SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Smith Barney Allocation Series Inc.	Smith Barney Sector Series Inc.
Smith Barney Multiple Discipline Trust	Smith Barney Massachusetts Municipals Fund
Smith Barney Institutional Cash Management Fund Inc.	Smith Barney Investment Trust
Smith Barney Aggressive Growth Fund Inc.	Smith Barney Appreciation Fund Inc.
Smith Barney Investment Funds Inc.	Smith Barney World Funds, Inc.
Smith Barney Equity Funds	Travelers Series Fund Inc.
Smith Barney Muni Funds	SB Adjustable Rate Income Fund
Intermediate Muni Fund Inc.	Managed Municipals Portfolio Inc.
Smith Barney Municipal Money Market Fund Inc.	Municipal High Income Fund Inc.
High Income Opportunity Fund Inc.	Citigroup Investments Corporate Loan Fund Inc.
Smith Barney Funds, Inc.	Real Estate Income Fund Inc.
Smith Barney Income Funds	Zenix Income Fund Inc.
Smith Barney Small Cap Core Fund, Inc.	Managed High Income Portfolio Inc.
Smith Barney Money Funds, Inc.	Smith Barney Investment Series
Smith Barney Fundamental Value Fund Inc.	Smith Barney Trust II
Greenwich Street Series Fund	Salomon Funds Trust
Smith Barney Managed Municipals Fund Inc.	Variable Annuity Portfolios
Smith Barney California Municipals Fund Inc.	CitiFunds Premium Trust
Smith Barney New Jersey Municipals Fund Inc.	CitiFunds Institutional Trust
Smith Barney Oregon Municipals Fund	CitiFunds Trust I
Smith Barney Arizona Municipals Fund Inc.	CitiFunds Trust III
Smith Barney Core Plus Bond Fund Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CITIGROUP ASSET MANAGEMENT ADVISED INVESTMENT COMPANIES

CitiFunds

Salomon Brothers Funds

Smith Barney Funds

NOTICE

OF

SPECIAL MEETING

OF

SHAREHOLDERS

CITIGROUP ASSET MANAGEMENT ADVISED INVESTMENT COMPANIES

CitiFunds

Salomon Brothers Funds

Smith Barney Funds

125 Broad Street, 10th Floor

New York, New York 10004

September 2, 2005

Dear Shareholder:

A special meeting of your Citigroup Fund will be held at American Conference Centers, 780 Third Avenue, New York, New York 10017, on October 21, 2005, at 1:00 p.m. (New York time), to vote on the proposals listed in the enclosed joint proxy statement.

Citigroup Inc., the parent company of the Funds’ investment advisers, Citi Fund Management Inc., Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and TIMCO Asset Management, Inc. (formerly known as The Travelers Investment Management Company), has entered into an agreement to sell substantially all of its worldwide asset management business, including the Funds’ investment advisers, to Legg Mason, Inc. The sale will cause the Funds’ current investment advisory or management agreements to terminate. Certain Funds also have a subadvisory agreement which will terminate upon the consummation of the sale. In order for the management of each Fund to continue uninterrupted after the sale, we are asking the shareholders of each Fund to approve a new management agreement for the Fund and, in certain cases, a new subadvisory agreement. Each Fund’s total fees for advisory and administrative services will remain the same under its new management agreement and, where applicable, subadvisory agreement.

If you are a shareholder of an open-end Fund, you will also be asked to elect Directors/Trustees of your Fund.

The Directors/Trustees responsible for your Fund recommend that you vote FOR each of these proposals.

You are invited to attend the meeting in person. If you do not expect to attend the meeting, we encourage you to vote by completing, signing and dating each enclosed white proxy card and promptly returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet. Your vote on these matters is important.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 1-866-718-0017.

Sincerely,

R. Jay Gerken

Chairman

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

1.	Approve a new management agreement for your Fund with your Fund’s current investment adviser. This new management agreement will take effect when your Fund’s current investment adviser becomes a subsidiary of Legg Mason, Inc.

2.	Approve a new subadvisory agreement, in relevant cases, with your Fund’s current subadviser. This new subadvisory agreement will take effect when your Fund’s current investment adviser becomes a subsidiary of Legg Mason, Inc.

3.	Elect a Board of Directors/Trustees for each of the open-end Funds.

Q.	Why am I being asked to vote on a new management agreement and subadvisory agreement, if applicable?

A.	Citigroup Inc. is the parent company of the Funds’ investment advisers and certain of the Funds’ subadvisers. Citigroup has entered into an agreement to sell its asset management business, Citigroup Asset Management, which includes the Funds’ investment advisers and these subadvisers, to Legg Mason, Inc. The sale will cause the Funds’ current management or advisory agreements to terminate, as well as for the relevant Funds, the current subadvisory agreements. The sale will not be completed unless a number of conditions are met. One of these conditions is that shareholders of a certain number of the Funds managed by Citigroup affiliates approve the proposed new agreements. Your Fund’s Board of Directors/Trustees has approved, and recommends that you approve, the new agreements.

Q.	What prompted the sale of Citigroup Asset Management to Legg Mason?

A.	After careful review, Citigroup determined that its emphasis should continue to be on expanding access to investment products through various distribution channels rather than focusing on managing proprietary and third party investment products.

Q.	How will the sale of Citigroup Asset Management potentially benefit me?

A.	The combination of Legg Mason and Citigroup Asset Management will create one of the world’s largest asset management organizations representing over $800 billion in assets under management. Following the transaction, Citigroup Asset Management will be part of an organization focused on the asset management business but will still have the opportunity to continue its strong working partnership with the Citigroup businesses and will also have new opportunities to grow.

Q.	How does the proposed new management agreement differ from my Fund’s current agreement?

A.	The current management agreement for certain Funds provides for investment management services only, with administrative services being provided pursuant to a separate administration agreement. For the three Funds advised by TIMCO Asset Management, Inc. (formerly known as The Travelers Investment Management Company), administrative services will continue to be provided under a separate administration agreement. For all of the other Funds, the proposed new management agreement addresses the adviser’s provision of both investment management and administrative services to your Fund. The Joint Proxy Statement describes other differences between your Fund’s current management agreement and the proposed new management agreement.

Q.	How does the proposed new subadvisory agreement differ from my Fund’s current agreement?

A.	With respect to the subadvisers that are affiliated with Citigroup, a single, uniform form of new subadvisory agreement is being proposed. With respect to the subadvisers that are not affiliated with Citigroup, the proposed new subadvisory agreement is substantially identical to your current subadvisory agreement.

i

Q.	Will my Fund’s total advisory and administrative services fees increase?

A.	No. The total fees for advisory and administrative services will remain the same. For those Funds currently operating under separate management and administration agreements, both functions will now be covered under one agreement (except in the case of the three Funds advised by TIMCO Asset Management, Inc. which will continue to receive management and administration services under separate agreements) and shareholders of the Funds will no longer pay a separate administration fee. As a result, the management fee for certain Funds will exceed the current advisory fee, but in no case will it exceed the current combined advisory and administrative fee.

Q.	Will there be any adviser or subadviser changes?

A.	Immediately following the sale of Citigroup Asset Management to Legg Mason, the adviser and, in relevant cases, the subadviser that currently manages your Fund will continue to manage the Fund. However, Legg Mason has advised the Fund Board members that it intends to combine the fixed income investment operations of Citigroup Asset Management with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates (“Western Asset”). Western Asset focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. As of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients.

Legg Mason has advised the Fund Board members that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the advisers and, in relevant cases, the Citigroup Asset Management subadvisers to the Funds. Among other things, this may involve Western Asset, the advisers and, in relevant cases, the Citigroup Asset Management subadvisers to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. Legg Mason may also wish to combine other Citigroup Asset Management operations with those of other Legg Mason subsidiaries.

It is expected that these combination processes, as well as the likelihood that certain fixed income portfolio managers or portfolio management teams may not remain with Citigroup Asset Management advisers or subadvisers or join Western Asset, will result in changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. Legg Mason has also advised the Fund Board members that, in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements.

Q.	How do the Board members suggest I vote in connection with the new management agreement and, if applicable, new subadvisory agreement?

A.	After careful consideration, the Board of your Fund recommends that you vote FOR the approval of the new management agreement and, if applicable, new subadvisory agreement.

Q.	How do the Board members suggest that I vote in connection with the election of Board members to the open-end funds?

A.	The Board of each open-end Fund also recommends that you vote FOR the nominees for your Fund’s Board.

Q.	Will my vote make a difference?

A.	Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund.

Q.	Are the Funds paying for preparation, printing and mailing of this proxy?

A.	No, all costs will be borne by Citigroup and Legg Mason whether or not the proposals are successful.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-866-718-0017.

Q.	How do I vote my shares?

A.	You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing each enclosed white proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

ii

CITIGROUP ASSET MANAGEMENT ADVISED INVESTMENT COMPANIES

CitiFunds

Salomon Brothers Funds

Smith Barney Funds

125 Broad Street, 10th Floor

New York, New York 10004

Notice of Special Meeting of Shareholders

To be held October 21, 2005

A special meeting of the shareholders of each Fund listed below will be held at American Conference Centers, 780 Third Avenue, New York, New York 10017, at 1:00 p.m. (New York time) on Friday, October 21, 2005, for the following purposes:

ITEM 1.	To approve a new Management Agreement for each Fund.

ITEM 2.	To approve a new Subadvisory Agreement for:

SB Convertible Fund
SB Capital and Income Fund
Citigroup Investments Corporate Loan Fund Inc.
Greenwich Street Series—Diversified Strategic Income Portfolio
Smith Barney Diversified Strategic Income Fund
Smith Barney Financial Services Fund
Smith Barney Health Sciences Fund
Smith Barney Technology Fund
Smith Barney International Fund
Smith Barney International Large Cap Fund
Smith Barney Emerging Markets Equity Fund
Smith Barney Core Plus Bond Fund Inc.
Smith Barney Real Return Strategy Fund
Smith Barney Hansberger Global Value Fund
Smith Barney Classic Values Fund
Real Estate Income Fund Inc.
Smith Barney Multiple Discipline Funds—All Cap and International Fund

ITEM 3.	To elect Directors/Trustees of each open-end Fund (as denoted by an asterisk in the table below).

ITEM 4.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Your Directors/Trustees recommend that you vote FOR all items.

Shareholders of record on August 22, 2005 are entitled to vote at the meeting and at any adjournments thereof.

If you own shares in more than one Fund as of August 22, 2005, you may receive more than one white proxy card. Please be certain to vote each white proxy card you receive.

By order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

September 2, 2005

I

Smith Barney Allocation Series Inc.—Balanced Portfolio*

Smith Barney Allocation Series Inc.—Conservative Portfolio*

Smith Barney Allocation Series Inc.—Growth Portfolio*

Smith Barney Allocation Series Inc.—High Growth Portfolio*

Smith Barney Allocation Series Inc.—Income Portfolio*

Smith Barney Allocation Series Inc.—Select Balanced Portfolio*

Smith Barney Allocation Series Inc.—Select Growth Portfolio*

Smith Barney Allocation Series Inc.—Select High Growth Portfolio*

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value*

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value*

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value*

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value*

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio*

Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio*

Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio*

Smith Barney Aggressive Growth Fund Inc.*

Smith Barney Investment Grade Bond Fund*

Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund*

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund*

Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund*

Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund*

Smith Barney Multiple Discipline Funds—All Cap and International Fund*

Smith Barney Real Return Strategy Fund*

Smith Barney Small Cap Growth Fund*

Smith Barney Small Cap Value Fund*

Smith Barney Hansberger Global Value Fund*

Smith Barney Government Securities Fund*

Smith Barney Social Awareness Fund*

Smith Barney California Money Market Portfolio*

Smith Barney Florida Portfolio*

Smith Barney Georgia Portfolio*

Smith Barney Limited Term Portfolio*

Smith Barney National Portfolio*

Smith Barney Massachusetts Money Market Portfolio*

Smith Barney New York Money Market Portfolio*

Smith Barney New York Portfolio*

Smith Barney Pennsylvania Portfolio*

Intermediate Muni Fund Inc.

Smith Barney Municipal Money Market Fund Inc.*

High Income Opportunity Fund Inc.

Smith Barney Large Cap Value Fund*

Smith Barney U.S. Government Securities Fund*

Smith Barney Short-Term Investment Grade Bond Fund*

SB Capital and Income Fund*

SB Convertible Fund*

Smith Barney Dividend and Income Fund*

Smith Barney Diversified Strategic Income Fund*

Smith Barney Exchange Reserve Fund*

Smith Barney High Income Fund*

Smith Barney Municipal High Income Fund*

Smith Barney Total Return Bond Fund*

Smith Barney Small Cap Core Fund, Inc.*

Smith Barney Money Funds—Cash Portfolio*

Smith Barney Money Funds—Government Portfolio*

Smith Barney Fundamental Value Fund Inc.*

Greenwich Street Series—Appreciation Portfolio*

Greenwich Street Series—Capital and Income Portfolio*

Greenwich Street Series—Diversified Strategic Income Portfolio*

Greenwich Street Series—Salomon Brothers Variable Growth & Income Fund*

Greenwich Street Series—Equity Index Portfolio*

Greenwich Street Series—Salomon Brothers Variable Aggressive Growth Fund*

Citigroup Investments Corporate Loan Fund Inc.

Real Estate Income Fund Inc.

Zenix Income Fund Inc.

Greenwich Street Series—Intermediate High Grade Portfolio*

Greenwich Street Series—Fundamental Value Portfolio*

Smith Barney Managed Municipals Fund Inc.*

Smith Barney California Municipals Fund Inc.*

Smith Barney New Jersey Municipals Fund Inc.*

Smith Barney Oregon Municipals Fund*

Smith Barney Arizona Municipals Fund Inc.*

Smith Barney Core Plus Bond Fund Inc.*

Smith Barney Financial Services Fund*

Smith Barney Health Sciences Fund*

Smith Barney Technology Fund*

Smith Barney Massachusetts Municipals Fund*

Smith Barney Classic Values Fund*

Smith Barney Intermediate Maturity California Municipals Fund*

Smith Barney Intermediate Maturity New York Municipals Fund*

Smith Barney Large Capitalization Growth Fund*

Smith Barney S&P 500 Index Fund*

Smith Barney Mid Cap Core Fund*

Smith Barney Appreciation Fund Inc.*

Smith Barney Inflation Management Fund*

Smith Barney International All Cap Growth Portfolio*

Travelers Series Funds—SB Adjustable Rate Income Portfolio*

Travelers Series Funds—Smith Barney Aggressive Growth Portfolio*

Travelers Series Funds—Smith Barney High Income Portfolio*

II

Travelers Series Funds—Smith Barney International All Cap Growth Portfolio*

Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio*

Travelers Series Funds—Smith Barney Large Cap Value Portfolio*

Travelers Series Funds—Smith Barney Mid Cap Core Portfolio*

Travelers Series Funds—Smith Barney Money Market Portfolio*

Travelers Series Funds—Social Awareness Stock Portfolio*

SB Adjustable Rate Income Fund*

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Managed High Income Portfolio Inc.

Smith Barney International Fund*

Smith Barney Dividend Strategy Fund*

SB Growth and Income Fund*

Smith Barney Premier Selections All Cap Growth Portfolio*

Smith Barney Growth and Income Portfolio*

SB Government Portfolio*

Smith Barney Dividend Strategy Portfolio*

Smith Barney Diversified Large Cap Growth Fund*

Smith Barney Small Cap Growth Opportunities Fund*

Smith Barney International Large Cap Fund*

Smith Barney Capital Preservation Fund*

Smith Barney Capital Preservation Fund II*

Smith Barney Short Duration Municipal Income Fund*

Salomon Brothers National Tax Free Bond Fund*

Salomon Brothers California Tax Free Bond Fund*

Salomon Brothers New York Tax Free Bond Fund*

Salomon Brothers Mid Cap Fund*

Smith Barney Small Cap Growth Opportunities Portfolio*

Citi Premium Liquid Reserves*

Citi Premium U.S. Treasury Reserves*

Citi Institutional Liquid Reserves*

Citi Institutional Cash Reserves*

Citi Institutional U.S. Treasury Reserves*

Citi Institutional Tax Free Reserves*

Citi Institutional Enhanced Income Fund*

Smith Barney Emerging Markets Equity Fund*

Citi Cash Reserves*

Citi U.S. Treasury Reserves*

Citi Tax Free Reserves*

Citi California Tax Free Reserves*

Citi Connecticut Tax Free Reserves*

Citi New York Tax Free Reserves*

III

CITIGROUP ASSET MANAGEMENT ADVISED INVESTMENT COMPANIES

CitiFunds

Salomon Brothers Funds

Smith Barney Funds

125 Broad Street, 10th Floor

New York, New York 10004

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of the Citi Funds, Salomon Brothers Funds and Smith Barney Funds (each, a “Fund,” and collectively, the “Funds”) listed below of proxies to be voted at the special meeting of shareholders of each Fund to be held at 1:00 p.m. (New York time) on Friday, October 21, 2005 at American Conference Centers, 780 Third Avenue, New York, New York 10017 (for each Fund, a “Meeting,” and collectively, the “Meetings”), and at any and all adjournments thereof. The Meetings will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about September 3, 2005.

Funds Holding Special Meetings of Shareholders

on October 21, 2005

Smith Barney Allocation Series Inc.—Balanced Portfolio

Smith Barney Allocation Series Inc.—Conservative Portfolio

Smith Barney Allocation Series Inc.—Growth Portfolio

Smith Barney Allocation Series Inc.—High Growth Portfolio

Smith Barney Allocation Series Inc.—Income Portfolio

Smith Barney Allocation Series Inc.—Select Balanced Portfolio

Smith Barney Allocation Series Inc.—Select Growth Portfolio

Smith Barney Allocation Series Inc.—Select High Growth Portfolio

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value

Smith Barney Government Securities Fund

Smith Barney Social Awareness Fund

Smith Barney Institutional Cash Management
Fund Inc.—Cash Portfolio

Smith Barney Institutional Cash Management
Fund Inc.—Government Portfolio

Smith Barney Institutional Cash Management
Fund Inc.—Municipal Portfolio

Smith Barney Aggressive Growth Fund Inc.

Smith Barney Investment Grade Bond Fund

Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—All Cap and International Fund

Smith Barney Real Return Strategy Fund

Smith Barney Small Cap Growth Fund

Smith Barney Small Cap Value Fund

Smith Barney Hansberger Global Value Fund

Smith Barney California Money Market Portfolio

Smith Barney Florida Portfolio

Smith Barney Georgia Portfolio

Smith Barney Limited Term Portfolio

Smith Barney National Portfolio

Smith Barney Massachusetts Money Market Portfolio

Smith Barney New York Money Market Portfolio

Smith Barney New York Portfolio

Smith Barney Pennsylvania Portfolio

Intermediate Muni Fund Inc.

Smith Barney Municipal Money Market Fund Inc.

High Income Opportunity Fund Inc.

Smith Barney Large Cap Value Fund

Smith Barney U.S. Government Securities Fund

Smith Barney Short-Term Investment Grade Bond Fund

SB Capital and Income Fund

SB Convertible Fund

Smith Barney Dividend and Income Fund

Smith Barney Diversified Strategic Income Fund

Smith Barney Exchange Reserve Fund

Smith Barney High Income Fund

Smith Barney Municipal High Income Fund

Smith Barney Total Return Bond Fund

Smith Barney Small Cap Core Fund, Inc.

Smith Barney Money Funds—Cash Portfolio

Smith Barney Money Funds—Government Portfolio

Smith Barney Fundamental Value Fund Inc.

Greenwich Street Series—Appreciation Portfolio

Greenwich Street Series—Capital and Income Portfolio

Greenwich Street Series—Diversified Strategic Income Portfolio

Greenwich Street Series—Salomon Brothers Variable Growth & Income Fund

Greenwich Street Series—Equity Index Portfolio

Greenwich Street Series—Salomon Brothers Variable Aggressive Growth Fund

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Citigroup Investments Corporate Loan Fund Inc.

Real Estate Income Fund Inc.

Zenix Income Fund Inc.

Managed High Income Portfolio Inc.

Greenwich Street Series—Intermediate High Grade Portfolio

Greenwich Street Series—Fundamental Value Portfolio

Smith Barney Managed Municipals Fund Inc.

Smith Barney California Municipals Fund Inc.

Smith Barney New Jersey Municipals Fund Inc.

Smith Barney Oregon Municipals Fund

Smith Barney Arizona Municipals Fund Inc.

Smith Barney Core Plus Bond Fund Inc.

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

Smith Barney Massachusetts Municipals Fund

Smith Barney Classic Values Fund

Smith Barney Intermediate Maturity California Municipals Fund

Smith Barney Intermediate Maturity New York Municipals Fund

Smith Barney Large Capitalization Growth Fund

Smith Barney S&P 500 Index Fund

Smith Barney Mid Cap Core Fund

Smith Barney Appreciation Fund Inc.

Smith Barney Inflation Management Fund

Smith Barney International All Cap Growth Portfolio

Travelers Series Funds—SB Adjustable Rate Income Portfolio

Travelers Series Funds—Smith Barney Aggressive Growth Portfolio

Travelers Series Funds—Smith Barney High Income Portfolio

Travelers Series Funds—Smith Barney International All Cap Growth Portfolio

Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio

Travelers Series Funds—Smith Barney Large Cap Value Portfolio

Travelers Series Funds—Smith Barney Mid Cap Core Portfolio

Travelers Series Funds—Smith Barney Money Market Portfolio

Travelers Series Funds—Social Awareness Stock Portfolio

SB Adjustable Rate Income Fund

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

Smith Barney Small Cap Growth Opportunities Portfolio

Citi Premium Liquid Reserves

Smith Barney International Fund

Smith Barney Dividend Strategy Fund

SB Growth and Income Fund

Smith Barney Premier Selections All Cap Growth Portfolio

Smith Barney Growth and Income Portfolio

SB Government Portfolio

Smith Barney Dividend Strategy Portfolio

Smith Barney Diversified Large Cap Growth Fund

Smith Barney Small Cap Growth Opportunities Fund

Smith Barney International Large Cap Fund

Smith Barney Capital Preservation Fund

Smith Barney Capital Preservation Fund II

Smith Barney Short Duration Municipal Income Fund

Citi Premium U.S. Treasury Reserves

Citi Institutional Liquid Reserves

Citi Institutional Cash Reserves

Citi Institutional U.S. Treasury Reserves

Citi Institutional Tax Free Reserves

Citi Institutional Enhanced Income Fund

Smith Barney Emerging Markets Equity Fund

Citi Cash Reserves

Citi U.S. Treasury Reserves

Citi Tax Free Reserves

Citi California Tax Free Reserves

Citi Connecticut Tax Free Reserves

Citi New York Tax Free Reserves

Each Fund is organized as either a Massachusetts business trust (each, a “Trust”), or a series of a Trust, or a Maryland corporation (each, a “Corporation”), or a series of a Corporation. The Trusts and Corporations are registered investment companies. A list of each Trust, Corporation, and the series of each Trust and Corporation (if any), is set forth in Appendix A.

Shareholders of record at the close of business on August 22, 2005 (the “Record Date”) are entitled to vote at the Meetings. Shareholders of certain Funds are entitled to one vote for each share held. Shareholders of other Funds are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund. Holders of the preferred shares of Managed Municipals Portfolio Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc. and Intermediate Muni Fund Inc. will have equal voting rights with the common shares of those Funds and will vote together with those shares as a single class on the proposals on which they are entitled to vote. The manner in which shareholders of each Fund are entitled to vote is shown in Appendix B.

The number of shares of each Fund outstanding on August 22, 2005 and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on the white proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund as of August 22, 2005, you may receive more than one white proxy card. Please complete EACH white proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified, the shares will be voted FOR approval of the new management agreement, FOR approval of the new subadvisory agreement and FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at 125 Broad Street, New York, New York 10004 or by calling toll free at 1-800-451-2010.

Please note that only one annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

Name of Fund	Proposal No. 1—to Approve New Management Agreement	Proposal No. 2—to Approve New Subadvisory Agreement	Proposal No. 3—to Elect Board Members
			Board I	Board II	Board III	Board IV	Board V	Board VI	Board VII	Board VIII
Smith Barney Allocation Series Inc.—Balanced Portfolio	✓		✓
Smith Barney Allocation Series Inc.—Conservative Portfolio	✓		✓
Smith Barney Allocation Series Inc.—Growth Portfolio	✓		✓
Smith Barney Allocation Series Inc.—High Growth Portfolio	✓		✓
Smith Barney Allocation Series Inc.—Income Portfolio	✓		✓
Smith Barney Allocation Series Inc.—Select Balanced Portfolio	✓		✓
Smith Barney Allocation Series Inc.—Select Growth Portfolio	✓		✓
Smith Barney Allocation Series Inc.—Select High Growth Portfolio	✓		✓
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value	✓		✓
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value	✓		✓
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value	✓		✓
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value	✓		✓
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	✓			✓
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	✓			✓
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	✓			✓
Smith Barney Aggressive Growth Fund Inc.	✓			✓
Smith Barney Investment Grade Bond Fund	✓			✓
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	✓			✓
Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund	✓			✓
Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund	✓			✓
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	✓			✓
Smith Barney Multiple Discipline Funds—All Cap and International Fund	✓	✓		✓
Smith Barney Real Return Strategy Fund	✓	✓		✓
Smith Barney Small Cap Growth Fund	✓			✓
Smith Barney Small Cap Value Fund	✓			✓

Name of Fund	Proposal No. 1—to Approve New Management Agreement	Proposal No. 2—to Approve New Subadvisory Agreement	Proposal No. 3—to Elect Board Members
			Board I	Board II	Board III	Board IV	Board V	Board VI	Board VII	Board VIII
Smith Barney Hansberger Global Value Fund	✓	✓		✓
Smith Barney Government Securities Fund	✓			✓
Smith Barney Social Awareness Fund	✓				✓
Smith Barney California Money Market Portfolio	✓				✓
Smith Barney Florida Portfolio	✓				✓
Smith Barney Georgia Portfolio	✓				✓
Smith Barney Limited Term Portfolio	✓				✓
Smith Barney National Portfolio	✓				✓
Smith Barney Massachusetts Money Market Portfolio	✓				✓
Smith Barney New York Money Market Portfolio	✓				✓
Smith Barney New York Portfolio	✓				✓
Smith Barney Pennsylvania Portfolio	✓				✓
Intermediate Muni Fund Inc.	✓
Smith Barney Municipal Money Market Fund Inc.	✓				✓
High Income Opportunity Fund Inc.	✓
Smith Barney Large Cap Value Fund	✓				✓
Smith Barney U.S. Government Securities Fund	✓				✓
Smith Barney Short-Term Investment Grade Bond Fund	✓				✓
SB Capital and Income Fund	✓	✓			✓
SB Convertible Fund	✓	✓			✓
Smith Barney Dividend and Income Fund	✓				✓
Smith Barney Diversified Strategic Income Fund	✓	✓			✓
Smith Barney Exchange Reserve Fund	✓				✓
Smith Barney High Income Fund	✓				✓
Smith Barney Municipal High Income Fund	✓				✓
Smith Barney Total Return Bond Fund	✓				✓
Smith Barney Small Cap Core Fund, Inc.	✓				✓
Smith Barney Money Funds—Cash Portfolio	✓				✓
Smith Barney Money Funds—Government Portfolio	✓				✓
Smith Barney Fundamental Value Fund Inc.	✓					✓
Greenwich Street Series—Appreciation Portfolio	✓						✓
Greenwich Street Series—Capital and Income Portfolio	✓						✓
Greenwich Street Series—Diversified Strategic Income Portfolio	✓	✓					✓
Greenwich Street Series—Salomon Brothers Variable Growth & Income Fund	✓						✓
Greenwich Street Series—Equity Index Portfolio	✓						✓
Greenwich Street Series—Salomon Brothers Variable Aggressive Growth Fund	✓						✓
Greenwich Street Series—Intermediate High Grade Portfolio	✓						✓

Name of Fund	Proposal No. 1—to Approve New Management Agreement	Proposal No. 2—to Approve New Subadvisory Agreement	Proposal No. 3—to Elect Board Members
			Board I	Board II	Board III	Board IV	Board V	Board VI	Board VII	Board VIII
Greenwich Street Series—Fundamental Value Portfolio	✓						✓
Smith Barney Managed Municipals Fund Inc.	✓						✓
Smith Barney California Municipals Fund Inc.	✓						✓
Smith Barney New Jersey Municipals Fund Inc.	✓						✓
Smith Barney Oregon Municipals Fund	✓						✓
Smith Barney Arizona Municipals Fund Inc.	✓						✓
Smith Barney Core Plus Bond Fund Inc.	✓	✓					✓
Smith Barney Financial Services Fund	✓	✓					✓
Smith Barney Health Sciences Fund	✓	✓					✓
Smith Barney Technology Fund	✓	✓					✓
Smith Barney Massachusetts Municipals Fund	✓						✓
Smith Barney Classic Values Fund	✓	✓					✓
Smith Barney Intermediate Maturity California Municipals Fund	✓						✓
Smith Barney Intermediate Maturity New York Municipals Fund	✓						✓
Smith Barney Large Capitalization Growth Fund	✓						✓
Smith Barney S&P 500 Index Fund	✓						✓
Smith Barney Mid Cap Core Fund	✓						✓
Smith Barney Appreciation Fund Inc.	✓						✓
Smith Barney Inflation Management Fund	✓							✓
Smith Barney International All Cap Growth Portfolio	✓							✓
Travelers Series Funds—SB Adjustable Rate Income Portfolio	✓							✓
Travelers Series Funds—Smith Barney Aggressive Growth Portfolio	✓							✓
Travelers Series Funds—Smith Barney High Income Portfolio	✓							✓
Travelers Series Funds—Smith Barney International All Cap Growth Portfolio	✓							✓
Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio	✓							✓
Travelers Series Funds—Smith Barney Large Cap Value Portfolio	✓							✓
Travelers Series Funds—Smith Barney Mid Cap Core Portfolio	✓							✓
Travelers Series Funds—Smith Barney Money Market Portfolio	✓							✓
Travelers Series Funds—Social Awareness Stock Portfolio	✓							✓
SB Adjustable Rate Income Fund	✓								✓
Managed Municipals Portfolio Inc.	✓
Municipal High Income Fund Inc.	✓
Citigroup Investments Corporate Loan Fund Inc.	✓

Name of Fund	Proposal No. 1—to Approve New Management Agreement	Proposal No. 2—to Approve New Subadvisory Agreement	Proposal No. 3—to Elect Board Members
			Board I	Board II	Board III	Board IV	Board V	Board VI	Board VII	Board VIII
Real Estate Income Fund Inc.	✓	✓
Zenix Income Fund Inc.	✓
Managed High Income Portfolio Inc.	✓
Smith Barney International Fund	✓	✓								✓
Smith Barney Dividend Strategy Fund	✓									✓
SB Growth and Income Fund	✓									✓
Smith Barney Premier Selections All Cap Growth Portfolio	✓									✓
Smith Barney Growth and Income Portfolio	✓									✓
SB Government Portfolio	✓									✓
Smith Barney Dividend Strategy Portfolio	✓									✓
Smith Barney Diversified Large Cap Growth Fund	✓									✓
Smith Barney Small Cap Growth Opportunities Fund	✓									✓
Smith Barney International Large Cap Fund	✓	✓								✓
Smith Barney Capital Preservation Fund	✓									✓
Smith Barney Capital Preservation Fund II	✓									✓
Smith Barney Short Duration Municipal Income Fund	✓									✓
Salomon Brothers National Tax Free Bond Fund	✓									✓
Salomon Brothers California Tax Free Bond Fund	✓									✓
Salomon Brothers New York Tax Free Bond Fund	✓									✓
Salomon Brothers Mid Cap Fund	✓									✓
Smith Barney Small Cap Growth Opportunities Portfolio	✓									✓
Citi Premium Liquid Reserves	✓									✓
Citi Premium U.S. Treasury Reserves	✓									✓
Citi Institutional Liquid Reserves	✓									✓
Citi Institutional Cash Reserves	✓									✓
Citi Institutional U.S. Treasury Reserves	✓									✓
Citi Institutional Tax Free Reserves	✓									✓
Citi Institutional Enhanced Income Fund	✓									✓
Smith Barney Emerging Markets Equity Fund	✓	✓								✓
Citi Cash Reserves	✓									✓
Citi U.S. Treasury Reserves	✓									✓
Citi Tax Free Reserves	✓									✓
Citi California Tax Free Reserves	✓									✓
Citi Connecticut Tax Free Reserves	✓									✓
Citi New York Tax Free Reserves	✓									✓

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is set forth in Appendix B. For any Fund that is identified in Appendix A as being organized as a series of a Corporation, a quorum of the shareholders of the Corporation as a whole is required in order to take any action at the Meeting, and, in addition, a quorum of the shareholders for the particular Fund is required in order for action to be taken by the shareholders of that Fund with respect to Items 1 and 2. For any Fund that is identified in Appendix A as being organized as a series of a Trust, a quorum of the shareholders of the Trust as a whole is required in order to take action at the Meeting with respect to Item 3, and a quorum of the shareholders for the particular Fund is required in order for action to be taken by the shareholders of that Fund with respect to Items 1 and 2, whether or not there is a quorum of the shareholders of the Trust as a whole.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms, including Citigroup Global Markets Inc. (“CGMI”) and other Citigroup Inc. (“Citigroup”) affiliates, holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meetings. The New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the new management agreements in Item 1 or the new subadvisory agreements in Item 2. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the Fund’s distributor, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Items 1, 2 and 3. Some service agents are affiliates of Citigroup and, therefore, have an interest in the outcome of the voting on the new management agreements in Item 1 and the new subadvisory agreements in Item 2, and stand to benefit if these proposals are approved. For example, if shareholders of the Funds fail to approve the new management agreements and the new subadvisory agreements, the transaction involving Citigroup, which is described below under the heading “Description of the Transaction,” may not be consummated or the payments to Citigroup in connection with the transaction may be reduced. With respect to any shares for which a Citigroup-affiliated service agent (other than a broker-dealer) is the holder of record and for which it does not receive voting instructions from its customers, such service agent intends to vote those shares in the same proportion as the votes received from its customers for which instructions have been received.

Shares of certain Funds are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (the “Variable Annuity Funds”). The rights accompanying shares of certain of the Variable Annuity Funds are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on August 22, 2005 will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Approval of Items 1 and 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the relevant Fund. Under applicable law, the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Each nominee named in Item 3 must be elected by a plurality of the voting power of the shares of the relevant Trust or Corporation voted at the Meeting. In the case of a Trust or Corporation that comprises one or more series, the voting power of the shares of each series will be counted together in determining the results of the voting for Item 3.

If you are a shareholder of a closed-end fund, you are not being asked to elect Board Members at this time. Each of the Funds which is a closed-end fund is listed in Appendix C (each a “Closed-end Fund,” and collectively, the “Closed-end Funds”). Unlike open-end funds, closed-end funds generally hold annual meetings of their shareholders at which Board Members are elected, and many of the Closed-end Funds covered by this Joint Proxy Statement have already held their 2005 annual meetings or are scheduled to hold meetings shortly at which Board Members will be elected.

The following table summarizes these voting requirements:

	Shareholders Entitled to Vote	Vote Required for Approval
Item 1 (Approval of New Management Agreement)	Shareholders of the relevant Fund, voting separately	Approved by a “majority of the outstanding voting securities” of the relevant Fund

Item 2 (Approval of New Subadvisory Agreement)	Shareholders of the relevant Fund, voting separately	Approved by a “majority of the outstanding voting securities” of the relevant Fund

Item 3 (Election of Board Members)	Shareholders of the relevant Fund (other than the Closed-end Funds) voting together with shareholders of the other Funds, if any, that are series of the same Trust or Corporation	Each nominee must be elected by a plurality of the voting power of the shares of the relevant Corporation/Trust voted at the Meeting

Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST Items 1 and 2. Abstentions and broker non-votes will have no effect on the vote on Item 3.

Properly executed white proxy cards will be voted by the persons named therein in the manner directed by the shareholder executing the proxy. Properly executed white proxy cards that do not give specific direction with respect to specific proposals will be voted FOR Items 1, 2 and 3 and in the best judgment of the named proxies as to any other matters.

ITEM 1—TO APPROVE A NEW MANAGEMENT AGREEMENT

At the Meeting, you will be asked to approve a new management agreement between your Fund and its investment adviser (each a “New Management Agreement,” and collectively, the “New Management Agreements”). A general description of the proposed New Management Agreement and a general comparison of the proposed New Management Agreement and the investment management agreements currently in effect for the Funds (each, a “Current Management Agreement,” and collectively, the “Current Management Agreements”) are included below. More detailed comparisons are included in Appendix D. The form of the New Management Agreement is attached hereto as Appendix E.

Smith Barney Fund Management LLC (“SBFM”), Salomon Brothers Asset Management Inc (“SBAM”), Citi Fund Management Inc. (“CFM”) and TIMCO Asset Management, Inc. (formerly known as The Travelers Investment Management

Company) (“TIMCO”) currently provide investment advisory services to the Funds. SBFM, SBAM, CFM and TIMCO (each, an “Adviser,” and collectively, the “Advisers”) serve as investment advisers to the Funds as set forth in Appendix B and are responsible for the Funds’ overall investment strategy and its implementation. The date of each Fund’s Current Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix F.

The Board Members are proposing a New Management Agreement for each Fund because the Current Management Agreements will terminate when the Advisers’ parent company, Citigroup, sells its interest in each of the Advisers to Legg Mason, Inc. (“Legg Mason”). This transaction is discussed in more detail below. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction discussed below will constitute a sale of a controlling block of voting securities of each Adviser that will result in the automatic termination of each Current Management Agreement.

Description of the Transaction

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup will sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason and a number of shares of non-voting, convertible preferred stock representing approximately 10% of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the “Transaction”). Subject to certain adjustments, the total value of the Transaction (based on the average price of Legg Mason common stock prior to June 23, 2005) is approximately $3.7 billion. As a result of the Transaction, the Advisers to the Funds will become wholly owned subsidiaries of Legg Mason.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) Citigroup and Legg Mason obtaining certain required regulatory approvals, (2) consent by certain advisory clients of CAM representing no less than 75% of the revenue attributable to the assets under management for such clients to continue their advisory relationship with the Advisers following the consummation of the Transaction and (3) conversion of Legg Mason’s subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company chartered under state law or the National Bank Act that is not a bank, thrift or savings association under the Bank Holding Company Act. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the closing of the Transaction is expected by Citigroup and Legg Mason to take place during the fourth quarter of 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. Legg Mason is a holding company that currently provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $397 billion, of which, approximately $248 billion (62%) represented fixed income assets, and $75 billion (19%) represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

In anticipation of the Transaction, members of the Funds’ Boards met on July 11, 2005 and, during the first two weeks of August 2005, the Funds’ Boards met in person at a joint meeting and also met separately for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Adviser. The 1940 Act requires that the New Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At those Board meetings, and for the reasons discussed below (see “Board Considerations” below), each Board, including a majority of the Board Members who are not “interested persons” of the Funds or the Advisers as defined in the 1940 Act (the “Independent Board Members”), approved each New Management Agreement applicable to the Funds overseen by that Board and recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event shareholders of a Fund do not approve the New Management Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

It is anticipated that the names of the Funds and Advisers will remain the same immediately following the closing of the Transaction, but will eventually change. Upon closing of the Transaction, Legg Mason will have a license which will permit the Funds and the Advisers to continue using their current names for up to twelve months following the closing. For certain Funds, arrangements may be made for a more extended license period.

Section 15(f) of the 1940 Act

Citigroup is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Citigroup and Legg Mason have agreed under the Transaction Agreement not to take, and have informed the Boards that they will not take, any action that is not contemplated by the Transaction, or fail to take any action, that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

The New Management Agreement

As noted above, under the requirements of the 1940 Act, each Fund is required to enter into a new advisory agreement as a result of the Transaction. The Current Management Agreements pursuant to which the Funds currently receive investment advisory services differ in many cases from Fund to Fund and in some cases contain outdated provisions. CAM management has proposed that the Funds use this opportunity to both standardize the terms of the agreements used in the fund complex and to update the agreements. In addition, for those Funds currently operating under separate investment management and fund administration agreements, both functions will now be covered under one agreement, except in the case of Smith Barney Small Cap Core Fund, Inc., Greenwich Street Series—Equity Index Portfolio and Smith Barney S&P 500 Index Fund (the “TIMCO Funds”), which will continue to receive investment management and fund administration services under separate agreements.

The fees payable to the Advisers under each New Management Agreement will in each case be no greater than the aggregate fees currently payable to the Advisers by the Fund for investment management and fund administration services. In addition, the Advisers have assured the Boards that they will continue to provide the same level of advisory and administrative services to each Fund under the New Management Agreements as provided under the Current Management Agreements and any separate administrative agreements. For the TIMCO Funds, the separate fees payable for advisory and administrative services will in each case be no greater than the respective fees currently payable by the TIMCO Funds for such services, and the Adviser and administrator for each of the TIMCO Funds will continue to provide the same level of advisory and administrative services, as applicable, to such TIMCO Fund. CAM has assured the Boards that the nature and scope of services provided under the Current Management Agreements will continue undiminished under the New Management Agreements.

The New Management Agreements reflect, consistent with recent regulatory initiatives, an increased role for a Fund’s Board particularly in areas where the Adviser may have a conflict of interest in providing services to a Fund. For example, in recent years the Securities and Exchange Commission (the “SEC”) has focused on proxy voting by investment companies, adopting new disclosure and reporting requirements, and focusing on the duty of an investment adviser to vote proxies in the best interests of a fund and its shareholders. The New Management Agreements require the Adviser to exercise voting and other rights pertaining to a Fund’s portfolio securities subject to such direction as a Fund’s Board may provide. Also, in recent years there has been an increased focus on the payment of brokerage fees by investment companies in connection with their portfolio transactions, and the role of a fund’s adviser in selecting brokers to execute a fund’s trades, in particular where the adviser may benefit directly, such as in the use of “soft dollars” (as described below). The New Management Agreements, while permitting the Advisers to select brokers for the Funds and to utilize soft dollars as now permitted under applicable law, permit the Funds’ Boards to adopt policies and procedures relating to brokerage practices that may limit the broad authority granted to the Advisers in the New Management Agreements.

Except in the case of the TIMCO Funds, the New Management Agreements also include fund administration services as well as investment management functions. Because both of these functions are currently performed by personnel of the Advisers or their affiliates, and because of the importance of all of these functions, it is proposed that both functions be provided under one agreement, which will be subject to annual review by a Fund’s Board both as to the services provided and the fees payable thereunder.

Comparison of Current Management Agreements to the New Management Agreement

Set forth below is a general description of the terms of the New Management Agreements and a general comparison with the terms of the Current Management Agreements. Variations applicable to the TIMCO Funds are discussed under the heading “TIMCO Funds” below. A copy of the form of New Management Agreement, including the variations applicable to the TIMCO Funds, is attached to this Joint Proxy Statement as Appendix E and you should refer to Appendix E for the complete terms of the New Management Agreement. A more detailed examination of the material differences between the New Management Agreements and the Current Management Agreements on a Fund by Fund basis is set forth in Appendix D and you should refer to Appendix D to determine how the New Management Agreement may differ in any material respect from your Fund’s Current Management Agreement.

Fees. There is no change in the aggregate fees payable by any Fund to its Adviser for investment management and fund administration services under the New Management Agreement. However, as noted below, the New Management Agreement addresses the provision of both investment management and administrative services to the Fund, and the fees payable under the Agreements therefore include the fees for both investment management and administrative services. For certain Funds, the fee for administrative services is currently paid to the Advisers or their affiliates under separate agreements. The current fee schedule for management services and, if applicable, administrative services for each Fund is set forth in Appendix F.

Investment Management Services. Each New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser will regularly provide the Fund with investment research, advice, management and supervision, will furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Adviser. Except in the case of certain Funds organized in a fund of funds structure, as noted in Appendix D, each Current Management Agreement contains similar provisions.

As noted above, under each Fund’s New Management Agreement, the Fund’s Adviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, brokers or dealers may be selected by the Adviser who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) (“1934 Act”) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

Except in certain cases noted in Appendix D, each Current Management Agreement also authorizes the Adviser to select brokers and dealers for the execution of portfolio transactions, with such limitations as are also described in Appendix D. Many of the Current Management Agreements also provide that the Adviser must seek the best overall terms available in selecting brokers or dealers to execute transactions on behalf of a Fund, and require the Adviser to consider factors it deems relevant, such as the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. However, none of the Current Management Agreements give specific authority to the Board of a Fund, as do the New Management Agreements, to adopt policies and procedures that may modify or restrict the Adviser’s authority regarding trades for the Fund.

Each New Management Agreement further provides that the Adviser will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and will exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and will perform such other functions of investment management and supervision as may be directed by the Board. Except as described in Appendix D, the Current Management Agreements have similar provisions. Many of the Current Management Agreements, as noted in Appendix D, do not require or otherwise mention proxy voting on behalf of a Fund. None of the Current Management Agreements gives specific authority to the Board of the Fund to provide direction to the Adviser with respect to proxy voting.

Fund Administration Services. Each New Management Agreement provides that the Adviser will also perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Board. Such administrative services include (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Adviser is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser further oversees the maintenance and preservation of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In addition, each New Management Agreement requires the Adviser to furnish the Fund, at its own expense, with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Each New Management Agreement also requires the Adviser to permit any of its directors, officers and employees, who may be elected as Board Members or officers of the Fund, to serve in the capacities in which they are elected.

Each of the Funds currently has in place agreements providing for similar administrative services to be provided by that Fund’s Adviser or an affiliate of the Adviser. In some cases, as in the New Management Agreement, these administrative services are included with investment management services in one agreement. In other cases, a Fund has entered into a separate agreement covering the provision of administrative services with the Adviser or an affiliate of the Adviser. Unlike the New Management Agreement, many of these separate agreements have appendices attached which detail the fund accounting, financial administration, treasury, and legal and regulatory services to be provided by the Adviser or an affiliate of the Adviser. The Advisers have provided assurances to the Boards that they will provide at least the same level of services under a Fund’s New Management Agreement as are currently provided under the existing management or administrative services agreement pertaining to that Fund.

Payment of Expenses. The New Management Agreement requires the Adviser to bear all expenses, and to furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the Fund with investment advisory and administrative services under the New Management Agreement. Except for these expenses, the Adviser is not responsible for a Fund’s expenses as described more fully in Appendix C. Except as described in Appendix D, each Current Management Agreement also requires that the Adviser bear all expenses in connection with the performance of its services under the Agreement.

Conflicts of Interest. As noted above, the New Management Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. In addition to those provisions discussed above, the New Management Agreement provides that the Adviser may not deal with itself, or with members of a Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may the Adviser purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The New Management Agreement specifically provides that personnel of the Adviser, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Adviser. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

As more fully described in Appendix D, certain of the Current Management Agreements address some, but not all, of these potential conflicts.

Limitation on Liability. Under each New Management Agreement, the Adviser assumes no responsibility other than to render the services called for by the Agreement in good faith, and the Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. An Adviser is not protected however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Adviser who may provide services to the Fund as contemplated by the New Management Agreement.

Except as described in Appendix D, each Current Management Agreement contains similar provisions that limit the liability of the Adviser to the Fund, except for liability for willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. Many of the Current Management Agreements, however, do not specifically mention losses arising out of any investment or any act or omission in the execution of securities transactions for a Fund. Certain of the Current Management Agreements also require the Adviser to exercise its best judgment in rendering services under the Agreement, but, unlike the New Management Agreements, do not also specifically require the Adviser to act in good faith. As noted above, however, both the Current Management Agreements and the New Management Agreements contain similar provisions limiting the liability of the Advisers. The Advisers have informed the Boards that the same standard of care to which the Advisers are subject under the Current Management Agreements is intended to apply under the New Management Agreements, as well. The differences between the Current Management Agreements and the New Management Agreements with respect to limitation on liability are more fully described in Appendix D.

Term and Continuance. If approved by shareholders of a Fund, the New Management Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, each New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Management Agreement. The Current Management Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ and the initial two-year period has elapsed in most cases.

Termination. The New Management Agreement for each Fund provides that the Agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Adviser or by the Adviser upon not less than ninety days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. Both the Current Management Agreement and the New Management Agreement will terminate automatically in the event of their “assignment” (as defined in the 1940 Act). Except as described in Appendix F, the Current Management Agreements contain similar termination provisions.

TIMCO Funds

The TIMCO Funds will continue to receive investment management and fund administration services under separate agreements. It is proposed that the TIMCO Funds enter into New Management Agreements that are substantially identical to the New Management Agreements described above, except that the New Management Agreements relating to the TIMCO Funds do not contain provisions relating to the furnishing of fund administration services to the Fund. Such services will be provided under the existing administration agreements for each of the TIMCO Funds, which will remain in effect immediately following the closing of the Transaction.

Board Considerations

At meetings held during the first two weeks of August 2005, the Board of each Fund, including the Independent Board Members, approved the New Management Agreement between the Fund and its Adviser. The exact date of each Board’s meeting is noted in Appendix G.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of each Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July meeting and August meetings.

At each Board’s August meetings, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreements.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Advisers and, in relevant cases, the CAM subadvisers to the Funds, which, among other things, may involve Western Asset, the Advisers and, in relevant cases, the CAM subadvisers to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance services;

(iv) that Legg Mason has advised the Boards that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the applicable Boards before making any changes;

(v) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Advisers will have substantially the same access to the Citigroup sales force when distributing shares of the Funds as is currently provided to CAM and that other arrangements between the Advisers and Citigroup sales channels will be preserved;

(vi) for Funds currently having investment subadvisers, the existence of that subadvisory relationship, the division of responsibilities between the Adviser and the subadviser and the services provided by each of them, and the cost to the Adviser of obtaining those services (in the case of subadvisers not affiliated with the Adviser);

(vii) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer the Funds as investment products, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Funds if Citigroup-affiliated broker-dealers remain the Funds’ principal underwriters;

(xi) the fact that each Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreements, but will remain the same;

(xii) the terms and conditions of the New Management Agreements, including the differences from the Current Management Agreements (see “Comparison of Current Management Agreements to the New Management Agreement” above and Appendix F), and, except with respect to the TIMCO Funds, the benefits of a single, uniform form of agreement covering these services;

(xiii) that within the past year each Board had performed a full annual review of or initially approved, if applicable, the Current Management Agreements as required by the 1940 Act and had determined that each applicable Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Fund; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee reductions and breakpoints, represent reasonable compensation to the Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment, and represent an appropriate sharing at the present time between Fund shareholders and the Adviser of economies of scale in the management of each Fund at current and anticipated asset levels (the date of each Board’s most recent full annual review of the Current Management Agreements is noted in Appendix E);

(xiv) that the Funds would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

(xv) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their most recent approval or continuation of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreements. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of each Adviser to perform its duties after the Transaction, taking into account where the Fund currently has a subadviser the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the Funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Advisers and, in relevant cases, the CAM subadvisers to the Funds, which, among other things, may involve Western Asset, the Advisers and, in relevant cases, the CAM subadvisers to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. In the case of High Income Opportunity Fund Inc., Smith Barney Dividend and Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Greenwich Street Series—Diversified Strategic Income Portfolio, Travelers Series Funds—Smith Barney High Income Portfolio, Zenix Income Fund Inc. and Managed High Income Portfolio Inc., the applicable Boards considered the likelihood that certain fixed income portfolio managers or portfolio management teams may not remain with CAM advisers or subadvisers or join the Western Asset organization, and considered assurances from senior officers of Legg Mason and Western Asset as to Western Asset’s resources and experience in managing similar investment asset classes. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the Funds’ principal underwriters, the Funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by each Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Advisers to provide those services. It was noted, however, that a limited number of portfolio managers and other personnel have entered into retention and/or employment agreements with the Advisers or Legg Mason covering periods before and after the closing of the Transaction, and, as noted above, it is expected that there will be changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Advisers additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Advisers under the New Management Agreements and the profitability to the Advisers of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable for advisory and administrative (or management) services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, but that they had been satisfied in their most recent review of the Current Management Agreements that each Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Advisers’ profitability. The Board Members concluded that, overall, they were satisfied that, currently, each Adviser’s level of profitability from its relationship with each Fund was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Advisers under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the Funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each Fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative (or management) services for many Funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other Funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by each Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each Fund were not expected to increase as a result of the Transaction, each Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many Funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other Funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Information About the Advisers

Each Adviser is a registered investment adviser and is an indirect wholly owned subsidiary of Citigroup. SBFM is a Delaware limited liability company that is wholly owned by Citigroup Global Market Holdings Inc., which is a wholly owned subsidiary of Citigroup. SBAM is a Delaware corporation that is wholly owned by Citigroup Financial Products Inc., which is wholly owned by Citigroup Global Market Holdings Inc. CFM is a Delaware corporation that is wholly owned by SBFM. TIMCO is a Connecticut corporation that is wholly owned by Citigroup Global Market Holdings Inc., which is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. Each Adviser or an affiliate provides administrative services to the Funds to which it provides investment management services. These administrative services are provided under the Fund’s Current Management Agreement or under a separate agreement with the Fund covering the provision of administrative services. The address of Citigroup, each Adviser, with the exceptions of CFM and TIMCO, and the other entities referenced above is 399 Park Avenue, New York, New York 10022. The address of CFM and TIMCO is 100 First Stamford Place, Stamford, Connecticut 06902.

CGMI currently serves as the distributor for each of the Funds, and for certain Funds, PFS Distributors, Inc. (“PFS”), serves as co-distributor. CGMI is located at 388 Greenwich Street, New York, New York 10013. PFS is located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099. Each of CGMI and PFS is an affiliate of Citigroup. After the closing of the Transaction, it is contemplated that an affiliate of Legg Mason will, subject to Board approval, become the primary distributor of all of the Funds and that CGMI and PFS will either remain as co-distributors of the Funds for which they currently serve in that capacity or will become selling dealers. In either case the Citigroup affiliates that are involved in distributions of the Funds’ shares will be compensated for their services.

Affiliates of the Advisers also currently serve as shareholder servicing agents for certain Funds. These arrangements are not expected to change as a result of the New Management Agreements being implemented. An affiliate of the Advisers also serves as transfer agent for the Funds. The Funds’ transfer agent is expected to change, but not as a result of the Transaction (see “Legal Proceedings Relating to Citigroup Affiliates and Certain of the Nominees” below for a description of a recent order relating to the Funds’ transfer agent). The tables set forth in Appendix H show amounts paid to affiliates of the Advisers during the Funds’ most recently completed fiscal year for the services noted in Appendix H. There were no other material payments by the Funds to the Advisers or any of their affiliates during that period.

The aggregate brokerage commissions paid by each Fund to Legg Mason and its affiliate brokers during the Funds’ most recently completed fiscal year are set forth in Appendix I. There were no other material payments by the Funds to Legg Mason or its affiliates during that period.

The name and principal occupation of the directors and principal executive officers of the Advisers are as set forth in Appendix J. The principal address of each individual as it relates to his or her duties at the applicable Adviser is the same as that of the Adviser.

The Advisers provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix K lists other funds advised by the Advisers, the net assets of those funds, and the management fees the Advisers received from those funds during the fiscal years ended on the dates noted.

Master/Feeder Funds

For the following Funds Only: Citi Cash Reserves, Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves, Citi Institutional Tax Free Reserves, Citi Institutional U.S. Treasury Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, and Citi Institutional Enhanced Income Fund.

Each of these Funds, a so-called Feeder Fund, invests in securities through another mutual fund, a so-called Master Fund, that has the same investment objectives and policies as the Feeder Funds investing in it, in a structure commonly referred to as a master-feeder structure. Each Master Fund has entered into a management agreement with one of the Advisers (each a “Current Master Fund Agreement”) that is substantively the same as the Current Management Agreement in effect for the Feeder Funds investing in it, except for the fees payable thereunder. These fees are included in the fees payable under the Current Management Agreements for each Feeder Fund as set forth in Appendix F hereto. The Current Management Agreement for each Feeder Fund is described in Appendix D, and you should refer to Appendix D for more information about the Current Management Agreements. The Current Master Fund Agreements will also terminate as a result of the Transaction. It is proposed that each Master Fund enter into a New Master Fund Agreement, which will have the same fees as the Current Master Fund Agreement, and be otherwise substantively the same as the New Management Agreement of each Feeder Fund investing in it. The New Management Agreement is discussed above and a copy of the form of New Management Agreement for each Feeder Fund is included in this Joint Proxy Statement as Appendix E and you should refer to Appendix E for the complete terms of the New Management Agreement. There will be no increase in fees payable by shareholders in the Feeder Funds as a result of the adoption of the New Master Fund Agreement. Each Master Fund will hold a meeting of its investors and ask its investors to vote on the New Master Fund Agreement. Each Feeder Fund, as an investor in a Master Fund, will cast its votes on the New Master Fund Agreement in the same proportion as the votes cast at the Meetings by the Feeder Fund’s shareholders on this Item 1. The percentage of the Feeder Fund’s votes representing shareholders not voting at the Meetings will be voted in the same proportion as the votes cast by Feeder Fund shareholders who do in fact vote. By voting in favor of Item 1, you are authorizing your Fund to vote to approve the New Master Fund Agreement of the Master Fund in which it invests.

Shareholder Approval

To become effective with respect to a particular Fund, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each New Management Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Management Agreement for consideration by the shareholders of the Fund.

The Board of each Corporation/Trust recommends that shareholders of each Fund vote FOR the approval of the New Management Agreement.

ITEM 2—TO APPROVE A NEW SUBADVISORY AGREEMENT

This proposal is applicable only to the following Funds:

Fund	Affiliated Subadviser
SB Convertible Fund	Salomon Brothers Asset Management Inc
SB Capital and Income Fund	Salomon Brothers Asset Management Inc
Citigroup Investments Corporate Loan Fund Inc.	Citigroup Alternative Investments LLC
Greenwich Street Series—Diversified Strategic Income Portfolio	Citigroup Asset Management Limited
Smith Barney Diversified Strategic Income Fund	Citigroup Asset Management Limited
Smith Barney Financial Services Fund	Citigroup Asset Management Limited
Smith Barney Health Sciences Fund	Citigroup Asset Management Limited
Smith Barney Technology Fund	Citigroup Asset Management Limited
Smith Barney International Fund	Citigroup Asset Management Limited
Smith Barney International Large Cap Fund	Citigroup Asset Management Limited
Smith Barney Emerging Markets Equity Fund	Citigroup Asset Management Limited
Smith Barney Core Plus Bond Fund Inc.	Citigroup Asset Management Limited
Smith Barney Real Return Strategy Fund	Citigroup Asset Management Limited TIMCO Asset Management, Inc.

Fund	Third Party Subadviser
Smith Barney Hansberger Global Value Fund	Hansberger Global Investors, Inc.
Smith Barney Classic Values Fund	Olstein & Associates, L.P.
Real Estate Income Fund Inc.	AEW Management & Advisors LP
Smith Barney Multiple Discipline Funds—All Cap and International Fund	Causeway Capital Management LLC

At the Meeting, you will also be asked to approve a new subadvisory agreement (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) between your Fund’s Adviser and, as set forth above, your Fund’s subadviser (each, a “Subadviser,” and collectively, the “Subadvisers”). A general description of the proposed New Subadvisory Agreements and a general comparison of the proposed New Subadvisory Agreements and the subadvisory agreement currently in effect for each Fund (each, a “Current Subadvisory Agreement” and collectively, the “Current

Subadvisory Agreements”) are included below. More detailed comparisons are included in Appendix L. The forms of the New Subadvisory Agreements are attached hereto as Appendix M.

The Subadvisers provide certain subadvisory services to the Funds pursuant to the Current Subadvisory Agreements. The date of each Fund’s Current Subadvisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the applicable Board is provided in Appendix F.

The Boards are proposing a New Subadvisory Agreement for each Fund because the consummation of the Transaction discussed above will constitute a change in control of each Adviser, and, therefore, will result in the automatic termination of each Current Subadvisory Agreement. As a result of the Transaction, SBAM, TIMCO and Citigroup Asset Management Limited (“CAM Ltd.”) will become indirect, wholly owned subsidiaries of Legg Mason. Citigroup Alternative Investments LLC (“CAI”) is not part of the Transaction and will continue to be an indirect subsidiary of Citigroup. (SBAM, TIMCO, CAM Ltd. and CAI are referred to as the “Affiliated Subadvisers.”) Hansberger Global Investors, Inc. (“Hansberger”), Olstein & Associates, L.P. (“Olstein”), AEW Management & Advisors LP (“AEW”) and Causeway Capital Management LLC (“Causeway”) are not affiliated with Citigroup or CAM and are not part of the Transaction (Hansberger, Olstein, AEW and Causeway are referred to as the “Third Party Subadvisers”).

The fees payable to the Subadvisers under each New Subadvisory Agreement will in each case be no greater than the fees currently payable to the Subadvisers and the Subadvisers will continue to provide the advisory services to each subadvised Fund under the New Subadvisory Agreements as provided under the Current Subadvisory Agreements. Except as described below under “Board Considerations,” it is expected that advisory services will continue to be provided by the same Subadviser personnel under the New Subadvisory Agreements as under the Current Subadvisory Agreements.

Affiliated Subadvisers

It is proposed that those Funds listed above as having Affiliated Subadvisers use this opportunity to adopt a new form of subadvisory agreement in order to both standardize the terms of the subadvisory agreements used in the fund complex and to update the agreements to be consistent with the proposed New Management Agreements, discussed in Item 1. You should refer to the general description of the proposed New Management Agreement in Item 1.

Set forth below is a general comparison of the proposed New Subadvisory Agreements with the Current Subadvisory Agreements for those Funds with an Affiliated Subadviser. A copy of the form of New Subadvisory Agreement is included in this Joint Proxy Statement as Appendix M and you should refer to Appendix M for the complete terms of the New Subadvisory Agreement. A more detailed examination of the material differences between the New Subadvisory Agreements and the Current Subadvisory Agreements on a Fund by Fund basis is set forth in Appendix L and you should refer to Appendix L to determine how the New Subadvisory Agreement may differ in any material respect from your Fund’s Current Subadvisory Agreement.

Comparison of Current Subadvisory Agreements to the New Subadvisory Agreement

Investment Management Services. Each New Subadvisory Agreement provides that, subject to the supervision of the Fund’s Board Members and its Adviser, the Affiliated Subadviser will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to the Affiliated Subadviser by the Adviser, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Affiliated Subadviser. Each Current Subadvisory Agreement contains similar provisions.

Under the New Subadvisory Agreement, the Affiliated Subadviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Affiliated Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Affiliated Subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Affiliated Subadviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Affiliated Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Affiliated Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Affiliated Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion.

Each Current Subadvisory Agreement also authorizes the Affiliated Subadviser to select brokers and dealers for the execution of portfolio transactions, with such limitations as are described in Appendix L. Many of the Current Subadvisory Agreements also provide that the Affiliated Subadviser seek the best overall terms available in selecting brokers or dealers to execute transactions on behalf of a Fund, and require the Affiliated Subadviser to consider factors it deems relevant, such as the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. However, none of the Current Subadvisory Agreements give specific authority to the Board of a Fund, as do the New Subadvisory Agreements, to adopt policies and procedures that may modify or restrict the Affiliated Subadviser’s authority regarding trades for the Fund, although certain of the Current Subadvisory Agreements provide that a Fund’s Board may instruct the Affiliated Subadviser to use certain broker/dealers selected by the Board, if the Board determines that the use of such broker/dealers is in the best interests of the Fund.

The New Subadvisory Agreement further provides that the Affiliated Subadviser will exercise voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of a Fund’s assets in accordance with the Affiliated Subadviser’s policies and procedures, subject to such direction as a Fund’s Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board. Except as described in Appendix L, the Current Subadvisory Agreements also have similar provisions. Many of the Current Subadvisory Agreements, as noted in Appendix L, do not require or otherwise mention proxy voting on behalf of a Fund. None of the Current Subadvisory Agreements give specific authority to the Board of the Fund to provide direction to the Affiliated Subadviser with respect to proxy voting.

Fees. There is no change in the fees payable to the Affiliated Subadvisers for investment management services under the New Subadvisory Agreements. The current fees payable to the Affiliated Subadvisers are set forth in Appendix F.

Payment of Expenses. Each New Subadvisory Agreement requires the Affiliated Subadviser to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Except for these expenses, the Affiliated Subadviser is not responsible for a Fund’s expenses as described more fully in Appendix L. Each Current Subadvisory Agreement also requires that the Affiliated Subadviser bear all expenses in connection with the performance of its services under the Agreement.

Conflicts of Interest. The New Subadvisory Agreement provides that the Affiliated Subadviser may not deal with itself, or with members of a Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may it purchase any securities from an underwriting or selling group in which the Affiliated Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Affiliated Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The Agreement specifically provides that personnel of the Affiliated Subadviser, even if serving the Fund as a Board Member, officer, or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Affiliated Subadviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Subadvisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Affiliated Subadviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Affiliated Subadviser. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Affiliated Subadviser’s policies and procedures as presented to the Board from time to time.

As more fully described in Appendix L, certain of the Current Subadvisory Agreements address some, but not all, of these potential conflicts.

The New Subadvisory Agreement also permits the Affiliated Subadviser to delegate to an affiliate or employees of an affiliate certain of its duties under the Agreement, as long as the Affiliated Subadviser supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve the Affiliated Subadviser of any of its obligations under the Agreement. The Current Subadvisory Agreements do not a have similar provision.

Limitation on Liability. Under the New Subadvisory Agreements, the Affiliated Subadvisers assume no responsibility other than to render the services called for by the Agreement in good faith, and the Affiliated Subadvisers are not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. An Affiliated Subadviser is not protected however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Affiliated Subadviser who may provide services to the Fund as contemplated by the New Subadvisory Agreement.

Except as described in Appendix L, each Current Subadvisory Agreement contains similar provisions which limit the liability of the Affiliated Subadviser to the Fund, except for liability for willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. Many of the Current Subadvisory Agreements, however, do not specifically mention losses arising out of any investment act or omission in the execution of securities transactions for a Fund. Certain of the Agreements also require the Affiliated Subadviser to exercise its best judgment in rendering services under the Agreement, but, unlike the New Subadvisory Agreements, do not also specifically require the Affiliated Subadviser to act in good faith. As noted above, however, both the Current Subadvisory Agreements and the New Subadvisory Agreements contain similar provisions limiting the liability of the Affiliated Subadvisers. The Affiliated Subadvisers have informed the Boards that the same standard of care to which the Affiliated Subadvisers are subject under the Current Subadvisory Agreements is intended to apply under the New Subadvisory Agreements, as well. The differences between the Current Subadvisory Agreements and the New Subadvisory Agreements with respect to limitation on liability are more fully described in Appendix L.

Term and Continuance. If approved by shareholders of a Fund, the New Subadvisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, each New Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Subadvisory Agreement. The Current Subadvisory Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ and the initial two-year period has elapsed in most cases.

Termination. The New Subadvisory Agreement for each Fund provides that the Agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Affiliated Subadviser or by the Affiliated Subadviser upon not less than ninety days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. Both the Current Management Agreement and the New Management Agreement will terminate automatically in the event of their “assignment” (as defined in the 1940 Act). As described in Appendix L, the Current Subadvisory Agreements contain similar termination provisions.

The New Subadvisory Agreement includes an Annex only applicable to CAM Ltd. which is regulated in the United Kingdom by the Financial Services Authority, and is required to include certain disclosures in its advisory agreements.

Third Party Subadvisers

For Funds with Third Party Subadvisers, you will be asked to approve a New Subadvisory Agreement between your Fund’s Adviser and the Subadviser that will be substantially identical to the Current Subadvisory Agreements in effect for the Funds except for the dates of execution and termination. The forms of the New Subadvisory Agreements are attached hereto as Appendix M.

Comparison of Current Subadvisory Agreements to the New Subadvisory Agreements

As noted above, under the requirements of the 1940 Act, each Fund is required to enter into a New Subadvisory Agreement as a result of the Transaction. Each Third Party Subadviser will continue to provide the same level of advisory services to each Fund and the Adviser under the New Subadvisory Agreement as it provides under the Current Subadvisory

Agreement. The following description of the terms of the New Subadvisory Agreements is qualified in its entirety by reference to the forms of New Subadvisory Agreements attached hereto in Appendix M.

Investment Management Services. The New Subadvisory Agreement with each of Hansberger, Olstein and AEW provides that, subject to the supervision of the Fund’s Board Members and its Adviser, the Third Party Subadviser will furnish a continuous investment program with respect to that portion of a Fund’s assets allocated to the Third Party Subadviser by the Adviser. The Third Party Subadviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all in a manner consistent with the Fund’s investment objectives and policies stated in the Fund’s governing documents. Under the New Subadvisory Agreement with Causeway, the Third Party Subadviser is instead required to provide a model portfolio, identifying securities, investments or other assets to be purchased, held or sold and their respective weightings, which instructions are then implemented by the Adviser. The model portfolio is required to comply with the Fund’s investment objectives and policies as stated in the Fund’s current Prospectus and Statement of Additional Information. Causeway is also permitted, generally upon at least six months’ notice to the Fund and the Adviser, to cease accepting additional Fund assets for which it will provide investment advice. The New Subadvisory Agreement with Causeway provides that the Adviser, and not the Third Party Subadviser, shall select broker-dealers and place all purchase and sale orders for portfolio transactions on behalf of the Fund in its discretion, using its best efforts to seek the best overall terms available.

Each Third Party Subadviser is required to employ professional portfolio managers and securities analysts who provide research services to the Fund. Additionally, under the New Subadvisory Agreement with AEW, the Subadviser agrees to assist in supervising the Fund’s operations.

In selecting brokers or dealers to execute transactions on behalf of the Fund, each of Hansberger, Olstein and AEW is required to seek the best overall terms available, after giving consideration to those factors that it deems relevant, such as the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. The Third Party Subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which the Third Party Subadviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” Additionally, the New Subadvisory Agreements with Hansberger and Olstein provide that the Third Party Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Third Party Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Third Party Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. In the case of Causeway, which provides a model portfolio but does not execute transactions on behalf of the Fund, the applicable Adviser is responsible for selecting brokers and dealers and for executing transactions.

The New Subadvisory Agreements with Hansberger and Olstein further provide that, unless instructed otherwise by the Adviser, the Third Party Subadviser will use its good faith judgment in a manner it reasonably believes best serves the Fund’s shareholders to vote or abstain from voting proxies solicited with respect to securities in which the Fund is invested. The New Subadvisory Agreement with Causeway requires it, unless otherwise directed by the Adviser or the Fund’s Board, to direct the Adviser to vote proxies and to take action with respect to corporate action elections for proxies and corporate action information with respect to the securities within the portion of the Fund for which Causeway provides investment advice. The New Subadvisory Agreement with AEW does not specifically address proxy voting on behalf of the Fund.

Fees. There is no change in the fees payable to the Third Party Subadvisers for investment management services under the New Subadvisory Agreements. The current fees payable to each Third Party Subadviser are set forth in Appendix F.

Payment of Expenses. Each New Subadvisory Agreement requires the Third Party Subadviser to bear all expenses in connection with the performance of its services under the New Subadvisory Agreement (other than brokerage commissions, custodian fees, auditors fees and certain other expenses). Except for these expenses, the Third Party Subadviser is not responsible for a Fund’s expenses.

Other Activities of the Third Party Subadviser. The New Subadvisory Agreements with Hansberger, AEW and Causeway provide that each Third Party Subadviser and its personnel may render investment advisory services to other entities, including other investment companies. These New Subadvisory Agreements also provide that whenever the Fund and one or more other clients advised by the Third Party Subadviser have funds available for investment, investments that are suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each client, even though in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

The New Subadvisory Agreement with Olstein restricts Olstein from serving as an adviser or subadviser to any other registered investment company offered to retail investors, except for The Olstein Financial Alert Fund or any investment company permitted by the Manager and the Fund’s Board. The Subadvisory Agreement with Olstein does not specifically address allocation of investment opportunities.

Limitation on Liability. Under each New Subadvisory Agreement, the Third Party Subadviser assumes no responsibility other than to exercise its best judgment (and, in the case of the Subadvisory Agreements with Hansberger, Olstein and Causeway, to act in good faith) in rendering the services called for by the agreement, and the Third Party Subadviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund (though liability relating to execution of transactions is not addressed in the New Subadvisory Agreement with Causeway, which does not provide that service). The New Subadvisory Agreement with Causeway also states that Causeway is not liable for claims arising from (i) breaches of the agreement by the Adviser, (ii) the Adviser’s or the Fund’s violation of any applicable law or regulation, unless the violation was the result of actions taken or not taken by Causeway or information provided by Causeway, (iii) material misstatements or omissions in certain Fund documents, unless the misstatement or omission related to Causeway or services to be provided by Causeway and is based on information furnished by Causeway, (iv) the offer and sale of common shares of the Fund unless such liability arises from statements made or documents delivered by the Subadviser in its provision of assistance to the Fund or the Fund’s distributors in their efforts to sell shares of the Fund or (v) any error in judgment or mistake of law or any loss suffered by the Fund or the Adviser in connection with the matters to which the Subadvisory Agreement relates. Under each New Subadvisory Agreement, the Third Party Subadviser is not protected, however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Term and Continuance. If approved by shareholders of a Fund, the New Subadvisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, each New Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Subadvisory Agreement.

Termination. The New Subadvisory Agreement for each Fund generally provides that the Agreement may be terminated at any time without the payment of any penalty by the Fund, the Fund’s Adviser or the Third Party Subadviser on sixty (60) days’ written notice to the other party, with the following exceptions: (a) the Subadvisory Agreement with AEW requires ninety (90) days’ written notice for termination by the Third Party Subadviser or the Adviser, and (b) under the Subadvisory Agreements with Olstein and Causeway, if there has not been a material breach of the agreement by the Third Party Subadviser, the Adviser must provide one hundred eighty (180) days’ written notice of termination. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. Each New Subadvisory Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Board Considerations

At the meetings held during the first two weeks of August 2005 at which the Boards approved the New Management Agreements, the Board of each Fund, including the Independent Board Members, also approved the New Subadvisory Agreement between each of the Advisers and the applicable Subadviser. The exact date of each Board’s meeting is noted in Appendix G.

To assist the Boards in their consideration of the New Subadvisory Agreements, the Boards received in advance of their meetings certain materials and information. In addition, the Independent Board Members consulted with their counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

At each Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their independent counsel to consider the New Subadvisory Agreements.

Among other things, the Board Members considered:

(i) the current responsibilities of each Subadviser and the services currently provided by it;

(ii) as to the Affiliated Subadvisers, Legg Mason’s combination plans, as described in Item 1 above;

(iii) that as to the Affiliated Subadvisers, CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Affiliated Subadvisers, including compliance services;

(iv) that the Third Party Subadvisers are not part of the Transaction, and that the Transaction is expected to have no effect on the services to be provided by those Subadvisers or their ability to provide them;

(v) the fact that the fees paid to each Subadviser (which are paid by the applicable Adviser and not the Fund) will not increase by virtue of the New Subadvisory Agreements, but will remain the same;

(vi) the terms and conditions of the New Subadvisory Agreements, including the differences from the Current Subadvisory Agreements (see “Comparison of Current Subadvisory Agreements to the New Subadvisory Agreement” above), and, with respect to the Affiliated Subadvisers, the benefits of a single, uniform form of agreement covering these services;

(vii) that each Board had within the past year performed a full annual review of or initially approved, if applicable, the Current Subadvisory Agreements as required by the 1940 Act and had determined that each applicable Subadviser has the capabilities, resources and personnel necessary to provide the advisory services currently provided to each relevant Fund; and that the advisory fees paid by the Adviser to the Subadviser represent reasonable compensation to the Subadviser in light of the services provided, the costs to the Subadviser of providing those services, the fees paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment (the date of each Board’s most recent full annual review of the Current Subadvisory Agreements is noted in Appendix F);

(viii) that the Funds would not bear the costs of obtaining shareholder approval of the New Subadvisory Agreements; and

(ix) the factors enumerated and/or discussed in Item 1 above, to the extent relevant.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Subadvisory Agreements are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Subadvisory Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Affiliated Subadvisers under the New Subadvisory Agreements, the Board Members considered, among other things, information and assurances provided by CAM and Legg Mason as to the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Affiliated Subadviser; the ability of each Affiliated Subadviser to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Advisers and, in relevant cases, the Affiliated Subadvisers to the Funds, which, among other things, may involve Western Asset, the Advisers and, in relevant cases, the Affiliated Subadvisers to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature, quality and extent of services provided by each Affiliated Subadviser and that the Transaction was not expected to have a material adverse effect on the ability of the Subadvisers to provide those services. It was noted, however, that a limited number of portfolio managers and other personnel have entered into retention and/or employment agreements with the Adviser, the Affiliated Subadvisers or Legg Mason covering periods before and after the closing of the Transaction, and, as noted above, it is expected that there will be changes in personnel following the closing of the Transaction. The Board Members noted that if current portfolio managers and other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory and other services of Legg Mason affiliates or other investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Affiliated Subadvisers additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines.

In evaluating the nature, quality and extent of the services to be provided by the Third Party Subadvisers under the New Subadvisory Agreements, the Board Members considered, among other things, that the Third Party Subadvisers are not part of the Transaction, and that the Transaction is expected to have no effect on the services to be provided by those Subadvisers or their ability to provide them. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with the assurances from CAM and Legg Mason as to the expected nature, extent and quality of the services to be provided to the Funds under the New Subadvisory Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Subadvisers under the New Subadvisory Agreements and the profitability to the Subadvisers of their relationships with the Funds, the Board Members noted that the Funds do not pay the subadvisory fee and considered, among other things, whether the subadvisory fees would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for subadvisory services. The Board Members noted that it was not possible to predict how the Transaction would affect the Affiliated Subadvisers’ profitability from their relationship with the Funds. They also noted that the transaction was not expected to affect the Third Party Subadvisers’ profitability from their relationship with the Funds. In each case, the Board Members noted that they had been satisfied in their most recent review of the Current Subadvisory Agreements that each Subadviser’s level of profitability from its relationship with the relevant Fund and the Adviser was not excessive. Accordingly, the Board Members concluded that, overall, they were satisfied that currently, each Subadviser’s level of profitability from its relationship with each Fund was not excessive.

Concerning the Affiliated Subadvisers, the Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations. The Board Members noted that they expect to receive Subadviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in subadvisory fees would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Affiliated Subadvisers under the New Subadvisory Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Subadvisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuation of each Current Subadvisory Agreement with an Affiliated Subadviser, and their discussions with CAM management and Legg Mason, the Board Members determined that the Transaction could increase the benefits to be received in connection with the New Subadvisory Agreements. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would evaluate them going forward.

In evaluating the fall-out benefits to be received by the Third Party Subadvisers under the New Subadvisory Agreements, the Board Members considered that the Third Party Subadvisers are not part of the Transaction, that the Transaction is expected to have no effect on the services to be provided by those Subadvisers or their ability to provide them, and that any fall-out benefits to those Subadvisers were not expected to increase as a result of the Transaction.

Fees

In reviewing the New Subadvisory Agreements and in considering the Transaction, the Board Members considered, among other things, whether subadvisory fees would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the subadvisory fees paid with respect to any Fund. The Board Members had determined at their most recent annual review of the Current Subadvisory Agreements, that each Fund’s fees for subadvisory services were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Subadvisory Agreements, the Board Members had received, among other things, a report from Lipper comparing each Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper. The Board Members concluded that because subadvisory fees were not expected to increase as a result of the Transaction, each Fund’s fees for subadvisory services remain appropriate and that no additional fee reductions were necessary at this time.

Investment Performance

The Board Members noted that investment performance for many Funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other Funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Information About the Subadvisers

SBAM is a registered investment adviser and is organized as a Delaware corporation. SBAM is wholly owned by Citigroup Financial Products Inc., which is wholly owned by Citigroup Global Market Holdings Inc., which is a wholly owned subsidiary of Citigroup. The address of Citigroup, SBAM and the other entities referenced above is 399 Park Avenue, New York, New York 10022.

CAI is a registered investment adviser and is organized as a Delaware limited liability company. CAI is wholly owned by Citigroup Investments Inc., which is a wholly owned subsidiary of Citigroup. The address of Citigroup, Citigroup Investments Inc. and CAI is 399 Park Avenue, New York, New York 10022.

TIMCO is a registered investment adviser and is organized as a Connecticut corporation. TIMCO is wholly owned by Citigroup Global Market Holdings Inc. The address of TIMCO is 100 First Stamford Place, Stamford, Connecticut 06902.

CAM Ltd. is a registered investment adviser and is organized as a corporation under the laws of England and Wales. CAM Ltd. is wholly owned by Citigroup Global Markets International LLC, which is wholly owned by Citigroup Financial Products Inc., which is wholly owned by Citigroup Global Market Holdings Inc., which is a wholly owned subsidiary of Citigroup. The address of CAM Ltd. is Citigroup Centre, Canada Square, Canary Wharf, London, England E14 5LB.

Hansberger is a registered investment adviser and is organized as a Delaware corporation. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. The address of Hansberger and Hansberger Group, Inc. is 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301.

Olstein is a registered investment adviser and is organized as a New York limited partnership. Olstein is controlled and operated by its general partner, Olstein Advisors, LLC, a Delaware limited liability company, which in turn is jointly owned by Olstein, Inc., Erik K. Olstein and Michael Luper. Olstein, Inc., the managing member of Olstein Advisors, LLC, is wholly owned by Robert A. Olstein, the Smith Barney Classic Values Fund’s head portfolio manager. The address of Olstein and the other entities referred to above is 4 Manhattanville Road, Purchase, New York 10577.

AEW is a registered investment adviser and is organized as a Delaware partnership. AEW Investment Group Inc serves as the partnership’s general partner. AEW is an autonomous, wholly owned subsidiary of IXIS Asset Management North America. The address for IXIS Asset Management North America is 399 Boylston Street, Boston, MA 02116. The address of AEW is Two Seaport Lane, Boston, Massachusetts 02210.

Causeway is a registered investment adviser and is organized as a Delaware limited liability company. Causeway is controlled by Sarah H. Ketterer, its Chief Executive Officer, and Harry W. Hartford, its President. The address of Causeway is 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025.

The tables set forth in Appendix H show amounts paid to affiliates of the Subadvisers during the Funds’ most recently completed fiscal year for the services noted. There were no other material payments by the Funds to the Subadvisers or any of their affiliates during that period.

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Subadvisers are set forth in Appendix J. The principal address of each individual as it relates to his or her duties at the applicable Subadviser is the same as that of the Subadviser.

The Subadvisers may provide investment advisory services to other funds which may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix K lists other funds advised by the Subadvisers, the net assets of those funds, and the management fee the Subadvisers received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

To become effective with respect to a particular Fund, each New Subadvisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each New Subadvisory Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Subadvisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund with a Current Subadvisory Agreement recommends that shareholders of the Fund vote FOR the approval of the New Subadvisory Agreement.

ITEM 3—TO ELECT BOARD MEMBERS

The purpose of this proposal is to elect the Directors/Trustees of the Boards of each open-end Trust/Corporation.

Each Board oversees more than one Trust or Corporation and supervises more than one Fund, except as noted below. The shareholders of each Fund will vote for the election of Directors/Trustees of the Board that supervises their Fund. It is intended that the enclosed white proxy card will be voted for all nominees (each a “Nominee” and, collectively, the “Nominees”) for the Board that supervises the applicable Fund, as shown below, unless a proxy contains specific instructions to the contrary.

If you are a shareholder of a closed-end fund that is supervised by any of the Boards, you are not being asked to elect Board Members at this time.

Funds Supervised By Board I

Trust/Corporation	Series
Smith Barney Allocation Series Inc.

Smith Barney Allocation Series Inc.—Balanced Portfolio

Smith Barney Allocation Series Inc.—Conservative Portfolio

Smith Barney Allocation Series Inc.—Growth Portfolio

Smith Barney Allocation Series Inc.—High Growth Portfolio

Smith Barney Allocation Series Inc.—Income Portfolio

Smith Barney Allocation Series Inc.—Select Balanced Portfolio

Smith Barney Allocation Series Inc.—Select Growth Portfolio

Smith Barney Allocation Series Inc.—Select High Growth Portfolio

Trust/Corporation	Series

Smith Barney Multiple Discipline Trust

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value

Funds Supervised By Board II

Trust/Corporation	Series
Smith Barney Institutional Cash Management Fund Inc.

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio

Smith Barney Aggressive Growth Fund Inc.

Smith Barney Investment Funds Inc.

Smith Barney Investment Grade Bond Fund

Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—All Cap and International Fund

Smith Barney Real Return Strategy Fund

Smith Barney Small Cap Growth Fund

Smith Barney Small Cap Value Fund

Smith Barney Hansberger Global Value Fund

Smith Barney Government Securities Fund

Funds Supervised By Board III

Trust/Corporation	Series
Smith Barney Equity Funds	Smith Barney Social Awareness Fund

Smith Barney Muni Funds

Smith Barney California Money Market Portfolio

Smith Barney Florida Portfolio

Smith Barney Georgia Portfolio

Smith Barney Limited Term Portfolio

Smith Barney National Portfolio

Smith Barney Massachusetts Money Market Portfolio

Smith Barney New York Money Market Portfolio

Smith Barney New York Portfolio

Smith Barney Pennsylvania Portfolio

Trust/Corporation	Series

Smith Barney Municipal Money Market Fund Inc.

Smith Barney Funds, Inc.	Smith Barney Large Cap Value Fund Smith Barney U.S. Government Securities Fund Smith Barney Short-Term Investment Grade Bond Fund

Smith Barney Income Funds

SB Capital and Income Fund

SB Convertible Fund

Smith Barney Dividend and Income Fund

Smith Barney Diversified Strategic Income Fund

Smith Barney Exchange Reserve Fund

Smith Barney High Income Fund

Smith Barney Municipal High Income Fund

Smith Barney Total Return Bond Fund

Smith Barney Small Cap Core Fund, Inc.

Smith Barney Money Funds, Inc.	Smith Barney Money Funds—Cash Portfolio Smith Barney Money Funds—Government Portfolio

Fund Supervised By Board IV
Trust/Corporation	Series
Smith Barney Fundamental Value Fund Inc.

Funds Supervised By Board V
Trust/Corporation	Series
Greenwich Street Series Fund

Greenwich Street Series—Appreciation Portfolio

Greenwich Street Series—Capital and Income Portfolio

Greenwich Street Series—Diversified Strategic Income Portfolio

Greenwich Street Series—Salomon Brothers Variable Growth & Income Fund

Greenwich Street Series—Equity Index Portfolio

Greenwich Street Series—Salomon Brothers Variable Aggressive Growth Fund

Greenwich Street Series—Intermediate High Grade Portfolio

Greenwich Street Series—Fundamental Value Portfolio

Smith Barney Managed Municipals Fund Inc.

Smith Barney California Municipals Fund Inc.

Smith Barney New Jersey Municipals Fund Inc.

Smith Barney Oregon Municipals Fund

Smith Barney Arizona Municipals Fund Inc.

Smith Barney Core Plus Bond Fund Inc.

Smith Barney Sector Series Inc.	Smith Barney Financial Services Fund Smith Barney Health Sciences Fund Smith Barney Technology Fund

Trust/Corporation	Series

Smith Barney Massachusetts Municipals Fund

Smith Barney Investment Trust

Smith Barney Classic Values Fund

Smith Barney Intermediate Maturity California Municipals Fund

Smith Barney Intermediate Maturity New York Municipals Fund

Smith Barney Large Capitalization Growth Fund

Smith Barney S&P 500 Index Fund

Smith Barney Mid Cap Core Fund

Smith Barney Appreciation Fund Inc.

Funds Supervised By Board VI
Trust/Corporation	Series
Smith Barney World Funds, Inc.	Smith Barney Inflation Management Fund Smith Barney International All Cap Growth Portfolio
Travelers Series Fund Inc.	Travelers Series Funds—SB Adjustable Rate Income Portfolio Travelers Series Funds—Smith Barney Aggressive Growth Portfolio Travelers Series Funds—Smith Barney High Income Portfolio

Travelers Series Funds—Smith Barney International All Cap Growth Portfolio

Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio

Travelers Series Funds—Smith Barney Large Cap Value Portfolio

Travelers Series Funds—Smith Barney Mid Cap Core Portfolio

Travelers Series Funds—Smith Barney Money Market Portfolio

Travelers Series Funds—Social Awareness Stock Portfolio

Fund Supervised By Board VII
Trust/Corporation
SB Adjustable Rate Income Fund

Funds Supervised By Board VIII
Trust/Corporation	Series
Smith Barney Investment Series

Smith Barney International Fund

Smith Barney Dividend Strategy Fund

SB Growth and Income Fund

Smith Barney Premier Selections All Cap Growth Portfolio

Smith Barney Growth and Income Portfolio

SB Government Portfolio

Smith Barney Dividend Strategy Portfolio

Smith Barney Trust II

Smith Barney Diversified Large Cap Growth Fund

Smith Barney Small Cap Growth Opportunities Fund

Smith Barney International Large Cap Fund

Smith Barney Capital Preservation Fund

Smith Barney Capital Preservation Fund II

Smith Barney Short Duration Municipal Income Fund

Salomon Funds Trust	Salomon Brothers National Tax Free Bond Fund Salomon Brothers California Tax Free Bond Fund Salomon Brothers New York Tax Free Bond Fund Salomon Brothers Mid Cap Fund

Trust/Corporation	Series

Variable Annuity Portfolios	Smith Barney Small Cap Growth Opportunities Portfolio

CitiFunds Premium Trust	Citi Premium Liquid Reserves Citi Premium U.S. Treasury Reserves

CitiFunds Institutional Trust	Citi Institutional Liquid Reserves Citi Institutional Cash Reserves Citi Institutional U.S. Treasury Reserves Citi Institutional Tax Free Reserves Citi Institutional Enhanced Income Fund

CitiFunds Trust I	Smith Barney Emerging Markets Equity Fund

CitiFunds Trust III	Citi Cash Reserves Citi U.S. Treasury Reserves Citi Tax Free Reserves Citi California Tax Free Reserves Citi Connecticut Tax Free Reserves Citi New York Tax Free Reserves

You are being asked to re-elect the current Board Members of your Fund. In addition, if any Fund supervised by your Board currently has one or more Board Members who are not Board Members for your Fund, you are being asked to elect these individuals as Board Members for your Fund. If, before the election, any Nominee refuses or is unable to serve, proxies will be voted for a replacement Nominee designated by the current Board Members. Shareholders of Funds supervised by Board I are also being asked to elect Walter E. Auch, who is currently an emeritus Board Member.

Each Board Member will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Information about the Nominees for the Boards is set forth in the sections below. Each Nominee has consented to serve on the Board to which he or she has been nominated if elected by shareholders. The number of Nominees for each Board equals the number of Board Members fixed by the Board for the time being.

Nominees—Board I

The Nominees for Board I, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships they hold are set forth below. The address of each non-interested Nominee is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Nominee (other than Nominees standing for re-election) was recommended by a non-management Board Member.

An asterisk in the table below identifies that R. Jay Gerken is an “interested person” of the Trust or Corporation, as defined in the 1940 Act, because of his position with Citigroup or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Trustee/Director/ Nominee:
Walter E. Auch Born 1921	Nominee	N/A(2)	Retired; former President of Paine Webber; former Chairman and Chief Executive Officer of CBOE	N/A	Director, Nicholas Applegate Funds; Director, UBS Funds, Director, US Bancorp Advisory Group

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years

John Ellis Born 1927	Board Member	Since 1995	Retired	24	None

Armon E. Kamesar Born 1927	Board Member	Since 1995	Chairman, TEC International; Trustee, U.S. Bankruptcy Court	24	None

Stephen E. Kaufman Born 1932	Board Member	Since 1995	Attorney, Stephen E. Kaufman, P.C.	49	None

John J. Murphy Born 1944	Board Member	Since 2002	President, Murphy Capital Management	24	Barclays International Funds Group Ltd. and affiliated companies; former Director, Atlantic Stewardship Bank (from 2004 to January 2005)

Interested Trustee/Director:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (“TIA”) (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	185	None

(1)	If a Board Member has served for different periods of time for different Funds in the same Fund group, the earliest applicable date is shown.
(2)	Mr. Auch served as a Board Member from 1991 to 2001, when he assumed emeritus status. Mr. Auch now stands as a nominee to serve as a non-emeritus Board Member.

Board Meetings

During the Most Recent Year,* the Board met six times. Each Board Member attended more than 75% of the aggregate number of meetings of the Board and of each committee on which the Board Member served.

*	The term “Most Recent Year”, when used in this Item 3, refers to the calendar year ended December 31, 2004, which coincides with the last fiscal year of certain of the Funds as shown in Appendix H.

Compensation

Information regarding compensation paid to the Board Members for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund supervised by the Board pays a pro rata share of Board Member fees based upon asset size. The Fund currently pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates its pro rata share of an annual fee of $15,000 plus $800 (in the case of each Fund included in Smith Barney Allocation Series Inc.), or $400 (in the case of each Fund included in Smith Barney Multiple Discipline Trust), for each Board meeting attended in person. The Fund pays the Board Members $100 for each telephonic Board meeting attended. The Chair of the Audit Committee will receive an additional $1,000 per Fund per year. The Funds will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all Funds supervised by the Board reimbursed expenses in an aggregate amount of $32,264.

Compensation Table

Fund(1)	Walter E. Auch(2)		John Ellis	Armon E. Kamesar	Stephen E. Kaufman	John J. Murphy
Smith Barney Allocation Series Inc.
Balanced Portfolio	$1,453		$3,044	$3,316	$2,844	$3,469
Conservative Portfolio	650		1,437	1,592	1,237	1,862
Growth Portfolio	2,136		4,410	4,782	4,210	4,835
High Growth Portfolio	2,177		4,492	4,869	4,292	4,917
Income Portfolio	463		1,063	1,192	864	1,489
Select Balanced Portfolio	1,077		2,291	2,508	2,091	2,716
Select Growth Portfolio	785		1,708	1,883	1,508	2,133
Select High Growth Portfolio	611		1,360	1,509	1,160	1,785

Smith Barney Multiple Discipline Trust
All Cap Growth and Value	N/A		7,643	8,218	7,443	8,068
Large Cap Growth and Value	N/A		1,503	1,631	1,303	1,928
Global All Cap Growth and Value	N/A		1,773	1,919	1,573	2,198
Balanced All Cap Growth and Value	N/A		5,931	6,382	5,731	6,356

Total Compensation from Fund Complex(1)	$32,425	(2)	$83,900	$92,100	$149,000	$93,400

Number of Funds in Fund Complex Served by Board Member	20	(2)	24	24	49	24

(1)	Information for the Most Recent Year.
(2)	During the Most Recent Year, Mr. Auch served as an emeritus Board Member.

None of the Funds provides any pension or retirement benefits to Board Members or officers.

Upon attaining age 80, Board Members are generally required to change to emeritus status. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees paid to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members may attend meetings, but have no voting rights. During the Most Recent Year, compensation in the amount of $26,625 was paid to Martin Brody for service as an emeritus Board Member.

Nominees—Board II

The Nominees for Board II, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships they hold are set forth below. The address of each non-interested Nominee is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

An asterisk in the table below identifies that R. Jay Gerken is an “interested person” of the Trust or Corporation, as defined in the 1940 Act, because of his position with Citigroup or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Trustee/Director/ Nominee:
Paul R. Ades Born 1940	Board Member	Since 1988	Law firm of Paul R. Ades, LLC (since 2000); Partner in law firm of Murov & Ades, Esq. (1976-2000)	16	None

Dwight B. Crane Born 1937	Board Member	Since 1986	Professor, Harvard Business School	48	None

Frank G. Hubbard Born 1937	Board Member	Since 1994	President of Avatar International Inc. (business development) (since 1998)	16	None

Jerome H. Miller Born 1938	Board Member	Since 1995	Retired	16	None

Ken Miller Born 1942	Board Member	Since 1988	Chairman of Young Stuff Apparel Group, Inc.	16	None

Interested Trustee/Director:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	185	None

(1)	If a Board Member has served for different periods of time for different Funds in the same Fund group, the earliest applicable date is shown.

Board Meetings

During the Most Recent Year, the Board met seven times. Each Board Member attended more than 75% of the aggregate number of meetings of the Board and of each committee on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund supervised by the Board pays a pro rata share of Board Member fees based upon asset size. Each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates receives compensation from the Funds as follows: from the Smith Barney Aggressive Growth Fund Inc., an annual fee of $6,000 plus $600 for each Board meeting attended; from each Fund included in Smith Barney Institutional Cash Management Fund Inc., its pro rata share of an annual fee of $4,000 plus an equal share of $800 for each Board meeting attended; and from each Fund included in Smith Barney Investment Funds Inc., its pro rata share of an annual fee of $30,600 plus an equal share of $3,500 per Board meeting attended. Each Trust/Corporation pays Board Members $100 for each telephonic meeting attended. The Funds will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all Funds reimbursed expenses in an aggregate amount of $6,906.

Compensation Table

Fund(1)	Paul R. Ades	Dwight B. Crane	Frank G. Hubbard	Jerome H. Miller	Ken Miller
Smith Barney Institutional Cash Management Fund Inc.
Cash Portfolio	$4,779	$3,412	$3,679	$3,446	$3,679
Government Portfolio	3,347	1,980	2,247	2,013	2,247
Municipal Portfolio	3,924	2,558	2,824	2,591	2,824

Smith Barney Aggressive Growth Fund Inc.	11,900	8,900	9,400	8,900	9,400

Smith Barney Investment Funds Inc.
Smith Barney Investment Grade Bond Fund	11,552	9,669	10,003	9,626	10,003
Smith Barney Multiple Discipline Funds:
Balanced All Cap Growth and Value Fund	1,065	715	705	705	705
Large Cap Growth and Value Fund	5,795	3,911	4,246	3,868	4,246
All Cap Growth and Value Fund	6,531	4,548	4,982	4,604	4,982
Global All Cap Growth and Value Fund	4,682	2,799	3,133	2,755	3,133
All Cap and International Fund	1,518	1,518	1,518	1,518	1,518
Smith Barney Real Return Strategy Fund	2,017	2,017	2,017	2,017	2,017
Smith Barney Small Cap Growth Fund	6,733	4,849	5,184	4,806	5,184
Smith Barney Small Cap Value Fund	7,681	5,798	6,132	5,755	6,132
Smith Barney Hansberger Global Value Fund	5,301	3,418	3,752	3,375	3,752
Smith Barney Government Securities Fund	10,492	8,609	8,943	8,566	8,943

Total Compensation from Fund Complex(1)	$94,837	$214,788	$73,437	$68,637	$73,437

Number of Funds in Fund Complex Served by Board Member	16	48	16	16	16

(1)	Information for the Most Recent Year, except with respect to Smith Barney Multiple Discipline Funds: All Cap Growth and Value Fund and All Cap and International Fund and Smith Barney Real Return Strategy Fund, none of which has completed its first full year of operations. Numbers provided for those Funds are estimates of compensation during the year ended December 31, 2005, based on current fees payable to Board Members.

None of the Funds provides any pension or retirement benefits to Board Members or officers.

Upon attaining age 80, Board Members are required to change to emeritus status. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees paid to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members may attend meetings, but have no voting rights. During the Most Recent Year compensation paid to the emeritus Board Members was: Herbert Barg: $36,469; John White: $25,000.

Nominees—Board III

The Nominees for Board III, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships they hold are set forth below. The address of each non-interested Nominee is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

An asterisk in the table below identifies that R. Jay Gerken is an “interested person” of the Trust or Corporation, as defined in the 1940 Act, because of his position with Citigroup or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Trustee/Director/ Nominee:
Leopold Abraham II Born 1927	Board Member	Since 1993	Retired; Former Director of Signet Group PLC (specialty retail jeweler)	31	None

Jane F. Dasher Born 1949	Board Member	Since 1999	Controller of PBK Holdings Inc. (investment firm)	27	None

Donald R. Foley(2) Born 1922	Board Member	Since 1982	Retired	18	None

Richard E. Hanson, Jr. Born 1941	Board Member	Since 1985	Retired; Former Head of The Atlanta Jewish Community High School, Atlanta, Georgia	27	None

Paul Hardin Born 1931	Board Member	Since 1994	Professor of Law and Chancellor Emeritus at University of North Carolina at Chapel Hill	34	None

Roderick C. Rasmussen Born 1926	Board Member	Since 1982	Investment Counselor	27	None

John P. Toolan Born 1930	Board Member	Since 1985	Retired	27	None
Interested Trustee/Director:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	185	None

(1)	If a Board Member has served for different periods of time for different Funds in the same Fund group, the earliest applicable date is shown.
(2)	Mr. Foley is an emeritus Board Member of the Boards of the Smith Barney Equity Funds and Smith Barney Income Funds, and is therefore not a nominee for those boards.

Board Meetings

During the Most Recent Year, the Board met seven times. Each Board Member attended more than 75% of the aggregate number of meetings of the Board and of each committee on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund included in the Smith Barney Income Funds and Smith Barney Equity Funds currently pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates its pro rata share (based on net asset value) of an annual fee of $22,000 plus $1,500 for each annual Board meeting attended in person. Each Fund included in Smith Barney Muni Funds, Smith Barney Funds, Inc., Smith Barney Small Cap Core Fund, Inc. and Smith Barney Municipal Money Market Fund Inc. pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates its pro rata share (based on net asset value) of an annual fee of $38,000 plus $1,000 for each annual Board meeting attended in person. Each Trust/Corporation also pays Board Members $100 for each telephonic Board Meeting attended. The Funds will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all Funds reimbursed expenses in an aggregate amount of $26,299.

Compensation Table

Fund	Leopold Abraham II	Jane Dasher	Donald R. Foley(1)	Richard E. Hanson, Jr.
Smith Barney Equity Funds
Smith Barney Social Awareness Fund	$8,500	$7,826	$2,900	$7,500

Smith Barney Muni Funds
California Money Market Portfolio	2,999	2,957	2,452	2,778
Florida Portfolio	292	328	238	290
Georgia Portfolio	75	117	61	91
Limited Term Portfolio	952	967	776	895
National Portfolio	557	584	454	533
Massachusetts Money Market Portfolio	286	323	234	286
New York Money Market Portfolio	2,440	2,402	1,983	2,253
New York Portfolio	979	994	799	921
Pennsylvania Portfolio	104	145	85	117

Smith Barney Municipal Money Market Fund Inc.	9,252	9,172	7,541	8,690

Smith Barney Funds, Inc.
Large Cap Value Fund	937	1,074	763	925
U.S. Government Securities Fund	430	584	351	462
Short-Term Investment Grade Bond Fund	443	594	360	471

Smith Barney Income Funds
SB Capital and Income Fund	4,800	4,281	1,500	4,025
SB Convertible Fund	2,900	2,651	1,000	2,525
Smith Barney Dividend and Income Fund	2,800	2,579	950	2,425
Smith Barney Diversified Strategic Income Fund	4,900	4,319	1,550	4,125
Smith Barney Exchange Reserve Fund	2,000	1,750	550	1,625
Smith Barney High Income Fund	4,900	4,319	1,550	4,125
Smith Barney Municipal High Income Fund	5,000	4,364	1,600	4,225
Smith Barney Total Return Bond Fund	2,800	2,551	950	2,425

Smith Barney Small Cap Core Fund, Inc.	643	921	523	788

Smith Barney Money Funds, Inc.
Cash Portfolio	24,159	23,576	19,747	22,311
Government Portfolio	3,527	3,524	2,879	3,340

Total Compensation from Fund Complex(1)	$87,600	$85,100	$52,550	$79,400

Number of Funds in Fund Complex Served by Board Member	27	27	18	27

(1)	Pursuant to the deferred compensation plan, the Board Members indicated have elected to defer the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $13,350 and Roderick C. Rasmussen: $30,000

Fund(1)	Paul Hardin	Roderick C. Rasmussen(2)	John P. Toolan
Smith Barney Equity Funds
Smith Barney Social Awareness Fund	$7,500	$4,900	$7,526

Smith Barney Muni Funds
California Money Market Portfolio	2,778	1,613	2,935
Florida Portfolio	290	177	306
Georgia Portfolio	91	62	95
Limited Term Portfolio	895	527	945
National Portfolio	533	318	562
Massachusetts Money Market Portfolio	286	174	301
New York Money Market Portfolio	2,253	1,314	2,380
New York Portfolio	921	542	972
Pennsylvania Portfolio	117	77	123

Smith Barney Municipal Money Market Fund Inc.	8,690	5,108	9,172

Smith Barney Funds, Inc.
Large Cap Value Fund	925	564	974
U.S. Government Securities Fund	462	295	484
Short-Term Investment Grade Bond Fund	471	301	494

Smith Barney Income Funds
SB Capital and Income Fund	4,025	2,725	4,168
SB Convertible Fund	2,525	1,625	2,538
Smith Barney Dividend and Income Fund	2,425	1,575	2,467
Smith Barney Diversified Strategic Income Fund	4,125	2,775	4,206
Smith Barney Exchange Reserve Fund	1,625	1,175	1,638
Smith Barney High Income Fund	4,125	2,775	4,206
Smith Barney Municipal High Income Fund	4,225	2,875	4,251
Smith Barney Total Return Bond Fund	2,425	1,575	2,438

Smith Barney Small Cap Core Fund, Inc.	788	540	821

Smith Barney Money Funds, Inc.
Cash Portfolio	22,311	12,924	23,576
Government Portfolio	3,340	1,972	3,524

Total Compensation from Fund Complex(1)	$133,800	$49,400	$82,400

Number of Funds in Fund Complex Served by Board Member	34	27	27

(1)	Information for the Most Recent Year.
(2)	Pursuant to the deferred compensation plan, the Board Members indicated have elected to defer the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $13,350 and Roderick C. Rasmussen: $30,000

None of the Funds provides any pension or retirement benefits to the Board Members or officers.

Upon attainment of age 72 the current Board Members may elect to change to emeritus status. Any Board Member elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Mr. Bloostein became an emeritus Board Member as of January 1, 2005, and Mr. Foley is an emeritus Board Member of the Boards of Smith Barney Equity Funds and Smith Barney Income Funds. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members may attend meetings, but have no voting rights. For the Most Recent Year, compensation paid to emeritus Board Members was $12,550, all of which was paid to Donald Foley. In addition, Mr. Foley accrued during the Most Recent Year deferred compensation of $4,389 for his service as an emeritus Board Member.

Nominees—Board IV

The Nominees for Board IV, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships they hold are set forth below. The address of each non-interested Nominee is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

An asterisk in the table below identifies that R. Jay Gerken is an “interested person” of the Trust or Corporation, as defined in the 1940 Act, because of his position with Citigroup or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Trustee/Director/ Nominee:
Robert M. Frayn, Jr. Born 1934	Board Member	Since 1981	Retired; Former President and Director of Book Publishing Co.	1	None

Leon P. Gardner Born 1928	Board Member	Since 1984	Retired	1	None

Howard J. Johnson Born 1938	Board Member	From 1981 to 1998 and 2000 to Present	Chief Executive Officer of Genesis Imaging LLC (since 2003)	1	None

David E. Maryatt Born 1936	Board Member	Since 1983	Private Investor; President and Director of ALS Co. (real estate management and development firm) (since 1992)	1	None

Jerry A. Viscione Born 1944	Board Member	Since 1993	Retired; Former Executive Vice President of Marquette University	1	None

Interested Trustee/Director:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	185	None

(1)	If a Board Member has served for different periods of time for different Funds in the same Fund group, the earliest applicable date is shown.

Board Meetings

During the Most Recent Year, the Board met eight times. Each Board Member attended more than 75% of the aggregate number of meetings of the Board and of each committee on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Fund currently pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates an annual fee of $16,000 plus $2,500 for each Board meeting attended in person and $500 for each telephonic Board meeting attended. The Fund will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, the Fund reimbursed expenses in an aggregate amount of $41,739.

Compensation Table

Fund(1)	Robert M. Frayn, Jr.		Leon P. Gardner	Howard J. Johnson	David E. Maryatt		Jerry A. Viscione
Smith Barney Fundamental Value Fund Inc.	$25,500	(2)	$32,500	$37,500	$32,500	(2)	$32,000

Total Compensation from Fund Complex(1)	$25,500	(2)	$32,500	$37,500	$32,500	(2)	$32,000

Number of Funds in Fund Complex Served by Board Member	1		1	1	1		1

(1)	Information is for the Most Recent Year.
(2)	Pursuant to a deferred compensation plan, the following Board Members elected to defer payment of the following amounts of their compensation from the Fund: Robert M. Frayn, Jr.: $25,500 and David E. Maryatt: $32,500.

The Fund does not provide any pension or retirement benefits to Board Members or officers.

Upon attaining age 80, Board Members are required to change to emeritus status. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members may attend meetings, but have no voting rights. During the Fund’s Most Recent Fiscal Year $16,250 was paid by the Fund to emeritus Board Members, all of which was paid to Mr. Lloyd Andrews.

Nominees—Board V

The Nominees for Board V, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships they hold are set forth below. The address of each non-interested Nominee is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

An asterisk in the table below identifies that R. Jay Gerken is an “interested person” of the Trust or Corporation, as defined in the 1940 Act, because of his position with Citigroup or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Trustee/Director/ Nominee:
Dwight B. Crane Born 1937	Board Member	Since 1986	Professor, Harvard Business School	48	None

Burt N. Dorsett Born 1930	Board Member	Since 1973	President, Dorsett McCabe Capital Management Inc.; Chief Investment Officer—Leeb Capital Management, Inc. (since 1999)	25	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Elliot S. Jaffe(2) Born 1926	Board Member	Since 1985	Chairman of The Dress Barn, Inc.	25	The Dress Barn, Inc.

Stephen E. Kaufman Born 1932	Board Member	Since 1981	Attorney, Stephen E. Kaufman, P.C.	49	None

Cornelius C. Rose, Jr. Born 1932	Board Member	Since 1973	Chief Executive Officer, Performance Learning Systems (Educational Services)	25	None

Interested Trustee/Director:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001); and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	185	None

(1)	If a Nominee has served for different periods of time for different Funds in the same Fund group, the earliest applicable date is shown.
(2)	Currently, Mr. Jaffe’s son is an employee of Legg Mason. To the extent the Transaction is consummated and Mr. Jaffe’s son continues to be an employee of Legg Mason, Mr. Jaffe would be deemed an interested person of the Funds.

Board Meetings

During the Most Recent Year, the Board met eight times. Each Board Member attended more than 75% of the aggregate number of meetings of the Board and of each committee on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund pays a pro rata share of Board Member fees based upon asset size. The Fund currently pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates its pro rata share of an annual fee of $50,000 plus $5,500 for each Board meeting attended in person. Each Trust/Corporation pays Board Members $100 for each telephonic Board meeting attended. Mr. Crane, as lead Board Member, receives an additional annual fee of $10,000. The Funds will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all Funds reimbursed expenses in the amount of $18,674.

Compensation Table

Fund(1)	Dwight B. Crane	Burt N. Dorsett(3)	Elliot S. Jaffe	Stephen E. Kaufman	Cornelius C. Rose, Jr.
Greenwich Street Series Fund
Appreciation Portfolio	$1,890	$1,710	$1,600	$1,680	$1,670
Capital and Income Portfolio	47	41	41	41	41
Diversified Strategic Income Portfolio	634	454	344	424	414
Salomon Brothers Variable Growth & Income Fund	470	290	180	260	250
Equity Index Portfolio	3,162	2,982	2,872	2,952	2,942
Salomon Brothers Variable Aggressive Growth Fund	498	318	208	288	278
Intermediate High Grade Portfolio	456	276	166	246	236
Fundamental Value Portfolio	1,921	1,741	1,631	1,711	1,701

Smith Barney Managed Municipals Fund Inc.	8,513	7,414	6,313	7,013	7,013

Smith Barney California Municipals Fund Inc.	6,036	4,936	3,836	4,536	4,536

Smith Barney New Jersey Municipals Fund Inc.	2,064	1,764	1,464	1,764	1,764

Smith Barney Oregon Municipals Fund	2,015	1,715	1,415	1,715	1,715

Smith Barney Arizona Municipals Fund Inc.	2,014	1,714	1,414	1,714	1,714

Smith Barney Core Plus Bond Fund Inc.	7,919	6,819	5,719	6,419	6,419

Smith Barney Sector Series Inc.
Smith Barney Financial Services Fund	2,434	2,200	2,000	2,150	2,150
Smith Barney Health Services Fund	2,657	2,424	2,224	2,374	2,374
Smith Barney Technology Fund	3,116	2,882	2,683	2,832	2,832

Smith Barney Massachusetts Municipals Fund	2,019	1,719	1,419	1,719	1,719

Smith Barney Investment Trust
Smith Barney Classic Values Fund	1,642	1,226	876	1,076	1,076
Smith Barney Intermediate Maturity California Municipals Fund	1,493	1,076	726	926	926
Smith Barney Intermediate Maturity New York Municipals Fund	1,644	1,228	878	1,078	1,078
Smith Barney Large Capitalization Growth Fund	12,311	11,894	11,544	11,744	11,744
Smith Barney S&P 500 Index Fund	2,407	1,990	1,640	1,840	1,840
Smith Barney Mid Cap Core Fund	4,057	3,640	3,290	3,490	3,490

Smith Barney Appreciation Fund Inc.	10,313	9,214	8,114	8,814	8,814

Total Compensation from Fund Complex(1)(2)	$214,788	$72,450	$63,050	$149,000	$69,400

Number of Funds in Fund Complex Served by Board Member(2)	51	28	28	52	28

(1)	Information is for the Most Recent Year, except with respect to Capital and Income Fund which has not completed its first full year of operations. Numbers provided for that Fund are estimates of compensation during the year ended December 31, 2005, based on current fees payable to Board Members.
(2)	Includes information for the Most Recent Year relating to three portfolios of the Greenwich Street Series Fund that were reorganized in July 2005.
(3)	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of compensation in the amount of $11,850 from the Fund Complex for the calendar year ended December 31, 2004.

None of the Funds provides any pension or retirement benefits to the Board Members or officers.

Each Board Member is required to change to emeritus status upon attainment of age 80. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members may attend meetings, but have no voting rights. For the Most Recent Year, amounts paid to Emeritus Board Members were: Herbert Barg $41,175; Martin Brody $22,000; Joseph McCann $54,000.

Nominees—Board VI

The Nominees for Board VI, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships they hold are set forth below. The address of each non-interested Nominee is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

An asterisk in the table below identifies that R. Jay Gerken is an “interested person” of the Trust or Corporation, as defined in the 1940 Act, because of his position with Citigroup or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Trustee/Director/ Nominee:
Robert A. Frankel Born 1927	Board Member	Since 1999	Managing Partner of Robert A. Frankel Management Consultants	18	None

Michael Gellert Born 1931	Board Member	Since 1999	General Partner of Windcrest Partners (venture capital firm)	11	Director of Dalet S.A. (a publicly held French company (media management programs), SEACOR SMIT, Inc. (offshore marine services provider) and Six Flags, Inc. (worldwide regional theme park operators)

Rainer Greeven Born 1936	Board Member	Since 1994	Attorney, Rainer Greeven PC	11	None

Susan A. Heilbron Born 1945	Board Member	Since 1994	Attorney, Susan A. Heilbron P.C.	11	None

(1)	If a Board Member has served for different periods of time for different Funds in the same Fund group, the earliest applicable date is shown.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Interested Trustee/Director:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	185	None

(1)	If a Board Member has served for different periods of time for different Funds in the same Fund group, the earliest applicable date is shown.

Board Meetings

During the Most Recent Year, the Board met ten times. Each Board Member attended more than 75% of the aggregate number of meetings of the Board and of each committee on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund pays a pro rata share of Board Member fees based upon asset size. The Fund currently pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates its pro rata share of an annual fee of $24,000 plus $2,700 for each quarterly Board meeting attended in person. Each Trust/Registrant pays Board Members $100 for each telephonic Board meeting attended. The Funds will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, all Funds reimbursed expenses in an aggregate amount of $12,007.

Compensation Table

Fund(1)	Abraham E. Cohen(2)	Robert A. Frankel	Michael Gellert(3)	Rainer Greeven	Susan M. Heilbron
Smith Barney World Funds, Inc.
Smith Barney Inflation Management Fund	$490	$1,467	$1,411	$2,096	$1,252
International All Cap Growth Portfolio	1,536	2,719	2,663	3,349	2,504

Travelers Series Fund Inc.
SB Adjustable Rate Income Portfolio	370	1,093	1,041	1,683	723
Smith Barney Aggressive Growth Portfolio	2,732	4,428	4,375	5,017	4,216
Smith Barney High Income Portfolio	1,030	2,027	1,975	2,617	1,816
Smith Barney International All Cap Growth Portfolio	754	1,625	1,572	2,214	1,413
Smith Barney Large Capitalization Growth Portfolio	1,500	2,632	2,579	3,221	2,420
Smith Barney Large Cap Value Portfolio	1,391	2,460	2,407	3,049	2,248
Smith Barney Mid Cap Core Portfolio	495	1,311	1,259	1,901	1,100
Smith Barney Money Market Portfolio	1,978	3,250	3,197	3,839	3,038
Social Awareness Stock Portfolio	3,162	3,162	3,162	3,162	3,162

Total Compensation from Fund Complex(1)	$21,059	$97,259	$38,459	$49,459	$35,600

Number of Funds in Fund Complex Served by Board Member	N/A	18	11	11	11

(1)	Information is for the Most Recent Year, except with respect to Social Awareness Stock Portfolio which has not completed its first full year of operations. Numbers provided for that Fund are estimates of compensation during the year ended December 31, 2005, based on current fees payable to Board Members.
(2)	Mr. Cohen resigned as a Board Member effective July 8, 2004.
(3)	Citigroup has invested approximately $8 to $10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Michael Gellert is the general partner, has also invested in Virtual Growth Inc. Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the balance was $250,000 as of December 31, 2004. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert’s name; the balance as of December 31, 2004 is $0.

None of the Funds provides any pension or retirement benefits to the Board Members or officers.

Upon attainment of age 72 the current Board Members may elect to change to emeritus status. Any Board Member elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members may attend meetings, but have no voting rights. For the Most Recent Year, compensation paid to emeritus Board Members was $18,900, all of which was paid to Mr. Victor Atkins.

Nominees—Board VII

The Nominees for Board VII, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships they hold are set forth below. The address of each non-interested Nominee is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

An asterisk in the table below identifies that R. Jay Gerken is an “interested person” of the Trust or Corporation, as defined in the 1940 Act, because of his position with Citigroup or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Trustee/Director/ Nominee:
Dwight B. Crane Born 1937	Board Member	Since 1988	Professor, Harvard Business School	48	None

Paolo M. Cucchi Born 1941	Board Member	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel Born 1927	Board Member	Since 1994	Managing Partner, Robert A. Frankel Management Consultants	18	None

Paul Hardin Born 1931	Board Member	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson Born 1942	Board Member	Since 1995	President, WR Hutchinson & Associates, Inc. (consultant)	44	Director, Associated Bank; Director, Associated Banc-Corp

George M. Pavia Born 1928	Board Member	Since 2001	Senior Partner, Pavia & Harcourt (attorneys)	7	None

Interested Trustee/Director:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	185	None

(1)	If a Board Member has served for different periods of time for different Funds in the same Fund group, the earliest applicable date is shown.

Board Meetings

During the Most Recent Year, the Board met seven times. Each Board Member attended more than 75% of the aggregate number of Board and committee meetings on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

SB Adjustable Rate Income Fund pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates an annual fee of $6,000 plus $750 for each Board meeting attended in person and $300 for each telephonic Board meeting attended. The Funds will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, the Fund reimbursed expenses in an aggregate amount of $14,044.

Compensation Table

Fund(1)	Dwight B. Crane	Paolo M. Cucchi	Robert A. Frankel	Paul Hardin	William R. Hutchinson	George M. Pavia
SB Adjustable Rate Income Fund	$5,100	$4,250	$4,900	$4,300	$4,300	$4,400

Total Compensation from Fund Complex(1)	$214,788	$51,680	$97,259	$133,800	$338,000	$54,700

Number of Funds in Fund Complex Served by Board Member	48	7	18	34	44	7

(1)	Information is for the Most Recent Year.

None of the Funds provides any pension or retirement benefits to the Board Members.

Board Members who have served the Fund for at least ten years and have reached the age of 70, but not more than 80, may elect to be emeritus Board Members for a period of up to ten years at fees of one-half the fees paid to Board Members. Emeritus Board Members may attend meetings, but have no voting rights. For the Most Recent Year, the compensation paid to emeritus Board Members was: Martin Brody: $11,250. Alan J. Bloostein became an emeritus Board Member as of January 1, 2005.

Nominees—Board VIII

The Nominees for Board VIII, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships they hold are set forth below. The address of each non-interested Nominee is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Nominee (other than Nominees standing for re-election) was recommended by a non-management Board Member.

An asterisk in the table below identifies that R. Jay Gerken is an “interested person” of the Trust or Corporation, as defined in the 1940 Act, because of his position with Citigroup or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Trustee/Director/ Nominee:
Elliott J. Berv Born 1943	Board Member	Since 1989	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004)	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton Born 1937	Board Member	Since 1997

Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)

37(1)

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003)

A. Benton Cocanougher Born 1938	Board Member	Since 1991

Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)

				37(1)	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Mark T. Finn Born 1943	Board Member	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)	37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

Stephen Randolph Gross Born 1947	Board Member	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank.com, Inc. (from 1997 to 2004)

Diana R. Harrington Born 1940	Board Member	Since 1992	Professor, Babson College (since 1993)	37	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Susan B. Kerley Born 1951	Board Member	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Alan G. Merten Born 1941	Board Member	Since 1990	President, George Mason University (since 1996)	37(1)	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit Born 1942	Board Member	Since 1990	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984)	37(1)	None

Interested Trustee/Director:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	185	None

(1)	Messrs. Carlton, Cocanougher, Merten and Pettit currently each oversee 32 portfolios in the Fund Complex and, if elected, will oversee 37 portfolios in the Fund Complex.

Board Meetings

During the Most Recent Year, the Board met 6 times. Each Board Member attended more than 75% of the aggregate number of meetings of the Board and committees on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund pays a pro rata share of Board Member fees based upon asset size. The Fund currently pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Board Member participates. The lead independent Board Member will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The Funds will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, expenses were reimbursed in an aggregate amount of $70,268.

Compensation Table

Fund(1)	Elliott J. Berv	Donald M. Carlton	A. Benton Cocanougher	Mark T. Finn	Stephen Randolph Gross
Smith Barney Investment Series
Smith Barney International Fund	$126	$132	$150	$135	$137
Smith Barney Dividend Strategy Fund	3,428	3,501	3,152	3,620	3,631
SB Growth and Income Fund	1,272	1,302	1,193	1,345	1,349
Smith Barney Premier Selections All Cap Growth Portfolio	62	66	91	68	69
Smith Barney Growth and Income Portfolio	78	83	106	85	86
SB Government Portfolio	142	149	165	152	154
Smith Barney Dividend Strategy Portfolio	92	97	119	99	101

Smith Barney Trust II
Smith Barney Diversified Large Cap Growth Fund	232	241	263	247	249
Smith Barney Small Cap Growth Opportunities Fund	48	53	95	53	54
Smith Barney International Large Cap Fund	62	67	108	68	69
Smith Barney Capital Preservation Fund	654	674	648	693	696
Smith Barney Capital Preservation Fund II	670	691	663	710	713
Smith Barney Short Duration Municipal Income Fund	192	199	226	205	206

Salomon Funds Trust
Salomon Brothers National Tax Free Bond Fund	56	N/A	N/A	61	N/A
Salomon Brothers California Tax Free Bond Fund	19	N/A	N/A	23	N/A
Salomon Brothers New York Tax Free Bond Fund	128	N/A	N/A	137	N/A
Salomon Brothers Mid Cap Fund	28	33	30	132	34

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	57	N/A	100	63	N/A

CitiFunds Premium Trust
Citi Premium Liquid Reserves	1,125	1,161	1,032	1,192	1,196
Citi Premium U.S. Treasury Reserves	450	459	411	477	480

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	23,519	24,401	21,747	24,845	24,912
Citi Institutional Cash Reserves	3,975	4,070	3,645	4,190	4,202
Citi Institutional U.S. Treasury Reserves	978	1,012	906	1,033	1,037
Citi Institutional Tax Free Reserves	1,195	1,220	1,091	1,262	1,267
Citi Institutional Enhanced Income Fund	19	23	23	23	23

CitiFunds Trust I
Smith Barney Emerging Markets Equity Fund	15	15	15	15	15

Fund(1)	Elliott J. Berv	Donald M. Carlton	A. Benton Cocanougher	Mark T. Finn	Stephen Randolph Gross
CitiFunds Trust III
Citi Cash Reserves	2,036	2,084	1,857	2,152	2,159
Citi U.S. Treasury Reserves	298	312	278	318	320
Citi Tax Free Reserves	526	543	484	558	560
Citi California Tax Free Reserves	284	296	264	303	305
Citi Connecticut Tax Free Reserves	317	327	292	337	339
Citi New York Tax Free Reserves	1,202	1,235	1,101	1,271	1,276

Total Compensation from Fund Complex(1)	$90,200	$92,800	$83,400	$95,400	$95,300

Number of Funds in Fund Complex Served by Board Member	37	32	32	37	37

(1)	Information is for the Most Recent Year, except with respect to Citi Institutional Enhanced Income Fund and Smith Barney Emerging Markets Equity Fund, neither of which has completed its first full year of operations. Numbers provided for those Funds include actual amounts paid plus estimates of amounts to be paid during the year ended December 31, 2005, based on current fees payable to Board Members.

Fund(1)	Diana R. Harrington	Susan B. Kerley	Alan G. Merten	R. Richardson Pettit
Smith Barney Investment Series
Smith Barney International Fund	$123	$167	$112	$130
Smith Barney Dividend Strategy Fund	3,425	4,608	3,115	3,441
SB Growth and Income Fund	1,269	1,711	1,155	1,279
Smith Barney Premier Selections All Cap Growth Portfolio	59	86	53	66
Smith Barney Growth and Income Portfolio	75	104	69	82
SB Government Portfolio	139	189	127	146
Smith Barney Dividend Strategy Portfolio	89	122	81	96

Smith Barney Trust II
Smith Barney Diversified Large Cap Growth Fund	229	310	209	237
Smith Barney Small Cap Growth Opportunities Fund	45	63	42	52
Smith Barney International Large Cap Fund	59	82	54	66
Smith Barney Capital Preservation Fund	651	870	594	659
Smith Barney Capital Preservation Fund II	667	892	609	675
Smith Barney Short Duration Municipal Income Fund	189	260	172	196

Salomon Funds Trust
Salomon Brothers National Tax Free Bond Fund	53	72	N/A	N/A
Salomon Brothers California Tax Free Bond Fund	16	23	N/A	N/A
Salomon Brothers New York Tax Free Bond Fund	125	169	N/A	N/A
Salomon Brothers Mid Cap Fund	26	36	24	32

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	55	75	N/A	N/A

CitiFunds Premium Trust
Citi Premium Liquid Reserves	1,122	1,505	1,026	1,132
Citi Premium U.S. Treasury Reserves	447	609	405	455

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	23,516	31,134	21,740	23,585
Citi Institutional Cash Reserves	3,973	5,353	3,639	3,990
Citi Institutional U.S. Treasury Reserves	975	1,312	900	984
Citi Institutional Tax Free Reserves	1,192	1,602	1,084	1,202
Citi Institutional Enhanced Income Fund	16	21	16	23

CitiFunds Trust I
Smith Barney Emerging Markets Equity Fund	15	15	15	15

Fund(1)	Diana R. Harrington	Susan B. Kerley	Alan G. Merten	R. Richardson Pettit
CitiFunds Trust III
Citi Cash Reserves	2,033	2,732	1,850	2,045
Citi U.S. Treasury Reserves	295	408	272	303
Citi Tax Free Reserves	523	704	478	531
Citi California Tax Free Reserves	282	379	258	289
Citi Connecticut Tax Free Reserves	314	427	286	322
Citi New York Tax Free Reserves	1,199	1,609	1,095	1,209

Total Compensation from Fund Complex(1)	$90,100	$120,200	$82,600	$90,300

Number of Funds in Fund Complex Served by Board Member	37	37	32	32

(1)	Information is for the Most Recent Year, except with respect to Citi Institutional Enhanced Income Fund and Smith Barney Emerging Markets Equity Fund, neither of which has completed its first full year of operations. Numbers provided for those Funds include actual amounts paid plus estimates of amounts to be paid during the year ended December 31, 2005, based on current fees payable to Board Members.

The Board Members have adopted a Retirement Plan for all Board Members who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Board Members are required to retire from the Board as of the last day of the calendar year in which the applicable Board Members attain age 75. Board Members may retire under the Plan before attaining the mandatory retirement age. Board Members who have served as a Board Member of any of the investment companies associated with Citigroup, including the Funds, for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Board Member during the calendar year ending on or immediately prior to the applicable Board Member’s retirement. Each Board Member is first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, if the applicable disinterested Board Member has made a timely election, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

Eligible Compensation in Last Year of Service	Years of Service
	5 Years	6 Years	7 Years	8 Years	9 Years	10 Years or More
$ 50,000	$125,000	$155,000	$175,000	$200,000	$225,000	$250,000
$ 60,000	$150,000	$180,000	$210,000	$240,000	$270,000	$300,000
$ 70,000	$175,000	$210,000	$245,000	$280,000	$315,000	$350,000
$ 80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$ 90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000

Assuming continuous service as a Board Member of the Fund until the age of mandatory retirement under the Plan, each disinterested Board Member will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the Most Recent Year, former Board Members received the following retirement benefits under the Plan: Mr. Riley C. Gilley and Mr. E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; each of Mr. C. Oscar Morong, Jr. and Mr. Walter E. Robb III received $355,299 in a lump sum payment.

Master/Feeder Funds

For the following Funds Only: Citi Cash Reserves, Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves, Citi Institutional Tax Free Reserves, Citi Institutional U.S. Treasury Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves and Citi Institutional Enhanced Income Fund.

Each of these Funds, a so-called Feeder Fund, invests in securities through another mutual fund, a so-called Master Fund, that has the same investment objectives and policies as the Feeder Funds investing in it, in a structure commonly referred to as a master-feeder structure. Each Master Fund currently has the same Board Members as the Feeder Funds investing in it. Each Master Fund has called a meeting of its investors to vote on the election of Board Members. All of the Nominees named in the tables above are currently Board Members of the Master Funds and are standing for election. Each Feeder Fund, as in investor in a Master Fund, will cast its votes on the election of Board Members in the same proportion as the votes cast at the Meetings by the Feeder Fund’s shareholders on this Item 3. The percentage of the Feeder Fund’s votes representing shareholders not voting at the Meeting will be voted in the same proportion as the votes cast by Feeder Fund shareholders who do in fact vote. By voting in favor of a Nominee, you are authorizing your Fund to vote to elect that same Nominee to the Master Fund’s Board.

Equity Securities Owned by Board Members

The following table shows the amount of equity securities owned by the Board Members in the Funds that they oversee and in the portfolios associated with Citigroup as of June 30, 2005.

Name of Board Member	Dollar Range of Equity Securities in Fund/Fund Name	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen or to be Overseen by the Board Member in Fund Complex
Interested Board Member:
R. Jay Gerken

$10,001-$50,000/ Smith Barney Allocation Series Inc.—High Growth Portfolio

$50,000-$100,000/ Smith Barney Aggressive Growth Fund Inc.

$10,001-$50,000/ Smith Barney Small Cap Value Fund

$50,000-$100,000/ Smith Barney Hansberger Global Value Fund

$50,000-$100,000/ Smith Barney Government Securities Fund

$10,001-$50,000/ Smith Barney Municipal Money Market Fund Inc.

$1-10,000/Smith Barney Money Funds—Cash Portfolio

$10,001-$50,000/ Smith Barney Money Funds—Government Portfolio

$10,001-$50,000/ Smith Barney Large Capitalization Growth Fund

$10,001-$50,000/ Smith Barney Fundamental Value Fund Inc.

$10,001-$50,000/ Smith Barney Appreciation Fund Inc.

over $100,000/ Smith Barney International All Cap Growth Portfolio

$1-10,000/ Smith Barney International Fund

over $100,000/ SB Growth and Income Fund

$1-10,000/ Smith Barney Capital Preservation Fund

$1-10,000/ Smith Barney Capital Preservation Fund II

$1-10,000/ Citi Institutional Liquid Reserves

over $100,000

Disinterested Board Members:

Board I
Walter E. Auch	None of the portfolios supervised by Board I	$1-$10,000

H. John Ellis	$1,000-$10,000/Smith Barney Allocation Series Inc.—High Growth Portfolio	$10,001- $50,000

Armon E. Kamesar	$1-$10,000/Smith Barney Allocation Series Inc.—Growth Portfolio $1-$10,000/Smith Barney Allocation Series Inc.—High Growth Portfolio	$1-$10,000

Stephen E. Kaufman	None	None

John J. Murphy	None	over $100,000

Name of Board Member	Dollar Range of Equity Securities in Fund/Fund Name	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen or to be Overseen by the Board Member in Fund Complex
Board II
Paul R. Ades

$50,001-$100,000/Smith Barney Aggressive Growth
Fund Inc.

$10,001-$50,000/Smith Barney Investment Grade
Bond Fund

$10,001-$50,000/Smith Barney Small Cap Value Fund

$1-$10,000/Smith Barney Hansberger Global Value Fund

over $100,000

Dwight B. Crane	$10,001-$50,000/Smith Barney Small Cap Value Fund $10,001-$50,000/Smith Barney Aggressive Growth Fund Inc.	over $100,000

Frank Hubbard	$1-$10,000/Smith Barney Aggressive Growth Fund Inc. $1-$10,000/Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund	$10,001-$50,000

Jerome H. Miller	$10,001-$50,000/Smith Barney Aggressive Growth Fund Inc.	$10,001-$50,000

Ken Miller	$10,001-$50,000/Smith Barney Aggressive Growth Fund Inc.	over $100,000

Board III
Leopold Abraham II	None of the portfolios supervised by Board III	over $100,000

Jane F. Dasher

over $100,000/Smith Barney Money Funds—Cash Portfolio

$1-$10,000/Smith Barney U.S. Government Securities Fund

$1-$10,000/Smith Barney Large Cap Value Fund

$1-$10,000/Smith Barney Short-Term Investment Grade Bond Fund

$10,001-$50,000/SB Capital and Income Fund

$1-$10,000/Smith Barney Total Return Bond Fund

$1-$10,000/Smith Barney High Income Fund

$1-$10,000/Smith Barney Dividend & Income Fund

$1-$10,000/Smith Barney Municipal High Income Fund

$10,001-$50,000/SB Convertible Fund

$1-$10,000/Smith Barney Diversified Strategic Income Fund

$1-$10,000/Smith Barney Social Awareness Fund

$10,001-$50,000/Smith Barney Small Cap Core Fund, Inc.

over $100,000
Donald R. Foley	$10,001-$50,000/Smith Barney Large Cap Value Fund $50,001-$100,000/Smith Barney Money Funds—Cash Portfolio	over $100,000

Richard E. Hanson	$1-$10,000/Smith Barney Large Cap Value Fund $1-$10,000/SB Small Cap Core Fund, Inc.	$10,001-$50,000

Paul Hardin

$10,001-$50,000/Smith Barney Large Cap Value Fund

over $100,000/Smith Barney National Portfolio

$10,001-$50,000/SB Convertible Fund

$10,001-$50,000/Smith Barney Social Awareness Fund

$10,001-$50,000/Smith Barney Small Cap Core Fund, Inc.

over $100,000

Roderick C. Rasmussen	$10,001-$50,000/Smith Barney Large Cap Value Fund	$10,001-$50,000

John P. Toolan

over $100,000/Smith Barney National Portfolio

over $100,000/Smith Barney Municipal Money Market
Fund Inc.

over $100,000/Smith Barney U.S. Government Securities Fund

over $100,000/Smith Barney Florida Portfolio

over $100,000

Name of Board Member	Dollar Range of Equity Securities in Fund/Fund Name	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen or to be Overseen by the Board Member in Fund Complex
Board IV
Robert M. Frayn, Jr.	over $100,000/Smith Barney Fundamental Value Fund Inc.	over $100,000

Leon P. Gardner	$10,001-$50,000/Smith Barney Fundamental Value Fund Inc.	$10,001-$50,000

Howard J. Johnson	None	None

David E. Maryatt	None	None

Jerry A. Viscione	$10,001-$50,000/Smith Barney Fundamental Value Fund Inc.	$10,001-$50,000

Board V
Dwight B. Crane	$50,001-$100,000/Smith Barney Appreciation Fund Inc.	over $100,000

Burt N. Dorsett	None	None

Elliot S. Jaffe	None	None

Stephen E. Kaufman	None	None

Cornelius C. Rose, Jr.	Over $100,000/Smith Barney Appreciation Fund Inc. $10,001-$50,000/Smith Barney Core Plus Bond Fund Inc.	over $100,000

Board VI

Robert A. Frankel	None of the portfolios supervised by Board VI	over $100,000

Michael Gellert	None	None

Rainer Greeven	None	None

Susan M. Heilbron	None	None

Board VII

Dwight B. Crane	None of the portfolio supervised by Board VII	over $100,000

Paolo M Cucchi	None of the portfolio supervised by Board VII	$10,001-$50,000

Robert A. Frankel	None of the portfolio supervised by Board VII	over $100,000

Paul Hardin	$1-$10,000/SB Adjustable Rate Income Fund	over $100,000

William R. Hutchinson	None of the portfolio supervised by Board VII	over $100,000

George M. Pavia	None	None

Board VIII
Elliott J. Berv	None	$50,001-$100,000

Donald M. Carlton	None	None

A. Benton Cocanougher	$1-$10,000/Smith Barney Growth and Income Fund $1-$10,000/Smith Barney Dividend Strategy Fund	$10,001-$50,000

Mark T. Finn	$1-$10,000/ Smith Barney Small Cap Growth Opportunities Fund	$1-$10,000

Stephen Randolph Gross	None	None

Diana R. Harrington	None	None

Susan B. Kerley	$1-$10,000/Citi Connecticut Tax-Free Reserves	$1-$10,000

Alan G. Merten	$1-$10,000/Smith Barney Dividend Strategy Fund	$1-$10,000

R. Richardson Pettit	$10,001-$50,000/Salomon Brothers National Tax Free Bond Fund	$10,001-$50,000

None of the disinterested Board Members or their family members had any interest in any Adviser, CGMI, PFS and any person directly or indirectly controlling, controlled by, or under common control with any Adviser, CGMI or PFS, as of December 31, 2004.

Officers of the Funds

The officers of each Fund voting on Item 3, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.

Each officer is an “interested person” of the Trust or Corporation of which the Fund is a part, as defined in the 1940 Act, by virtue of that individual’s position with Citigroup or its affiliates described in the table below.

Officers Common to All Funds

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
Officers:
R. Jay Gerken Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	N/A	N/A

Andrew Shoup Born 1956	Senior Vice President and Chief Administrative Officer(1)	Since 2003	Director of CAM; Chief Administrative Officer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of Citibank U.S. Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert I. Frenkel Born 1954	Secretary and Chief Legal Officer	Since 2000 Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM (since 2000); Officer of Citigroup or its predecessors (since 1994); Secretary of CFM; Secretary of certain mutual funds associated with Citigroup; Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

Andrew Beagley Born 1962	Chief Compliance Officer and Chief Anti-Money Laundering Compliance Officer(2)	Since 2004 Since 2002	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Managing Director, CGMI (since 2005); Director, CGMI (from 2000 to 2005); Director of Compliance, North America, of CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa, of CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Mr. Shoup is also Chief Financial Officer and Treasurer for Smith Barney Institutional Cash Management Fund Inc. and Smith Barney Multiple Discipline Trust and Smith Barney Investment Funds Inc. Mr. Shoup is also Chief Administrative Officer of Salomon Brothers California Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers Mid Cap Fund and Salomon Brothers New York Tax Free Bond Fund.
(2)	Mr. Beagley is only Chief Anti-Money Laundering Compliance Officer of SB Adjustable Rate Income Fund.

Additional Officers

Board I

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Robert Brault(1) Born 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGMI; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Assistant Treasurer of certain mutual funds associated with Citigroup; Director of Internal Controls for CAM U.S. Mutual Fund Administration (from 2000-2002); Director of Project Management and Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Steven Bleiberg(1) Born 1959	Vice President and Investment Officer	Since 2003	Managing Director of CGMI; Head of Global Investment Strategy of CAM; Managing Director and Chairman of the Global Equity Strategy Group, Credit Suisse Asset Management (from 1999 to 2003)	N/A	N/A

Roger Paradiso(2) Born 1966	Investment Officer	Since 2003	Managing Director of CGMI; Investment Officer of SBFM and Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Andrew Purdy(1) Born 1969	Vice President and Investment Officer	Since 2001	Vice President of CGMI; Investment Officer of certain mutual funds associated with Citigroup; Manager within CAM’s Data and Reporting Services Team (from 1999 to 2000)	N/A	N/A

Kirstin Mobyed(2) Born 1969	Investment Officer	Since 2002	Director of CGMI; Investment Officer of SBFM and Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer of Smith Barney Allocation Series Inc.
(2)	Officer of Smith Barney Multiple Discipline Trust.

Board II

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Valerie Bannon(1) Born 1973	Vice President and Investment Officer	Since 2004	Director of CGMI; Investment Officer of SBFM and Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Alan J. Blake(1) Born 1949	Vice President and Investment Officer	Since 1999	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Steven Bleiberg(1) Born 1959	Vice President and Investment Officer	Since 2004	Managing Director of CGMI; Head of Global Investment Strategy of CAM; Investment Officer of certain mutual funds associated with Citigroup; Managing Director and Chairman of the Global Equity Strategy Group, Credit Suisse Asset Management (from 1999 to 2003)	N/A	N/A

Julie P. Callahan(2) Born 1972	Vice President and Investment Officer	Since 2002	Director of CGMI; Investment Officer of certain mutual funds associated with Citigroup; Portfolio Assistant of certain mutual funds associated with Citigroup (from 1996 to March 2002)	N/A	N/A

Ellen S. Cammer(1) Born 1954	Vice President and Investment Officer	Since 2004	Managing Director of CGMI; Investment Officer of SBFM and Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Gerald J. Culmone(1) Born 1964	Vice President and Investment Officer	Since 2002	Director of SBAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Joseph P. Deane(2) Born 1947	Vice President and Investment Officer	Since 1998	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Robert Feitler, Jr.(1) Born 1959	Vice President and Investment Officer	Since 2004	Director of CGMI and SBAM; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years

Richard A. Freeman(3) Born 1953	Vice President and Investment Officer	Since 1983	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

John G. Goode(1) Born 1944	Vice President and Investment Officer	Since 1995	Managing Director of CGMI; Chairman and Chief Investment Officer of Davis Skaggs Investment Management; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter J. Hable(1) Born 1958	Vice President and Investment Officer	Since 1999	Managing Director of CGMI; President of Davis Skaggs Investment Management; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Martin R. Hanley(4) Born 1965	Vice President and Investment Officer	Since 1999	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Mark Lindbloom(1) Born 1956	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Manager of the Mortgage/Corporate Group of CAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Frederick Marki(1) Born 1961	Vice President and Investment Officer	Since 2004	Investment Officer of SBFM; Director of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Mark McAllister(1) Born 1962	Vice President and Investment Officer	Since 2004	Managing Director of SBAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Michael McElroy(1) Born 1965	Vice President and Investment Officer	Since 2004	Managing Director and Head of Enhanced Equities of CAM Ltd. (since 2000); Investment Officer of certain mutual funds associated with Citigroup; Senior Vice President, Director of Quantitative Research and Senior Portfolio Manager of Independence Investment Associates, Inc. (from 1991 to 2000)	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years

Francis Mustaro(1) Born 1950	Vice President and Investment Officer	Since 2002	Investment Officer of SBFM; Manager of the Mortgage/Asset-Backed Group of CAM; Managing Director CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Kaprel Ozsolak(4) Born 1965	Chief Financial Officer and Treasurer; Controller	Since 2004	Vice President of CGMI; Treasurer and Controller of certain mutual funds associated with Citigroup; Chief Financial Officer of certain mutual funds associated with Citigroup	N/A	N/A

Jeffrey J. Russell(1) Born 1957	Vice President and Investment Officer	Since 2000	Managing Director CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

David A. Torchia(1) Born 1959	Vice President and Investment Officer	Since 2002	Managing Director CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Timothy Woods, CFA(1) Born 1960	Vice President and Investment Officer	Since 1999	Managing Director of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer of Smith Barney Investment Funds Inc.
(2)	Officer of Smith Barney Institutional Cash Management Fund Inc.
(3)	Officer of Smith Barney Aggressive Growth Fund Inc. and Smith Barney Investment Funds Inc.
(4)	Officer of Smith Barney Institutional Cash Management Fund Inc. and Smith Barney Investment Funds Inc.

Board III

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Olivier Asselin(1) Born 1963	Vice President and Investment Officer	Since 2002	Director, Head of the Short-Term Fixed Income Group and Investment Officer of CAM Ltd.; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Kent Bailey, CFA(1) Born 1976	Investment Officer	Since 2004	Vice President and Convertible Analyst of SBAM; Investment Officer of certain mutual funds associated with Citigroup; Convertible Analyst at Morgan Stanley Dean Witter Advisors (prior to 2001)	N/A	N/A

George Benoit, Jr.(2) Born 1960	Investment Officer	Since 2004	Manager of Municipal Research Group of SBFM (since 2003); Trader, Municipal Research Desk, at Dreyfus Corporation (prior to 2003); Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Robert Brault(3) Born 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGMI; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Assistant Treasurer of certain mutual funds associated with Citigroup; Director of Internal Controls for CAM U.S. Mutual Fund Administration (from 2000-2002); Director of Project Management and Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Julie P. Callahan(2)(4) Born 1972	Vice President and Investment Officer	Since 2002	Vice President of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Ellen S. Cammer(5) Born 1954	Vice President and Investment Officer	Since 2004	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter M. Coffey(1)(2) Born 1944	Vice President and Investment Officer	Since 1987	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Harry D. Cohen(1) Born 1940	Vice President and Investment Officer	Since 2003	Managing Director of CGMI; Co-Chief Investment Officer of SBFM and CFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Gerald J. Culmone(1) Born 1964	Vice President and Investment Officer	Since 2002	Director of SBAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Joseph P. Deane(1)(2)(4) Born 1947	Vice President and Investment Officer	Since 1998	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

David T. Fare(1)(2)(4) Born 1962	Vice President and Investment Officer	Since 2004	Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Robert Feitler, Jr.(6) Born 1959	Investment Officer	Since 2004	Director of SBAM; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Scott Glasser(1) Born 1966	Vice President and Investment Officer	Since 2003	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Charles P. Graves III(5) Born 1962	Vice President and Investment Officer	Since 2001	Managing Director of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Martin R. Hanley(7) Born 1965	Vice President; Investment Officer(18)	Since 1994	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Kevin Kennedy(7) Born 1954	Vice President and Investment Officer	Since 2001	Managing Director of CGMI; Head of the Liquidity, Government Group of CAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Eugene J. Kirkwood(5) Born 1964	Vice President and Investment Officer	Since 2004	Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

John Lau(1) Born 1965	Investment Officer	Since 2004	Director of TIMCO; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Roger M. Lavan(1) Born 1963	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Mark S. Lindbloom(6) Born 1956	Investment Officer	Since 2002	Managing Director of CGMI; Manager of the Mortgage/Corporate Group of CAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Peter D. Luke(1) Born 1943	Vice President and Investment Officer	Since 2001	Director of SBAM; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup; Portfolio Manager of General Motors Investment Management Corp. (from 1989 to 2001)	N/A	N/A

Mark J. McAllister(1)(6) Born 1962	Investment Officer	Since 2004	Managing Director of SBAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Francis L. Mustaro(6) Born 1950	Investment Officer	Since 2002	Managing Director of CGMI; Investment Officer of SBFM; Manager of the Mortgage/Asset-backed Group of CAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Kaprel Ozsolak(1) Born 1965	Controller	Since 2002	Vice President of CGMI; Controller of certain mutual funds associated with Citigroup; Chief Financial Officer of certain mutual funds associated with Citigroup	N/A	N/A

Alex Romeo(1) Born 1964	Vice President and Investment Officer	Since 1998	Vice President and Portfolio Manager of TIMCO; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Louis Scott(1) Born 1962	Vice President and Investment Officer	Since 1999	Director and Portfolio Manager of TIMCO; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Michael Sedoy(1) Born 1974	Investment Officer	Since 2005	Vice President of SBAM (since 2002); Investment Officer of certain mutual funds associated with Citigroup (since 2002); Utilities Analyst for Alliance Capital Management (prior to 2002)	N/A	N/A

Beth A. Semmel(1) Born 1960	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Theresa Veres(6) Born 1966	Investment Officer	Since 2002	Director of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter J. Wilby(1) Born 1958	Vice President and Investment Officer	Since 2002	Managing Director of SBAM; Chief Investment Officer — U.S. Fixed Income High Yield & Emerging Market Debt of CAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Daniel Willey(13) Born 1955	Vice President and Investment Officer	Since 1994	Director, President and Chief Executive Officer of TIMCO; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

David M. Zahn(1) Born 1970	Vice President and Investment Officer	Since 2002	Investment Officer of CAM Ltd.; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer for Smith Barney Income Funds.
(2)	Officer for Smith Barney Muni Funds.
(3)	Officer for all Funds supervised by Board III
(4)	Officer for Smith Barney Municipal Money Market Fund Inc.
(5)	Officer for Smith Barney Equity Funds.
(6)	Officer of Smith Barney Funds, Inc.
(7)	Officer for Smith Barney Income Funds and Smith Barney Money Funds, Inc.

Board IV

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
James Giallanza Born 1966	Chief Financial Officer and Treasurer	Since 2004	Director of CGMI; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 through June 2000)	N/A	N/A

John G. Goode Born 1944	Vice President and Investment Officer	Since 1990	Managing Director of CGMI; Chairman and Chief Investment Officer of Davis Skaggs Investment Management; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter J. Hable Born 1958	Vice President and Investment Officer	Since 1990	Managing Director of CGMI; President of Davis Skaggs Investment Management; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Martin R. Hanley Born 1965	Vice President and Investment Officer	Since 2001	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup.	N/A	N/A

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Board V

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Brian Angerame(1) Born 1972	Vice President and Investment Officer	Since 2005	Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Olivier Asselin(2) Born 1963	Vice President and Investment Officer	Since 2002	Director, Head of the Short-Term Fixed Income Group and Investment Officer of CAM Ltd.; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Alan J. Blake(1) Born 1949	Vice President and Investment Officer	Since 1999	Managing Director of CGMI; Investment Officer of SBFM and Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Kevin Caliendo(2) Born 1970	Vice President and Investment Officer	Since 2003	Director of CGMI (since 2002); Investment Officer of SBAM (since 2002); Investment Officer of certain mutual funds associated with Citigroup (since 2002); Health Care Equity Analyst and Convertible Bond Fund Portfolio Manager of SAC Capital Advisers, LLC (from 2001 to 2002); Convertible Bond Analyst of the Healthcare Sector for Wachovia Securities (from 1998 to 2001)	N/A	N/A

Peter M. Coffey(3) Born 1944	Vice President and Investment Officer	Since 1994	Managing Director of CFM and Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Harry D. Cohen(2)(9) Born 1940	Vice President and Investment Officer	Since 1991	Managing Director of CGMI; Chief Investment Officer of SBFM and CFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Joseph P. Deane(4) Born 1947	Vice President and Investment Officer	Since 1988	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Derek Deutsch(1) Born 1969	Vice President and Investment Officer	Since 2005	Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

David T. Fare(4) Born 1962	Vice President and Investment Officer	Since 2004	Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Richard A. Freeman(2) Born 1953	Vice President and Investment Officer	Since 2000	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Scott Glasser(2) Born 1966	Vice President and Investment Officer	Since 1996	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

John G. Goode(2) Born 1944	Vice President and Investment Officer	Since 1993	Managing Director of CGMI; Chairman and Chief Investment Officer of Davis Skaggs Investment Management; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Martin R. Hanley Born 1965	Vice President and Investment Officer	Since 2001	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Michael Kagan(2) Born 1960	Vice President and Investment Officer	Since 2000	Managing Director of SBAM; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Eugene J. Kirkwood(2) Born 1964	Vice President and Investment Officer	Since 2003	Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

John Lau(5) Born 1965	Vice President; Investment Officer(13)	Since 1997	Director of TIMCO; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Roger Lavan(6) Born 1963	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Mark J. McAllister(5) Born 1962	Vice President and Investment Officer	Since 2005	Managing Director of SBAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Robert A. Olstein(1) Born 1941	Vice President and Investment Officer	Since 2005	Chairman and Chief Investment Officer of Olstein & Associates, L.P.	N/A	N/A

Kaprel Ozsolak(7) Born 1965	Treasurer and Chief Financial Officer	Since 2004	Vice President of CGMI; Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Sean Reidy(1) Born 1969	Vice President and Investment Officer	Since 2005	Senior Vice President of Olstein & Associates, L.P.	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Alex Romeo(5) Born 1964	Vice President and Investment Officer	Since 2005	Vice President and Portfolio Manager of TIMCO; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

David Scott(8) Born 1961	Vice President and Investment Officer	Since 2005	Managing Director and Head of EMEA Fixed Income Strategies of CAM, Ltd.; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Louis Scott(5) Born 1962	Vice President and Investment Officer	Since 2005	Director and Portfolio Manager of TIMCO; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Michael Sedoy(5) Born 1974	Vice President and Investment Officer	Since 2005	Vice President of SBAM (since 2002); Investment Officer of certain mutual funds associated with Citigroup (since 2002); Utilities Analyst for Alliance Capital Management (prior to 2002)	N/A	N/A

Beth A. Semmel(2) Born 1960	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter Stournaras(1) Born 1973	Vice President and Investment Officer	Since 2005	Director and Portfolio Manager of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

David Torchia(8) Born 1959	Vice President and Investment Officer	Since 2002	Managing Director of CGMI and Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter Wilby(5) Born 1958	Vice President and Investment Officer	Since 2002	Managing Director of SBAM; Chief Investment Officer — U.S. Fixed High Income Yield & Emerging Market Debt of CAM; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Daniel Willey(12) Born 1955	Vice President and Investment Officer	Since 1997	Director, President and Chief Executive Officer of TIMCO; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer for Smith Barney Investment Trust.
(2)	Officer for Greenwich Street Series Fund.
(3)	Officer for Smith Barney Oregon Municipals Fund and Smith Barney Massachusetts Municipals Fund.
(4)	Officer for Smith Barney Managed Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Arizona Municipals Fund Inc. and Smith Barney Investment Trust.

(5)	Officer for Greenwich Street Series Fund, Smith Barney Investment Trust and Smith Barney New Jersey Municipals Fund Inc.
(6)	Officer for Greenwich Street Series Fund and Smith Barney Core Plus Bond Fund Inc.
(7)	Officer for all Funds supervised by Board V.
(8)	Officer for Smith Barney Core Plus Bond Fund Inc.
(9)	Officer for Smith Barney Appreciation Fund Inc.

Board VI

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Brian Angerame(1) Born 1972	Vice President and Investment Officer	Since 2005	Director and Portfolio Manager of SBFM	N/A	N/A

Alan J. Blake(1) Born 1949	Vice President and Investment Officer	Since 1998	Managing Director of CGMI; Investment Officer of SBFM and Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Derek Deutsch(1) Born 1969	Vice President and Investment Officer	Since 2005	Director and Portfolio Manager of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Robert Feitler, Jr.(1) Born 1959	Vice President and Investment Officer	Since 2004	Director of CGMI and SBAM; Investment Officer of SBFM and Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Richard A. Freeman(1) Born 1953	Vice President and Investment Officer	Since 1999	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

James Giallanza(2) Born 1966	Treasurer and Chief Financial Officer	Since 2004	Director of CGMI; Director and Controller of the US Wholesale Business at UBS Global Asset Management, Inc. (Sept. 2001 to July 2004); Director of Global Funds Administration at CAM (June 2000 through Sept. 2001); Treasurer of the Lazard Funds (June 1998 to June 2000); Treasurer and Chief Financial Officer of other mutual funds associated with Citigroup	N/A	N/A

Martin R. Hanley(1) Born 1965	Vice President and Investment Officer	Since 1994	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Frederick Marki(3) Born 1961	Vice President and Investment Officer	Since 2004	Investment Officer of SBFM; Director of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Mark McAllister(1) Born 1962	Vice President and Investment Officer	Since 2004	Managing Director of SBAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Kaprel Ozsolak(2) Born 1965	Controller	Since 2005	Vice President of CGMI; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Jeffrey J. Russell(4) Born 1957	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Vice President of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Beth A. Semmel(1) Born 1960	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter Stournaras(1) Born 1973	Vice President and Investment Officer	Since 2005	Director and Portfolio Manager of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

William Theriault(1) Born 1966	Vice President and Investment Officer	Since 2005	Director of SBFM; Portfolio Manager for SBFM or its predecessor firms (since 1996); Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

David Torchia(4) Born 1959	Vice President and Investment Officer	Since 2004	Managing Director of CGMI; Investment officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Theresa M. Veres(1) Born 1966	Vice President and Investment Officer	Since 2003	Director of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter J. Wilby, CFA(1) Born 1958	Vice President and Investment Officer	Since 2000	Managing Director of SBAM; Chief Investment Officer —U.S. Fixed Income High Yield & Emerging Market Debt of CAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer for Travelers Series Fund Inc.
(2)	Officer for all Funds supervised by Board VI.
(3)	Officer for Smith Barney World Funds, Inc.
(4)	Officer for Smith Barney World Funds, Inc. and Travelers Series Fund Inc.

Board VII

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Kaprel Ozsolak Born 1965	Treasurer and Chief Financial Officer	Since 2004	Vice President of CGMI; Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup; Controller of certain other investment companies associated with Citigroup	N/A	N/A

David Torchia Born 1959	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Investment officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Theresa M. Veres Born 1966	Vice President and Investment Officer	Since 2002	Director of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Board VIII

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Brian Angerame(2) Born 1972	Vice President and Investment Officer	Since 2005	Director and Portfolio Manager of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Alan Blake(3) Born 1949	Vice President and Investment Officer	Since 2001	Managing Director, CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Harry D. Cohen(5) Born 1940	Vice President and Investment Officer	Since 2003	Managing Director of CGMI; Chief Investment Officer of SBFM and CFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Joseph P. Deane(5) Born 1947	Vice President and Investment Officer	Since 1998	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

David T. Fare(5) Born 1962	Vice President and Investment Officer	Since 2004	Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Scott Glasser(3) Born 1966	Vice President and Investment Officer	Since 1996	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

John G. Goode(5) Born 1944	Vice President and Investment Officer	Since 1995	Managing Director of CGMI; President and Chief Investment Officer of Davis Skaggs Investment Management; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Frances Guggino(1) Born 1957	Chief Financial Officer and Treasurer; Controller	Since 2004	Director, CAM; Treasurer and/or Controller of certain funds associated with Citigroup (since 1991)	N/A	N/A

Peter J. Hable(3) Born 1958	Vice President and Investment Officer	Since 1990	Managing Director of CGMI; President of Davis Skaggs Investment Management; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Michael Kagan(4) Born 1960	Vice President and Investment Officer	Since 2000	Managing Director of SBAM; Portfolio Manager of AXA Investment Managers (from 1995 to 2003); Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Roger M. Lavan(2) Born 1963	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Francis L. Mustaro(2) Born 1950	Vice President and Investment Officer	Since 2002	Managing Director of CGMI; Investment Officer of SBFM; Manager of the Mortgage/Asset-Backed Group of CAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Wendy Setnicka(1) Born 1964	Controller	Since 2002	Vice President, CAM (since 2002); Assistant Vice President, CAM (from 1998 to 2002)	N/A	N/A

Timothy Woods, CFA(2) Born 1960	Vice President and Investment Officer	Since 2001	Managing Director of CGMI; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer for all Funds supervised by Board VIII.
(2)	Officer for Smith Barney Investment Series.
(3)	Officer for Smith Barney Investment Series and Smith Barney Trust II.
(4)	Officer for Smith Barney Investment Series and Salomon Funds Trust.
(5)	Officer for Smith Barney Trust II.

Indemnification of Board Members and Officers

The governing documents of each Trust/Corporation provide that, to the extent permitted by applicable law, the Trust/Corporation will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust/Corporation, unless, as to liability to the Trust/Corporation or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. The Funds organized under Massachusetts law generally prohibit indemnification where it is finally adjudicated that those seeking indemnification did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust/Corporation. For Funds incorporated under Maryland law, indemnification is not permitted in the case of actions or omissions committed in bad faith or as a result of active and deliberate dishonesty, or with respect to which an improper personal benefit was received or, in the case of a criminal proceeding, committed with reasonable cause to believe that the action or omission was unlawful.

Standing Committees of the Boards

The business affairs of each Trust/Corporation are managed by or under the direction of its Board.

Each Board has a standing Audit Committee comprising all Board Members who are not “interested persons,” within the meaning of the 1940 Act, of the Trust/Corporation and who are “independent,” as defined in the NYSE listing standards.(1) The Audit Committee reviews the scope of the Trust’s/Corporation’s audit, accounting and financial reporting policies and practices and internal controls. The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust/Corporation, the qualifications and independence of the Trust’s/Corporation’s independent registered public accounting firm, and the Trust’s/Corporation’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the independent Board Members for their ratification, the selection, appointment, retention or termination of the Trust’s/Corporation’s independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided by the Trust’s/Corporation’s independent auditors to its manager or advisor and any affiliated service providers if the engagement relates directly to the Trust’s/Corporation’s operations and financial reporting of the Trust/Corporation. During the Most Recent Year, each Audit Committee met the following number of times:

Board	Number of Meetings
I	1
II	4
III	4
IV	2
V	4(2)
VI	2
VII	4
VIII	4

Each Board has a standing governance or nominating committee. All Board Members who are not “interested persons,” within the meaning of the 1940 Act, are members of the governance or nominating committee.(3)

Each governance or nominating committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. Each governance or nominating committee met the following number of times in the Most Recent Year:

(1)	The Board III Audit Committee is comprised of Mr. Abraham, Ms. Dasher and Mr. Toolan.
(2)	The Audit Committee of Greenwich Street Series Fund, Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney Investment Trust, Smith Barney Massachusetts Municipals Fund and Smith Barney Sector Series Inc. met three times during the Most Recent Year.
(3)	The Board III Governance Committee is comprised of Mr. Abraham, Mr. Foley and Mr. Hanson.

Board	Number of Meetings
I	0
II	0
III	0
IV	0
V	1
VI	0
VII	0
VIII	4

Each governance and nominating committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s/Corporation’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Each nominating or governance committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. None of the committees has specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the nominating or governance committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust/Corporation, as applicable.

Several Boards have additional standing committees, as follows:

Board III

The Board has an Investment Performance Committee responsible for reviewing the investment performance of each Fund. The Investment Performance Committee is comprised of Messrs. Toolan (Chair), Hanson and Rasmussen. The Investment Performance Committee met four times during the Most Recent Fiscal Year.

Board IV

The Board has a Compensation Committee co-chaired by Messrs. Frayn and Johnson which is charged with establishing the appropriate compensation for the Board. The Compensation Committee did not meet during the Most Recent Year.

The Board has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. The Pricing Committee met one time during the Most Recent Year.

Board V

The Board has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee did not meet.

Board VIII

The Board has a Performance and Review Committee comprised of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of each Fund’s management contract, applicable distribution plans and distribution agreement. The Performance and Review Committee met four times during the Most Recent Year.

Attendance of Board Members at Annual Meeting

No Trust/Corporation has a policy with regard to attendance of Board Members at annual meetings. The number of Board Members of each Board who attended last year’s annual meeting, if an annual meeting was held, is set forth below:

Board	Number of Members at Annual Meeting
I	No annual meeting
II	No annual meeting
III	No annual meeting
IV	No annual meeting
V	No annual meeting
VI	No annual meeting
VII	No annual meeting
VIII	No annual meeting

Legal Proceedings Relating to Citigroup Affiliates and Certain of the Nominees

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM and SBAM (the “Managers”), substantially all of the mutual funds managed by the Managers (the “Defendant Funds”), and Directors or Trustees of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Defendant Funds, CAM believes the Defendant Funds have significant defenses to such allegations, which the Defendant Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

By Letter of Acceptance, Waiver and Consent dated March 18, 2005, CGMI accepted and consented, without admitting or denying the allegations or findings, to the entry of findings by the NASD arising from CGMI’s sales of Class B and Class C shares of mutual funds in approximately 18,000 customer households and approximately 90,000 transactions between January 1, 2002 and June 30, 2003. CGMI, through its registered representatives, known as financial consultants (“FCs”), either did not adequately disclose at the point of sale, or did not adequately consider in connection with its recommendations to customers to purchase Class B and Class C shares, the differences in share classes and that an equal investment in Class A shares would generally have been more advantageous for the customers.

In particular, the FCs did not consider that large investments in Class A shares of mutual funds entitle customers to breakpoint discounts on sales charges, generally beginning at the $50,000 investment level, which are not available for investments in Class B shares. In fact, customers may be entitled to breakpoints based upon a single mutual fund purchase, multiple purchases in the same “family of funds,” and/or mutual fund investments held, at the time of the new purchase, by members of the customer’s “household,” as that term is defined in the prospectus of the fund in which the shares are being purchased. Class B shares are also subject to contingent deferred sales charges (“CDSCs”) for a period of time, generally six years, as well as higher ongoing Rule 12b-1 fees for as long as the Class B shares are held. The CDSCs and/or the higher ongoing Rule 12b-1 fees significantly impact the return on customers’ mutual fund investments.

In addition, CGMI’s supervisory and compliance policies and procedures were not reasonably designed to ensure that FCs consistently provided adequate disclosure of, or consideration to, the benefits of the various share classes as they applied to individual customers. As a result of the foregoing, CGMI violated NASD Conduct Rules 2110, 2310, and 3010.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Smith Barney Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Smith Barney Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Smith Barney Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the Smith Barney Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub- transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Smith Barney Funds’ Boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Smith Barney Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Smith Barney Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Smith Barney Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Smith Barney Fund Boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Smith Barney Fund Board, CAM will retain at its own expense an independent consulting expert to advise and assist the Board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The foregoing speaks only as of the date of this Joint Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Shareholder Approval

Proposal 3, the election of the Nominees, whose term of office will commence as of the date of their election, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The votes of each Fund in the same Trust/Corporation will be counted together with respect to the election of the Nominees to the Board.

The Board of each Fund recommends that shareholders of the Fund vote FOR the election of each of the Nominees to the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members have selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Funds. KPMG, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

PricewaterhouseCoopers LLP (“PwC’) served as the independent registered public accounting firm of certain Funds* for the two most recent fiscal years. PwC resigned as the independent registered public accounting firm for those Funds effective June 22, 2005. Each affected Fund’s Audit Committee approved the engagement of KPMG as the Fund’s new independent registered public accounting firm for the Fund’s current fiscal year. A majority of the Fund’s Board Members, including a majority of the independent Board Members, approved the appointment of KPMG, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PwC on each Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PwC during each Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

No representatives of KPMG or PwC will be present at the Meetings.

Appendix O sets forth for each Fund, for each of the applicable Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix O is presented under the following captions:

(i) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(iii) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

*	Citi Institutional Liquid Reserves, Citi Premium Liquid Reserves, Citi Cash Reserves, Smith Barney Diversified Large Cap Growth Fund, Smith Barney International Large Cap Fund, Smith Barney Small Cap Growth Opportunities Fund and Smith Barney Small Cap Growth Opportunities Portfolio.

(iv) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

No Audit Committee may approve non-audit services that the Committee believes may impair the independence of the auditors. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent auditors, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, its Adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to completion of the audit.

For each Fund’s two most recent fiscal years, there were no services rendered by KPMG or PwC to the Funds for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to the Funds and the Advisers or any entity controlling, controlled by or under common control with any of the Advisers that provides ongoing services to the Funds were $3.5 million and $6.4 million, respectively, in 2003 and 2004 for PwC and $0 and $75,000, respectively, in 2003 and 2004 for KPMG. For the period from May 6, 2003 through December 31, 2004, PwC billed the Adviser or any Covered Service Provider $1.39 million for non-audit services. For the period from May 6, 2003 through December 31, 2004, KPMG did not bill the Adviser or any Covered Service Provider for non-audit services.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG or PwC to the applicable Adviser and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by KPMG or PwC to each Fund, its Adviser or Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of August 22, 2005, the persons listed in Appendix P owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix P.

Security Ownership of Management

As of June 30, 2005, the Board Members and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the SEC and the NYSE or American Stock Exchange, as applicable. These persons and entities are required by SEC regulations to furnish the closed-end investment company with copies of all Section 16(a) forms they file. Each of the Funds which is a Closed-end Fund is listed in Appendix C.

Based on a review of these forms furnished to each Closed-end Fund, each Closed-end Fund believes that its Board Members and officers, its Adviser and affiliated persons of its Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except, with respect to each Closed-end Fund, for a Form 3 for Terrence Murphy, which was not timely filed upon his becoming an officer of the Adviser of such Closed-end Fund but was subsequently filed, prior to the filing of which he had not engaged in any reportable transaction involving shares of such Closed-end Fund. To the knowledge of management of the Closed-end Funds, no shareholder of a Closed-end Fund owns more than 10% of a registered class of a Closed-end Fund’s equity securities, except as set forth in Appendix P.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a Closed-end Fund’s next annual meeting of shareholders must be (or must have been) received at the offices of that Closed-end Fund, 125 Broad Street, 10th Floor, New York, New York 10004, not later than the date specified in Appendix C. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee such proposal will be included in a proxy statement. Shareholder proposals are subject to certain regulations under the federal securities laws.

The persons named as proxies for a Closed-end Fund’s next annual meeting of the shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless that Closed-end Fund receives (or received) notice of the matter by the date specified in Appendix C, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission’s rules governing shareholder proposals.

The open-end funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an open-end fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad St., 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Funds and will be split equally between Citigroup and Legg Mason. These costs will be borne by Citigroup and Legg Mason whether or not the proposals are successful. Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Citigroup and Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, CAM, on behalf of each Fund, has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson Shareholder Communications Inc. will be paid approximately $6.4 million for such solicitation services (plus reimbursements of out-of-pocket expenses), to be shared equally between Citigroup and Legg Mason. Georgeson Shareholder Communications Inc. may solicit proxies personally and by telephone.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix H.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 125 Broad Street, New York, New York, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Please vote promptly by completing, signing and dating each enclosed white proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

September 2, 2005

Appendix A

Corporations, Trusts and Series

Corporation/Trust	Form of Organization	Series
Smith Barney Allocation Series Inc.	Maryland Corporation	Balanced Portfolio Conservative Portfolio Growth Portfolio High Growth Portfolio Income Portfolio Select Balanced Portfolio Select Growth Portfolio Select High Growth Portfolio
Smith Barney Multiple Discipline Trust	Massachusetts Business Trust	Multiple Discipline Portfolio—All Cap Growth and Value
Multiple Discipline Portfolio—Large Cap Growth and Value
Multiple Discipline Portfolio—Global All Cap Growth and Value
Multiple Discipline Portfolio—Balanced All Cap Growth and Value
Smith Barney Institutional Cash Management Fund Inc.	Maryland Corporation	Cash Portfolio Government Portfolio Municipal Portfolio
Smith Barney Aggressive Growth Fund Inc.	Maryland Corporation
Smith Barney Investment	Maryland Corporation	Smith Barney Investment Grade Bond Fund
Funds Inc.		Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund
Smith Barney Multiple Discipline Funds —All Cap Growth and Value Fund
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund
Smith Barney Multiple Discipline Funds—All Cap and International Fund
Smith Barney Real Return Strategy Fund
Smith Barney Small Cap Growth Fund
Smith Barney Small Cap Value Fund
Smith Barney Hansberger Global Value Fund
Smith Barney Government Securities Fund
Smith Barney Equity Funds	Massachusetts Business Trust	Smith Barney Social Awareness Fund
Smith Barney Muni Funds	Massachusetts Business Trust	Smith Barney California Money Market Portfolio
Smith Barney Florida Portfolio
Smith Barney Georgia Portfolio
Smith Barney Limited Term Portfolio
Smith Barney National Portfolio
Smith Barney Massachusetts Money Market Portfolio
Smith Barney New York Money Market Portfolio
Smith Barney New York Portfolio
Smith Barney Pennsylvania Portfolio
Intermediate Muni Fund Inc.	Maryland Corporation
Smith Barney Municipal Money Market Fund Inc.	Maryland Corporation

Corporation/Trust	Form of Organization	Series
High Income Opportunity Fund Inc.	Maryland Corporation
Smith Barney Funds, Inc.	Maryland Corporation	Smith Barney Large Cap Value Fund
Smith Barney U.S. Government Securities Fund
Smith Barney Short-Term Investment Grade Bond Fund
Smith Barney Income Funds	Massachusetts Business Trust	SB Capital and Income Fund
SB Convertible Fund
Smith Barney Dividend and Income Fund
Smith Barney Diversified Strategic Income Fund
Smith Barney Exchange Reserve Fund
Smith Barney High Income Fund
Smith Barney Municipal High Income Fund
Smith Barney Total Return Bond Fund
Smith Barney Small Cap Core Fund, Inc.	Maryland Corporation
Smith Barney Money Funds, Inc.	Maryland Corporation	Smith Barney Money Funds—Cash Portfolio
Smith Barney Money Funds—Government Portfolio
Smith Barney Fundamental Value Fund Inc.	Maryland Corporation
Greenwich Street Series Fund	Massachusetts Business Trust	Appreciation Portfolio
Capital and Income Portfolio
Diversified Strategic Income Portfolio
Salomon Brothers Variable Growth & Income Fund
Equity Index Portfolio
Salomon Brothers Variable Aggressive Growth Fund
Intermediate High Grade Portfolio
Fundamental Value Portfolio
Smith Barney Managed Municipals Fund Inc.	Maryland Corporation
Smith Barney California Municipals Fund Inc.	Maryland Corporation
Smith Barney New Jersey Municipals Fund Inc.	Maryland Corporation
Smith Barney Oregon Municipals Fund	Massachusetts Business Trust
Smith Barney Arizona Municipals Fund Inc.	Maryland Corporation
Smith Barney Core Plus Bond Fund Inc.	Maryland Corporation
Smith Barney Sector Series Inc.	Maryland Corporation	Smith Barney Financial Services Fund
Smith Barney Health Sciences Fund
Smith Barney Technology Fund
Smith Barney Massachusetts Municipals Fund	Massachusetts Business Trust
Smith Barney Investment Trust	Massachusetts Business Trust	Smith Barney Classic Values Fund
Smith Barney Intermediate Maturity California Municipals Fund
Smith Barney Intermediate Maturity New York Municipals Fund
Smith Barney Large Capitalization Growth Fund
Smith Barney S&P 500 Index Fund
Smith Barney Mid Cap Core Fund
Smith Barney Appreciation Fund Inc.	Maryland Corporation
Smith Barney World Funds, Inc.	Maryland Corporation	Smith Barney Inflation Management Fund
Smith Barney International All Cap Growth Portfolio
Travelers Series Fund Inc.	Maryland Corporation	SB Adjustable Rate Income Portfolio
Smith Barney Aggressive Growth Portfolio
Smith Barney High Income Portfolio
Smith Barney International All Cap Growth Portfolio

Corporation/Trust	Form of Organization	Series
Smith Barney Large Capitalization Growth Portfolio
Smith Barney Large Cap Value Portfolio
Smith Barney Mid Cap Core Portfolio
Smith Barney Money Market Portfolio
Social Awareness Stock Portfolio
SB Adjustable Rate Income Fund	Massachusetts Business Trust
Managed Municipals Portfolio Inc.	Maryland Corporation
Municipal High Income Fund Inc.	Maryland Corporation
Citigroup Investments Corporate Loan Fund Inc.	Maryland Corporation
Real Estate Income Fund Inc.	Maryland Corporation
Zenix Income Fund Inc.	Maryland Corporation
Managed High Income Portfolio Inc.	Maryland Corporation
Smith Barney Investment Series	Massachusetts Business Trust	Smith Barney International Fund
Smith Barney Dividend Strategy Fund
SB Growth and Income Fund
Smith Barney Premier Selections All Cap Growth Portfolio
Smith Barney Growth and Income Portfolio
SB Government Portfolio
Smith Barney Dividend Strategy Portfolio
Smith Barney Trust II	Massachusetts Business Trust

Smith Barney Diversified Large Cap Growth Fund

Smith Barney Small Cap Growth Opportunities Fund

Smith Barney International Large Cap Fund

Smith Barney Capital Preservation Fund

Smith Barney Capital Preservation Fund II

Smith Barney Short Duration Municipal Income Fund

Salomon Funds Trust	Massachusetts Business Trust	Salomon Brothers National Tax Free Bond Fund Salomon Brothers California Tax Free Bond Fund Salomon Brothers New York Tax Free Bond Fund Salomon Brothers Mid Cap Fund
Variable Annuity Portfolios	Massachusetts Business Trust	Smith Barney Small Cap Growth Opportunities Portfolio
CitiFunds Premium Trust	Massachusetts Business Trust	Citi Premium Liquid Reserves
Citi Premium U.S. Treasury Reserves
CitiFunds Institutional Trust	Massachusetts Business Trust	Citi Institutional Liquid Reserves
Citi Institutional Cash Reserves
Citi Institutional U.S. Treasury Reserves
Citi Institutional Tax Free Reserves
Citi Institutional Enhanced Income Fund
CitiFunds Trust I	Massachusetts Business Trust	Smith Barney Emerging Markets Equity Fund
CitiFunds Trust III	Massachusetts Business Trust	Citi Cash Reserves
Citi U.S. Treasury Reserves
Citi Tax Free Reserves
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves

Appendix B

Fund Information

The following table lists, with respect to each Fund, the name of the Fund’s Adviser and the total number of shares outstanding and the net assets of the Fund on August 22, 2005, the record date for voting at the Meeting. Additionally, the table lists the quorum requirements for each Fund (which is also the standard used to determine the presence of a quorum of shareholders of the Trust or Corporation of which the Fund is a series, if applicable). The table also indicates, under “Manner of Voting,” whether a shareholder of a Fund is entitled to one vote for each share of that Fund held on the record date, or whether a shareholder of the Fund is entitled to vote based on the dollar value of shares held by the shareholder on the record date, so called “dollar-weighted” voting.

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Smith Barney Allocation Series Inc.—Balanced Portfolio	SBFM	31,946,402	391,324,091	1/3 of shares entitled to vote	1 vote/share
Smith Barney Allocation Series Inc.—Conservative Portfolio	SBFM	10,527,996	121,642,435	1/3 of shares entitled to vote	1 vote/share
Smith Barney Allocation Series Inc.—Growth Portfolio	SBFM	50,151,486	619,997,184	1/3 of shares entitled to vote	1 vote/share
Smith Barney Allocation Series Inc.—High Growth Portfolio	SBFM	48,222,890	687,465,193	1/3 of shares entitled to vote	1 vote/share
Smith Barney Allocation Series Inc.—Income Portfolio	SBFM	5,275,953	54,596,844	1/3 of shares entitled to vote	1 vote/share
Smith Barney Allocation Series Inc.—Select Balanced Portfolio	SBFM	21,600,687	259,027,198	1/3 of shares entitled to vote	1 vote/share
Smith Barney Allocation Series Inc.—Select Growth Portfolio	SBFM	14,204,969	150,672,234	1/3 of shares entitled to vote	1 vote/share
Smith Barney Allocation Series Inc.—Select High Growth Portfolio	SBFM	7,534,814	95,416,269	1/3 of shares entitled to vote	1 vote/share
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value	SBFM	18,396,660	280,210,475	30% of shares entitled to vote	1 vote/share
Smith Barney Multiple Discipline Trust— Multiple Discipline Portfolio—Large Cap Growth and Value	SBFM	2,426,539	35,774,261	30% of shares entitled to vote	1 vote/share
Smith Barney Multiple Discipline Trust— Multiple Discipline Portfolio—Global All Cap Growth and Value	SBFM	4,665,587	74,062,345	30% of shares entitled to vote	1 vote/share
Smith Barney Multiple Discipline Trust— Multiple Discipline Portfolio—Balanced All Cap Growth and Value	SBFM	15,659,378	210,731,532	30% of shares entitled to vote	1 vote/share
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	SBFM	3,569,584,957	3,569,653,183	majority of shares entitled to vote	1 vote/share
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	SBFM	582,109,068	582,118,226	majority of shares entitled to vote	1 vote/share
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	SBFM	2,159,797,138	2,160,053,609	majority of shares entitled to vote	1 vote/share

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Smith Barney Aggressive Growth Fund Inc.	SBFM	95,852,198	9,186,997,416	majority of shares entitled to vote	1 vote/share
Smith Barney Investment Grade Bond Fund	SBFM	75,852,106	977,775,685	majority of shares entitled to vote	1 vote/share
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	SBFM	2,735,923	33,266,937	majority of shares entitled to vote	1 vote/share
Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund	SBFM	19,827,533	176,934,214	majority of shares entitled to vote	1 vote/share
Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund	SBFM	46,280,199	392,354,091	majority of shares entitled to vote	1 vote/share
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	SBFM	16,656,863	148,127,267	majority of shares entitled to vote	1 vote/share
Smith Barney Multiple Discipline Funds—All Cap and International Fund	SBFM	2,069,620	24,739,991	majority of shares entitled to vote	1 vote/share
Smith Barney Real Return Strategy Fund	SBFM	1,544,580	19,593,202	majority of shares entitled to vote	1 vote/share
Smith Barney Small Cap Growth Fund	SBFM	25,390,949	256,624,355	majority of shares entitled to vote	1 vote/share
Smith Barney Small Cap Value Fund	SBFM	33,097,087	773,150,635	majority of shares entitled to vote	1 vote/share
Smith Barney Hansberger Global Value Fund	SBFM	1,576,893	20,359,729	majority of shares entitled to vote	1 vote/share
Smith Barney Government Securities Fund	SBFM	66,306,598	653,502,207	majority of shares entitled to vote	1 vote/share
Smith Barney Social Awareness Fund	SBFM	16,548,825	349,325,414	majority of shares entitled to vote	1 vote/share
Smith Barney California Money Market Portfolio	SBFM	2,571,693,366	2,571,783,800	majority of shares entitled to vote	1 vote/share
Smith Barney Florida Portfolio	SBFM	16,205,621	209,019,312	majority of shares entitled to vote	1 vote/share
Smith Barney Georgia Portfolio	SBFM	4,214,670	53,350,361	majority of shares entitled to vote	1 vote/share
Smith Barney Limited Term Portfolio	SBFM	122,013,703	778,255,805	majority of shares entitled to vote	1 vote/share

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Smith Barney National Portfolio	SBFM	31,836,861	413,433,316	majority of shares entitled to vote	1 vote/share
Smith Barney Massachusetts Money Market Portfolio	SBFM	191,901,809	192,024,417	majority of shares entitled to vote	1 vote/share
Smith Barney New York Money Market Portfolio	SBFM	1,862,138,411	1,862,220,373	majority of shares entitled to vote	1 vote/share
Smith Barney New York Portfolio	SBFM	51,646,514	680,187,183	majority of shares entitled to vote	1 vote/share
Smith Barney Pennsylvania Portfolio	SBFM	5,592,757	71,115,758	majority of shares entitled to vote	1 vote/share
Intermediate Muni Fund Inc.	SBFM	14,032,784	186,749,436	1/3 of shares entitled to vote	1 vote/share
Smith Barney Municipal Money Market Fund Inc.	SBFM	6,961,402,543	6,961,830,350	majority of shares entitled to vote	1 vote/share
High Income Opportunity Fund Inc.	SBFM	73,927,179	536,912,763	majority of shares entitled to vote	1 vote/share
Smith Barney Large Cap Value Fund	SBFM	55,473,507	912,196,263	1/3 of shares entitled to vote	1 vote/share
Smith Barney U.S. Government Securities Fund	SBFM	29,932,853	395,815,862	1/3 of shares entitled to vote	1 vote/share
Smith Barney Short-Term Investment Grade Bond Fund	SBFM	82,663,796	343,924,343	1/3 of shares entitled to vote	1 vote/share
SB Capital and Income Fund	SBFM	151,604,218	2,577,830,689	majority of shares entitled to vote	1 vote/share
SB Convertible Fund	SBFM	6,357,919	112,982,833	majority of shares entitled to vote	1 vote/share
Smith Barney Dividend and Income Fund	SBFM	49,377,890	618,864,086	majority of shares entitled to vote	1 vote/share
Smith Barney Diversified Strategic Income Fund	SBFM	154,254,325	1,067,701,709	majority of shares entitled to vote	1 vote/share
Smith Barney Exchange Reserve Fund	SBFM	189,523,117	189,503,170	majority of shares entitled to vote	1 vote/share
Smith Barney High Income Fund	SBFM	142,005,101	992,703,221	majority of shares entitled to vote	1 vote/share

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Smith Barney Municipal High Income Fund	SBFM	23,977,124	345,386,253	majority of shares entitled to vote	1 vote/share
Smith Barney Total Return Bond Fund	SBFM	18,773,035	217,078,546	majority of shares entitled to vote	1 vote/share
Smith Barney Small Cap Core Fund, Inc.	TIMCO	13,745,757	227,675,513	majority of shares entitled to vote	1 vote/share
Smith Barney Money Funds—Cash Portfolio	SBFM	17,326,697,162	17,326,981,132	1/3 of shares entitled to vote	1 vote/share
Smith Barney Money Funds—Government Portfolio	SBFM	2,263,562,342	2,263,605,277	1/3 of shares entitled to vote	1 vote/share
Smith Barney Fundamental Value Fund Inc.	SBFM	309,882,724	4,610,675,918	1/3 of shares entitled to vote	1 vote/share
Greenwich Street Series—Appreciation Portfolio	SBFM	37,571,053	897,468,339	majority of shares entitled to vote	1 vote/share
Greenwich Street Series—Capital and Income Portfolio	SBFM	2,350,693	24,999,196	majority of shares entitled to vote	1 vote/share
Greenwich Street Series—Diversified Strategic Income Portfolio	SBFM	9,968,662	94,246,033	majority of shares entitled to vote	1 vote/share
Greenwich Street Series—Salomon Brothers Variable Growth & Income Fund	SBAM	2,269,033	11,302,190	majority of shares entitled to vote	1 vote/share
Greenwich Street Series—Equity Index Portfolio	TIMCO	55,870,052	1,676,592,097	majority of shares entitled to vote	1 vote/share
Greenwich Street Series—Salomon Brothers Variable Aggressive Growth Fund	SBAM	2,452,288	54,020,690	majority of shares entitled to vote	1 vote/share
Greenwich Street Series—Intermediate High Grade Portfolio	SBFM	246,455	2,133,519	majority of shares entitled to vote	1 vote/share
Greenwich Street Series—Fundamental Value Portfolio	SBFM	41,613,931	898,219,829	majority of shares entitled to vote	1 vote/share
Smith Barney Managed Municipals Fund Inc.	SBFM	160,277,240	2,481,415,396	majority of shares entitled to vote	1 vote/share
Smith Barney California Municipals Fund Inc.	SBFM	50,988,592	837,627,444	majority of shares entitled to vote	1 vote/share
Smith Barney New Jersey Municipals Fund Inc.	SBFM	17,983,830	224,659,404	majority of shares entitled to vote	1 vote/share

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Smith Barney Oregon Municipals Fund	SBFM	5,519,934	58,523,349	majority of shares entitled to vote	1 vote/share
Smith Barney Arizona Municipals Fund Inc.	SBFM	4,570,842	42,972,865	majority of shares entitled to vote	1 vote/share
Smith Barney Core Plus Bond Fund Inc.	SBFM	62,131,481	779,092,604	majority of shares entitled to vote	1 vote/share
Smith Barney Financial Services Fund	SBFM	3,711,824	58,091,265	majority of shares entitled to vote	1 vote/share
Smith Barney Health Sciences Fund	SBFM	5,475,709	70,240,695	majority of shares entitled to vote	1 vote/share
Smith Barney Technology Fund	SBFM	17,949,131	72,231,666	majority of shares entitled to vote	1 vote/share
Smith Barney Massachusetts Municipals Fund	SBFM	5,184,854	66,181,221	majority of shares entitled to vote	1 vote/share
Smith Barney Classic Values Fund	SBFM	12,944,106	215,917,124	majority of shares entitled to vote	1 vote/share
Smith Barney Intermediate Maturity California Municipals Fund	SBFM	9,803,621	85,962,120	majority of shares entitled to vote	1 vote/share
Smith Barney Intermediate Maturity New York Municipals Fund	SBFM	16,667,448	146,991,363	majority of shares entitled to vote	1 vote/share
Smith Barney Large Capitalization Growth Fund	SBFM	248,965,028	5,517,744,097	majority of shares entitled to vote	1 vote/share
Smith Barney S&P 500 Index Fund	TIMCO	40,674,944	507,230,883	majority of shares entitled to vote	1 vote/share
Smith Barney Mid Cap Core Fund	SBFM	48,320,237	1,070,382,179	majority of shares entitled to vote	1 vote/share
Smith Barney Appreciation Fund Inc.	SBFM	408,903,475	5,998,425,337	majority of shares entitled to vote	1 vote/share
Smith Barney Inflation Management Fund	SBFM	3,385,555	36,824,383	1/3 of shares entitled to vote	1 vote/share
Smith Barney International All Cap Growth Portfolio	SBFM	15,012,838	207,072,742	1/3 of shares entitled to vote	1 vote/share

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Travelers Series Funds—SB Adjustable Rate Income Portfolio	SBFM	3,650,623	37,009,177	1/3 of shares entitled to vote	1 vote/share
Travelers Series Funds—Smith Barney Aggressive Growth Portfolio	SBFM	76,083,844	1,063,981,425	1/3 of shares entitled to vote	1 vote/share
Travelers Series Funds—Smith Barney High Income Portfolio	SBFM	37,552,574	290,990,114	1/3 of shares entitled to vote	1 vote/share
Travelers Series Funds—Smith Barney International All Cap Growth Portfolio	SBFM	12,228,412	165,798,358	1/3 of shares entitled to vote	1 vote/share
Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio	SBFM	26,665,326	390,854,885	1/3 of shares entitled to vote	1 vote/share
Travelers Series Funds—Smith Barney Large Cap Value Portfolio	SBFM	17,026,196	317,631,498	1/3 of shares entitled to vote	1 vote/share
Travelers Series Funds—Smith Barney Mid Cap Core Portfolio	SBFM	8,290,539	121,556,409	1/3 of shares entitled to vote	1 vote/share
Travelers Series Funds—Smith Barney Money Market Portfolio	SBFM	487,351,280	487,356,804	1/3 of shares entitled to vote	1 vote/share
Travelers Series Funds—Social Awareness Stock Portfolio	SBFM	3,766,177	92,937,098	1/3 of shares entitled to vote	1 vote/share
SB Adjustable Rate Income Fund	SBFM	94,423,955	902,769,378	majority of shares entitled to vote	1 vote/share
Managed Municipals Portfolio Inc.	SBFM	41,915,511	742,756,390	majority of shares entitled to vote	1 vote/share
Municipal High Income Fund Inc.	SBFM	21,002,201	166,568,604	majority of shares entitled to vote	1 vote/share
Citigroup Investments Corporate Loan Fund Inc.	SBFM	9,892,850	226,727,440	majority of shares entitled to vote	1 vote/share
Real Estate Income Fund Inc.	CFM	11,069,242	329,296,087	majority of shares entitled to vote	1 vote/share
Zenix Income Fund Inc.	SBFM	18,756,593	93,122,875	majority of shares entitled to vote	1 vote/share
Managed High Income Portfolio Inc.	SBFM	45,637,929	321,455,126	majority of shares entitled to vote	1 vote/share

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Smith Barney International Fund	SBFM	5,448,020	119,725,631	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Dividend Strategy Fund	SBFM	164,712,709	2,798,951,368	30% of voting power entitled to vote	Dollar-weighted
SB Growth and Income Fund	SBFM	65,261,057	1,008,847,359	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Premier Selections All Cap Growth Portfolio	SBFM	4,470,111	55,866,566	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Growth and Income Portfolio	SBFM	7,930,627	76,789,531	30% of voting power entitled to vote	Dollar-weighted
SB Government Portfolio	SBFM	11,542,511	132,530,112	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Dividend Strategy Portfolio	SBFM	8,903,532	78,239,208	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Diversified Large Cap Growth Fund	SBFM	12,656,311	170,127,268	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Small Cap Growth Opportunities Fund	SBFM	2,832,803	58,127,967	30% of voting power entitled to vote	Dollar-weighted
Smith Barney International Large Cap Fund	SBFM	6,665,965	75,994,469	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Capital Preservation Fund	SBFM	35,507,391	393,516,796	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Capital Preservation Fund II	SBFM	34,896,631	400,244,331	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Short Duration Municipal Income Fund	SBFM	25,441,010	124,212,633	30% of voting power entitled to vote	Dollar-weighted
Salomon Brothers National Tax Free Bond Fund	SBAM	3,475,372	41,126,576	majority of shares entitled to vote	1 vote/share
Salomon Brothers California Tax Free Bond Fund	SBAM	1,013,413	10,609,413	majority of shares entitled to vote	1 vote/share
Salomon Brothers New York Tax Free Bond Fund	SBAM	8,289,277	98,264,145	majority of shares entitled to vote	1 vote/share

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Salomon Brothers Mid Cap Fund	SBAM	1,150,811	22,982,347	majority of shares entitled to vote	1 vote/share
Smith Barney Small Cap Growth Opportunities Portfolio	SBFM	5,603,823	63,337,832	majority of shares entitled to vote	1 vote/share
Citi Premium Liquid Reserves	CFM	499,481,540	499,481,540	30% of voting power entitled to vote	Dollar-weighted
Citi Premium U.S. Treasury Reserves	CFM	368,443,199	368,443,199	30% of voting power entitled to vote	Dollar-weighted
Citi Institutional Liquid Reserves	CFM	26,651,239,063	26,651,239,063	30% of voting power entitled to vote	Dollar-weighted
Citi Institutional Cash Reserves	CFM	4,216,809,020	4,216,809,020	30% of voting power entitled to vote	Dollar-weighted
Citi Institutional U.S. Treasury Reserves	CFM	627,158,072	627,158,072	30% of voting power entitled to vote	Dollar-weighted
Citi Institutional Tax Free Reserves	CFM	2,074,242,532	2,074,065,510	30% of voting power entitled to vote	Dollar-weighted
Citi Institutional Enhanced Income Fund	CFM	36,164,676	72,232,877	30% of voting power entitled to vote	Dollar-weighted
Smith Barney Emerging Markets Equity Fund	SBFM	1,805,414	23,578,460	30% of voting power entitled to vote	Dollar-weighted
Citi Cash Reserves	CFM	1,602,864,606	1,602,864,604	30% of voting power entitled to vote	Dollar-weighted
Citi U.S. Treasury Reserves	CFM	272,480,580	272,480,580	30% of voting power entitled to vote	Dollar-weighted
Citi Tax Free Reserves	CFM	407,639,896	407,554,848	30% of voting power entitled to vote	Dollar-weighted
Citi California Tax Free Reserves	CFM	264,359,938	264,411,389	30% of voting power entitled to vote	Dollar-weighted
Citi Connecticut Tax Free Reserves	CFM	291,114,945	291,109,564	30% of voting power entitled to vote	Dollar-weighted
Citi New York Tax Free Reserves	CFM	1,021,360,175	1,021,409,625	30% of voting power entitled to vote	Dollar-weighted

Appendix C

Closed-End Funds

Fund	Shareholder Proposal Submission Date	Discretionary Authority to Vote on Shareholder Proposals Notice Date
Managed Municipals Portfolio Inc.	April 17, 2005	June 27, 2005
Municipal High Income Fund Inc.	November 28, 2005	February 25, 2006
Citigroup Investments Corporate Loan Fund Inc.	September 1, 2005	November 14, 2005
Zenix Income Fund Inc.	March 12, 2006	May 28, 2006
Managed High Income Portfolio Inc.	February 12, 2006	April 28, 2006
Real Estate Income Fund Inc.	November 28, 2005	January 26, 2006
High Income Opportunity Fund Inc.	September 22, 2005	December 24, 2005
Intermediate Muni Fund Inc.	November 30, 2005	February 28, 2006

C-1

Appendix D

Comparison of Terms of Management Agreements

Appendix D contains seven charts comparing the principal terms of the Current Management Agreements with the corresponding terms of the proposed New Management Agreement for each of the Funds. Funds are grouped on a chart based on similarities in their Current Management Agreement and you should look for the chart or charts containing a comparison of the agreements for your Fund or Funds, as the case may be.

You should note that the charts contain only a description of the principal provisions of the Current Management Agreements and may not include all of the terms of those Agreements, or the exact wording of those provisions described. The name of the specific Adviser and, where applicable, the name of the Subadviser, the amount of compensation and dates of effectiveness and term of the Current Management Agreements have been omitted. You can find the name of a Fund’s Adviser in Appendix B, the dates of the Current Management Agreements and the compensation payable under the Agreements in Appendix F, and the names of any Subadvisers to a Fund in Appendix L.

For the purposes of the description of the provisions of the Current Management Agreements, you should note that many of the terms used in your Current Management Agreement may have been changed for the sake of consistency. For example, reference to a “Series” “Trust” or “Portfolio” have been disregarded in favor of the consistent use of the term “Fund,” references to “Adviser” or “Investment Adviser” have been disregarded in favor of the consistent use of the term “Manager,” references to “Directors” and “Trustees” have been disregarded in favor of the consistent use of the term “Board,” and references to “Articles of Incorporation”, “Charter,” Declaration of Trust and “Master Trust Agreement” have been disregarded in favor of “governing documents.” In addition, grammatical differences, such as the use of singular versus plural, have been disregarded.

The complete text of the form of New Management Agreement is included in Appendix E and you should refer to that Appendix for the complete terms of the Agreement.

Chart 1

Citi Premium Liquid Reserves

Citi Premium U.S. Treasury Reserves

Citi Institutional Liquid Reserves

Citi Institutional Cash Reserves

Citi Institutional U.S. Treasury Reserves

Citi Institutional Tax Free Reserves

Citi Institutional Enhanced Income Fund

Citi Cash Reserves

Citi U.S. Treasury Reserves

Citi Tax Free Reserves

Citi California Tax Free Reserves

Citi Connecticut Tax Free Reserves

Citi New York Tax Free Reserves

Smith Barney Emerging Markets Equity Fund

Smith Barney International Fund

Smith Barney Dividend Strategy Fund

SB Growth and Income Fund

Smith Barney Premier Selections All Cap Growth Portfolio

Smith Barney Growth and Income Portfolio

SB Government Portfolio

Smith Barney Dividend Strategy Portfolio

Smith Barney Diversified Large Cap Growth Fund

Smith Barney Small Cap Growth Opportunities Fund

Smith Barney International Large Cap Fund

Smith Barney Capital Preservation Fund

Smith Barney Capital Preservation Fund II

Smith Barney Short Duration Municipal Income Fund

Smith Barney Small Cap Growth Opportunities Portfolio

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

Current Management Agreement	New Management Agreement

Investment Management Services. The Manager is responsible for furnishing each Fund with an investment program and determining what securities will be purchased, sold or exchanged and what portion of the assets of the Fund will be held uninvested, subject always to the restrictions of the Fund’s declaration of trust and by-laws, the provisions of the 1940 Act, the Fund’s registration statement, and any specific investment policy that the Fund’s Board may provide to the Manager.

The Manager is also responsible for making recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities shall be exercised. [To the extent authorized by the Fund’s Board and subject to applicable provisions of the 1940 Act, the investment program to be provided under the Agreement may entail the investment of all or a portion of the assets of a Fund in one or more investment companies.][1]

The Manager is responsible for taking all actions that the Manager deems necessary to implement a Fund’s investment policies, and in particular to place all orders for the purchase or sale of securities for the Fund’s account with the brokers or dealers selected by it, and to that end the Manager is authorized to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Manager is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Manager will determine what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Manager. Subject to applicable provisions of the 1940 Act, the investment program to be provided under the Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies

The Manager is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

[1]	The Agreements for Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund and Smith Barney Small Cap Growth Opportunities Portfolio do not contemplate investment in other investment companies.

Current Management Agreement	New Management Agreement
The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of orders, the Manager may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion.	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Fund’s Board, underwriter or distributor or with its or their respective affiliates, to the extent such actions are permitted by the 1940 Act.[2]	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

[2]	The Agreements for Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, Smith Barney Small Cap Growth Opportunities Portfolio and Citi Institutional Cash Reserves do not specifically address transactions with the “respective affiliates.”

Current Management Agreement	New Management Agreement
Use of Subadvisers. The Manager may engage, at its own expense, or may request that the Fund engage at the Fund’s expense, one or more subadvisers, as long as the Manager supervises the activities of each subadviser. Any agreement between the Manager and a subadviser is to be subject to the renewal, termination and amendment provisions applicable to the Agreement. Any agreement between the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days’ nor less than 30 days’ written notice to the Trust and the subadviser.[3]	Use of Subadvisers or Subadministrators. Subject to Board approval, the Manager or the Fund may engage one or more investment subadvisers or subadministrators, as long as (i) the Manager supervises the activities of each subadviser or subadministrator (ii) the contracts entered into by the Manager with any such investment subadviser or subadministrator impose on them all of the conditions to which the Manager is subject under the Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administration Services. Subject to the direction and control of the Fund’s Board, the Manager is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the Manager’s administrative and management functions; (ii) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder/investor servicing agents, custodian and other independent contractors or agents; (iii) arranging for maintenance of books and records of the Trust with respect to the Fund [; (iv) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns and (v) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders.][4]

The Manager does not assume any duties with respect to, and will not be responsible for, the distribution of shares of beneficial interest in the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder/investor servicing agent of the Fund. As long as the Manager may, at its own expense, employ one or more subadministrators, as long as the Manager remains fully responsible for the performance of all administrative and management duties set forth in the Agreement and supervises the activities of each subadministrator.

Fund Administration Services. Subject to the direction and control of the Fund’s Board, the Manager is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Manager is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Manager is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Manager does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of any Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. The Manager is responsible for furnishing at its own expense all necessary services, facilities and personnel in connection with its responsibilities under the Agreement, and except for these expenses, the Fund will pay all of its expenses, including, without limitation, the following:	Expenses. The Manager, at its expense, is responsible for supplying the Board and officers of the [Trust/Corporation] with all information and reports reasonably required by them and reasonably available to the Manager. The Manager will also bear all expenses in connection with its

[3]	The Agreement for Smith Barney Small Cap Growth Opportunities Portfolio does not address the use of subadvisers.
[4]	The bracketed items are also listed in the Agreements for Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, Smith Barney Small Cap Growth Opportunities Portfolio and Citi Institutional Cash Reserves.

Current Management Agreement	New Management Agreement
organization costs of the Fund; compensation of Trustees who are not “affiliated persons” of the Manager[5]; governmental fees; interest charges; brokerage fees and commissions;[6] loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, service agent,[7] expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund’s Trustees and of the Fund’s shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.	responsibilities under the Agreement, and will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Except for the expenses described above, the Manager will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers.

No member of the Board, officer or employee of the [Trust/Corporation] or Fund is to receive from the [Trust/Corporation] or Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This restriction does not apply to Board members, executive committee members, consultants and other persons who are not

[5]	Instead of affiliates of the Manager, the Agreement for Smith Barney Small Cap Growth Opportunities Portfolio refers to affiliates of the Trust.
[6]	The Agreements for Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, Smith Barney Small Cap Growth Opportunities Portfolio and Citi Institutional Cash Reserves do not include the words “brokerage fees and commissions.”
[7]	Smith Barney Small Cap Growth Opportunities Portfolio omits that phrase and the phrase “shareholder servicing agent.”

Current Management Agreement	New Management Agreement
regular members of the Manager’s or any affiliated company’s staff.

Fees. For the services to be rendered and the facilities to be provided by the Manager, the Trust shall pay to the Manager from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to the lesser of (i) a percentage (the contractual fee for each Fund is listed in Appendix F) of the Fund’s average daily net assets for the Fund’s then-current fiscal year minus, to the extent applicable to Fund’s that contemplate the use of subadvisers, the Fund’s Aggregate Subadviser Fee, and (ii) the difference between the Fund’s aggregate management fee for the Fund’s then-current fiscal year and the aggregate management fees allocated to the Fund for the Fund’s then-current fiscal year from the registered investment company portfolios in which it invests (for which the Manager or an affiliate serves as investment adviser). To the extent that the Fund’s aggregate subadviser fee, if any, exceeds the Fund’s aggregate management fee, the Manager is to pay such amount to the applicable subadvisers on the Fund’s behalf. The Fund’s Aggregate Subadviser Fee is the aggregate amount payable by the Fund to subadvisers pursuant to agreements between the Trust on behalf of the Fund and the subadvisers. If the Manager provides services for less than any full period, the compensation to the Manager is to be accordingly adjusted and prorated.	Fees. For the services performed and the facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee, computed daily at an annual rate of (the contractual fee for each Fund is listed in Appendix F), except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser, the annual fee is reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Manager. The Manager (including its directors, officers and employees) is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.	Limitation of Liability of the Manager. The Manager assumes no responsibility under the Agreement other than to render the services described in the Agreement, in good faith, and is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. For these purposes, the term “Manager” includes its affiliates, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

Activities of Manager. The services of the Manager to the Fund are not deemed to be exclusive, the Manager and its personnel being free to render investment advisory, administrative and/or other services to others.	Activities of Manager. The Manager and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Not specifically addressed in this Agreement.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager, in accordance with applicable laws and regulations and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

Current Management Agreement	New Management Agreement

Duration, Termination and Amendments of this Agreement. The Agreement has an initial two-year term and, thereafter, remains in force for a period of one year, on which date it will terminate unless its continuance after that date is “specifically approved at least annually” (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Manager at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by “vote of a majority of the outstanding voting securities” of the Fund.

The Agreement may be terminated at any time, without the payment of any penalty, by (i) the Trustees, (ii) the “vote of a majority of the outstanding voting securities” of the Fund, or (iii) the Manager, in each case on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Agreement automatically terminates in the event of its “assignment.”

The Agreement may be amended only if the amendment is approved by the “vote of a majority of the outstanding voting securities” of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

Duration, Termination and Amendments. The Agreement has an initial term of two years and continues thereafter, if not terminated, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement. The Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, or at any time upon the mutual written consent of the Manager and the Fund. The Agreement automatically terminates in the event of its assignment by the Manager and is not assignable by the Fund without the consent of the Manager.

Any material amendment of the Agreement must be approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. Not specifically addressed in this Agreement.	Claims Against the Fund. The Manager agrees that it will look only to assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the [Trust/Corporation].

Chart 2

SB Capital and Income Fund

SB Convertible Fund

Smith Barney Municipal High Income Fund

Smith Barney Dividend and Income Fund

Smith Barney Diversified Strategic Income Fund

Smith Barney Exchange Reserve Fund

Smith Barney High Income Fund

Smith Barney Large Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund

Smith Barney Small Cap Growth Fund

Smith Barney Small Cap Value Fund

Smith Barney Classic Values Fund

Smith Barney Large Capitalization Growth Fund

Smith Barney Mid Cap Core Fund

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

Greenwich Street Series Fund—Capital and Income Portfolio

Smith Barney Total Return Bond Fund

Current Management Agreement	New Management Agreement
Investment Management Services. The Manager is employed to act as Manager for the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Fund’s governing documents, current Prospectus and Fund’s Statement of Additional Information, and in such manner and to such extent as may from time to time be approved by the Fund’s Board.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Manager is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Manager will determine what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Manager. Subject to applicable provisions of the 1940 Act, the investment program to be provided under the Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Manager is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Manager is required to seek the best overall terms available, and will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the

Current Management Agreement	New Management Agreement
the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Manager is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Manager or its affiliates exercise investment discretion.	other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. Not specifically addressed in this Agreement.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

Use of Subadvisers or Subadministrators. The Manager is authorized to retain third parties and to delegate to them some or all of its duties and obligations under the Agreement as long as they remain under the general supervision of the Manager.	Use of Subadvisers or Subadministrators. Subject to Board approval, the Manager or the Fund may engage one or more investment subadvisers or subadministrators, as long as (i) the Manager supervises the activities of each subadviser or subadministrator, (ii) the contracts entered into by the Manager with any such investment subadviser or subadministrator impose on them all of the conditions to which the Manager is subject under the Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administration Services. Subject to the supervision and direction of the Board, the Manager: (a) assists in supervising all aspects of the Fund’s operations; (b) supplies the Fund with office facilities (which may be in the Manager’s own offices), statistical and research data, data processing	Fund Administration Services. Subject to the direction and control of the Fund’s Board, the Manager is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the

Current Management Agreement	New Management Agreement
operation of the Fund, such as bookkeeping services, including, but not limited to, the clerical, accounting and calculation of (i) the net asset value of shares of the Fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

(i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Manager is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Manager is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Manager does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of any Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. The Manager bears all expenses in connection with the performance of its services under the Agreement, and the Fund bears certain other expenses incurred in its operation, including investment advisory and administration fees; charges of custodians and transfer and dividend disbursing agents; fees for necessary professional services, such as the Fund’s and Board members’ proportionate share of insurance premiums, professional associations, dues and/or assessments; and brokerage services, including taxes, interest and commissions; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; the costs of regulatory compliance, such as SEC fees and state blue sky qualifications fees, outside auditing and legal expenses and costs associated with maintaining the Fund’s legal existence; costs of shareholders’ reports and meetings of the officers or Board; fees of the members of the Board who are not officers, directors or employees of the Manager or its affiliates or any person who is an affiliate of any person to whom duties may be delegated hereunder and any extraordinary expenses. In addition, the Fund will pay all service and distribution fees pursuant to a Rule 12b-1 Services and Distribution Plan.	Expenses. The Manager, at its expense, is responsible for supplying the Board and officers of the [Trust/Corporation] with all information and reports reasonably required by them and reasonably available to the Manager. The Manager will also bear all expenses in connection with its responsibilities under the Agreement, and will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Except for the expenses described above, the Manager will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and

Current Management Agreement	New Management Agreement

statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers.

No member of the Board, officer or employee of the [Trust/Corporation] or Fund is to receive from the [Trust/Corporation] or Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This restriction does not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Fees. For its services rendered the Fund pays the Manager on the first business day of each month, a fee for the previous month at an annual rate of (the contractual fee for each Fund is listed in Appendix F). If the Agreement commences or terminates before the end of any month, the fee is accordingly adjusted and prorated.	Fees. For the services performed and the facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee, computed daily at an annual rate of (the contractual fee for each Fund is listed in Appendix F), except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser, the annual fee is reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

[Reimbursement to the Fund. To the extent required by state law, the Manager is required to reimburse the Fund in the amount that the Fund’s aggregate expenses exceed the expense limitations of any state having jurisdiction over the Fund. The expense reimbursement obligation is limited to the amount of fees the Manager is paid under the Agreement.][8]	Reimbursement to the Fund. Not addressed in agreement because no longer relevant under applicable state and federal laws.

[8]	This paragraph appears only in the Greenwich Street Series Fund—Capital and Income Portfolio, Smith Barney Total Return Bond Fund, Smith Barney Large Cap Growth & Value Fund, Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund, Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Income Funds, Smith Barney Classic Values Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund, and Smith Barney Total Return Bond Fund agreements.

Current Management Agreement	New Management Agreement
[Indemnification. The Fund is required to indemnify the Manager and its officers, directors, employees, and affiliates including persons to whom responsibilities are delegated under the Agreement against any loss, claim, expense or cost of any kind (including reasonable attorney’s fees) resulting or arising in connection with the Agreement, or from the performance or failure to perform any act under the Agreement, unless the Manager violated its standard of care as set forth in the Agreement, subject to any limitations in the 1940 Act and relevant state law. Each indemnitee is entitled to advance of its expenses in accordance with the requirements of the 1940 Act and the rules, regulations and interpretations thereof as in effect from time to time.][9]	Indemnification. Not specifically addressed in the Agreement.

Limitation of Liability of the Manager. The Manager must exercise its best judgment in rendering services under the Agreement, but is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, but the Manager is not protected against any liability to the Fund or the Fund’s shareholders to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.	Limitation of Liability of the Manager. The Manager assumes no responsibility under the Agreement other than to render the services described in the Agreement, in good faith, and is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. For these purposes, the term “Manager” includes its affiliates, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

Activities of Manager. The Manager and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.	Activities of Manager. The Manager and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Whenever the Fund and one or more other investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company, even though in some cases this procedure may adversely affect the size of the position obtainable for the Fund.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager, in accordance with applicable laws and regulations and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

Duration and Termination and Amendments. The Agreement has an initial two-year term and continues thereafter so long as such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a majority of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to the Agreement, by vote cast in person or by proxy	Duration, Termination and Amendments. The Agreement has an initial term of two years and continues thereafter, if not terminated, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this

[9]	This paragraph appears only in the Greenwich Street Series Fund—Capital and Income Portfolio, Smith Barney Classic Values Fund, Smith Barney Large Capitalization Growth Fund, and Smith Barney Mid Cap Core Fund agreements.

Current Management Agreement	New Management Agreement

at a meeting called for the purpose of voting on such approval. The Agreement is terminable, without penalty, on 60 days’ written notice, by the Board or by vote of holders of a majority of the Fund’s shares, or upon 90 days’ written notice, by the Manager, and also terminates automatically in the event of its assignment.

The Agreement does not specifically address amendment of the Agreement.

Agreement. The Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, or at any time upon the mutual written consent of the Manager and the Fund. The Agreement automatically terminates in the event of its assignment by the Manager and is not assignable by the Fund without the consent of the Manager.

Any material amendment of the Agreement must be approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. Not specifically addressed in the Agreement.	Claims Against the Fund. The Manager agrees that it will look only to assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the [Trust/Corporation].

Chart 3

Citigroup Investments Corporate Loan Fund, Inc.

Greenwich Street Series Fund—Appreciation Portfolio

Greenwich Street Series Fund—Diversified Strategic Income Portfolio

Greenwich Street Series Fund—Equity Index Portfolio

Greenwich Street Series Fund—Fundamental Value Portfolio

Greenwich Street Series Fund—Salomon Brothers Variable Growth & Income Fund

Greenwich Street Series Fund—Intermediate High Grade Portfolio

Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Fund

Greenwich Street Series Fund—Salomon Brothers Variable Growth & Income Fund

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Real Estate Income Fund Inc.

SB Adjustable Rate Income Fund

Smith Barney Appreciation Fund Inc.

Smith Barney Arizona Municipals Fund Inc.

Smith Barney California Municipals Fund Inc.

Smith Barney Core Plus Bond Fund Inc.

Smith Barney Social Awareness Fund

Smith Barney Fundamental Value Fund Inc.

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio

Smith Barney Intermediate Maturity California Municipals Fund

Smith Barney Intermediate Maturity New York Municipals Fund

Smith Barney Managed Municipals Fund Inc.

Smith Barney Massachusetts Municipals Fund

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value

Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value

Smith Barney New Jersey Municipals Fund Inc.

Smith Barney Oregon Municipals Fund

Smith Barney S&P 500 Index Fund

Travelers Series Fund Inc.—SB Adjustable Rate Income Portfolio

Travelers Series Fund Inc.—Smith Barney Aggressive Growth Portfolio

Travelers Series Fund Inc.—Smith Barney International All Cap Growth Portfolio

Travelers Series Fund Inc.—Smith Barney High Income Portfolio

Travelers Series Fund Inc.—Smith Barney Large Capitalization Growth Portfolio

Travelers Series Fund Inc.—Smith Barney Large Cap Value Portfolio

Travelers Series Fund Inc.—Smith Barney Mid Cap Core Portfolio

Travelers Series Fund Inc.—Smith Barney Money Market Portfolio

Zenix Income Fund Inc.

Current Management Agreement	New Management Agreement

Investment Management Services. Subject to the supervision, direction and approval of the Fund’s Board, the Adviser (a) manages the Fund’s holdings in accordance with its investment objective(s) and policies as stated in its governing documents, its Prospectus and Statement of Additional Information; (b) makes investment decisions; (c) places purchase and sale orders for portfolio transactions; and (d) employs professional portfolio managers and securities analysts who provide research services to the Fund. In providing those services, the Manager is required to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.

Greenwich Street Series Fund—Diversified Strategic Income Portfolio limits the Advisor’s investment management duties to all assets other than foreign securities, for which a sub adviser acts as sub-investment adviser.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Manager is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Manager will determine what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Manager. Subject to applicable provisions of the 1940 Act, the investment program to be

Current Management Agreement	New Management Agreement

provided under the Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Manager is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Manager is required to seek the best overall terms available, giving consideration to factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Manager is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Manager or its affiliates exercise investment discretion.	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. Not specifically addressed in this Agreement.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor

Current Management Agreement	New Management Agreement
will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

Use of Subadvisers or Subadministrators. Only addressed in the Agreements for certain Funds, as follows:

Citigroup Investments Corporate Loan Fund, Inc. and Real Estate Income Fund Inc. authorize the Manager to retain third parties and to delegate some or all of its duties and obligations to such persons provided that such persons shall remain under the general supervision of the Manager.

Smith Barney Social Awareness Fund authorizes the Manager, with the approval of the Board and the shareholders of the Fund (to the extent required by applicable law), from time-to time, to sub-contract with one or more sub-investment advisers to provide some or all of the services required under the Agreement.

Use of Subadvisers [or Subadministrators][10]. Subject to Board approval, the Manager or the Fund may engage one or more investment subadvisers or subadministrators, as long as (i) the Manager supervises the activities of each subadviser or subadministrator (ii) the contracts entered into by the Manager with any such investment subadviser or subadministrator impose on them all of the conditions to which the Manager is subject under the Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administration Services. Certain of the Agreements include the following:[11] Subject to the direction and control of the Fund’s board, the Manager is required to maintain compliance procedures for the Fund that the Manager reasonably believes are adequate to ensure the Fund’s compliance with (i) the 1940 Act and (ii) the Fund’s investment objective(s), policies and restrictions as stated in the Prospectus and the Statement; and administer the Fund’s corporate affairs and, in connection therewith, furnish the Portfolio with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities.

Citigroup Investments Corporate Loan Fund, Inc., Real Estate Income Fund Inc. and Smith Barney Institutional Cash Management Fund Inc. only: Subject to the supervision and

[Fund Administration Services. Subject to the direction and control of the Fund’s Board, the Manager is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and

[10]	Bracketed text is not applicable for Greenwich Street Series Fund—Equity Income Portfolio and Smith Barney S&P 500 Index Fund, for which fund administration services are provided under a separate agreement.
[11]	Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value, Travelers Series Fund Inc.—Smith Barney Large Capitalization Growth Portfolio, Travelers Series Fund Inc.—Smith Barney Mid Cap Core Portfolio, Travelers Series Fund Inc.—SB Adjustable Rate Income Portfolio, Travelers Series Fund Inc.—Smith Barney Aggressive Growth Portfolio, Travelers Series Fund Inc.—Smith Barney International All Cap Growth Portfolio, Travelers Series Fund Inc.—Smith Barney High Income Portfolio, Travelers Series Fund Inc.—Smith Barney Large Cap Value Portfolio and Travelers Series Fund Inc.—Smith Barney Money Market Portfolio only.

Current Management Agreement	New Management Agreement
direction of the Board, the Manager: (a) assists in supervising all aspects of the Fund’s operations; (b) supplies the Fund with office facilities (which may be in the Manager’s own offices), statistical and research data, data processing services, bookkeeping services, including, but not limited to, the clerical, accounting and calculation of (i) the net asset value of shares of the Fund, (ii) applicable contingent deferred sales charges and similar fees and charges, and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

(v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Manager is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Manager is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Manager does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of any Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.][12]

Expenses. In each Agreement, the Manager is required to bear all expenses in connection with the performance of its services under the Agreement. Each Agreement also describes the expenses that the Fund bears such as investment advisory and in certain cases subadvisory[13] and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Company’s legal existence and shareholder relations.[14]

Citigroup Investments Corporate Loan Fund, Inc., Smith Barney Institutional Cash Management Fund Inc. and Real Estate Income Fund Inc. only: The Fund bears all other expenses to be incurred in its operation, including, but not limited to, the fees payable under the Agreement; taxes, interest, brokerage fees and commissions, if any; fees of the Board members of the Fund who are not officers, directors or employees of Manager, or any of its affiliates; SEC fees and state blue sky qualification fees; charges of custodians and

Expenses. The Manager, at its expense, is responsible for supplying the Board and officers of the [Trust/Corporation] with all information and reports reasonably required by them and reasonably available to the Manager. The Manager will also bear all expenses in connection with its responsibilities under the Agreement, and will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Except for the expenses described above, the Manager will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost

[12]	Bracketed text is not applicable for Greenwich Street Series Fund—Equity Income Portfolio and Smith Barney S&P 500 Index Fund, for which fund administration services are provided under a separate agreement. In each case, the Manager does, however, agree that books and records it maintains for the Fund will be maintained in accordance with applicable requirements and that it will surrender promptly to the Fund any of such records upon the Fund’s request.
[13]	SB Adjustable Rate Income Fund, Greenwich Street Series Fund—Diversified Strategic Income Portfolio and Smith Barney Social Awareness Fund specifically provide that the Manager will pay subadvisers retained by the Manager to provide advisory services to the Fund the fees required to be paid to each Subadviser.
[14]	The Current Agreements of Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio - All Cap Growth and Value, Travelers Series Fund Inc.—SB Adjustable Rate Income Portfolio, Travelers Series Fund Inc.—Smith Barney Aggressive Growth Portfolio, Travelers Series Fund Inc.—Smith Barney International All Cap Growth Portfolio, Travelers Series Fund Inc.—Smith Barney High Income Portfolio, Travelers Series Fund Inc.—Smith Barney Large Cap Value Portfolio, Travelers Series Fund Inc.—Smith Barney Large Capitalization Growth Portfolio, Travelers Series Fund Inc.—Smith Barney Mid Cap Core Portfolio and Travelers Series Fund Inc.—Smith Barney Money Market Portfolio specifically exclude from the expenses to be borne by the Manager brokerage costs, custodian fees, auditors fees or other expenses to be borne by the fund and further indicates that all other expenses not specifically assumed by the Manager are borne by the Fund.

Current Management Agreement	New Management Agreement

transfer and dividend disbursing agents; the Fund’s and its Board members’ proportionate share of insurance premiums, professional association dues and/or assessments; outside auditing and legal expenses; costs of maintaining the Fund’s existence; costs attributable toinvestor services, including with out limitation, telephone and personal expenses; costs of preparing and printing Prospectuses and Statements for regulatory purposes and, for distribution to the existing shareholders; costs of shareholder reports and meetings or the officers or Board and any extraordinary expenses.

Greenwich Street Series Fund—Salomon Brothers Variable Growth & Income Fund only: The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; charges of custodians and transfer and dividend disbursing agents; fees for necessary professional services, such as the Fund’s and Board members’ proportionate share of insurance premiums, professional associations, dues and/or assessments; and brokerage services, including taxes, interest and commissions; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; the costs of regulatory compliance, such as SEC fees and state blue sky qualifications fees; outside auditing and legal expenses and costs associated with maintaining the Fund’s legal existence; costs of shareholders’ reports and meetings of the officers or Board; fees of the members of the Board who are not officers, directors or employees of Manager or its affiliates or any person who is an affiliate of any person to whom duties may be delegated hereunder.][15]

(including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers.

No member of the Board, officer or employee of the [Trust/Corporation] or Fund is to receive from the [Trust/Corporation] or Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This restriction does not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Fees. For its services rendered the Fund pays the Manager on the first business day of each month, a fee for the previous month at an annual rate of (the contractual fee for each Fund is listed in Appendix F). If the Agreement commences or terminates before the end of any month, the fee is accordingly adjusted and prorated.	Fees. For the services performed and the facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee, computed daily at an annual rate of (the contractual fee for each Fund is listed in Appendix F), except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser, the annual fee is reduced by the aggregate management fees allocated to that Fund for the Fund’s then- current fiscal year from such other registered investment company. If the Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Current Management Agreement	New Management Agreement
Reimbursement to the Fund. To the extent required by state law, the Manager is required to reimburse the Fund in the amount that the Fund’s aggregate expenses exceed the expense limitations of any state having jurisdiction over the Fund. [The expense reimbursement obligation is limited to the amount of fees the Manager is paid under the agreement.][16]	Reimbursement to the Fund. Not addressed in Agreement because no longer relevant under applicable state and federal laws.

[Indemnification. The Fund is required to indemnify the Manager and its officers, directors, employees, and affiliates including persons to whom responsibilities are delegated under the Agreement against any loss, claim, expense or cost of any kind (including reasonable attorney’s fees) resulting or arising in connection with the Agreement, or from the performance or failure to perform any act under the Agreement, unless the Manager violated its standard of care as set forth in the Agreement, subject to any limitations in the 1940 Act and relevant state law. Each indemnitee is entitled to advance of its expenses in accordance with the requirements of the 1940 Act and the rules, regulations and interpretations thereof as in effect from time to time.][17]	Indemnification. Not specifically addressed in the Agreement.

Limitation of Liability of the Manager. The Manager must exercise its best judgment in rendering services under the Agreement, but is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, but the Manager is not protected against any liability to the Fund or the Fund’s shareholders to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.	Limitation of Liability of the Manager. The Manager assumes no responsibility under the Agreement other than to render the services described in the Agreement, in good faith, and is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. For these purposes, the term “Manager” includes its affiliates, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

Activities of Manager. The Manager and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.	Activities of Manager. The Manager and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Whenever the Fund and one or more other investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company, even though in some cases this procedure may adversely affect the size of the position obtainable for the Fund.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager, in accordance with applicable laws and regulations and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

[16]	The bracketed language appears only in the Agreements for Greenwich Street Series Fund—Salomon Brothers Variable Growth & Income Fund.
[17]	This paragraph appears only in the Agreements for the Smith Barney Institutional Cash Management Fund Inc.

Current Management Agreement	New Management Agreement

Duration and Termination and Amendments. The Agreement has an initial two-year term and continues thereafter so long as such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a majority of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to the Agreement, by vote cast in person or by proxy at a meeting called for the purpose of voting on such approval. The Agreement is terminable, without penalty, on 60 days’ written notice, by the Board or by vote of holders of a majority of the Fund’s shares, or upon [90][18] days’ written notice, by the Manager, and also terminates automatically in the event of its assignment.

The Agreement does not specifically address amendment of the Agreement.

Duration, Termination and Amendments. The Agreement has an initial term of two years and continues thereafter, if not terminated, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement. The Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, or at any time upon the mutual written consent of the Manager and the Fund. The Agreement automatically terminates in the event of its assignment by the Manager and is not assignable by the Fund without the consent of the Manager.

Any material amendment of the Agreement must be approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. Not specifically addressed in the Agreement.	Claims Against the Fund. The Manager agrees that it will look only to assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the [Trust/Corporation].

[18]	The Current Agreements of Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value, Travelers Series Fund Inc.—SB Adjustable Rate Income Portfolio, Travelers Series Fund Inc.—Smith Barney Aggressive Growth Portfolio, Travelers Series Fund Inc.—Smith Barney International All Cap Growth Portfolio, Travelers Series Fund Inc.—Smith Barney High Income Portfolio, Travelers Series Fund Inc.—Smith Barney Large Cap Value Portfolio, Travelers Series Fund Inc.—Smith Barney Large Capitalization Growth Portfolio, Travelers Series Fund Inc.—Smith Barney Mid Cap Core Portfolio and Travelers Series Fund Inc.—Smith Barney Money Market Portfolio have a 60 day rather than a 90 day written notice period.

Chart 4

Smith Barney Investment Grade Bond Fund Smith Barney Hansberger Global Value Fund Travelers Series Fund Inc.—Social Awareness Stock Portfolio Smith Barney Aggressive Growth Fund	Smith Barney Multiple Discipline Funds—All Cap and International Fund Smith Barney Real Return Strategy Fund Smith Barney Government Securities Fund

Current Management Agreement	New Management Agreement

Investment Management Services. Subject to the supervision of the Fund’s Board, the Manager is responsible for managing the Fund’s holdings in accordance with the Fund’s investment objectives and policies as stated in the Fund’s governing documents, Prospectus and Statement of Additional Information, making investment decisions for the Fund, placing purchase and sale orders, and employing professional portfolio managers and securities analysts who provide research services to the Fund. In providing those services, the Manager will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.

[19][The Manager will exercise voting rights in respect of portfolio securities and other investments for the Funds and will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.]

Investment Management Services. Subject to the supervision of the Fund’s Board, the Manager is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Manager will determine what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Manager. Subject to applicable provisions of the 1940 Act, the investment program to be provided under the Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Manager is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Manager is required to seek the best overall terms available,[20] giving consideration to factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates

[19]	The bracketed text applies only to Smith Barney Multiple Discipline Funds—All Cap and International Fund, Travelers Series Fund Inc.—Smith Barney Social Awareness Stock Portfolio, and Smith Barney Real Return Strategy Fund.
[20]	The Agreements for Smith Barney Multiple Discipline Funds—All Cap and International Fund, Travelers Series Fund Inc.—Smith Barney Social Awareness Stock Portfolio, and Smith Barney Real Return Strategy Fund specify that, in selecting brokers or dealers, the Manager may engage Citigroup Global Markets Inc. if permitted by applicable law.

Current Management Agreement	New Management Agreement

commission, if any, for the specific transaction and on a continuing or aggregate basis. In selecting brokers or dealers to execute a particular transaction, the Manager is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided to the Fund and/or other accounts over which the Manager or its affiliates exercise investment discretion.

[21][The Manager is not restricted from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and/or other accounts over which the Manager or its affiliates exercise investment discretion.]

exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Fund’s Board, underwriter or distributor or with its or their respective affiliates, to the extent such actions are permitted by the 1940 Act.[22]	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

[23][Use of Subadvisers. The Manager may engage investment subadvisers to provide advisory services for the Fund and may	Use of Subadvisers or Subadministrators. Subject to Board approval, the Manager or the Fund may engage one

[21]	The bracketed text applies only to Smith Barney Multiple Discipline Funds—All Cap and International Fund, Travelers Series Fund Inc.—Smith Barney Social Awareness Stock Portfolio, and Smith Barney Real Return Strategy Fund.
[22]	The Agreements for Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, Smith Barney Small Cap Growth Opportunities Portfolio and Citi Institutional Cash Reserves do not specifically address transactions with the “respective affiliates.”
[23]	The bracketed text applies only to Smith Barney Multiple Discipline Funds—All Cap and International Fund, Travelers Series Fund Inc.—Smith Barney Social Awareness Stock Portfolio, and Smith Barney Real Return Strategy Fund.

Current Management Agreement	New Management Agreement

delegate investment responsibilities to the investment subadvisers, but will be responsible for monitoring and evaluating the services provided by any investment subadvisers. In the event that an investment subadviser’s engagement is terminated, the Manager will be responsible for furnishing the Fund with the services required to be performed by the investment subadviser or for arranging for a successor investment subadviser to provide those services on terms and conditions acceptable to the Fund and its Board and subject to the requirements of the 1940 Act.]	or more investment subadvisers or subadministrators, as long as (i) the Manager supervises the activities of each subadviser or subadministrator, (ii) the contracts entered into by the Manager with any such investment subadviser or subadministrator impose on them all of the conditions to which the Manager is subject under the Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

[24][Fund Administration Services. The Manager will also assist in supervising all aspects of the Fund’s operations, supply the Fund with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services (including the calculation of (i) the net asset value of shares of the Fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies), and prepare reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.]

Fund Administration Services. Subject to the direction and control of the Fund’s Board, the Manager is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Manager is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Manager is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Manager does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of any Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. The Manager will bear all expenses in connection with the performance of its services to the Fund.[25] The Fund will bear certain other expenses to be incurred in its operation, including investment advisory and administration fees; fees	Expenses. The Manager, at its expense, is responsible for supplying the Board and officers of the [Trust/Corporation] with all information and reports reasonably required by them and reasonably available to the Manager. The

[24]	The bracketed text applies only to Smith Barney Hansberger Global Value Fund, Smith Barney Multiple Discipline Funds—All Cap and International Fund and Smith Barney Real Return Strategy Fund.
[25]	The Agreements of Smith Barney Multiple Discipline Funds—All Cap and International Fund, Travelers Series Fund Inc.—Smith Barney Social Awareness Stock Portfolio, and Smith Barney Real Return Strategy Fund also state that the Manager will pay the fees of any investment subadviser.

Current Management Agreement	New Management Agreement
for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Company’s legal existence and shareholder relations.[26,27]	Manager will also bear all expenses in connection with its responsibilities under the Agreement, and will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Except for the expenses described above, the Manager will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers.

[26]	The Agreements for Smith Barney Hansberger Global Value Fund, Smith Barney Multiple Discipline Funds—All Cap and International Fund, Travelers Series Fund Inc.—Smith Barney Social Awareness Stock Portfolio, and Smith Barney Real Return Strategy Fund also specifically list charges of custodians and transfer and dividend disbursing agents, fees for necessary professional services, such as the Fund’s and Board member’s share of insurance premiums, professional associations’ dues and/or assessments; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; outside auditing and legal expenses and costs associated with maintaining the Fund’s legal existence; costs of shareholder reports and meetings of the officers or Board; fees of the members of the Board who are not officers, directors or employees of the Manager or its affiliates. These Agreements also state that the Fund will pay all service and distribution fees pursuant to a plan adopted under Rule 12b-1 of the 1940 Act.
[27]	The Agreements for Smith Barney Multiple Discipline Funds—All Cap and International Fund, Travelers Series Fund Inc.—Smith Barney Social Awareness Stock Portfolio, and Smith Barney Real Return Strategy Fund also state that the Fund will be responsible for nonrecurring expenses that may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Board members with respect to such litigation and other expenses as the Board may determine.

Current Management Agreement	New Management Agreement
No member of the Board, officer or employee of the [Trust/Corporation] or Fund is to receive from the [Trust/Corporation] or Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This restriction does not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

[Reimbursement to the Fund. To the extent required by state law, the Manager is required to reimburse the Fund in the amount that the Fund’s aggregate expenses exceed the expense limitations of any state having jurisdiction over the Fund. The expense reimbursement obligation is limited to the amount of fees the Manager is paid under the agreement.][28]	Reimbursement to the Fund. Not addressed in Agreement because no longer relevant under applicable state and federal laws.

Fees. For the services rendered by the Manager, the Fund will pay the Manager a management fee computed daily and paid monthly at an annual rate equal to a percentage (the contractual fee for each Fund is listed in Appendix F) of the Fund’s average daily net assets. If the Manager is terminated prior to the end of a month, the compensation to the Manager is to be accordingly adjusted and prorated.	Fees. For the services performed and the facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee, computed daily at an annual rate of (the contractual fee for each Fund is listed in Appendix F), except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser, the annual fee is reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Manager. The Manager must exercise its best judgment in rendering services to the Fund and will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except by reason of willful misfeasance, bad faith or gross negligence by the Manager in the performance of its duties or by reason of its reckless disregard of its obligations and duties.	Limitation of Liability of the Manager. The Manager assumes no responsibility under the Agreement other than to render the services described in the Agreement, in good faith, and is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. For these purposes, the term “Manager” includes its affiliates, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

Activities of Manager. The Manager acts as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies. The Manager and its personnel are free to continue doing so in the future.	Activities of Manager. The Manager and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

[28]	The bracketed text applies only to Smith Barney Hansberger Global Value Fund, Smith Barney Multiple Discipline Funds—All Cap and International Fund, Travelers Series Fund Inc.—Smith Barney Social Awareness Stock Portfolio, and Smith Barney Real Return Strategy Fund.

Current Management Agreement	New Management Agreement
Allocation of Investment Opportunities. Whenever the Fund and one or more other investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company, even though, in some cases, this procedure may adversely affect the size of the position obtainable for the Fund.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager, in accordance with applicable laws and regulations and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments. The Agreement has an initial two-year term and, thereafter, continues for successive one-year periods, so long as such continuance is approved at least annually by (a) the Board or (b) a “majority of the outstanding voting securities” of the Fund, so long as in either case the continuance is also approved by a majority of the Board members who are not “interested persons” by vote cast in person at a meeting called for the purpose of voting on such approval.

The Agreement is terminable, without penalty, on 60 days’ written notice by the Board or by vote of holders of a majority of the Fund’s shares, or upon 90[29] days’ written notice, by the Manager. The Agreement will also terminate automatically in the event of its assignment.

The Agreement does not address amendment of the Agreement.

Duration, Termination and Amendments. The Agreement has an initial term of two years and continues thereafter, if not terminated, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement. The Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, or at any time upon the mutual written consent of the Manager and the Fund. The Agreement automatically terminates in the event of its assignment by the Manager and is not assignable by the Fund without the consent of the Manager.

Any material amendment of the Agreement must be approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. Not specifically addressed in this Agreement.	Claims Against the Fund. The Manager agrees that it will look only to assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the [Trust/Corporation].

[29]	For Smith Barney Multiple Discipline Funds—All Cap and International Fund, Travelers Series Fund Inc.—Smith Barney Social Awareness Stock Portfolio, and Smith Barney Real Return Strategy Fund, the Manager may terminate upon 60 days’ written notice.

Chart 5

Smith Barney Small Cap Core Fund, Inc.

High Income Opportunity Fund, Inc.

Intermediate Muni Fund, Inc.

Smith Barney Allocation Series Inc.—Balanced Portfolio

Smith Barney Allocation Series Inc.—Conservative Portfolio

Smith Barney Allocation Series Inc.—Growth Portfolio

Smith Barney Allocation Series Inc.—High Growth Portfolio

Smith Barney Allocation Series Inc.—Income Portfolio

Smith Barney Allocation Series Inc.—Select Balanced Portfolio

Smith Barney Allocation Series Inc.—Select Growth Portfolio

Smith Barney Allocation Series Inc.—Select High Growth Portfolio

Current Management Agreement	New Management Agreement

Investment Management Services. Subject to the supervision of the Fund’s Board, the Manager is responsible for managing the investment of the Fund assets and providing investment research advice and supervision of the Fund’s portfolio in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s Registration Statement under the 1940 Act.

The Manager is to perform its duties and obligations to the Fund in conformity with the Fund’s Prospectus, the requirements of the 1940 Act and all other applicable Federal and state laws and regulations, and the instruction and directions of the Board.

The Manager will determine the investments or securities that will be purchased, retained, sold or loaned by the Fund, and the portion of the assets that will be invested in securities or otherwise.

The following applies only to the Smith Barney Allocation Series Inc. portfolios, which are asset allocation funds: The Manager will determine the percentage of the Fund’s assets invested from time to time in (i) each underlying funds selected by the Board in accordance with the Fund’s investment objective and policies and (ii) repurchase agreements. The Manager will base its allocation determination on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the underlying funds. The allocation among the underlying funds will be made within investment ranges established by the Board. The Manager will also make recommendations to the Board concerning changes to (i) the underlying funds in which the Fund may invest, (ii) the percentage range of assets that may be invested by the Fund in any one underlying fund, and (iii) the percentage range of assets of the Fund that may be invested in equity funds and fixed income funds (including money market funds).

Investment Management Services. Subject to the supervision of the Fund’s Board, the Manager is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Manager will determine what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Manager. Subject to applicable provisions of the 1940 Act, the investment program to be provided under the Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Manager is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

[30][Brokerage Transactions. In determining the securities to be purchased or sold by the Fund, the Manager will place orders with respect to portfolio securities either directly with the issuer or with or through brokers or dealers. As it may be desirable for the Fund that the Manager have access to	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the

[30]	The bracketed text does not apply to the Smith Barney Allocation Series Inc. portfolios.

Current Management Agreement	New Management Agreement
supplemental investment and market research and security and economic analysis provided by broker and dealers who may effect portfolio transactions for the Fund,[31] the Manager is authorized to place orders for the purchase and sale of securities for the Fund with such brokers and dealers, subject to review by the Fund’s Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers and dealers may be useful to the Manager or its affiliates in connection with their services to other clients.]	Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. Not specifically addressed in this Agreement.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

Use of Subadvisers. Not specifically addressed in this Agreement.	Use of Subadvisers [or Subadministrators].[32] Subject to Board approval, the Manager or the Fund may engage one or more investment subadvisers or subadministrators, as long as (i) the Manager supervises the activities of each subadviser or subadministrator, (ii) the contracts entered into by the Manager with any such investment subadviser

[31]	The agreement for Smith Barney Small Cap Core Fund, Inc. states that these services may be provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking best price and best execution.
[32]	Bracketed text is not applicable for Smith Barney S&P 500 Index Fund, for which fund administration services are provided under a separate agreement.

Current Management Agreement	New Management Agreement
or subadministrator impose on them all of the conditions to which the Manager is subject under the Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administration Services. The Manager is responsible for maintaining all books and records with respect to the Fund’s portfolio transactions other books and records required to be maintained by the Manager in accordance with the 1940 Act. The Manager is required to surrender promptly to the Fund any of such records upon the Fund’s request.

[33][The Manager will be responsible for (a) maintaining office facilities for the Fund, (b) furnishing the Fund with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund, (c) preparing shareholder reports, and (d) preparing tax returns, reports to and filings with the SEC and state Blue Sky authorities.]

[Fund Administration Services. Subject to the direction and control of the Fund’s Board, the Manager is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Manager is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Manager is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Manager does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of any Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.][34]

Expenses. The Manager will bear all of its expenses of its employees and overhead in connection with its duties to the Fund. It will also pay all directors’ fees and salaries of the Fund’s directors and officers who are “affiliated persons” of the Manager.

[Except for the expenses specifically assumed by the Manager, the Fund will pay all of its expenses, including: fees of the directors not affiliated with the Manager and board meeting expenses; fees of the Manager; interest charges;

Expenses. The Manager, at its expense, is responsible for supplying the Board and officers of the [Trust/Corporation] with all information and reports reasonably required by them and reasonably available to the Manager. The Manager will also bear all expenses in connection with its responsibilities under the Agreement, and will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Except for the expenses described above, the Manager will not be responsible for the Fund’s

[33]	The bracketed text applies only to the Smith Barney Allocation Series Inc. portfolios.
[34]	Bracketed text is not applicable for Smith Barney Small Cap Core Fund, Inc., for which fund administration services are provided under a separate agreement. The Manager does, however, agree that books and records it maintains for the Fund will be maintained in accordance with applicable requirements and that it will surrender promptly to the Fund any of such records upon the Fund’s request.

Current Management Agreement	New Management Agreement

taxes; charges and expenses of the Fund’s legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities, fees and expenses of the Fund’s custodians for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund’s shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance premiums; expenses of stockholders’ meetings; SEC and state blue sky registration fees; NYSE listing fees; fees payable to the National Association of Securities Dealers, Inc. in connection with the offering of the Fund’s shares;[35] and its other business and operating expenses.]

In lieu of the bracketed description above, in the Agreement for Smith Barney Allocation Series Inc.—Select High Growth Portfolio, Smith Barney Allocation Series Inc.—Select Growth Portfolio and Smith Barney Allocation Series Inc.—Select Balanced Portfolio, the Manager will bear all expenses incurred in the operation of the Fund other than the management agreement, fees payable under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses (such as costs of litigations to which the Fund is a party and costs of indemnifying officers and members of the Fund’s Board), which are to be borne by the Fund. Expenses to be borne by the Manager include taxes; interest; brokerage fees and commissions; fees of members of the Fund’s Board; salaries of officers and employees who are employed by both the Manager and the Fund; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer agent, registrar and dividend disbursing agent’s fees, certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of the prospectus and statement of additional information relating to the Fund; cost of printing and mailing stock certificates, shareholders’ reports, notices, proxy statements and reports to governmental offices; expenses of membership in investment company associations; and expenses of fidelity bonding and other insurance premiums.

expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers.

No member of the Board, officer or employee of the [Trust/Corporation] or Fund is to receive from the [Trust/Corporation] or Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This restriction does not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

[35]	The agreement for Small Cap Core Fund, Inc. also lists the printing of the Fund’s registration statements and prospectuses.

Current Management Agreement	New Management Agreement
Fees. For the services provided and the expenses assumed by the Manager, the Fund will pay to the Manager a monthly fee equal to a percentage (the contractual fee for each Fund is listed in Appendix F) per annum of the Fund’s average daily net assets during the month.	Fees. For the services performed and the facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee, computed daily at an annual rate of (the contractual fee for each Fund is listed in Appendix F), except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser, the annual fee is reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Manager. The Manager must exercise its best judgment in the performance of its duties to the Fund and is not liable for any error of judgment or for any loss suffered by the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (with liability for damages being limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties.	Limitation of Liability of the Manager. The Manager assumes no responsibility under the Agreement other than to render the services described in the Agreement, in good faith, and is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. For these purposes, the term “Manager” includes its affiliates, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

Activities of Manager. The investment management services provided by the Manager are not exclusive to the Fund. The Manager and its personnel are free to engage in any other business or render services of any kind to any other corporation, firm, individual or association.	Activities of Manager. The Manager and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Not specifically addressed in this Agreement.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager, in accordance with applicable laws and regulations and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments. The Agreement has an initial two-year term and, thereafter, continues for successive one-year periods, so long as each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

The Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund’s Board of Directors or the vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on 60 days’ written notice by either party to the

Duration, Termination and Amendments. The Agreement has an initial term of two years and continues thereafter, if not terminated, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement. The Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in

Current Management Agreement	New Management Agreement
other. The Agreement will also terminate automatically in the event of its assignment. The Agreement does not address amendment of the Agreement.

each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, or at any time upon the mutual written consent of the Manager and the Fund. The Agreement automatically terminates in the event of its assignment by the Manager and is not assignable by the Fund without the consent of the Manager.

Any material amendment of the Agreement must be approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. Not specifically addressed in this Agreement.	Claims Against the Fund. The Manager agrees that it will look only to assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the [Trust/Corporation].

Chart 6

Smith Barney Municipal Money Market Fund Inc.

Smith Barney Money Funds—Cash Portfolio

Smith Barney Money Funds—Government Portfolio

Smith Barney California Money Market Portfolio

Smith Barney Florida Portfolio

Smith Barney Georgia Portfolio

Smith Barney Limited Term Portfolio

Smith Barney National Portfolio

Smith Barney Massachusetts Money Market Portfolio

Smith Barney New York Money Market Portfolio

Smith Barney New York Portfolio

Smith Barney Pennsylvania Portfolio

Current Management Agreement	New Management Agreement
Investment Management Services. The Manager is responsible for providing the Fund advice and assistance with respect to the selection, acquisition, holding and the disposal of securities; and advice and recommendations with respect to other aspects of the business and affairs of the Fund. Additionally, the Manager administers the business and affairs of the Fund. The Fund’s investment policies, the administration of its business and affairs and all other acts of the Fund are subject to the approval and direction of the Fund’s Board.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Manager is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Manager will determine what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Manager. Subject to applicable provisions of the 1940 Act, the investment program to be provided under the Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Manager is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. Not specifically addressed in this Agreement.	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers maybe selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged

Current Management Agreement	New Management Agreement
for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. Not specifically addressed in this Agreement.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

Use of Subadvisers. The Agreement states that all services to be furnished by the Manager may be furnished by affiliates of the Manager.	Use of Subadvisers or Subadministrators. Subject to Board approval, the Manager or the Fund may engage one or more investment subadvisers or subadministrators, as long as (i) the Manager supervises the activities of each subadviser or subadministrator, (ii) the contracts entered into by the Manager with any such investment subadviser or subadministrator impose on them all of the conditions to which the Manager is subject under the Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administration Services. The Manager is responsible for furnishing the Fund with office space and equipment and with bookkeeping, accounting and administrative services and for providing the Fund’s Board with statistical information reasonably requested by them.	Fund Administration Services. Subject to the direction and control of the Fund’s Board, the Manager is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance

Current Management Agreement	New Management Agreement

and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Manager is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Manager is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Manager does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of any Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. The Manager will bear all expenses relating to its provision of investment advisory and fund administration services, and the Fund will pay all of its other expenses. Expenses payable by the Fund include interest, taxes, fees and commissions, expenses of issue, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing of the Fund’s registration statements and prospectuses), insurance expense, association membership dues, all charges of custodians (including sums as custodian and sums for keeping books, performing portfolio valuations and for rendering other services to the Fund), transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, out-of-pocket expenses of directors and fees of directors who are not “interested persons” as defined in the 1940 Act and all other costs incident to the Fund’s corporate existence.[36]	Expenses. The Manager, at its expense, is responsible for supplying the Board and officers of the [Trust/Corporation] with all information and reports reasonably required by them and reasonably available to the Manager. The Manager will also bear all expenses in connection with its responsibilities under the Agreement, and will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Except for the expenses described above, the Manager will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under

[36]	The Agreement for Smith Barney New York Money Market Portfolio also specifically identifies litigation and indemnification expenses and other extraordinary expenses.

Current Management Agreement	New Management Agreement
applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers.

No member of the Board, officer or employee of the [Trust/Corporation] or Fund is to receive from the [Trust/Corporation] or Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This restriction does not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Fees. As compensation to the Manager, the Fund will pay the Manager a daily management fee at the annual rate of a percentage (the contractual fee for each Fund is listed in Appendix F) of the Fund’s average daily net assets.

The Manager agrees to reduce its fee to the extent that the aggregate expenses of the Fund (exclusive of taxes, brokerage, interest, and extraordinary expense, such as litigation and indemnification expense) exceed a specified voluntary expense limitation, until the voluntary expense limitation is terminated by notice to shareholders and the Fund’s prospectus is supplemented accordingly.

Fees. For the services performed and the facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee, computed daily at an annual rate of (the contractual fee for each Fund is listed in Appendix F), except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser, the annual fee is reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Manager. The Manager has no responsibility under the Agreement other than to render its services in good faith. The Manager will not be responsible for any action of the Fund in following or declining to follow any advice or recommendation of the Manager. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Manager’s obligations or duties, the Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services to the Fund or for any losses that may be sustained in the purchase, holding or sale of any security.	Limitation of Liability of the Manager. The Manager assumes no responsibility under the Agreement other than to render the services described in the Agreement, in good faith, and is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. For these purposes, the term “Manager” includes its affiliates, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

Current Management Agreement	New Management Agreement
Activities of Manager. The services provided by the Manager to the Fund are not exclusive, and the Manager is free to render services to others and to engage in other activities.	Activities of Manager. The Manager and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Not specifically addressed in this Agreement.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager, in accordance with applicable laws and regulations and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments. The Agreement has an initial two-year term and, thereafter, must be submitted each year for approval by a majority of the members of the Fund’s Board who are not “interested persons.” In addition the agreement will continue in effect only so long as specifically approved annually by the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time, without the payment of any penalty, (a) by the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund and (b) by the Manager, in each case on 60 days’ written notice. The Agreement will also terminate automatically in the event of its assignment.

The Agreement does not address amendment of the Agreement.

Duration, Termination and Amendments. The Agreement has an initial term of two years and continues thereafter, if not terminated, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement. The Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, or at any time upon the mutual written consent of the Manager and the Fund. The Agreement automatically terminates in the event of its assignment by the Manager and is not assignable by the Fund without the consent of the Manager.

Any material amendment of the Agreement must be approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. The Agreement does not specifically address claims by the Manager against the Fund.	Claims Against the Fund. The Manager agrees that it will look only to assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the [Trust/Corporation].

Chart 7

Smith Barney Large Cap Value Fund Smith Barney U.S. Government Securities Fund Smith Barney Short-Term Investment Grade Bond Fund	Smith Barney Inflation Management Fund Smith Barney International All Cap Growth Portfolio

Current Management Agreement	New Management Agreement

Investment Management Services. [The Manager is responsible for managing the investment operations of the Fund and the composition of the Fund’s investments, including the purchase, retention and disposition of investments, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information.]

For Smith Barney Inflation Management Fund and Smith Barney All Cap Growth Portfolio only: In lieu of the bracketed description above, the Agreements provide that the Manager is responsible for furnishing the Fund with advice and recommendations with respect to the acquisition, by purchase, exchange, subscription or otherwise, of securities, and advice and recommendations with respect to other aspects of the business and affairs of the Fund.

For Smith Barney Large Cap Value Fund, Smith Barney U.S. Government Securities Fund, and Smith Barney Short-Term Investment Grade Bond Fund only: The Agreement also refers to a subadvisory agreement, which is no longer in effect, pursuant to which an unaffiliated subadviser would provide investment advice to the Fund, during which time, the Manager would not be responsible for providing those services.

Smith Barney Inflation Management Fund and Smith Barney International All Cap Growth Portfolio only: All services to be provided by the Manager to the Fund may be furnished through the medium of any directors, officers or employees of the Manager.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Manager is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Manager will determine what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Manager. Subject to applicable provisions of the 1940 Act, the investment program to be provided under the Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Manager is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. Subject to the review and oversight of the Fund’s Board, the Manager will purchase securities for the Fund from or through, and will sell such securities to or through, such persons, brokers, or dealers, including, if permitted by applicable law, an affiliate of the Manager, as it shall deem appropriate. The Manager may give consideration to research, statistical and other services furnished by brokers and dealers to the Manager or to an affiliate of the Manager for their use.	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may

Current Management Agreement	New Management Agreement
be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. Not specifically addressed in this Agreement.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

Use of Subadvisers. Not specifically addressed in this Agreement.	Use of Subadvisers or Subadministrators. Subject to Board approval, the Manager or the Fund may engage one or more investment subadvisers or subadministrators, as long as (i) the Manager supervises the activities of each subadviser or subadministrator, (ii) the contracts entered into by the Manager with any such investment subadviser or subadministrator impose on them all of the conditions to which the Manager is subject under the Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administration Services. Subject to the Fund’s Board, the Manager is responsible for administering the Fund’s business affairs and is to furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services.	Fund Administration Services. Subject to the direction and control of the Fund’s Board, the Manager is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as
(i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and

Current Management Agreement	New Management Agreement

other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Manager is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Manager is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Manager does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of any Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. Not specifically addressed in this Agreement.	Expenses. The Manager, at its expense, is responsible for supplying the Board and officers of the [Trust/Corporation] with all information and reports reasonably required by them and reasonably available to the Manager. The Manager will also bear all expenses in connection with its responsibilities under the Agreement, and will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Except for the expenses described above, the Manager will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund;

Current Management Agreement	New Management Agreement

Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers.

No member of the Board, officer or employee of the [Trust/Corporation] or Fund is to receive from the [Trust/Corporation] or Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This restriction does not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Reimbursement to the Fund. To the extent required by state law, the Manager is required to reimburse the Fund in the amount that the Fund’s aggregate expenses exceed the expense limitations of any state having jurisdiction over the Fund. The expense reimbursement obligation is limited to the amount of fees the Manager is paid under the Agreement.	Reimbursement to the Fund. Not addressed in agreement because no longer relevant under applicable state and federal laws.

Fees. For the services performed and the facilities furnished by the Manager, including the services of any consultants retained by the Manager, the Fund will pay the Manager a monthly fee equal to a percentage (the contractual fee for each Fund is listed in Appendix F) of the Fund’s average daily net assets. If the Agreement is terminated prior to the last day of a month, the fee will be prorated.	Fees. For the services performed and the facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee, computed daily at an annual rate of (the contractual fee for each Fund is listed in Appendix F), except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser, the annual fee is reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Manager. The Manager assumes no responsibility other than to render services to the Fund in good faith.	Limitation of Liability of the Manager. The Manager assumes no responsibility under the Agreement other than to render the services described in the Agreement, in good faith, and is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. For these purposes, the term “Manager” includes its affiliates, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

Current Management Agreement	New Management Agreement
Activities of Manager. The investment management services provided by the Manager are not exclusive to the Fund. The Manager and its personnel are free to engage in any other business or render services of any kind to any other corporation, firm, individual or association.	Activities of Manager. The Manager and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Not specifically addressed in this Agreement.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager, in accordance with applicable laws and regulations and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments. The Agreement has an initial two-year term and, thereafter, continues for successive one-year periods, so long as each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

The Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on 60 days’ written notice by either party to the other. The Agreement will also terminate automatically in the event of its assignment.

The Agreement does not address amendment of the Agreement.

Duration, Termination and Amendments. The Agreement has an initial term of two years and continues thereafter, if not terminated, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement. The Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, or at any time upon the mutual written consent of the Manager and the Fund. The Agreement automatically terminates in the event of its assignment by the Manager and is not assignable by the Fund without the consent of the Manager.

Any material amendment of the Agreement must be approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. Not specifically addressed in this Agreement.	Claims Against the Fund. The Manager agrees that it will look only to assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the [Trust/Corporation].

Appendix E

FORM OF NEW

[MANAGEMENT/ADVISORY] AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this      day of                     , 2005, by and between [NAME OF TRUST/CORPORATION], a [Massachusetts business trust (the “Trust”)/Maryland corporation (the “Corporation”)] and [NAME OF ADVISER], a [Delaware/Connecticut] [corporation/limited liability company] (the “Manager”).

WHEREAS, the [Trust/Corporation] is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory [, management and administrative]1 services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the [Trust/Corporation] wishes to retain the Manager to provide investment advisory [, management, and administrative]1 services to the [Trust/Corporation] [with respect to the series of the [Trust/Corporation] designated in Schedule A annexed hereto] (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The [Trust/Corporation] hereby appoints the Manager to act as investment adviser [and administrator]1 of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the [Trust/Corporation]’s Board of [Trustees/Directors] (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the [Trust/Corporation’s Declaration of Trust/Articles of Incorporation], and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the [Trust/Corporation] to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage

[1]	Bracketed text is omitted from the New Advisory Agreements for the TIMCO Funds.

and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) [Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.] 1

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

4. Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers [or subadministrators]1, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers [or subadministrators]1 any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser [or subadministrator]1 and further provided that such contracts impose on any investment subadviser [or subadministrator]1 bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. (a) The Manager, at its expense, shall supply the Board and officers of the [Trust/Corporation] with all information and reports reasonably required by them and reasonably available to the Manager [and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations]1. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records

[1]	Bracketed text is omitted from the New Advisory Agreements for the TIMCO Funds.

upon the Fund’s request. The Manager further agrees to arrange for the preservation of [the]1 records [required to be maintained]2 by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the [Trust/Corporation] or Fund shall receive from the [Trust/Corporation] or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager

[1]	Bracketed text is omitted from the New Advisory Agreements for the TIMCO Funds and is replaced with the words “any such.”
[2]	Bracketed text is omitted from the New Advisory Agreements for the TIMCO Funds.

performing services for the [Trust/Corporation] or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the [Trust/Corporation] or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the [Trust’s/Corporation]’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the [Trust/Corporation]. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the [Trust/Corporation] without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the [Trust/Corporation]. [For Massachusetts business trusts only] The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

ATTEST:	[NAME OF TRUST/CORPORATION]

By:	By:

ATTEST:	[NAME OF MANAGER]

By:	By:

Appendix F

Management and Subadvisory Agreements

Dates, Approvals and Fees

Management Agreements

Fund	Date of Current Management Agreement[1]	Date Last Approved by Directors/ Trustees[2]	Current Management Fee (as a percentage of average daily net assets) (%)[3,4]	Current Administration Fee (as a percentage of average daily net assets) (%)[3,4]	New Management Fee (as a percentage of average daily net assets) (%)[3,4]
Smith Barney Allocation Series Inc.—Balanced Portfolio	July 6, 2001	June 7, 2005	0.20	None	0.20
Smith Barney Allocation Series Inc.—Conservative Portfolio	July 6, 2001	June 7, 2005	0.20	None	0.20
Smith Barney Allocation Series Inc.—Growth Portfolio	July 6, 2001	June 7, 2005	0.20	None	0.20
Smith Barney Allocation Series Inc.—High Growth Portfolio	July 6, 2001	June 7, 2005	0.20	None	0.20
Smith Barney Allocation Series Inc.—Income Portfolio	July 6, 2001	June 7, 2005	0.20	None	0.20
Smith Barney Allocation Series Inc.—Select Balanced Portfolio	June 30, 2005	June 7, 2005	0.35	None	0.35
Smith Barney Allocation Series Inc.—Select Growth Portfolio	June 30, 2005	June 7, 2005	0.35	None	0.35
Smith Barney Allocation Series Inc.—Select High Growth Portfolio	June 30, 2005	June 7, 2005	0.35	None	0.35
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value	September 23, 2002	June 7, 2005	0.75	None	0.75
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value	September 23, 2002	June 7, 2005	0.75	None	0.75
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value	September 23, 2002	June 7, 2005	0.75	None	0.75
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value	September 23, 2002	June 7, 2005	0.75	None	0.75
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio[5]	June 11, 1995	July 13, 2005	0.25	None	0.25
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio[6]	June 11, 1995	July 13, 2005	0.25	None	0.25
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio[7]	June 11, 1995	July 13, 2005	0.25	None	0.25
Smith Barney Aggressive Growth Fund Inc.[8]	July 30, 1993	July 14, 2005	0.60	0.15	0.75
Smith Barney Investment Grade Bond Fund[9]	July 30, 1993	July 14, 2005	0.45	0.20	0.65
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund[10]	July 16, 2004	July 14, 2005	0.75	None	0.75
Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund[11]	April 28, 1999	July 14, 2005	0.75	None	0.75
Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund[12]	April 13, 2000	July 14, 2005	0.75	None	0.75
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	April 13, 2000	July 14, 2005	0.75	None	0.75
Smith Barney Multiple Discipline Funds—All Cap and International Fund[13]	April 1, 2005	July 14, 2005	0.75	None	0.75
Smith Barney Real Return Strategy Fund	November 8, 2004	July 14, 2005	0.65	None	0.65
Smith Barney Small Cap Growth Fund	October 11, 1999	July 14, 2005	0.75	None	0.75
Smith Barney Small Cap Value Fund	December 28, 1998	July 14, 2005	0.75	None	0.75
Smith Barney Hansberger Global Value Fund[14]	October 23, 1997	July 14, 2005	0.85	None	0.85

Fund	Date of Current Management Agreement[1]	Date Last Approved by Directors/ Trustees[2]	Current Management Fee (as a percentage of average daily net assets) (%)[3,4]	Current Administration Fee (as a percentage of average daily net assets) (%)	New Management Fee (as a percentage of average daily net assets) (%)
Smith Barney Government Securities Fund[15]	July 30, 1993	July 13, 2005	0.35	0.20	0.55
Smith Barney Social Awareness Fund	May 22, 1993	June 23-24, 2005	0.55	0.10	0.65
Smith Barney California Money Market Portfolio[16]	September 16, 1994	June 23-24, 2005	0.45	None	0.45
Smith Barney Florida Portfolio	April 2, 1991**	June 23-24, 2005	0.50	None	0.50
Smith Barney Georgia Portfolio	April 4, 1994**	June 23-24, 2005	0.45	None	0.45
Smith Barney Limited Term Portfolio	November 28, 1998**	June 23-24, 2005	0.50	None	0.50
Smith Barney National Portfolio	August 20, 1986**	June 23-24, 2005	0.45	None	0.45
Smith Barney Massachusetts Money Market Portfolio[17]	September 13, 1999**	June 23-24, 2005	0.45	None	0.45
Smith Barney New York Money Market Portfolio[18]	September 16, 1994	June 23-24, 2005	0.45	None	0.45
Smith Barney New York Portfolio	January 16, 1987**	June 23-24, 2005	0.50	None	0.50
Smith Barney Pennsylvania Portfolio	April 4, 1994**	June 23-24, 2005	0.45	None	0.45
Intermediate Muni Fund Inc.	February 27, 1992	June 23-24, 2005	0.55	None	0.55
Smith Barney Municipal Money Market Fund Inc.[19]	September 16, 1994	June 23-24, 2005	0.45	None	0.45
High Income Opportunity Fund Inc.	October 21, 1993	June 23-24, 2005	0.80	None	0.80
Smith Barney Large Cap Value Fund[20]	February 26, 1972**	June 23-24, 2005	0.60	None	0.60
Smith Barney U.S. Government Securities Fund[21]	October 9, 1984**	June 23-24, 2005	0.50	None	0.50
Smith Barney Short-Term Investment Grade Bond Fund	November 11, 1991**	June 23-24, 2005	0.45	None	0.45
SB Capital and Income Fund[22]	March 21, 1994	June 23-24, 2005	0.55	0.20	0.75
SB Convertible Fund	March 21, 1994	June 23-24, 2005	0.50	0.20	0.70
Smith Barney Dividend and Income Fund	March 21, 1994	June 23-24, 2005	0.45	0.20	0.65
Smith Barney Diversified Strategic Income Fund[23]	March 21, 1994	June 23-24, 2005	0.45	0.20	0.65
Smith Barney Exchange Reserve Fund[24]	March 21, 1994	June 23-24, 2005	0.30	0.15	0.45
Smith Barney High Income Fund	March 21, 1994	June 23-24, 2005	0.50	0.10	0.60
Smith Barney Municipal High Income Fund	March 21, 1994	June 23-24, 2005	0.40	0.20	0.60
Smith Barney Total Return Bond Fund[25]	November 10, 1997	June 23-24, 2005	0.65	None	0.65
Smith Barney Small Cap Core Fund, Inc.	June 23, 1997	June 23-24, 2005	0.65	0.10	0.75	*
Smith Barney Money Funds—Cash Portfolio[26]	January 31, 1991**	June 23-24, 2005	0.45	None	0.45
Smith Barney Money Funds—Government Portfolio[27]	January 31, 1991**	June 23-24, 2005	0.45	None	0.45
Smith Barney Fundamental Value Fund Inc.[28]	March 25, 1997	June 20-21, 2005	0.55	0.20	0.75
Greenwich Street Series—Appreciation Portfolio[29]	July 30, 1993	July 12, 2005	0.55	0.20	0.75
Greenwich Street Series—Capital and Income Portfolio	April 30, 2005	July 12, 2005	0.75	None	0.75
Greenwich Street Series—Diversified Strategic Income Portfolio[30]	March 21, 1994	July 12, 2005	0.45	0.20	0.65
Greenwich Street Series—Salomon Brothers Variable Growth & Income Fund[31]	July 30, 1993	July 12, 2005	0.45	0.20	0.65
Greenwich Street Series—Equity Index Portfolio	June 24, 2002	July 12, 2005	0.25	0.06	0.31	*
Greenwich Street Series—Salomon Brothers Variable Aggressive Growth Fund[32]	June 16, 2000	July 12, 2005	0.60	0.15	0.75
Greenwich Street Series—Intermediate High Grade Portfolio	July 30, 1993	July 12, 2005	0.40	0.20	0.60
Greenwich Street Series—Fundamental Value Portfolio[33]	November 23, 1993	July 12, 2005	0.55	0.20	0.75
Smith Barney Managed Municipals Fund Inc.[34]	July 30, 1993	July 12, 2005	0.35	0.20	0.55
Smith Barney California Municipals Fund Inc.[35]	July 30, 1993	July 12, 2005	0.30	0.20	0.50
Smith Barney New Jersey Municipals Fund Inc.[36]	July 30, 1993	July 12, 2005	0.30	0.20	0.50
Smith Barney Oregon Municipals Fund[37]	May 23, 1994	July 12, 2005	0.30	0.20	0.50
Smith Barney Arizona Municipals Fund Inc.[38]	July 30, 1993	July 12, 2005	0.30	0.20	0.50
Smith Barney Core Plus Bond Fund Inc.[39]	July 30, 1993	July 12, 2005	0.45	0.20	0.65

Fund	Date of Current Management Agreement[1]	Date Last Approved by Directors/ Trustees[2]	Current Management Fee (as a percentage of average daily net assets) (%)[3,4]	Current Administration Fee (as a percentage of average daily net assets) (%)	New Management Fee (as a percentage of average daily net assets) (%)
Smith Barney Financial Services Fund	February 14, 2000	July 12, 2005	0.80	None	0.80
Smith Barney Health Sciences Fund	February 14, 2000	July 12, 2005	0.80	None	0.80
Smith Barney Technology Fund	February 14, 2000	July 12, 2005	0.85	None	0.85
Smith Barney Massachusetts Municipals Fund[40]	July 30, 1993	July 12, 2005	0.30	0.20	0.50
Smith Barney Classic Values Fund[41]	February 10, 2003	July 12, 2005	1.00	None	1.00
Smith Barney Intermediate Maturity California Municipals Fund	July 30, 1993	July 12, 2005	0.30	0.20	0.50
Smith Barney Intermediate Maturity New York Municipals Fund	July 30, 1993	July 12, 2005	0.30	0.20	0.50
Smith Barney Large Capitalization Growth Fund[42]	April 16, 1997	July 12, 2005	0.75	None	0.75
Smith Barney S&P 500 Index Fund	December 11, 1997	July 12, 2005	0.15	0.10	0.25	*
Smith Barney Mid Cap Core Fund	April 15, 1998	July 12, 2005	0.75	None	0.75
Smith Barney Appreciation Fund Inc.[43]	July 30, 1993	July 12, 2005	0.55	0.20	0.75
Smith Barney Inflation Management Fund[44]	June 10, 1991	June 14, 2005	0.55	None	0.55
Smith Barney International All Cap Growth Portfolio[45]	June 2, 1994	June 14, 2005	0.85	None	0.85
Travelers Series Funds—SB Adjustable Rate Income Portfolio[46]	September 12, 2003	June 14, 2005	0.55	None	0.55
Travelers Series Funds—Smith Barney Aggressive Growth Portfolio[47]	October 13, 1999	June 14, 2005	0.75	None	0.75
Travelers Series Funds—Smith Barney High Income Portfolio	June 2, 1994	June 14, 2005	0.60	None	0.60
Travelers Series Funds—Smith Barney International All Cap Growth Portfolio[48]	November 15, 1991	June 14, 2005	0.85	None	0.85
Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio[49]	May 1998	June 14, 2005	0.75	None	0.75
Travelers Series Funds—Smith Barney Large Cap Value Portfolio	June 2, 1994	June 14, 2005	0.60	None	0.60
Travelers Series Funds—Smith Barney Mid Cap Core Portfolio	October 13, 1999	June 14, 2005	0.75	None	0.75
Travelers Series Funds—Smith Barney Money Market Portfolio[50]	June 2, 1994	June 14, 2005	0.45	None	0.45
Travelers Series Funds—Social Awareness Stock Portfolio[51]	June 30, 2005	June 14, 2005	0.65	0.06	0.71
SB Adjustable Rate Income Fund[52]	July 30, 1993	August 11, 2005	0.40	0.15	0.55
Managed Municipals Portfolio Inc.	August 21, 2003	August 11, 2005	0.55	None	0.55
Municipal High Income Fund Inc.	July 30, 1993	August 11, 2005	0.40	0.20	0.60
Citigroup Investments Corporate Loan Fund Inc.	September 25, 1998	August 11, 2005	0.80	None	0.80
Real Estate Income Fund Inc.	July 25, 2002	August 11, 2005	0.90	None	0.90
Zenix Income Fund Inc.	July 30, 1993	August 11, 2005	0.50	0.20	0.70
Managed High Income Portfolio Inc.	July 30, 1993	August 11, 2005	0.80	None	0.80
Smith Barney International Fund[53]	February 28, 2002	August 7, 2005	0.85	None	0.85
Smith Barney Dividend Strategy Fund[54]	February 28, 2002	August 7, 2005	0.65	None	0.65
SB Growth and Income Fund[55]	February 28, 2002	August 7, 2005	0.65	None	0.65
Smith Barney Premier Selections All Cap Growth Portfolio[56]	February 28, 2002	August 7, 2005	0.75	None	0.75
Smith Barney Growth and Income Portfolio[57]	February 28, 2002	August 7, 2005	0.65	None	0.65
SB Government Portfolio[58]	February 28, 2002	August 7, 2005	0.55	None	0.55
Smith Barney Dividend Strategy Portfolio[59]	February 28, 2002	August 7, 2005	0.65	None	0.65
Smith Barney Diversified Large Cap Growth Fund[60]	May 13, 2002	August 7, 2005	0.75	None	0.75
Smith Barney Small Cap Growth Opportunities Fund	May 13, 2002	August 7, 2005	0.75	None	0.75
Smith Barney International Large Cap Fund[61]	May 13, 2002	August 7, 2005	0.85	None	0.85
Smith Barney Capital Preservation Fund	March 29, 2002	August 7, 2005	0.75	None	0.75
Smith Barney Capital Preservation Fund II	September 17, 2002	August 7, 2005	0.75	None	0.75
Smith Barney Short Duration Municipal Income Fund	March 17, 2003	August 7, 2005	0.45	None	0.45
Salomon Brothers National Tax Free Bond Fund	April 30, 2002	August 7, 2005	0.50	None	0.50

Fund	Date of Current Management Agreement[1]	Date Last Approved by Directors/ Trustees[2]	Current Management Fee (as a percentage of average daily net assets) (%)[3,4]	Current Administration Fee (as a percentage of average daily net assets) (%)	New Management Fee (as a percentage of average daily net assets) (%)
Salomon Brothers California Tax Free Bond Fund	April 30, 2002	August 7, 2005	0.50	None	0.50
Salomon Brothers New York Tax Free Bond Fund	April 30, 2002	August 7, 2005	0.50	None	0.50
Salomon Brothers Mid Cap Fund	April 30, 2002	August 7, 2005	0.75	None	0.75
Smith Barney Small Cap Growth Opportunities Portfolio	April 1, 2001	August 7, 2005	0.75	None	0.75
Citi Premium Liquid Reserves	January 1, 2002	August 7, 2005	0.35	None	0.35
Citi Premium U.S. Treasury Reserves	January 1, 2002	August 7, 2005	0.35	None	0.35
Citi Institutional Liquid Reserves[62]	January 1, 2002	August 7, 2005	0.25	None	0.25
Citi Institutional Cash Reserves	April 4, 2001	August 7, 2005	0.20	None	0.20
Citi Institutional U.S. Treasury Reserves[63]	January 1, 2002	August 7, 2005	0.25	None	0.25
Citi Institutional Tax Free Reserves[64]	January 1, 2002	August 7, 2005	0.25	None	0.25
Citi Institutional Enhanced Income Fund	August 17, 2002	August 7, 2005	0.15	None	0.15
Smith Barney Emerging Markets Equity Fund[65]	January 1, 2005	August 7, 2005	0.85	None	0.85
Citi Cash Reserves[66]	January 1, 2002	August 7, 2005	0.45	None	0.45
Citi U.S. Treasury Reserves[67]	January 1, 2002	August 7, 2005	0.45	None	0.45
Citi Tax Free Reserves[68]	January 1, 2002	August 7, 2005	0.45	None	0.45
Citi California Tax Free Reserves[69]	January 1, 2002	August 7, 2005	0.45	None	0.45
Citi Connecticut Tax Free Reserves[70]	January 1, 2002	August 7, 2005	0.45	None	0.45
Citi New York Tax Free Reserves[71]	January 1, 2002	August 7, 2005	0.45	None	0.45

*	The Fund will continue to pay a separate Administration Fee.
**	Represents date of Fund’s inception, at which point the investment adviser commenced management of the Fund’s portfolio.
[1]	In general, each Current Management Agreement was last approved by the shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.
[2]	The only action taken by the Fund’s Board with respect to the Management Agreement since the Fund’s last fiscal year end was the renewal of the Management Agreement as described in this Joint Proxy Statement.
[3]	For fee arrangements that include breakpoints, the information listed in the table represents the highest rate payable under the applicable agreement. More detailed information as to breakpoints are included in the footnotes, where applicable, in which case information with respect to each tier of fees is presented as if it appeared under the columns headed “Current Management Fee”, “Current Administration Fee” and “New Management Fee”.
[4]	Information listed in the table includes, where applicable, recently approved reductions in fees that are to take effect on varying dates on or prior to November 1, 2005.
[5]	First $1 billion 0.25 0.00 0.25; Next $1 billion 0.225 0.00 0.225; Next $3 billion 0.20 0.00 0.20; Next $5 billion 0.175 0.00 0.175; Over $10 billion 0.15 0.00 0.15.
[6]	First $1 billion 0.25 0.00 0.25; Next $1 billion 0.225 0.00 0.225; Next $3 billion 0.20 0.00 0.20; Next $5 billion 0.175 0.00 0.175; Over $10 billion 0.15 0.00 0.15.
[7]	First $1 billion 0.25 0.00 0.25; Next $1 billion 0.225 0.00 0.225; Next $3 billion 0.20 0.00 0.20; Next $5 billion 0.175 0.00 0.175; Over $10 billion 0.15 0.00 0.15.
[8]	First $1 billion 0.60 0.15 0.75; Next $1 billion 0.575 0.15 0.725; Next $3 billion 0.55 0.15 0.70; Next $5 billion 0.525 0.15 0.675; Over $10 billion 0.50 0.15 0.65.
[9]	First $500 million 0.45 0.20 0.65; Over $500 million 0.42 0.18 0.60.
[10]	First $1 billion 0.75 0.00 0.75; Next $1 billion 0.725 0.00 0.725; Next $3 billion 0.70 0.00 0.70; Next $5 billion 0.675 0.00 0.675; Over $10 billion 0.65 0.00 0.65.
[11]	First $1 billion 0.75 0.00 0.75; Next $1 billion 0.725 0.00 0.725; Next $3 billion 0.70 0.00 0.70; Next $5 billion 0.675 0.00 0.675; Over $10 billion 0.65 0.00 0.65.
[12]	First $1 billion 0.75 0.00 0.75; Next $1 billion 0.725 0.00 0.725; Next $3 billion 0.70 0.00 0.70; Next $5 billion 0.675 0.00 0.675; Over $10 billion 0.65 0.00 0.65.
[13]	First $1 billion 0.75 0.00 0.75; Next $1 billion 0.725 0.00 0.725; Next $3 billion 0.70 0.00 0.70; Next $5 billion 0.675 0.00 0.675; Over $10 billion 0.65 0.00 0.65.
[14]	First $1 billion 0.85 0.00 0.85; Next $1 billion 0.825 0.00 0.825; Next $3 billion 0.80 0.00 0.80; Next $5 billion 0.775 0.00 0.775; Over $10 billion 0.75 0.00 0.75.
[15]	First $2 billion 0.35 0.20 0.55; Next $2 billion 0.30 0.20 0.50; Next $2 billion 0.25 0.20 0.45; Next $2 billion 0.20 0.20 0.40; Over $8 billion 0.15 0.20 0.35.
[16]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.
[17]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.
[18]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.
[19]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.
[20]	First $500 million 0.60 0.00 0.60; Next $500 million 0.55 0.00 0.55; Over $1 billion 0.50 0.00 0.50.
[21]	First $200 million 0.50 0.00 0.50; Over $200 million 0.40 0.00 0.40.
[22]	First $1 billion 0.55 0.20 0.75; Next $1 billion 0.55 0.175 0.725; Next $3 billion 0.55 0.15 0.70; Next $5 billion 0.55 0.125 0.675; Over $10 billion 0.55 0.10 0.65.

[23]	First $1 billion 0.45 0.20 0.65; Next $1 billion 0.45 0.175 0.625; Next $3 billion 0.45 0.15 0.60; Next $5 billion 0.45 0.125 0.575; Over $10 billion 0.45 0.10 0.55.
[24]	First $1 billion 0.30 0.15 0.45; Next $1 billion 0.30 0.125 0.425; Next $3 billion 0.30 0.10 0.40; Next $5 billion 0.30 0.075 0.375; Over $10 billion 0.30 0.05 0.35.
[25]	First $1 billion 0.65 0.00 0.65; Next $1 billion 0.625 0.00 0.625; Next $3 billion 0.60 0.00 0.60; Next $5 billion 0.575 0.00 0.575; Over $10 billion 0.55 0.00 0.55.
[26]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.000 0.375; Over $10 billion 0.35 0.00 0.35.
[27]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.000 0.375; Over $10 billion 0.35 0.00 0.35.
[28]	First $1.5 billion 0.55 0.20 0.75; Next $500 million 0.50 0.20 0.70; Next $500 million 0.49 0.16 0.65; Next $1 billion 0.46 0.14 0.60; Over $3.5 billion 0.38 0.12 0.50.
[29]	First $250 million 0.55 0.20 0.75; Next $250 million 0.513 0.187 0.70; Next $500 million 0.476 0.174 0.65; Next $1 billion 0.439 0.161 0.60; Next $1 billion 0.402 0.148 0.55; Over $3 billion 0.365 0.135 0.50.
[30]	First $1 billion 0.45 0.20 0.65; Next $1 billion 0.45 0.175 0.625; Next $3 billion 0.45 0.15 0.60; Next $5 billion 0.45 0.125 0.575; Over $10 billion 0.45 0.10 0.55.
[31]	First $1 billion 0.45 0.20 0.65; Next $1 billion 0.40 0.20 0.60; Next $1 billion 0.35 0.20 0.55; Next $1 billion 0.30 0.20 0.50; Over $4 billion 0.25 0.20 0.45.
[32]	First $1 billion 0.60 0.15 0.75; Next $1 billion 0.60 0.125 0.725; Next $3 billion 0.60 0.10 0.70; Next $5 billion 0.60 0.075 0.675; Over $10 billion 0.60 0.05 0.65.
[33]	First $1.5 billion 0.55 0.20 0.75; Next $500 million 0.50 0.20 0.70; Next $500 million 0.49 0.16 0.65; Next $1 billion 0.46 0.14 0.60 Over $3.5 billion 0.38 0.12 0.50.
[34]	First $500 million 0.35 0.20 0.55; Next $1 billion 0.32 0.18 0.50; Over $1.5 billion 0.29 0.16 0.45.
[35]	First $500 million 0.30 0.20 0.50; Over $500 million 0.30 0.18 0.48.
[36]	First $500 million 0.30 0.20 0.50; Over $500 million 0.30 0.18 0.48.
[37]	First $500 million 0.30 0.20 0.50; Over $500 million 0.30 0.18 0.48.
[38]	First $500 million 0.30 0.20 0.50; Over $500 million 0.30 0.18 0.48.
[39]	First $500 million 0.45 0.20 0.65; Over $500 million 0.415 0.185 0.60.
[40]	First $500 million 0.30 0.20 0.50; Over $500 million 0.30 0.18 0.48.
[41]	First $1.5 billion 1.0 0.00 1.0; Over $1.5 billion 0.90 0.00 0.90.
[42]	First $1 billion 0.75 0.00 0.75; Next $1 billion 0.725 0.00 0.725; Next $3 billion 0.70 0.00 0.70; Next $5 billion 0.675 0.00 0.675; Over $10 billion 0.65 0.00 0.65.
[43]	First $250 million 0.55 0.20 0.75; Next $250 million 0.513 0.187 0.70; Next $500 million 0.476 0.174 0.65; Next $1 billion 0.439 0.161 0.60 Next $1 billion 0.402 0.148 0.550; Over $3 billion 0.365 0.135 0.50.
[44]	First $1 billion 0.55 0.00 0.55; Next $1 billion 0.525 0.00 0.525; Next $3 billion 0.50 0.00 0.50; Next $5 billion 0.475 0.00 0.475; Over $10 billion 0.45 0.00 0.45.
[45]	First $1 billion 0.85 0.00 0.85; Next $1 billion 0.825 0.00 0.825; Next $3 billion 0.80 0.00 0.80; Next $5 billion 0.775 0.00 0.775; Over $10 billion 0.75 0.00 0.75.
[46]	First $1 billion 0.55 0.00 0.55; Next $1 billion 0.525 0.00 0.525; Next $3 billion 0.50 0.00 0.50; Next $5 billion 0.475 0.00 0.475; Over $10 billion 0.45 0.00 0.45.
[47]	First $1 billion 0.75 0.00 0.75; Next $1 billion 0.725 0.00 0.725; Next $3 billion 0.70 0.00 0.70; Next $5 billion 0.675 0.00 0.675; Over $10 billion 0.65 0.00 0.65.
[48]	First $1 billion 0.85 0.00 0.85; Next $1 billion 0.825 0.00 0.825; Next $3 billion 0.80 0.00 0.80; Next $5 billion 0.775 0.00 0.775; Over $10 billion 0.75 0.00 0.75.
[49]	First $1 billion 0.75 0.00 0.75; Next $1 billion 0.725 0.00 0.725; Next $3 billion 0.70 0.00 0.70; Next $5 billion 0.675 0.00 0.675; Over $10 billion 0.65 0.00 0.65.
[50]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.
[51]	First $50 million 0.65 0.06 0.71; Next $50 million 0.55 0.06 0.61; Next $100 million 0.45 0.06 0.51 Over $200 million 0.40 0.06 0.46.
[52]	First $1 billion 0.40 0.15 0.55; Next $1 billion 0.40 0.125 0.525; Next $3 billion 0.40 0.10 0.50; Next $5 billion 0.40 0.075 0.475; Over $10 billion 0.40 0.05 0.45.
[53]	First $1 billion 0.85 0.00 0.85; Next $1 billion 0.825 0.00 0.825; Next $3 billion 0.80 0.00 0.80; Next $5 billion 0.775 0.00 0.775; Over $10 billion 0.75 0.00 0.75.
[54]	First $1 billion 0.65 0.00 0.65; Next $1 billion 0.60 0.00 0.60; Next $1 billion 0.55 0.00 0.55; Next $1 billion 0.50 0.00 0.50; Over $4 billion 0.45 0.00 0.45.
[55]	First $1 billion 0.65 0.00 0.65; Next $1 billion 0.60 0.00 0.60; Next $1 billion 0.55 0.00 0.55; Next $1 billion 0.50 0.00 0.50; Over $4 billion 0.45 0.00 0.45.
[56]	First $1 billion 0.75 0.00 0.75; Next $1 billion 0.725 0.00 0.725; Next $3 billion 0.70 0.00 0.70; Next $5 billion 0.675 0.00 0.675; Over $10 billion 0.65 0.00 0.65.
[57]	First $1 billion 0.65 0.00 0.65; Next $1 billion 0.60 0.00 0.60; Next $1 billion 0.55 0.00 0.55; Next $1 billion 0.50 0.00 0.50; Over $4 billion 0.45 0.00 0.45.
[58]	First $2 billion 0.55 0.00 0.55; Next $2 billion 0.50 0.00 0.50; Next $2 billion 0.45 0.00 0.45; Next $2 billion 0.40 0.00 0.40; Over $8 billion 0.35 0.00 0.35.
[59]	First $1 billion 0.65 0.00 0.65; Next $1 billion 0.60 0.00 0.60; Next $1 billion 0.55 0.00 0.55; Next $1 billion 0.50 0.00 0.50; Over $4 billion 0.45 0.00 0.45.
[60]	First $1 billion 0.75 0.00 0.75; Next $1 billion 0.725 0.00 0.725; Next $3 billion 0.70 0.00 0.70; Next $5 billion 0.675 0.00 0.675; Over $10 billion 0.65 0.00 0.65.

[61]	First $1 billion 0.85 0.00 0.85; Next $1 billion 0.825 0.00 0.825; Next $3 billion 0.80 0.00 0.80; Next $5 billion 0.775 0.00 0.775; Over $10 billion 0.75 0.00 0.75.
[62]	First $1 billion 0.25 0.00 0.25; Next $1 billion 0.225 0.00 0.225; Next $3 billion 0.20 0.00 0.20; Next $5 billion 0.175 0.00 0.175; Over $10 billion 0.15 0.00 0.15.
[63]	First $1 billion 0.25 0.00 0.25; Next $1 billion 0.225 0.00 0.225; Next $3 billion 0.20 0.00 0.20; Next $5 billion 0.175 0.00 0.175; Over $10 billion 0.15 0.00 0.15.
[64]	First $1 billion 0.25 0.00 0.25; Next $1 billion 0.225 0.00 0.225; Next $3 billion 0.20 0.00 0.20; Next $5 billion 0.175 0.00 0.175; Over $10 billion 0.15 0.00 0.15.
[65]	First $1 billion 0.85 None 0.85; Next $1 billion 0.825 None 0.825; Next $3 billion 0.80 None 0.80; Next $5 billion 0.775 None 0.775; Next $10 billion 0.75 None 0.75.
[66]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 000 0.35.
[67]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.
[68]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.
[69]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.
[70]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.
[71]	First $1 billion 0.45 0.00 0.45; Next $1 billion 0.425 0.00 0.425; Next $3 billion 0.40 0.00 0.40; Next $5 billion 0.375 0.00 0.375; Over $10 billion 0.35 0.00 0.35.

Subadvisory Agreements

Fund	Date of Current Subadvisory Agreement[72]	Date Last Approved by Directors/ Trustees	Current Subadvisory Fee (as a percentage of average daily net assets)	New Subadvisory Fee (as a percentage of average daily net assets)
SB Convertible Fund	November 22, 1999	June 23-24, 2005	0.40	0.40
SB Capital and Income Fund	June 30, 1999	June 23-24, 2005	0.375	0.375
Citigroup Investments Corporate Loan Fund Inc.	June 30, 2005	August 11, 2005	0.50	0.50
Greenwich Street Series—Diversified Strategic Income Portfolio	March 21, 1994	July 12, 2005	0.15	0.15
Smith Barney Diversified Strategic Income Fund	January 2003	June 23-24, 2005	0.10	0.10
Smith Barney Financial Services Fund	February 14, 2000	July 12, 2005	0.50	0.50
Smith Barney Health Sciences Fund	February 14, 2000	July 12, 2005	0.50	0.50
Smith Barney Technology Fund	February 14, 2000	July 12, 2005	0.55	0.55
Smith Barney International Fund	February 28, 2002	August 7, 2005	0.00	0.00
Smith Barney International Large Cap Fund	December 19, 2002	August 7, 2005	0.00	0.00
Smith Barney Emerging Markets Equity Fund	January 1, 2005	August 7, 2005	0.65	0.65
Smith Barney Core Plus Bond Fund Inc.[73]	March 18, 2005	June 23-24, 2005	0.45	0.45
Smith Barney Real Return Strategy Fund (CAM Ltd.)	November 8, 2004	October 21, 2004	0.45	0.45
Smith Barney Real Return Strategy Fund (TIMCO)	November 8, 2004	October 21, 2004	0.45	0.45
Smith Barney Hansberger Global Value Fund	October 23, 1997	July 14, 2005	0.50	0.50
Smith Barney Classic Values Fund[74]	February 10, 2003	July 12, 2005	0.50	0.50
Real Estate Income Fund Inc.[75]	July 25, 2002	August 11, 2005	0.40	0.40
Smith Barney Multiple Discipline Funds—All Cap and International Fund[76]	April 1, 2005	April 26, 2005	0.40	0.40

[72]	In general, each Current Subadvisory Agreement was last approved by the shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.
[73]	First $500 million 0.45; Over $500 million 0.415.
[74]	First $1.5 billion 0.50; Over $1.5 billion 0.40.
[75]	First $100 million 0.40; Next $100 million 0.35; Over $200 million 0.30.
[76]	First $1 billion 0.40; Next $1 billion 0.375; Next $3 billion 0.35; Next $5 billion 0.325; Over $10 billion 0.30.

Appendix G

Board Approval of New Management Agreement and New Subadvisory Agreement

Fund	Date of Approval
Smith Barney Allocation Series Inc.—Balanced Portfolio	August 1, 2005
Smith Barney Allocation Series Inc.—Conservative Portfolio	August 1, 2005
Smith Barney Allocation Series Inc.—Growth Portfolio	August 1, 2005
Smith Barney Allocation Series Inc.—High Growth Portfolio	August 1, 2005
Smith Barney Allocation Series Inc.—Income Portfolio	August 1, 2005
Smith Barney Allocation Series Inc.—Select Balanced Portfolio	August 1, 2005
Smith Barney Allocation Series Inc.—Select Growth Portfolio	August 1, 2005
Smith Barney Allocation Series Inc.—Select High Growth Portfolio	August 1, 2005
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value	August 1, 2005
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value	August 1, 2005
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value	August 1, 2005
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value	August 1, 2005
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	August 1, 2005
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	August 1, 2005
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	August 1, 2005
Smith Barney Aggressive Growth Fund Inc.	August 1, 2005
Smith Barney Investment Grade Bond Fund	August 1, 2005
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	August 1, 2005
Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund	August 1, 2005
Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund	August 1, 2005
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	August 1, 2005
Smith Barney Multiple Discipline Funds—All Cap and International Fund	August 1, 2005
Smith Barney Real Return Strategy Fund	August 1, 2005
Smith Barney Small Cap Growth Fund	August 1, 2005
Smith Barney Small Cap Value Fund	August 1, 2005
Smith Barney Hansberger Global Value Fund	August 1, 2005
Smith Barney Government Securities Fund	August 1, 2005
Smith Barney Social Awareness Fund	August 1, 2005
Smith Barney California Money Market Portfolio	August 1, 2005
Smith Barney Florida Portfolio	August 1, 2005
Smith Barney Georgia Portfolio	August 1, 2005
Smith Barney Limited Term Portfolio	August 1, 2005
Smith Barney National Portfolio	August 1, 2005
Smith Barney Massachusetts Money Market Portfolio	August 1, 2005
Smith Barney New York Money Market Portfolio	August 1, 2005
Smith Barney New York Portfolio	August 1, 2005
Smith Barney Pennsylvania Portfolio	August 1, 2005
Intermediate Muni Fund Inc.	August 1, 2005
Smith Barney Municipal Money Market Fund Inc.	August 1, 2005
High Income Opportunity Fund Inc.	August 1, 2005
Smith Barney Large Cap Value Fund	August 1, 2005
Smith Barney U.S. Government Securities Fund	August 1, 2005
Smith Barney Short-Term Investment Grade Bond Fund	August 1, 2005
SB Capital and Income Fund	August 1, 2005
SB Convertible Fund	August 1, 2005
Smith Barney Dividend and Income Fund	August 1, 2005
Smith Barney Diversified Strategic Income Fund	August 1, 2005
Smith Barney Exchange Reserve Fund	August 1, 2005
Smith Barney High Income Fund	August 1, 2005
Smith Barney Municipal High Income Fund	August 1, 2005
Smith Barney Total Return Bond Fund	August 1, 2005
Smith Barney Small Cap Core Fund, Inc.	August 1, 2005
Smith Barney Money Funds—Cash Portfolio	August 1, 2005
Smith Barney Money Funds—Government Portfolio	August 1, 2005
Smith Barney Fundamental Value Fund Inc.	August 1, 2005
Greenwich Street Series—Appreciation Portfolio	August 1, 2005
Greenwich Street Series—Capital and Income Portfolio	August 1, 2005
Greenwich Street Series—Diversified Strategic Income Portfolio	August 1, 2005
Greenwich Street Series—Salomon Brothers Variable Growth & Income Fund	August 1, 2005
Greenwich Street Series—Equity Index Portfolio	August 1, 2005
Greenwich Street Series—Salomon Brothers Variable Aggressive Growth Fund	August 1, 2005
Greenwich Street Series—Intermediate High Grade Portfolio	August 1, 2005
Greenwich Street Series—Fundamental Value Portfolio	August 1, 2005
Smith Barney Managed Municipals Fund Inc.	August 1, 2005
Smith Barney California Municipals Fund Inc.	August 1, 2005
Smith Barney New Jersey Municipals Fund Inc.	August 1, 2005
Smith Barney Oregon Municipals Fund	August 1, 2005
Smith Barney Arizona Municipals Fund Inc.	August 1, 2005
Smith Barney Core Plus Bond Fund Inc.	August 1, 2005
Smith Barney Financial Services Fund	August 1, 2005
Smith Barney Health Sciences Fund	August 1, 2005
Smith Barney Technology Fund	August 1, 2005
Smith Barney Massachusetts Municipals Fund	August 1, 2005
Smith Barney Classic Values Fund	August 1, 2005
Smith Barney Intermediate Maturity California Municipals Fund	August 1, 2005

G-1

Fund	Date of Approval
Smith Barney Intermediate Maturity New York Municipals Fund	August 1, 2005
Smith Barney Large Capitalization Growth Fund	August 1, 2005
Smith Barney S&P 500 Index Fund	August 1, 2005
Smith Barney Mid Cap Core Fund	August 1, 2005
Smith Barney Appreciation Fund Inc.	August 1, 2005
Smith Barney Inflation Management Fund	August 1, 2005
Smith Barney International All Cap Growth Portfolio	August 1, 2005
Travelers Series Funds—SB Adjustable Rate Income Portfolio	August 1, 2005
Travelers Series Funds—Smith Barney Aggressive Growth Portfolio	August 1, 2005
Travelers Series Funds—Smith Barney High Income Portfolio	August 1, 2005
Travelers Series Funds—Smith Barney International All Cap Growth Portfolio	August 1, 2005
Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio	August 1, 2005
Travelers Series Funds—Smith Barney Large Cap Value Portfolio	August 1, 2005
Travelers Series Funds—Smith Barney Mid Cap Core Portfolio	August 1, 2005
Travelers Series Funds—Smith Barney Money Market Portfolio	August 1, 2005
Travelers Series Funds—Social Awareness Stock Portfolio	August 1, 2005
SB Adjustable Rate Income Fund	August 11, 2005
Managed Municipals Portfolio Inc.	August 11, 2005
Municipal High Income Fund Inc.	August 11, 2005
Citigroup Investments Corporate Loan Fund Inc.	August 11, 2005
Real Estate Income Fund Inc.	August 11, 2005
Zenix Income Fund Inc.	August 11, 2005
Managed High Income Portfolio Inc.	August 11, 2005
Smith Barney International Fund	August 7, 2005
Smith Barney Dividend Strategy Fund	August 7, 2005
SB Growth and Income Fund	August 7, 2005
Smith Barney Premier Selections All Cap Growth Portfolio	August 7, 2005
Smith Barney Growth and Income Portfolio	August 7, 2005
SB Government Portfolio	August 7, 2005
Smith Barney Dividend Strategy Portfolio	August 7, 2005
Smith Barney Diversified Large Cap Growth Fund	August 7, 2005
Smith Barney Small Cap Growth Opportunities Fund	August 7, 2005
Smith Barney International Large Cap Fund	August 7, 2005
Smith Barney Capital Preservation Fund	August 7, 2005
Smith Barney Capital Preservation Fund II	August 7, 2005
Smith Barney Short Duration Municipal Income Fund	August 7, 2005
Salomon Brothers National Tax Free Bond Fund	August 7, 2005
Salomon Brothers California Tax Free Bond Fund	August 7, 2005
Salomon Brothers New York Tax Free Bond Fund	August 7, 2005
Salomon Brothers Mid Cap Fund	August 7, 2005
Smith Barney Small Cap Growth Opportunities Portfolio	August 7, 2005
Citi Premium Liquid Reserves	August 7, 2005
Citi Premium U.S. Treasury Reserves	August 7, 2005
Citi Institutional Liquid Reserves	August 7, 2005
Citi Institutional Cash Reserves	August 7, 2005
Citi Institutional U.S. Treasury Reserves	August 7, 2005
Citi Institutional Tax Free Reserves	August 7, 2005
Citi Institutional Enhanced Income Fund	August 7, 2005
Smith Barney Emerging Markets Equity Fund	August 7, 2005
Citi Cash Reserves	August 7, 2005
Citi U.S. Treasury Reserves	August 7, 2005
Citi Tax Free Reserves	August 7, 2005
Citi California Tax Free Reserves	August 7, 2005
Citi Connecticut Tax Free Reserves	August 7, 2005
Citi New York Tax Free Reserves	August 7, 2005

G-2

Appendix H

Fees Paid to Advisers, Subadvisers and Affiliates

Advisers and Affiliates

The following table indicates amounts paid (after waivers and reimbursements, if any) by each Fund to its Adviser or an affiliate of the Adviser during the Fund’s last fiscal year.

Fund	Management Fees (after waivers, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Smith Barney Allocation Series Inc.—Balanced Portfolio	762,347	None	2,442,988	1,006,002	None	—	January 31, 2005
Smith Barney Allocation Series Inc.—Conservative Portfolio	228,639	None	549,393	243,362	None	—	January 31, 2005
Smith Barney Allocation Series Inc.—Growth Portfolio	749,220	None	3,879,930	2,484,953	None	—	January 31, 2005
Smith Barney Allocation Series Inc.—High Growth Portfolio	None	None	3,854,310	3,610,070	None	—	January 31, 2005
Smith Barney Allocation Series Inc.—Income Portfolio	79,874	None	232,641	99,620	None	—	January 31, 2005
Smith Barney Allocation Series Inc.—Select Balanced Portfolio	937,001	None	None	5,000	None	—	January 31, 2005
Smith Barney Allocation Series Inc.—Select Growth Portfolio	568,787	None	None	5,000	None	—	January 31, 2005
Smith Barney Allocation Series Inc.—Select High Growth Portfolio	357,005	None	None	5,000	None	—	January 31, 2005
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value	1,270,651	None	255,742	5,000	None	—	December 31, 2004
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value	115,306	None	None	5,000	252	1.22	December 31, 2004
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value	201,315	None	None	5,000	140	0.38	December 31, 2004
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value	940,578	None	166,507	5,000	None	—	December 31, 2004
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	7,599,639	None	None	663,087	None	—	May 31, 2004
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	1,121,343	None	None	108,433	None	—	May 31, 2004
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	4,136,053	None	None	366,279	None	—	May 31, 2004
Smith Barney Aggressive Growth Fund Inc.	44,374,054	15,553,127	45,354,344	7,819,495	39,050	1.68	August 31, 2004
Smith Barney Investment Grade Bond Fund	4,107,159	1,841,671	2,878,450	342,736	None	—	December 31, 2004
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	None	None	48,444	3,748	None	—	April 30, 2005
Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund	1,445,052	None	1,732,824	201,569	None	—	April 30, 2005
Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund	2,686,870	None	3,141,999	331,177	None	—	April 30, 2005
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	835,292	None	931,498	101,665	None	—	April 30, 2005
Smith Barney Multiple Discipline Funds—All Cap and International Fund	None	None	1,111	None	None	—	April 30, 2005
Smith Barney Real Return Strategy Fund*	N/A	N/A	N/A	N/A	N/A	—	N/A
Smith Barney Small Cap Growth Fund	2,628,943	None	1,630,528	284,255	13,260	0.70	September 30, 2004

Fund	Management Fees (after waivers, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Smith Barney Small Cap Value Fund	3,418,344	None	3,129,365	402,890	None	—	September 30, 2004
Smith Barney Hansberger Global Value Fund	1,538,031	None	164,406	20,263	None	—	April 30, 2005
Smith Barney Government Securities Fund	2,742,368	1,630,523	1,880,535	443,055	None	—	December 31, 2004
Smith Barney Social Awareness Fund	2,035,284	563,362	1,917,629	276,937	2,760	1.09	January 31, 2005
Smith Barney California Money Market Portfolio	10,988,213	None	2,392,273	350,582	None	—	March 31, 2005
Smith Barney Florida Portfolio	1,092,543	None	619,761	34,473	None	—	March 31, 2005
Smith Barney Georgia Portfolio	240,496	None	176,125	10,740	None	—	March 31, 2005
Smith Barney Limited Term Portfolio	3,670,585	None	3,114,723	128,813	None	—	March 31, 2005
Smith Barney National Portfolio	1,899,994	None	1,076,122	76,088	None	—	March 31, 2005
Smith Barney Massachusetts Money Market Portfolio	970,733	None	206,966	33,712	None	—	March 31, 2005
Smith Barney New York Money Market Portfolio	8,958,126	None	1,847,484	344,006	None	—	March 31, 2005
Smith Barney New York Portfolio	3,647,557	None	1,878,208	162,930	None	—	March 31, 2005
Smith Barney Pennsylvania Portfolio	342,713	None	332,020	20,745	None	—	March 31, 2005
Intermediate Muni Fund Inc.	1,153,582	None	None	None	None	—	December 31, 2004
Smith Barney Municipal Money Market Fund Inc.	29,895,576	None	7,126,210	1,326,222	None	—	March 31, 2005
High Income Opportunity Fund Inc.	6,156,520	None	None	None	None	—	September 30, 2004
Smith Barney Large Cap Value Fund	4,211,097	None	2,541,195	421,462	70,816	6.31	December 31, 2004
Smith Barney U.S. Government Securities Fund	1,517,335	None	1,405,366	186,067	None	—	December 31, 2004
Smith Barney Short-Term Investment Grade Bond Fund	1,588,067	None	467,341	37,029	None	—	December 31, 2004
SB Capital and Income Fund	11,891.645	4,266,663	11,191,800	1,629,375	116,910	3.59	December 31, 2004
SB Convertible Fund	919,150	379,140	657,879	93,642	None	—	July 31, 2004
Smith Barney Dividend and Income Fund	2,005,039	1,242,524	2,111,652	663,568	4.915	2.53	July 31, 2004
Smith Barney Diversified Strategic Income Fund	5,677,979	2,523,546	5,369,337	828,557	None	—	July 31, 2004
Smith Barney Exchange Reserve Fund	146,080	398,410	996,025	164,637	None	—	July 31, 2004
Smith Barney High Income Fund	6,118,042	2,346,841	5,751,284	696,278	None	—	July 31, 2004
Smith Barney Municipal High Income Fund	1,624,882	812,441	1,089,910	130,484	None	—	July 31, 2004
Smith Barney Total Return Bond Fund	1,318,617	None	1,221,397	127,014	None	—	July 31, 2004
Smith Barney Small Cap Core Fund, Inc.	3,245,464	473,369	505,168	76,512	None	—	December 31, 2004
Smith Barney Money Funds—Cash Portfolio	58,965,150	None	18,525,072	12,679,160	None	—	December 31, 2004
Smith Barney Money Funds—Government Portfolio	10,888,818	None	2,695,753	775,871	None	—	December 31, 2004
Smith Barney Fundamental Value Fund Inc.	21,981,311	7,520,416	29,288,694	4,944,231	104,013	1.70	September 30, 2004
Greenwich Street Series—Appreciation Portfolio	4,145,564	1,509,728	None	5,000	15,983	2.10	December 31, 2004
Greenwich Street Series—Capital and Income Portfolio*	N/A	N/A	N/A	N/A	N/A	—	N/A

Fund	Management Fees (after waivers, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Greenwich Street Series—Diversified Strategic Income Portfolio	435,420	194,307	None	5,000	None	—	December 31, 2004
Greenwich Street Series—Salomon Brothers Variable Growth & Income Fund	46,048	21,077	None	49	15	0.07	December 31, 2004
Greenwich Street Series—Equity Index Portfolio	3,679,362	879,513	460,311	10,000	None	—	December 31, 2004
Greenwich Street Series—Salomon Brothers Variable Aggressive Growth Fund	187,838	55,964	32,293	59	500	2.78	December 31, 2004
Greenwich Street Series—Intermediate High Grade Portfolio	9,782	5,777	None	5,000	None	—	December 31, 2004
Greenwich Street Series—Fundamental Value Portfolio	4,416,084	1,606,493	None	5,000	29,790	2.77	December 31, 2004
Smith Barney Managed Municipals Fund Inc.	8,008,665	4,628,038	6,852,885	573,208	None	—	February 28, 2005
Smith Barney California Municipals Fund Inc.	2,561,037	1,670,354	2,203,967	129,974	None	—	February 28, 2005
Smith Barney New Jersey Municipals Fund Inc.	683,725	470,155	637,606	50,598	None	—	March 31, 2005
Smith Barney Oregon Municipals Fund	115,865	77,243	227,132	11,656	None	—	April 30, 2005
Smith Barney Arizona Municipals Fund Inc.	158,728	105,819	142,213	10,947	None	—	May 31, 2004
Smith Barney Core Plus Bond Fund Inc.	1,994,850	886,600	908,284	189,027	None	—	July 31, 2004
Smith Barney Financial Services Fund	502,495	None	531,971	62,670	4,256	7.89	October 31, 2004
Smith Barney Health Sciences Fund	560,827	None	579,215	73,507	5,289	6.08	October 31, 2004
Smith Barney Technology Fund	778,444	None	735,103	93,147	9,427	4.17	October 31, 2004
Smith Barney Massachusetts Municipals Fund	215,578	147,962	235,078	17,453	None	—	November 30, 2004
Smith Barney Classic Values Fund	1,619,170	None	1,292,376	81,517	36,634	5.95	November 30, 2004
Smith Barney Intermediate Maturity California Municipals Fund	180,748	184,023	257,621	13,579	None	—	November 30, 2004
Smith Barney Intermediate Maturity New York Municipals Fund	403,369	314,983	399,062	23,844	None	—	November 30, 2004
Smith Barney Large Capitalization Growth Fund	35,736,452	None	23,972,980	3,239,548	67,400	5.86	November 30, 2004
Smith Barney S&P 500 Index Fund	752,928	477,263	913,182	239,990	None	—	December 31, 2004
Smith Barney Mid Cap Core Fund	8,897,312	None	8,621,633	1,176,585	110,420	3.30	November 30, 2004
Smith Barney Appreciation Fund Inc.	21,428,117	8,331,059	24,547,818	3,712,269	198,557	3.41	December 31, 2004
Smith Barney Inflation Management Fund	577,313	None	127,864	40,643	None	—	October 31, 2004
Smith Barney International All Cap Growth Portfolio	3,126,267	None	1,167,976	268,291	None	—	October 31, 2004
Travelers Series Funds—SB Adjustable Rate Income Portfolio	68,643	None	15,515	5,000	None	—	October 31, 2004
Travelers Series Funds—Smith Barney Aggressive Growth Portfolio	6,440,159	None	None	5,000	18,860	4.20	October 31, 2004
Travelers Series Funds—Smith Barney High Income Portfolio	1,570,553	None	None	5,000	None	—	October 31, 2004
Travelers Series Funds—Smith Barney International All Cap Growth Portfolio	1,538,177	None	None	5,000	None	—	October 31, 2004
Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio	3,009,160	None	None	5,000	None	—	October 31, 2004
Travelers Series Funds—Smith Barney Large Cap Value Portfolio	2,302,074	None	None	5,000	39,749	6.99	October 31, 2004
Travelers Series Funds—Smith Barney Mid Cap Core Portfolio	757,159	None	None	5,000	8,106	2.59	October 31, 2004

Fund	Management Fees (after waivers, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Travelers Series Funds—Smith Barney Money Market Portfolio	2,687,533	None	None	5,000	None	—	October 31, 2004
Travelers Series Funds—Social Awareness Stock Portfolio	483,120	50,894	None	2,500	None	—	December 31, 2004
SB Adjustable Rate Income Fund	7,645,010	3,839,345	9,743,116	854,201	None	—	May 31, 2004
Managed Municipals Portfolio Inc.	4,064,193	1,500,972	None	None	None	—	May 31, 2004
Municipal High Income Fund Inc.	660,316	330,158	None	None	None	—	October 31, 2004
Citigroup Investments Corporate Loan Fund Inc.	2,393,755	None	None	None	None	—	September 30, 2004
Real Estate Income Fund Inc.	1,585,808	None	None	None	2,250	5.51	December 31, 2004
Zenix Income Fund Inc.	462,885	185,154	None	None	None	—	March 31, 2005
Managed High Income Portfolio Inc.	2,910,020	646,671	None	None	None	—	February 28, 2005
Smith Barney International Fund	935,157	649,573	None	892,310	None	—	October 31, 2004
Smith Barney Dividend Strategy Fund	18,692,987	4,156,820	None	8,489,868	62,480	1.76	October 31, 2004
SB Growth and Income Fund	7,364,298	3,112,530	None	146,381	1,770	0.09	October 31, 2004
Smith Barney Premier Selections All Cap Growth Portfolio	358,388	None	None	5,000	2,860	3.30	October 31, 2004
Smith Barney Growth and Income Portfolio	471,774	None	None	5,000	100	0.09	October 31, 2004
SB Government Portfolio	733,107	None	None	5,000	None	—	October 31, 2004
Smith Barney Dividend Strategy Portfolio	572,960	None	None	5,000	1,522	1.74	October 31, 2004
Smith Barney Diversified Large Cap Growth Fund	1,089,119	None	607,847	277,424	None	—	October 31, 2004
Smith Barney Small Cap Growth Opportunities Fund	96,722	None	170,730	78,933	65	0.03	October 31, 2004
Smith Barney International Large Cap Fund	364,172	None	271,062	70,494	None	—	December 31, 2004
Smith Barney Capital Preservation Fund	4,481,783	None	5,511,894	645,240	None	—	October 31, 2004
Smith Barney Capital Preservation Fund II	4,625,424	None	5,882,129	591,472	None	—	October 31, 2004
Smith Barney Short Duration Municipal Income Fund	684,655	None	423,045	31,360	None	—	October 31, 2004
Salomon Brothers National Tax Free Bond Fund	None	None	146,276	None	None	—	December 31, 2004
Salomon Brothers California Tax Free Bond Fund	None	None	31,009	None	None	—	December 31, 2004
Salomon Brothers New York Tax Free Bond Fund	370,665	None	279,229	None	None	—	December 31, 2004
Salomon Brothers Mid Cap Fund	62,901	None	4,982	None	None	—	December 31, 2004
Smith Barney Small Cap Growth Opportunities Portfolio	267,590	None	None	5,341	120	0.04	December 31, 2004
Citi Premium Liquid Reserves	1,951,542	None	1,145,243	None	None	—	August 31, 2004
Citi Premium U.S. Treasury Reserves	789,703	None	394,851	None	None	—	August 31, 2004
Citi Institutional Liquid Reserves	11,119,809	None	1,990,634	None	None	—	August 31, 2004
Citi Institutional Cash Reserves	887,119	None	1,332,380	None	None	—	August 31, 2004
Citi Institutional U.S. Treasury Reserves	892,700	None	None	None	None	—	August 31, 2004
Citi Institutional Tax Free Reserves	667,449	None	None	None	None	—	August 31, 2004

Fund	Management Fees (after waivers, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Citi Institutional Enhanced Income Fund*	N/A	N/A	N/A	N/A	N/A	—	N/A
Smith Barney Emerging Markets Equity Fund*	N/A	N/A	N/A	N/A	N/A	—	N/A
Citi Cash Reserves	6,132,648	None	4,763,670	None	None	—	August 31, 2004
Citi U.S. Treasury Reserves	749,570	None	703,593	None	None	—	August 31, 2004
Citi Tax Free Reserves	961,876	None	1,239,486	None	None	—	August 31, 2004
Citi California Tax Free Reserves	823,875	None	676,036	None	None	—	August 31, 2004
Citi Connecticut Tax Free Reserves	1,197,838	None	256,234	None	None	—	August 31, 2004
Citi New York Tax Free Reserves	4,026,209	None	2,821,643	None	None	—	August 31, 2004

*	The Fund has recently commenced operations, and information for the Fund’s first fiscal year is not yet available.

Subadvisers and Affiliates

The following table indicates (i) the subadvisory fee paid by the relevant Fund’s Adviser (not the Fund) to the Fund’s Subadviser and (ii) amounts paid by each relevant Fund to its Subadviser or an affiliate of the Subadviser during the Fund’s last fiscal year. All fees shown are after waivers and reimbursements, if any.

Fund	Subadvisory Fee (after waivers, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
SB Convertible Fund	758,280	379,140	657,879	93,642	None	—	July 31, 2004
SB Capital and Income Fund	8,366,465	4,266,663	11,191,800	1,629,375	116,910	3.59	December 31, 2004
Citigroup Investments Corporate Loan Fund Inc.	1,139,883	None	None	None	None	—	September 30, 2004
Greenwich Street Series—Diversified Strategic Income Portfolio	145,731	194,307	None	5,000	None	—	December 31, 2004
Smith Barney Diversified Strategic Income Fund	1,261,773	2,523,546	5,369,337	828,557	None	—	July 31, 2004
Smith Barney Financial Services Fund	327,650	None	531,971	62,670	4,256	7.89	October 31, 2004
Smith Barney Health Sciences Fund	367,691	None	579,215	73,507	5,289	6.08	October 31, 2004
Smith Barney Technology Fund	605,664	None	735,103	93,147	9,427	4.17	October 31, 2004
Smith Barney International Fund	935,157	None	None	892,310	None	—	October 31, 2004
Smith Barney International Large Cap Fund	289,906	None	271,062	70,494	None	—	December 31, 2004
Smith Barney Emerging Markets Equity Fund*	N/A	N/A	N/A	N/A	N/A	—	N/A
Smith Barney Core Plus Bond Fund Inc.**	N/A	N/A	N/A	N/A	N/A	—	N/A
Smith Barney Real Return Strategy Fund*	N/A	N/A	N/A	N/A	N/A	—	N/A
Smith Barney Hansberger Global Value Fund	816,368	None	164,406	20,263	None	—	April 30, 2005
Smith Barney Classic Values Fund	809,923	None	1,292,376	81,517	36,634	5.95	November 30, 2004
Real Estate Income Fund Inc.	942,904	None	None	None	2,250	5.51	December 31, 2004
Smith Barney Multiple Discipline Funds—All Cap and International Fund		None	1,111	None	None	—	April 30, 2005

*	The Fund has recently commenced operations, and information for the Fund’s first fiscal year is not yet available.
**	The Fund has recently engaged a subadviser, and information for the Fund’s first fiscal year with such an engagement is not yet available.

Appendix I

Fees Paid to Legg Mason and Affiliates

The following table indicates amounts paid by each Fund (in the aggregate and as a percentage of aggregate brokerage fees) during the Fund’s last fiscal year to Legg Mason or brokers affiliated with Legg Mason.

Fund	Aggregate Commissions Paid to Legg Mason or Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Legg Mason or Affiliated Brokers
Smith Barney Allocation Series Inc.—Balanced Portfolio	None	0.00%
Smith Barney Allocation Series Inc.—Conservative Portfolio	None	0.00%
Smith Barney Allocation Series Inc.—Growth Portfolio	None	0.00%
Smith Barney Allocation Series Inc.—High Growth Portfolio	None	0.00%
Smith Barney Allocation Series Inc.—Income Portfolio	None	0.00%
Smith Barney Allocation Series Inc.—Select Balanced Portfolio	None	0.00%
Smith Barney Allocation Series Inc.—Select Growth Portfolio	None	0.00%
Smith Barney Allocation Series Inc.—Select High Growth Portfolio	None	0.00%
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value	None	None
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value	None	None
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value	425.00	1.90%
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value	None	0.00%
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	None	0.00%
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	None	0.00%
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	None	0.00%
Smith Barney Aggressive Growth Fund Inc.	12,500.00	0.46%
Smith Barney Investment Grade Bond Fund	None	0.00%
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	None	0.00%
Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund	319.50	0.24%
Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund	500.00	0.20%
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	143.00	0.21%
Smith Barney Multiple Discipline Funds—All Cap and International Fund	None	0.00%
Smith Barney Real Return Strategy Fund	None	0.00%
Smith Barney Small Cap Growth Fund	13,250.00	0.73%
Smith Barney Small Cap Value Fund	19,948.00	2.40%
Smith Barney Hansberger Global Value Fund	None	0.00%
Smith Barney Government Securities Fund	None	0.00%
Smith Barney Social Awareness Fund	None	0.00%
Smith Barney California Money Market Portfolio	None	0.00%
Smith Barney Florida Portfolio	None	0.00%
Smith Barney Georgia Portfolio	None	0.00%
Smith Barney Limited Term Portfolio	None	0.00%
Smith Barney National Portfolio	None	0.00%
Smith Barney Massachusetts Money Market Portfolio	None	0.00%

Fund	Aggregate Commissions Paid to Legg Mason or Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Legg Mason or Affiliated Brokers
Smith Barney New York Money Market Portfolio	None	0.00%
Smith Barney New York Portfolio	None	0.00%
Smith Barney Pennsylvania Portfolio	None	0.00%
Intermediate Muni Fund Inc.	None	0.00%
Smith Barney Municipal Money Market Fund Inc.	None	0.00%
High Income Opportunity Fund Inc.	None	0.00%
Smith Barney Large Cap Value Fund	17,450.35	1.58%
Smith Barney U.S. Government Securities Fund	None	0.00%
Smith Barney Short-Term Investment Grade Bond Fund	None	0.00%
SB Capital and Income Fund	57,810.00	1.76%
SB Convertible Fund	344.00	0.19%
Smith Barney Dividend and Income Fund	None	0.00%
Smith Barney Diversified Strategic Income Fund	None	0.00%
Smith Barney Exchange Reserve Fund	None	0.00%
Smith Barney High Income Fund	None	0.00%
Smith Barney Municipal High Income Fund	None	0.00%
Smith Barney Total Return Bond Fund	None	0.00%
Smith Barney Small Cap Core Fund, Inc.	None	0.00%
Smith Barney Money Funds—Cash Portfolio	None	0.00%
Smith Barney Money Funds—Government Portfolio	None	0.00%
Smith Barney Fundamental Value Fund Inc.	184,485.00	3.11%
Greenwich Street Series—Appreciation Portfolio	920.00	0.12%
Greenwich Street Series—Capital and Income Portfolio	None	0.00%
Greenwich Street Series—Diversified Strategic Income Portfolio	None	0.00%
Greenwich Street Series—Salomon Brothers Variable Growth & Income Fund	355.00	1.69%
Greenwich Street Series—Equity Index Portfolio	None	0.00%
Greenwich Street Series—Salomon Brothers Variable Aggressive Growth Fund	None	0.00%
Greenwich Street Series—Intermediate High Grade Portfolio	None	0.00%
Greenwich Street Series—Fundamental Value Portfolio	28,772.00	2.71%
Smith Barney Managed Municipals Fund Inc.	None	0.00%
Smith Barney California Municipals Fund Inc.	None	0.00%
Smith Barney New Jersey Municipals Fund Inc.	None	0.00%
Smith Barney Oregon Municipals Fund	None	0.00%
Smith Barney Arizona Municipals Fund Inc.	None	0.00%
Smith Barney Core Plus Bond Fund Inc.	None	0.00%
Smith Barney Financial Services Fund	None	0.00%
Smith Barney Health Sciences Fund	None	0.00%
Smith Barney Technology Fund	None	0.00%
Smith Barney Massachusetts Municipals Fund	None	0.00%
Smith Barney Classic Values Fund	None	0.00%
Smith Barney Intermediate Maturity California Municipals Fund	None	0.00%
Smith Barney Intermediate Maturity New York Municipals Fund	None	0.00%
Smith Barney Large Capitalization Growth Fund	None	0.00%
Smith Barney S&P 500 Index Fund	None	0.00%
Smith Barney Mid Cap Core Fund	8,195.00	0.24%
Smith Barney Appreciation Fund Inc.	6,310.00	0.11%
Smith Barney Inflation Management Fund	None	0.00%
Smith Barney International All Cap Growth Portfolio	None	0.00%
Travelers Series Funds—SB Adjustable Rate Income Portfolio	None	0.00%
Travelers Series Funds—Smith Barney Aggressive Growth Portfolio	None	0.00%

Fund	Aggregate Commissions Paid to Legg Mason or Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Legg Mason or Affiliated Brokers
Travelers Series Funds—Smith Barney High Income Portfolio	None	0.00%
Travelers Series Funds—Smith Barney International All Cap Growth Portfolio	None	0.00%
Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio	3,750.00	2.83%
Travelers Series Funds—Smith Barney Large Cap Value Portfolio	6,169.35	1.10%
Travelers Series Funds—Smith Barney Mid Cap Core Portfolio	712.50	0.23%
Travelers Series Funds—Smith Barney Money Market Portfolio	None	0.00%
Travelers Series Funds—Social Awareness Stock Portfolio	None	0.00%
SB Adjustable Rate Income Fund	None	0.00%
Managed Municipals Portfolio Inc.	None	0.00%
Municipal High Income Fund Inc.	None	0.00%
Citigroup Investments Corporate Loan Fund Inc.	None	0.00%
Real Estate Income Fund Inc.	5,096.00	13.29%
Zenix Income Fund Inc.	None	0.00%
Managed High Income Portfolio Inc.	None	0.00%
Smith Barney International Fund	None	0.00%
Smith Barney Dividend Strategy Fund	None	0.00%
SB Growth and Income Fund	45,144.00	2.27%
Smith Barney Premier Selections All Cap Growth Portfolio	910.00	1.09%
Smith Barney Growth and Income Portfolio	2,503.00	2.26%
SB Government Portfolio	None	0.00%
Smith Barney Dividend Strategy Portfolio	None	0.00%
Smith Barney Diversified Large Cap Growth Fund	None	0.00%
Smith Barney Small Cap Growth Opportunities Fund	2,450.20	0.96%
Smith Barney International Large Cap Fund	None	0.00%
Smith Barney Capital Preservation Fund	None	0.00%
Smith Barney Capital Preservation Fund II	None	0.00%
Smith Barney Short Duration Municipal Income Fund	None	0.00%
Salomon Brothers National Tax Free Bond Fund	None	0.00%
Salomon Brothers California Tax Free Bond Fund	None	0.00%
Salomon Brothers New York Tax Free Bond Fund	None	0.00%
Salomon Brothers Mid Cap Fund	None	0.00%
Smith Barney Small Cap Growth Opportunities Portfolio	2,430.55	0.73%
Citi Premium Liquid Reserves	None	0.00%
Citi Premium U.S. Treasury Reserves	None	0.00%
Citi Institutional Liquid Reserves	None	0.00%
Citi Institutional Cash Reserves	None	0.00%
Citi Institutional U.S. Treasury Reserves	None	0.00%
Citi Institutional Tax Free Reserves	None	0.00%
Citi Institutional Enhanced Income Fund	None	0.00%
Smith Barney Emerging Markets Equity Fund	None	0.00%
Citi Cash Reserves	None	0.00%
Citi U.S. Treasury Reserves	None	0.00%
Citi Tax Free Reserves	None	0.00%
Citi California Tax Free Reserves	None	0.00%
Citi Connecticut Tax Free Reserves	None	0.00%
Citi New York Tax Free Reserves	None	0.00%

Appendix J

Directors and Principal Officers of Advisers and Subadvisers

Citi Fund Management Inc.

Name	Position with CFM
Robert P. Wallace	Director
R. Jay Gerken	Chairman, President and Chief Executive Officer
Terrence Murphy	Chief Financial Officer
Andrew T. Beagley	Chief Compliance Officer
Robert B. Shepler	Director
Thomas C. Mandia	Secretary
Harry D. Cohen	Chief Investment Officer

Salomon Brothers Asset Management Inc

Name	Position with SBAM
Peter J. Wilby	Director
Michael F. Rosenbaum	General Counsel—Citigroup Asset Management
Jeffrey S. Scott	Chief Compliance Officer
Evan L. Merberg	Director
Michael Even	Director
George Shively	Secretary
Scott Freidenrich	Treasurer

Smith Barney Fund Management LLC

Name	Position with SBFM
Robert P. Wallace	Director
R. Jay Gerken	Chairman, President and Chief Executive Officer
Terrence Murphy	Chief Financial Officer
Andrew T. Beagley	Chief Compliance Officer
Robert B. Shepler	Director
Thomas C. Mandia	Secretary
Harry D. Cohen	Chief Investment Officer

TIMCO Asset Management, Inc.

(formerly known as The Travelers Investment Management Company)

Name	Position with TIMCO
Michael J. Day	Treasurer
Michael F. Rosenbaum	Secretary
Daniel J. Bukowski	Chairman of the Board and Director
Andrew T. Beagley	Chief Compliance Officer
Daniel B. Willey	President, Chief Executive Officer and Director
Gloria G. Williams	Director

Citigroup Asset Management Limited

Name	Position with CAM Ltd.
Linda M. Davies	Chief Legal Officer, European Management Committee Member for the Investment Adviser
Richard P. McNamara	Director
Michael P. McElroy	Director, Chief Equity Investment Officer and European Management Committee Member for the Investment Advisor
John M. Nestor	Business Head of Citigroup Asset Management Europe and Director—EMEA and European Management Committee Member for the Investment Adviser
Ursula Schliessler	Director, Sales & Marketing Business Director—EMEA and European Management Committee Member for the Investment Adviser
Paula D. Marsh	Chief Compliance Officer, European Management Committee Member for the Investment Adviser
Margaret Adams	Chief Operations Officer, European Management Committee Member for the Investment Adviser
Stuart G. Berry	Chief Technology Officer, European Management Committee Member for the Investment Adviser
Annette Sheridan	Chief Human Resources Officer, European Management Committee Member for the Investment Adviser
Glenn Galloway	Chief Financial Officer, European Management Committee Member for the Investment Adviser
Winifred E. Robbins	Chief London Fixed Income Officer, European Management Committee Member for the Investment Adviser
Paul A. Ehrhardt	Business Manager—Investments, European Management Committee Member for the Investment Adviser
Evan L. Merberg	Global Head of Institutional and International Retail, European Management Committee Member for the Investment Adviser

Citigroup Alternative Investments LLC

Name	Position with CAI
Michael A. Carpenter	Chief Executive Officer
Michael K. Neborak	Chief Financial Officer
Richard P. Roelofs	Chief Compliance Officer
James C. Zelter	Chief Investment Officer
Millie Kim	Chief Legal Officer
Robert A. Case	Chief Administrative Officer

Hansberger Global Investors, Inc.

Name	Position with Hansberger
Thomas L. Hansberger	Chairman, Chief Executive Officer and Treasurer
Jerald C. Jackson	Senior Vice President, General Counsel, Director and Assistant Secretary
Wesley E. Freeman	Director
Thomas A. Christensen	Chief Financial Officer
Neil E. Riddles	Chief Operating Officer
Ronald W. Holt	Director, President and Managing Director of Research
Thomas R. H. Tibbles	Chief Investment Officer—Growth Team and Managing Director
Lauretta A. Reeves	Chief Investment Officer—Value Team and Managing Director
David Lemanski	Chief Administrative Officer
Susan H. Moore-Wester	Chief Compliance Officer

Olstein & Associates L.P.

Name	Position with Olstein
Robert A. Olstein	Chairman, Chief Executive Officer and Chief Investment Officer
Erik K. Olstein	President and Chief Operating Officer
Michael Luper	Executive Vice President and Chief Financial Officer
James B. Kimmel	Vice President, General Counsel and Chief Compliance Officer
Olstein Advisors, LLC	General Partner

AEW Management & Advisors LP

Name	Position with AEW
James J. Finnegan	Chief Compliance Officer, Principal
Jeffrey D. Furber	Principal
Matthew A. Troxell	Principal
AEW Investment Group Inc.	General Partner

Causeway Capital Management LLC

Name	Position with Causeway
Gracie V. Fermelia	Chief Operating Officer, Chief Compliance Officer, Elected Manager and Member
Sarah H. Ketterer	Chief Executive Officer, Portfolio Manager, Elected Manager and Member
Harry W. Hartford	President, Portfolio Manager, Elected Manager and Member
Robert L. Burch	Elected Manager
Turner Swan	General Counsel and Member
Kathleen G. Reiland	Elected Manager

Appendix K

Other Funds Advised by Advisers and Subadvisers

The following table lists certain information regarding funds for which each Adviser or Subadviser provides investment advisory or subadvisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Adviser/ Subadviser	Net Assets ($)	Management Fee (as a percentage of average daily net assets) (%)(1)		Management Fee (after waivers, if any) ($)
Salomon Brothers Capital Fund Inc	SBAM	1,603,078,571	Less than $100 million More than $100 million but less than $200 million	1.00 0.75	8,952,896
			More than $200 million but less than $400 million	0.625
			More than $400 million	0.50
Salomon Brothers Investors Value Fund Inc(2)	SBAM	1,913,343,038	First $350 million Next $150 million	0.650 0.550	9,383,345
			Next $250 million	0.525
			Next $250 million	0.500
			Over $1 billion	0.450
Salomon Brothers Opportunity Fund Inc	SBAM	130,724,873	First $1 billion Next $1 billion	0.750 0.725	1,079,060
			Next $3 billion	0.700
			Next $5 billion	0.675
			Over $10 billion	0.650
Salomon Brothers All Cap Value Fund	SBAM	12,803,008	First $1.50 billion Next $0.50 billion	0.75 0.70	None	*
			Next $0.50 billion	0.65
			Next $1.00 billion	0.60
			Over $3.50 billion	0.50
Salomon Brothers Balanced Fund	SBAM	121,907,081	0.55		502,706	*
Salomon Brothers Cash Management Fund	SBAM	19,552,587	0.20		None	*
Salomon Brothers High Yield Bond Fund	SBAM	2,193,420,023	First $1.00 billion Next $1.00 billion	.800 .775	14,604,203
			Next $3.00 billion	.750
			Over $5.00 billion	.700
Salomon Brothers Institutional Money Market Fund	SBAM	30,326,004	0.20		None	*
Salomon Brothers Large Cap Growth Fund	SBAM	6,895,645	First $1.00 billion Next $1.00 billion	.750 .725	None	*
			Next $3.00 billion	.700
			Next $5.00 billion	.675
			Over $10.00 billion	.650
Salomon Brothers New York Municipal Money Market Fund	SBAM	76,095,033	0.20		148,156

Fund	Adviser/ Subadviser	Net Assets ($)	Management Fee (as a percentage of average daily net assets) (%)		Management Fee (after waivers, if any) ($)
Salomon Brothers Short/Intermediate U.S. Government Fund	SBAM	122,659,464	First $1.00 billion Next $1.00 billion Next $3.00 billion	.550 .525 .500	268,946	*
			Next $5.00 billion	.475
			Over $10.00 billion	.450
Salomon Brothers Small Cap Growth Fund	SBAM	482,250,814	0.70		2,624,602	*
Salomon Brothers Strategic Bond Fund	SBAM	190,273,803	First $1.00 billion Next $1.00 billion	0.650 0.625	1,447,694
			Next $3.00 billion	0.600
			Next $5.00 billion	0.575
			Over $10.00 billion	0.550
Salomon Brothers Variable All Cap Fund	SBAM	347,160,691	First $1.5 billion Next $500 million	0.750 0.700	2,570,048
			Next $500 million	0.650
			Next $1 billion	0.600
			Over $3.5 billion	0.500
Salomon Brothers Variable High Yield Bond Fund	SBAM	55,033,460	First $1.00 billion Next $1.00 billion	0.800 0.775	269,730	*
			Next $3.00 billion	0.750
			Over $5.00 billion	0.700
Salomon Brothers Variable Investors Fund	SBAM	364,909,856	0.65		2,234,173	*
Salomon Brothers Variable Large Cap Growth Fund	SBAM	16,056,932	First $1.00 billion Next $1.00 billion	0.750 0.725	14,673	*
			Next $3.00 billion	0.700
			Next $5.00 billion	0.675
			Over $10.00 billion	0.650
Salomon Brothers Variable Small Cap Growth Fund	SBAM	66,350,063	0.75		389,537
Salomon Brothers Variable Strategic Bond Fund	SBAM	102,738,817	First $1.00 billion Next $1.00 billion	0.650 0.625	736,683
			Next $3.00 billion	0.600
			Next $5.00 billion	0.575
			Over $10.00 billion	0.550
Salomon Brothers Variable Total Return Fund	SBAM	91,628,188	First $1.00 billion Next $1.00 billion	0.750 0.725	712,548	*
			Next $3.00 billion	0.700
			Next $5.00 billion	0.675
			Over $10.00 billion	0.650
Salomon Brothers Institutional Emerging Markets Debt Fund	SBAM	72,787,929	0.70		261,328	*
Salomon Brothers Institutional High Yield Bond Fund	SBAM	143,429,775	0.50		418,067	*

Fund	Adviser/ Subadviser	Net Assets ($)	Management Fee (as a percentage of average daily net assets) (%)		Management Fee (after waivers, if any) ($)
The Salomon Brothers Fund Inc(2)	SBAM	1,504,803,805	First $350 million Next $150 million	0.650 0.550	7,537,325
			Next $250 million	0.525
			Next $250 billion	0.500
			Over $1 billion	0.450
Salomon Brothers Capital and Income Fund Inc.	SBAM	614,323,888	0.85		4,095,738
Salomon Brothers Emerging Markets Debt Fund Inc.	SBAM	525,374,753	0.85		5,359,146
Salomon Brothers Emerging Markets Income Fund Inc.(3)	SBAM	66,821,185	1.05		689,219
Salomon Brothers Emerging Markets Income Fund II Inc.(3)	SBAM	311,714,134	1.05		3,484,368
Salomon Brothers Emerging Markets Floating Rate Fund Inc.(3)	SBAM	61,024,828	1.05		603,725
Salomon Brothers Global High Income Fund Inc.	SBAM	442,892,395	0.85		4,772,770
Salomon Brothers Global Partners Income Fund Inc.(3)	SBAM	184,936,113	1.05		1,911,635
Salomon Brothers High Income Fund Inc(3)	SBAM	55,105,540	0.70		370,022
Salomon Brothers High Income Fund II Inc(3)	SBAM	861,634,864	0.80		12,463,760
Salomon Brothers Inflation Management Fund Inc.	SBAM	190,115,296	0.60		486,915
Salomon Brothers Municipal Partners Fund Inc.(3)	SBAM	88,261,710	0.55		704,546
Salomon Brothers Municipal Partners Fund II Inc.(3)	SBAM	87,037,353	0.55		740,152
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc(3)	SBAM	364,960,967	0.60		2,200,455
Salomon Brothers Variable Rate Strategic Fund Inc.	SBAM	157,589,800	0.75		487,293
Salomon Brothers Worldwide Income Fund Inc.(3)	SBAM	201,181,592	0.90		1,751,927
IDEX Salomon All Cap	SBAM	654,638,119	0.42		2,463,301
IDEX Salomon Investors Value	SBAM	432,745,469	0.43		1,198,851
AEGON/TRANSAMERICA SERIES TRUST—Salomon All Cap Portfolio	SBAM	2,439,897	0.28		2,439,897
Seasons Series Small Cap Portfolio	SBAM	None	0.50		None
Seasons Series Strategic Fixed Income Portfolio	SBAM	None	0.41		None
Maxim Salomon High Yield Bond Portfolio	SBAM	149,105	0.39		149,105
Harbor Capital Group Trust for Defined Benefit Plans	SBAM	None	0.35		None
ING Salomon Brothers Investors Value—Portfolio	SBAM	213,780,277	0.42		640,608

Fund	Adviser/ Subadviser	Net Assets ($)	Management Fee (as a percentage of average daily net assets) (%)	Management Fee (after waivers, if any) ($)
ING Salomon Brothers All Cap Portfolio	SBAM	523,723,268	0.41	2,026,733
ING Salomon Brothers Aggressive Growth Portfolio	SBAM	None	0.35	None
ING Salomon Brothers Investors Value Portfolio	SBAM	78,011,365	0.43	269,748
ING Salomon Brothers Large Cap Growth Portfolio	SBAM	66,509,174	0.35	None
ING Salomon Brothers Aggressive Growth Portfolio	SBAM	915,614,815	0.33	2,352,259
ING Salomon Brothers Fundamental Value Portfolio	SBAM	69,292,475	0.43	240,193
SB/JNL US Government Bond & Quality Bond Series	SBAM	197,826,924	0.21	474,275
SB/JNL Strategic Bond Series	SBAM	236,848,413	0.33	772,836
SB/JNL High Yield Bond Series	SBAM	284,926,288	0.28	240,607
LVIP Core Fund	SBAM	ANA	0.45	None
JHT U.S. Government Securities Trust, Formerly called MIT	SBAM	736,602,828	0.16	1,202,798
JHT Strategic Bond Trust, Formerly called MIT	SBAM	948,314,793	0.24	1,831,322
JHT Special Value Trust, Formerly called MIT	SBAM	34,318,840	0.55	132,272
JHT High Yield Trust, Formerly called MIT	SBAM	1,449,077,222	0.23	2,224,543
Mass Mutual Strategic Balanced Fund	SBAM	153,274,653	0.37	112,896
Metropolitan Series Fund, Inc. Salomon Brothers Strategic Bond Opportunities Portfolio	SBAM	344,411,363	0.28	767,845
Metropolitan Series Fund, Inc. Salomon Brothers U.S. Government Portfolio	SBAM	304,611,201	0.18	561,171
Pacific Select Large-Cap Value Portfolio	SBAM	2,757,928,020	0.25	5,433,581
PF Salomon Brothers Large-Cap Value Fund	SBAM	52,525,503	0.45	157,920
Prudential Series Fund, Inc—Equity Fund	SBAM	1,052,149,628	0.19	919,727
Prudential Strategic Partners Focused Value Fund	SBAM	81,210,153	0.50	307,488
Heritage Income Trust, High Yield Bond Fund	SBAM	83,290,499	0.30	278,725
Security Municipal Bond Fund	SBAM	13,981,685	0.22	38,560
USAZ Salomon Brothers Large Cap Growth Fund	SBAM	ANA	0.45	None
USAZ Salomon Brothers Small Cap Growth Fund	SBAM	ANA	0.60	None
WM Advisors Trust Growth Fund	SBAM	ANA	0.6	None
WM Advisors Variable Trust Growth Fund	SBAM	ANA	0.36	None
Scudder Salomon Aggressive Growth Portfolio	SBAM	None	0.425	None

Fund	Adviser/ Subadviser	Net Assets ($)	Management Fee (as a percentage of average daily net assets) (%)	Management Fee (after waivers, if any) ($)
CitiStreet Diversified Bond Fund	SBAM	289,233,283	0.35 for the first $50 million in assets, plus 0.30 for the next $50 million in assets, plus 0.25 for assets over $100 million	741,901
CitiStreet Large Company Stock Fund	SBFM	255,625,227	0.45 for the first $45 million in assets, plus 0.35 for assets over $45 million	848,529
Consulting Group Capital Markets Funds—Large Capitalization Value Equity Investments Portfolio	SBFM	1,303,797,951	0.60	7,270,312
Consulting Group Capital Markets Funds—Large Capitalization Growth Investments Portfolio	SBFM	1,216,788,019	0.60	7,163,802
Consulting Group Capital Markets Funds—Small Capitalization Value Equity Investments Portfolio	SBFM	429,400,330	0.80	3,406,859
Consulting Group Capital Markets Funds—Small Capitalization Growth Investments Portfolio	SBFM	317,912,818	0.80	3,586,065
Consulting Group Capital Markets Funds—International Equity Investments Portfolio	SBFM	588,556,218	0.70	3,965,557
Consulting Group Capital Markets Funds—Emerging Markets Equity Investments Portfolio	SBFM	188,084,707	0.90	1,857,805
Consulting Group Capital Markets Funds—Government Money Investments Portfolio	SBFM	93,874,836	0.15	None
Consulting Group Capital Markets Funds—Core Fixed Income Investments Portfolio	SBFM	480,807,922	0.65	1,438,101
Consulting Group Capital Markets Funds—High Yield Investments Portfolio	SBFM	239,650,056	0.70	1,280,911
Consulting Group Capital Markets Funds—Municipal Bond Investments Portfolio	SBFM	33,894,699	0.40	120,448
Consulting Group Capital Markets Funds—International Fixed Income Investments	SBFM	116,411,818	0.50	566,210
Salomon Brothers Strategic Bond Fund	CAM Ltd.	190,273,803	0.75 multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund	1,447,694
Salomon Brothers Variable Strategic Bond Fund	CAM Ltd.	102,738,817	0.75 multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund	736,683

Fund	Adviser/ Subadviser	Net Assets ($)		Management Fee (as a percentage of average daily net assets) (%)	Management Fee (after waivers, if any) ($)
Salomon Brothers Global High Income Fund Inc.	CAM Ltd.	442,892,395		0.85 multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund	4,772,770
Salomon Brothers Variable Rate Strategic Fund Inc.	CAM Ltd.	157,598,800		0.75 multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund	487,293
Causeway International Value Fund	Causeway	1,739,340,000		0.80	8,679,898
American Beacon International Equity Fund	Causeway	1,800,665,000	(4)	0.20 of the first $750 million 0.15 thereafter	1,001,618
Nations International Equity Fund	Causeway	1,240,770,000	(4)	0.43	2,033,622	(5)
The Olstein Financial Alert Fund	Olstein	1,935,973,156		1.00	19,539,022
Real Estate Income Fund	AEW	297,890,176		0.40 first $100 million 0.35 next $100 million 0.30 thereafter	938,913
AEW Real Estate Income Fund	AEW	77,065,504		0.80	465,228	*
Citigroup Alternative Investment Multi-Adviser Hedge Funds Portfolios	CAI	141,219,125		2.25 (Series G) 2.00 (Series M)	None

ANA	—	Assets not available for Fund’s last fiscal year end because the Adviser/Subadviser was not managing/subadvising the Fund at that time.
*	Reflects Management Fee after waivers.
(1)	For Affiliated Subadvisers, fee information listed in the column includes, where applicable, recently approved reductions in fees that are to take effect on varying dates on or prior to November 1, 2005.
(2)	The base fee for Salomon Brothers Investors Value Fund Inc and Salomon Brothers Fund Inc may be increased or decreased based on the performance of the applicable Fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the applicable Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the base fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the applicable Fund for the one year period preceding the end of the calendar quarter. However, there will be no performance adjustment unless the investment performance of the applicable Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the applicable Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.
(3)	Management fees based on average weekly net assets.
(4)	Causeway provides investment advice with respect to only a portion of the Fund’s assets.
(5)	Causeway was a subadviser to the Fund for only a portion of the Fund’s last fiscal year.

Appendix L

Comparison of Terms of Subadvisory Agreements with Affiliated Subadvisers

Appendix L contains two charts comparing the principal terms of the Current Subadvisory Agreements with the corresponding terms of the proposed New Subadvisory Agreement for each of the Funds with an Affiliated Subadviser. Funds are grouped on a chart based on similarities in their Current Subadvisory Agreement and you should look for the chart or charts containing a comparison of the Agreements for your Fund or Funds, as the case may be.

You should note that the charts contain only a description of the principal provisions of the Current Subadvisory Agreements and may not include all of the terms of those Agreements, or the exact wording of those provisions described. The name of the specific Affiliated Subadviser, the amount of compensation and dates of effectiveness and term of the Current Subadvisory Agreements have been omitted. You can find the date of effectiveness and the compensation payable under the Agreements in Appendix F.

For the purposes of the description of the provisions of the Current Subadvisory Agreements, you should note that many of the terms used in your Current Subadvisory Agreement may have been changed for the sake of consistency. For example, reference to a “Series” “Trust” or “Portfolio” have been disregarded in favor of the consistent use of the term “Fund,” references to “Sub-manager” or “Investment Sub-Adviser” have been disregarded in favor of the consistent use of the term “Subadviser,” references to “Directors” and “Trustees” have been disregarded in favor of the consistent use of the term “Board,” and references to “Articles of Incorporation”, “Charter,” Declaration of Trust and “Master Trust Agreement” have been disregarded in favor of “governing documents.” In addition, grammatical differences, such as the use of singular versus plural, have been disregarded.

The complete text of the form of New Subadvisory Agreement with Affiliated Subadvisers is included in Appendix M-1 and you should refer to that Appendix for the complete terms of the Agreement. If your Fund has a Third Party Subadviser, the complete text of the New Subadvisory Agreements with those Subadvisers are included on Appendices M-2, M-3, M-4 and M-5.

Chart 1

Fund	Affiliated Subadviser
SB Convertible Fund	Salomon Brothers Asset Management Inc
SB Capital and Income Fund	Salomon Brothers Asset Management Inc
Citigroup Investments Corporate Loan Fund Inc.	Citigroup Alternative Investments LLC
Greenwich Street Series Funds—Diversified Strategic Income Portfolio	Citigroup Asset Management Limited
Smith Barney Diversified Strategic Income Fund	Citigroup Asset Management Limited
Smith Barney Financial Services Fund	Citigroup Asset Management Limited
Smith Barney Health Sciences Fund	Citigroup Asset Management Limited
Smith Barney Technology Fund	Citigroup Asset Management Limited
Smith Barney Core Plus Bond Fund Inc.	Citigroup Asset Management Limited
Smith Barney Real Return Strategy Fund	Citigroup Asset Management Limited TIMCO Asset Management, Inc.

Current Subadvisory Agreement	New Subadvisory Agreement

Investment Management Services. Subject to the supervision, direction and approval of the Fund’s Board and the Manager, the Subadviser is responsible for conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of those assets of the Fund the Subadviser has been engaged to manage. More specifically, the Subadviser is to: (a) manage the Fund’s holdings in accordance with the Fund’s investment objectives and policies as stated in the Fund’s governing documents and its Prospectus and Statement of Additional Information; (b) make investment decisions concerning for the Fund; (c) place purchase and sale orders for portfolio transactions for assets on behalf of the Fund; and (d) employ professional portfolio and securities analysts who provide research services to the Fund.

Additionally, the Agreements for Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund and Smith Barney Real Return Strategy Fund provide that the Subadviser will: (a) furnish the Subadviser with information concerning portfolio transactions and Fund performance reports and to discuss the Fund and its management with the Fund’s Board and Manager; (b) unless otherwise instructed by the Manager, use its good faith judgment in a manner it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited with respect to securities in which the Fund is invested; (c) maintain and preserve such records related to the Fund’s transactions as are required under the 1940 Act and furnish to the Manager such records and all reasonably requested information regarding the services provided by the Subadviser; and (d) maintain compliance procedures for the Fund that it believes are adequate to comply with the 1940 Act and the Fund’s investment objectives and policies. Under those Agreements, the Subadviser also states that it has adopted a written code of ethics that it believes to comply with the requirements of the 1940 Act, as well as other written policies and procedures reasonably designed to prevent the misused of material, nonpublic information by the Subadviser or associated persons.

Investment Management Services. Subject to the supervision of the Fund’s Board and the Manager, the Subadviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for that portion of the Fund’s asset allocated to the Subadviser (the “Allocated Assets”).

With respect to the Allocated Assets, the Subadviser will determine what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Subadviser. Subject to applicable provisions of the 1940 Act, the investment program to be provided under the Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Subadviser is also responsible for exercising voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Subadviser may delegate to any affiliated companies or to specified employees of any such companies, certain of the Subadviser’s duties under the Agreement, as long as the Subadviser supervises the activities of each entity or employees. Such delegation does not relieve the Subadviser of any of its duties or obligations under the Agreement and any such arrangements must be entered into in accordance with the requirements of the 1940 Act.

Current Subadvisory Agreement	New Subadvisory Agreement
The Agreements for Smith Barney Real Return Strategy Fund further provide that (a) when engaging in transactions for the Fund with any adviser to any other fund under common control with the Fund, the Subadviser and its affiliates will not consult with the other adviser and (b) the Subadviser will assist the Fund in determining or confirming, consistent with the Fund’s procedures and policies, the value of any portfolio securities or other assets of the Fund when requested.

Brokerage Transactions. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Subadviser is required to seek the best overall terms available, taking into consideration factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. The Subadviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Subadviser or its affiliates exercise investment discretion.

The Agreements for Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund and Smith Barney Real Return Strategy Fund further state that the Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. Such Agreements also state that, in purchasing or selling investments for the Fund, the Subadviser may enter into transactions with itself or its affiliates, if permitted by law.

Brokerage Transactions. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. Not specifically addressed in this Agreement.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any

Current Subadvisory Agreement	New Subadvisory Agreement
securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

Expenses. The Subadviser will bear all expenses in connection with the performance of its services. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory, subadvisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Fund’s legal existence and shareholder relations.	Expenses. The Subadviser, at its own expense, is responsible for supplying the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser under the Agreement. The Subadviser will also bear all expenses in connection with its responsibilities under the Agreement, and will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Except for these expenses, the Subadviser is not responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers.

Current Subadvisory Agreement	New Subadvisory Agreement
No Board member, Fund officer or employee is to receive from the Fund any salary or other compensation for service as such, if he or she is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This restriction does not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

Fees. The Manager pays the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, a fee, a monthly fee based on the average daily net assets of those assets of the Fund the Subadviser has been engaged to manage. (The subadvisory fee payable to each Subadviser is listed in Appendix F). The fee will be pro rated in the event that the subadvisory Agreement is terminated prior to the end of a monthly period.

Under the Agreements for Citigroup Investments Corporate Loan Fund Inc., Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund and Smith Barney Technology Fund, the Subadviser agrees to reduce or waive its fee, as applicable, in proportion to any reduction or waiver of the fee payable by the Fund to the Manager.

Fees. For the services performed and the facilities furnished and expenses assumed by the Subadviser, the Manager pays the Subadviser a fee, computed daily at an annual rate of (the contractual fee for each Fund is listed in Appendix F). If the Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Subadviser. The Subadviser must exercise its best judgment in rendering services to the Fund and is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund and the Manager, except a loss resulting by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser’s reckless disregard of its obligations and duties to the Fund.	Limitation of Liability of the Subadviser. The Subadviser assumes no responsibility under the Agreement other than to render the services described in the Agreement, in good faith, and is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. For these purposes, the term “Subadviser” includes its affiliates, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

Activities of Subadviser. The investment advisory services provided by the Subadviser are not exclusive to the Fund, and the Subadviser and its personnel are free to render investment advice to other investment companies and to engage in any other business or render services of any kind to any other person or entity.	Activities of Subadviser. The Subadviser and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Whenever the Fund and one or more other investment companies advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company, even though in some cases this procedure may adversely affect the size of the position obtainable for the Fund.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser, in accordance with applicable laws and regulations and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

Current Subadvisory Agreement	New Subadvisory Agreement

Duration, Termination and Amendments. The Agreement has an initial two-year term and continues thereafter so long as the continuance of the Agreement is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Agreement may be terminated, without penalty, on 60 days’ written notice, by the Fund’s Board or by vote of holders of a majority of the Fund’s shares, or upon 60 days’ written notice by the Subadviser (and also by the Manager, in the case of the Agreements for Smith Barney Real Return Strategy Fund), except that the Agreements for Citigroup Investments Corporate Loan Fund Inc., Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund and Smith Barney Technology Fund require the Subadviser to provide 90 days’ written notice. The Agreement will also terminate automatically in the event of its assignment.

The Agreement does not specifically address amendment of the Agreement.

Duration, Termination and Amendments. The Agreement has an initial term of two years and continues thereafter, if not terminated, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, or at any time upon the mutual written consent of the Manager and the Subadviser. The Agreement automatically terminates in the event of its assignment by the Subadviser and is not assignable by the Fund without the consent of the Subadviser.

Any material amendment of the Agreement must be approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. Not specifically addressed in the Agreement.	Claims Against the Fund. The Subadviser agrees that it will look only to assets of the Fund for satisfaction of any claim by it against the Fund or in connection with services rendered under the Agreement and that will have no claim against the assets of any other portfolios of the [Trust/Corporation].

Chart 2

Fund	Affiliated Subadviser
Smith Barney International Fund	Citigroup Asset Management Limited
Smith Barney International Large Cap Fund	Citigroup Asset Management Limited
Smith Barney Emerging Markets Equity Fund	Citigroup Asset Management Limited

Current Subadvisory Agreement	New Subadvisory Agreement

Investment Management Services. The Subadviser is responsible for providing the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper management of the portion of the Fund’s investment assets as the Manager may designate from time to time. However, the Manager retains all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Fund. The Subadviser is responsible for furnishing continuously an investment program and for determining from time to time what securities should be purchased, sold or exchanged and what portion of the assets of the Fund allocated by the Manager to the Subadviser should be held uninvested, subject always to the restrictions of the Fund’s governing documents and registration statement, the provisions of the 1940 Act and any restrictions imposed by the Fund’s Board or the Manager. Additionally, the Subadviser is required to notify the Manager in advance of the Subadviser’s intention to purchase any securities, unless the Manager waives this requirement.

The Subadviser shall also, as requested, make recommendations to the Manager regarding the voting of proxies or the exercise of similar voting or consent rights pertaining to the Fund’s portfolio securities.

Investment Management Services. Subject to the supervision of the Fund’s Board and the Manager, the Subadviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for that portion of the Fund’s asset allocated to the Subadviser (the “Allocated Assets”).

With respect to the Allocated Assets, the Subadviser will determine what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Subadviser. Subject to applicable provisions of the 1940 Act, the investment program to be provided under the Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Subadviser is also responsible for exercising voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Subadviser may delegate to any affiliated companies or to specified employees of any such companies, certain of the Subadviser’s duties under the Agreement, as long as the Subadviser supervises the activities of each entity or employees. Such delegation does not relieve the Subadviser of any of its duties or obligations under the Agreement and any such arrangements must be entered into in accordance with the requirements of the 1940 Act.

Brokerage Transactions. The Subadviser will place orders for the purchase or sale of securities for the Fund’s account with the brokers or dealers selected by it. Brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a	Brokerage Transactions. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds

Current Subadvisory Agreement	New Subadvisory Agreement
broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Fund’s Board, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board, if it determines that the use of such brokers and/or dealers is in the best interest of the Fund.	and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. In purchasing or selling investments for the Fund, the Subadviser may enter into transactions with itself or its affiliates, if permitted by law. However, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter or distributor of the Fund, as principals in making purchases or sales of securities or other property for the account of a Fund, except in each case as permitted by the 1940 Act and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the governing documents and the Fund’s Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

Expenses. The Subadviser is required to furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. The Fund will pay all other expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not “affiliated persons” of the Manager; governmental fees; interest charges; brokerage fees and commissions; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, service agent, registrar or dividend disbursing agent; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of	Expenses. The Subadviser, at its own expense, is responsible for supplying the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser under the Agreement. The Subadviser will also bear all expenses in connection with its responsibilities under the Agreement, and will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Except for these expenses, the Subadviser is not responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in

Current Subadvisory Agreement	New Subadvisory Agreement
preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund’s Trustees and of the Fund’s shareholders; expenses relating to the registration and qualification of shares of beneficial interest of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund may be a party and any related legal obligation which the Fund may have to indemnify its Trustees and officers.

connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers.

No Board member, Fund officer or employee is to receive from the Fund any salary or other compensation for service as such, if he or she is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This restriction does not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

Fees. The Manager pays the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, a fee, a monthly fee based on the average daily net assets of those assets of the Fund the Subadviser has been engaged to manage. (The subadvisory fee payable to each Subadviser is listed in Appendix F). The fee will be pro rated in the event that the subadvisory Agreement is terminated prior to the end of a monthly period.	Fees. The Manager pays the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, a fee, computed daily at an annual rate of (the contractual fee for each Fund is listed in Appendix F). If the Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Subadviser. The Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties. The Fund	Limitation of Liability of the Subadviser. The Subadviser assumes no responsibility under the Agreement other than to render the services described in the Agreement, in good faith, and is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of

Current Subadvisory Agreement	New Subadvisory Agreement
has the right to enforce any obligations of the Subadviser under the Agreement and to recover directly from the Subadviser for any liability the Subadviser may have under the Agreement.	willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. For these purposes, the term “Subadviser” includes its affiliates, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

Activities of Subadviser. The investment advisory services provided by the Subadviser are not exclusive to the Fund, and the Manager and its personnel are free to render investment advice to other investment companies and to engage in any other business or render services of any kind to any other person or entity.	Activities of Subadviser. The Subadviser and its personnel may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Whenever the Fund and one or more other investment companies advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company, even though in some cases this procedure may adversely affect the size of the position obtainable for the Fund.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser, in accordance with applicable laws and regulations and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments. The Agreement has an initial two-year term and continues thereafter so long as the continuance of the Agreement is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Agreement may be terminated at any time without the payment of any penalty by (i) the Fund’s Board, (ii) the vote of a majority of the outstanding voting securities of the Fund, or (iii) the Manager, in each case on not more than 60 days’ nor less than 30 days’ written notice. The Agreement may also be terminated at any time without the payment of any penalty by the Subadviser on not less than 90 days’ written notice to the Manager. The Agreement will also terminate automatically in the event of its assignment.

Any amendment must be approved by the Subadviser and, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Duration, Termination and Amendments. The Agreement has an initial term of two years and continues thereafter, if not terminated, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, or at any time upon the mutual written consent of the Manager and the Subadviser. The Agreement automatically terminates in the event of its assignment by the Subadviser and is not assignable by the Fund without the consent of the Subadviser.

Any material amendment of the Agreement must be approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. Not specifically addressed in the Agreement.	Claims Against the Fund. The Subadviser agrees that it will look only to assets of the Fund for satisfaction of any claim by it against the Fund or in connection with services rendered under the Agreement and that will have no claim against the assets of any other portfolios of the [Trust/Corporation].

Appendix M-1

FORM OF NEW

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is made this          day of                     , 2005, by and between [NAME OF MANAGER], a Delaware [corporation/limited liability company] (the “Manager”) and [NAME OF SUBADVISER], a [            ] (the “Subadviser”).

WHEREAS, the Manager has been retained by [Trust/Corporation], a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the [Trust/Corporation] [with respect to certain series of the [Trust/Corporation];

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the [Trust/Corporation] [with respect to that series of the [Trust/Corporation] designated in Schedule A annexed hereto] (the “Fund”) and Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. In accordance with and subject to the Management Agreement between the [Trust/Corporation] and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as Subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

3. (a) Subject to the supervision of the [Trust/Corporation]’s Board of [Trustees/Directors] (the “Board”) and the Manager, Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the [Trust/Corporation’s Declaration of Trust/Articles of Incorporation], and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the [Trust/Corporation] to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

    (b) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4. The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

5. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6. (a) The Subadviser, at its expense, shall supply the Board, the officers of the [Trust/Corporation], and the Manager with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

    (b) The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

7. No member of the Board, officer or employee of the [Trust/Corporation] or Fund shall receive from the [Trust/Corporation] or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the [Trust/Corporation] or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the [Trust/Corporation] or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

11. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the [Trust’s /Corporation]’s Board and, if so required by the 1940 Act, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

14. The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the [Trust/Corporation].

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

16. This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

ATTEST:	[MANAGER]

By:	By:

ATTEST:	[SUBADVISER]

By:	By:

The foregoing is acknowledged:

The undersigned officer of the [Corporation/Trust] has executed this Agreement not individually but in his/her capacity as an officer of the [Corporation/Trust] [under the Declaration]. The [Corporation/Trust] does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

[CORPORATION/TRUST]

on behalf of

[Name of Fund]

By:

ANNEX I

(For entities regulated in the United Kingdom by the Financial Services Authority only)

This Annex I forms a part of the Subadvisory Agreement dated as of             by and between [NAME OF MANAGER], a Delaware [corporation/limited liability company] and [CITIGROUP ASSET MANAGEMENT LIMITED] (the “Subadviser”), an entity authorized and regulated in the United Kingdom by the Financial Services Authority (the “FSA”).

1.1 The Subadviser represents, warrants and covenants that it is authorized and regulated by the FSA.

The Subadviser has classified the [Trust/Corporation] as an Intermediate Customer as defined by the FSA Rules.

Appendix M-2

FORM OF SUBADVISORY AGREEMENT

Smith Barney Investment Funds Inc.

Hansberger Global Value Fund

[Date]

Hansberger Global Investors, Inc.

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Smith Barney Investment Funds (the “Company”), a corporation organized under the laws of the State of Maryland on behalf of the Smith Barney Hansberger Global Value Fund (the “Fund”) and [Manager] (the “Manager”), each confirms its agreement with Hansberger Global Investors Inc. (the “Sub-Adviser”), as follows:

1. Investment Description; Appointment

The Company desires to employ its capital relating to the Fund by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) and the statement of additional information (the “Statement”) filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form N-lA, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the “Board”). Copies of the Prospectus, the Statement, the Company’s Bylaws- (the “Bylaws”) and any policies or procedures adopted by the Board and in effect from time-to-time related to the Company and the Sub-Adviser (the “Procedures”) have been or will be submitted to the Sub-Adviser. The Company agrees promptly to provide copies of all amendments and supplements to the current Prospectus, the Statement, the Bylaws and Procedures to the Sub-Adviser on an on-going basis. Until the Company delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus, Statement, Bylaws and Procedures as previously furnished to the Sub-Adviser. The Company employs the Manager as the manager to the Portfolio pursuant to the Management Agreement dated October 23, 1997 (the “Management Agreement”), and the Company and the Manager desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Fund. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Services as Sub-Adviser

Subject to the supervision, direction and approval of the Board of the Company and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of the Fund’s assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Fund’s assets in accordance with the Fund’s investment objective(s) and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio.

In addition, (i) the Sub-Adviser shall furnish the Manager daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Fund in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Fund and discuss the management of it with the Manager and the Board of Directors of the Company.

(ii) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.

(iii) The Sub-Adviser shall maintain and preserve such records related to the Fund’s transactions as shall be required under the Investment Company Act of 1940, as amended (the “1940 Act”). The Manager shall maintain and preserve all books and other records not related to the Fund’s transactions as required under the 1940 Act and shall timely furnish to Sub-Adviser all information and copies of books and records reasonably requested by Sub-Adviser to comply with any request made in connection with a regulatory inspection. The Sub-Adviser shall timely furnish to the Manager all information relating to the Sub-Adviser’s services hereunder reasonably requested by the Manager to keep and preserve, the books and records of the Portfolio. The Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Company and the Sub-Adviser will surrender promptly to the Company copies of any of such records.

(iv) The Sub-Adviser shall maintain compliance procedures for the Portfolio that it reasonably believes are adequate to ensure the fund’s compliance with (A) the 1940 Act and the rules and regulations promulgated thereunder and (B) the Fund’s investment objective(s) and policies as stated in the Prospectus and Statement. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”). When engaging in transactions in securities or other assets for the Fund with any subadviser, including any subadviser that is a principal underwriter or an “affiliated person” (as defined in the 1940 Act) of a principal underwriter in connection with such transaction, to any other fund or portfolio under common control with the Company, the Sub-Adviser or any of its “affiliated” persons will not consult (other than for purposes of complying with Rule 12d3-1 (a) and (b)) with such other subadviser.

(v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Company. The Sub-Adviser has written policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by the Sub-Adviser or any person associated with the Sub-Adviser as required by Section 204A of the Advisers Act.

3. Brokerage

In selecting brokers or dealers (including, if permitted by applicable law, Smith Barney Inc. or any other broker or dealer affiliated with the Manager or the Sub-Adviser) to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

4. Information Provided to the Company and the Manager

The Sub-Adviser shall keep the Company and the Manager informed of developments materially affecting the Fund’s holdings, and shall, on its own initiative, furnish the Company and the Manager from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

5. Compensation

(i) In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Sub-Adviser an annual fee calculated at the rate of 0.50% of the Fund’s average daily net assets; the fee is calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Manager for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

(ii) The Sub-Adviser agrees that, to the extent that the fee that is payable to the Manager by the Fund is reduced by action of the Board, the fee payable to the Sub-Adviser shall be reduced pro rata. Additionally, to the extent that any part of the fee that is payable to the Manager is waived by the Manager, the Sub-Adviser agrees to waive its fees proportionately. The Manager agrees to consult with the Sub-Adviser prior to making a decision as to whether to waive its fees.

6. Expenses

The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Fund or the Company) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company’s legal existence and shareholder relations. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Manager under the Management Agreement are borne by the Fund or the Company.

7. Standard of Care

The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates as well as in connection with the performance of its obligations under this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Company or to the shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement.

8. Term of Agreement

This Agreement shall become effective [Date] (the “Effective Date”) and shall continue for an initial two-year term. This Agreement shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of the Company or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Fund, or upon 60 days’ written notice by the Sub-Adviser except as otherwise agreed by the Manager and the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

9. Services to Other Companies or Accounts

The Company understands that the Sub-Adviser now acts, and may act in the future, unless otherwise agreed to by the parties, as investment manager, adviser, or subadviser to other investment companies and/or managed accounts, including offshore entities. Sub-Adviser agrees that whenever the Portfolio and one or more other accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties under this Agreement will not devote their full time to such service.

10. Representations

The Company and Portfolio represent that (i) a copy of the Company’s Articles of Incorporation, dated September 29, 1981, together with all amendments thereto, is on file with the Secretary of the State of Maryland, (ii) the appointment of the Manager has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) they have acted, and will continue to act, in conformity with the 1940 Act and other applicable laws.

The Sub-Adviser represents that it is authorized to perform the services described herein.

Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

The Sub-Adviser confirms that neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of (i) the Manager; (ii) any subadviser to the Fund or the Company or any affiliated person of that subadviser; or (iii) the promoter, underwriter, officer, board member,. member of an advisory board, or employee of the Fund or the Company. The Sub-Adviser agrees to promptly notify the Manager if it or any of its affiliated persons becomes an affiliated person of any of the entities set forth in (i) to (iii), above.

11. Materials

The Manager shall not publish or distribute or allow the Company or the Fund to publish or distribute any information, including but not limited to registration statements, advertising or promotional materials, specifically describing the Sub-Adviser, without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. If the Sub-Adviser has not notified the Manager of its disapproval of sample materials within three (3) business days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion shall also be deemed approved.

12. Governing Law

This Agreement shall be governed by the internal laws of the State of Maryland, without regard to the conflict of law principles thereof; provided, however, that to the extent that anything herein is inconsistent with the 1940 Act, the 1940 Act shall control.

13. Notice

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Company at:

[Address]

[             ]

[             ]

[             ]

To the Manager at:

[Address]

[             ]

[             ]

[             ]

14. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours:

[MANAGER]

SMITH BARNEY INVESTMENT FUNDS INC.

Accepted:

HANSBERGER GLOBAL INVESTORS, INC.

Appendix M-3

FORM OF SUBADVISORY AGREEMENT

Smith Barney Investment Trust

Smith Barney Classic Values Fund

[Date]

Olstein & Associates, L.P.

4 Manhattanville Road Purchase, NY 10577

Dear Ladies/Gentlemen:

THIS AGREEMENT is made this [date], by and between [Manager], a limited liability company (the “Manager”) and Olstein & Associates, L.P., a limited partnership (the “Subadviser”).

WHEREAS, the Manager has been retained by Smith Barney Investment Trust (the “Trust”), a business trust organized under the laws of the Commonwealth of Massachusetts, to act as manager to the Trust with respect to the series of the Trust designated as Smith Barney Classic Values Fund (the “Fund”);

WHEREAS, the Trust engages in business as an open-end, diversified management investment company,. consisting of multiple series of investment portfolios, and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager represents that it is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;

WHEREAS, the Subadviser represents that it is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser, and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services for the Fund, and the Subadviser is willing to provide such investment advisory services for the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Investment Description; Appointment

The Trust desires to employ its capital relating to the Fund by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) and the statement of additional information (the “Statement”) describing the Fund filed with the Securities and Exchange Commission as part of the Trust’s Registration Statement on Form N-lA, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust (the “Board”). Copies of the Prospectus and the Statement have been or will be submitted to the Subadviser. The Manager agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the Statement to the Subadviser on an on-going basis. Until the Manager delivers any such amendment or supplement to the Subadviser, the Subadviser shall be fully protected in relying on the Prospectus and Statement of Additional Information as previously furnished to the Subadviser. The Trust employs the Manager as the manager to the Fund pursuant to a management agreement dated February 10, 2003 (the “Management Agreement”), and the Manager hereby appoints the Subadviser to act as subadviser to the Fund. The Subadviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Services as Subadviser

Subject to the supervision, direction and approval of the Board of the Trust and the Manager, the Subadviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Subadviser, sale and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Fund’s assets in accordance with the Fund’s investment objective(s) and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) select brokers and dealers, and place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

In addition, (i) the Subadviser shall furnish the Manager daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Fund in such form as may be mutually agreed upon, and the Subadviser agrees to review the Fund and discuss the management of it with the Manager and the Board of Trustees of the Trust whenever the Manager or the Board may reasonably request. The Subadviser will assist the Manager and the Board of Trustees in valuing and monitoring the valuation of portfolio securities held by the Fund. The Subadviser will meet periodically with the Manager and the Board of Trustees of the Trust at such times as may be reasonably requested by the Manager or the Board. The Subadviser will meet with third parties at the request of the Manager at such times as the Subadviser and the Manager may agree in writing from time to time.

(ii) Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.

(iii) The Subadviser shall maintain compliance procedures for the Fund that it reasonably believes are adequate to ensure that the Subadviser’s management of the Fund’s assets is in compliance with (A) the 1940 Act and the rules and regulations promulgated thereunder and (B) the Fund’s investment objective(s) and policies as stated in the Prospectus and Statement. The Subadviser shall maintain compliance procedures that it reasonably believes an adequate to ensure its compliance with the Advisers Act.

(iv) The Subadviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Subadviser has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(v) The Subadviser shall maintain and preserve all books and records required to be kept by the Subadviser with respect to the services provided pursuant to this Agreement as are required by rules adopted by the Securities and Exchange Commission (the “Commission”) under Section 31 (a) of the 1940 Act. The Subadviser shall also furnish to the Manager any other information relating to the assets of the Fund that is required to be filed by the Manager or the Trust with the Commission or sent to shareholders under the 1940 Act and the rules thereunder. The Subadviser agrees that all records it maintains on behalf of the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records.

(vi) Subject to the limitations on services for other registered investment companies provided in section 10 hereof, the Manager understands that the Subadviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Manager has no objection to the Subadviser’s so acting, provided that whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Subadviser to be equitable to each company and account. The Manager recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Manager understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Subadviser or any affiliate of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

3. Brokerage

In selecting brokers or dealers (including, if permitted by applicable law, Salomon Smith Barney Inc. or any other broker or dealer affiliated with the Manager or the Subadviser) to execute transactions on behalf of the Fund, the Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Subadviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Subadviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission mother member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Subadviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the fund and/or other accounts over which the Subadviser or its affiliates exercise investment discretion.

4. Information Provided to the Trust and the Manager

The Subadviser shall keep the Trust and the Manager informed of developments materially affecting the Fund’s holdings, and shall, on its own initiative, furnish the Trust and the Manager from time to time with whatever information the Subadviser believes is appropriate for this purpose. In addition, the Subadviser shall supply all such information to the Board of the Trust as the Board may request to enable the Board to review this Agreement consistent with Sections 15 and 36 of the 1940 Act.

5. Compensation

In consideration of the services rendered pursuant to this Agreement, the Manager shall pay to the Subadviser out of the management fee it receives from the Fund, and only to the extent thereof, an annual fee calculated at the rate of 0.50% of the Fund’s average daily net assets up to $1.5 billion and 0.40% of the Fund’s average daily net assets in excess of $1.5 billion; the fee is calculated daily and paid monthly. The Subadviser shall have no right to obtain compensation directly from the Trust for services provided hereunder and agrees to look solely to the Manager for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

6. Expenses

The Subadviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance, and pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations. All other expenses not specifically assumed by the Subadviser hereunder or by the Manager under the Management Agreement are borne by the Fund or the Trust.

7. Reduction of Fee

If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement and any other investment advisory or administration agreement, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Subadviser shall reduce its fee by the proportion of such excess expense equal to the proportion that its fee hereunder bears to the aggregate of fees paid by the Fund for management services in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 7, if any, shall be estimated, reconciled and paid on a monthly basis. The Manager confirms that, as of the date of this Agreement, no such expense limitation is applicable to the Fund.

8. Standard of Care

The Subadviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadviser against any liability to the Manager, the Trust or to the shareholders of the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser’s reckless disregard of its obligations and duties under this Agreement.

9. Term of Agreement

This Agreement shall become effective on [date] (the “Effective Date”) and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, (i) on 180 days’ written notice by the Manager unless there has been a material breach of any of the provisions of this Agreement by the Subadviser, in which case this Agreement is terminable on 60 days’ written notice by the Manager, (ii) on 60 days’ written notice by the Board of the Trust or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Fund, or (iii) upon 60 days’ written notice by the Subadviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

10. Exclusivity

During the term of this Agreement and any extension, renewal, or amendment hereof, the Subadviser shall not serve as adviser, manager or subadviser for any other investment company registered under the 1940 Act and offered to retail investors, other than The Olstein Financial Alert Fund, provided, however, that the foregoing shall not apply if the Agreement has been terminated by the Manager or the Trust, and provided, however, that the foregoing shall not prevent the Subadviser from rendering services as adviser, manager or subadviser to any registered investment company approved in writing by the Manager and the Board of Trustees of the Trust.

11. Notices

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of each party is as follows:

(a) To the Manager:

[Name of Manager]

[address]

(b) To the Subadviser:

Olstein & Associates, L.P.

4 Manhattanville Road

Purchase, NY 10577

12. Representations

Each party hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

The Subadviser is organized as a partnership, and the Subadviser agrees to notify the Manager of any changes in the Subadviser’s general partners within a reasonable time after such change. The Subadviser will promptly notify the Manager of any financial condition that is likely to impair the Subadviser’s ability to fulfill its obligations under this Agreement.

13. Governing Law

This Agreement is being made pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to principles of conflict of laws.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours,

[Manager]

By:

Accepted:

Olstein & Associates, L.P.

By:

Appendix M-4

FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

REAL ESTATE INCOME FUND INC.

[date]

Dear Sirs:

Real Estate Income Fund Inc., a Maryland corporation (the “Fund”), and [Manager] (the “Adviser”), each confirms its agreement with AEW Management and Advisors, L.P. (the “Subadviser”), as follows:

1. Investment Description; Appointment

The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in its Articles of Incorporation, as amended from time to time (the “Charter”), the Fund’s prospectus (the “Prospectus”), and the Fund’s statement of additional information (the “Statement”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-2, as amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund (the “Board”). Copies of the Fund’s Prospectus and the Statement and the Charter have been or will be submitted to the Subadviser. The Fund employs the Adviser as the investment adviser for the Fund and the Fund and the Adviser desire to employ and hereby appoint the Subadviser to act as the sub-investment adviser to the Fund. The Subadviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Services as Sub-Investment Adviser

Subject to the supervision and direction of the Board and the Adviser, the Subadviser will: (a) manage the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies as stated in the Charter, the Prospectus and the Statement; (b) assist in supervising all aspects of the Fund’s operations; (c) make investment decisions for the Fund; (d) place purchase and sale orders for portfolio transactions for the Fund; and (e) employ professional portfolio managers and securities analysts who provide research services to the Fund. In providing those services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.

3. Compensation

In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Subadviser, on the first business day of each month, a fee for the previous month at the following annual rates: (a) from the commencement of the Fund’s operations until July 31, 2007, 0.40% of the first $100 million of the sum of the Fund’s average daily net assets attributable to the Fund’s outstanding common shares, plus average daily assets attributable to any of the Fund’s preferred shares that may be outstanding, plus the principal amount of any commercial paper or notes issued by the Fund and any borrowings by the Fund (“Managed Assets”), 0.35% of the next $100 million of the Fund’s Managed Assets and 0.30% of the Fund’s Managed Assets in excess of $200 million; and (b) after July 31, 2007, 50% of the management fee paid by the Fund to the Adviser pursuant to the Fund’s Investment Management Agreement with the Adviser (for the avoidance of doubt, the management fee referred to above is to be calculated net of any waivers). The Subadviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the date the Fund commences its investment operations to the end of the month during which the Fund commences its investment operations shall be pro-rated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of any month, the fee for such part of that month shall be pro-rated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s Managed Assets shall be computed at the times and in the manner specified in the Fund’s Prospectus and/or the Statement, as from time to time in effect.

4. Expenses

The Subadviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear all other expenses to be incurred in its operation, including, but not limited to, investment advisory and administration fees payable under the Fund’s Investment Management Agreement with the Adviser; taxes, interest, brokerage fees and commissions, if any; fees of the Board members of the Fund who are not officers, directors or employees of Salomon Smith Barney Inc. or any of its affiliates; SEC fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s and its Board members’ proportionate share of insurance premiums, professional association dues and/or assessments; outside auditing and legal expenses; costs of maintaining the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing Prospectuses and Statements for regulatory purposes and for distribution to existing shareholders; costs of shareholder reports and meetings of the officers or Board and any extraordinary expenses.

5. Brokerage

In selecting brokers or dealers to execute transactions on behalf of the Fund, the Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser or its affiliates exercise investment discretion.

6. Information Provided to the Fund

The Subadviser will keep the Adviser and the Fund informed of developments materially affecting the Fund and will, on its own initiative, furnish the Adviser from time to time with whatever information the Subadviser believes is appropriate for this purpose. The Subadviser has adopted, and will maintain, a Code of Ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and will provide a copy of such Code of Ethics to the Fund, including any amended versions thereof.

7. Standard of Care

The Subadviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 5 and 6 above. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadviser against any liability to the Fund or to the Fund’s shareholders to which the Subadviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser’s reckless disregard of its obligations and duties under this Agreement.

8. Services to Other Companies or Accounts

The Fund understands that the Subadviser now acts, will continue to act and may act in the future as: investment adviser to fiduciary and other managed accounts, as well as to other investment companies; and the Fund has no objection to the Subadviser so acting, provided that whenever the Fund and one or more other clients advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each client. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Subadviser or any affiliate of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9. Term of Agreement

This Agreement shall become effective as of July 25, 2002 and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board or by vote of holders of a majority of the Fund’s shares, or upon 90 days’ written notice, by the Adviser or Subadviser. This Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

If the foregoing is in accordance with your understanding, kindly indicate your acceptance hereof by signing and returning the enclosed copy of this Agreement to us.

Very truly yours,

Real Estate Income Fund Inc.

By:
Name:
Title:

[Manager]

By:
Name:
Title:

Accepted:

AEW Management and Advisors, L.P.

By:	AEW Investment Group, Inc., its General Partner

By:
Name:
Title:

Appendix M-5

FORM OF SUBADVISORY AGREEMENT

Smith Barney Investment Funds Inc.

Smith Barney Multiple Discipline Funds—All Cap and International Fund

Causeway Capital Management LLC

11111 Santa Monica Boulevard

Suite 1550

Los Angeles, CA 90025

Dear Ladies and Gentlemen:

THIS AGREEMENT is made this [day] day of [month], 2005, between [ Manager] (the “Manager”), a limited liability company organized under the laws of the State of Delaware, and Causeway Capital Management LLC (the “Subadviser”), a limited liability company organized under the laws of the State of Delaware.

WHEREAS, the Manager represents that it is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;

WHEREAS, the Manager has entered into an investment management agreement dated as of [date] (the “Investment Management Agreement”) with Smith Barney Investment Funds Inc. (the “Company”), an open-end management investment company registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which the Manager shall act as manager to the Smith Barney Multiple Discipline Funds—All Cap and International Fund (the “Fund”) and is authorized to appoint subadvisers to provide investment advisory services to the Fund in the manner set forth herein;

WHEREAS, the Subadviser represents that it is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

WHEREAS, the Board of Directors of the Company (the “Board”) and the Manager wish to engage the Subadviser to provide certain investment advisory services for the Fund, and the Subadviser is willing to provide such investment advisory services for the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Appointment

The Company and the Manager desire to employ and hereby appoint the Subadviser to determine the securities and other investments to be purchased, held or sold for that portion of the Fund’s assets allocated to the International Segment of the Fund (hereinafter referred to as the “International Segment”) subject to (i) the oversight of the Board and the Manager, (ii) the portfolio implementation and coordination services of the Manager described in paragraph 2(xii) of this Agreement and (iii) the other terms and conditions of this Agreement. The Subadviser will be an independent contractor and will have no authority to act for or represent the Company or the Manager in any way or otherwise be deemed an agent of the Company or the Manager except as expressly authorized in this Agreement or another writing by the Company, the Manager and the Subadviser. The Subadviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

The Subadviser may cease accepting additional assets in the International Segment upon notice to the Company and the Manager of at least six months, or such longer period as may be necessary for the Manager and the Board to select, and recommend to Fund shareholders, a new subadviser who will accept management responsibility for additional assets in the International Segment and for Fund shareholders to approve a new sub-advisory agreement with such subadviser; provided, that such period may be reduced if necessary in the best interests of shareholders of the Fund.

2. Services as Subadviser

(i) The Subadviser shall provide a model portfolio for the International Segment, containing the securities, investments or other assets to be purchased, held or sold and the weightings thereof in the International Segment. The model portfolio provided by the Subadviser will comply with the Fund’s investment objectives and policies as stated in the Fund’s current Prospectus and Statement of Additional Information (the “Statement”). The Subadviser will be deemed to have instructed the Manager to invest the Fund’s assets in the International Segment in accordance with the Subadviser’s model.

The Subadviser employs professional portfolio managers and securities analysts who will provide investment advisory and research services to the International Segment. The Subadviser shall make available certain of its personnel, including, but not limited to, portfolio managers, investment analysts and research staff, for periodic presentations to and/or consultations with the Manager or its designees (e.g., quarterly conference calls) and the Board regarding its investment instructions given pursuant to this paragraph 2(i), advice and investment style as well as discussions involving general market commentary and extraordinary market events and such additional services as may be agreed upon by the Manager and the Subadviser from time to time. The Subadviser agrees to review the International Segment and discuss the management of the International Segment with the Manager and the Board at such times as may be reasonably requested by the Manager or the Board. The Subadviser will meet with third parties at the request of the Manager at such times as the Subadviser and the Manager may agree in writing from time to time.

The Manager shall furnish the Subadviser reports concerning holdings and cash daily and transactions and performance of the International Segment at such times and in such form as may be mutually agreed upon.

(ii) Unless and until otherwise directed by the Manager or the Board, the Subadviser shall not be obligated to and shall have no authority to render any advice or take any action with respect to legal proceedings with respect to portfolio securities or other investments held by the International Segment. Unless and until otherwise directed by the Manager or the Board, the Subadviser will be responsible for directing the Manager to vote proxies and to take action with respect to corporate action elections for proxies and corporate action information communicated by the Manager to the Subadviser with respect to the securities held in the International Segment.

(iii) The Subadviser shall maintain and preserve such records related to the International Segment’s transactions as required under the Advisers Act and the 1940 Act as applicable. The Manager shall maintain and preserve all books and other records relating to the Fund as required under the 1940 Act. The Subadviser shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder reasonably requested by the Manager to keep and preserve the books and records of the Fund. The Subadviser shall also furnish to the Manager any other information relating to the assets of the Fund that is required to be filed by the Manager or the Company with the Securities and Exchange Commission (“SEC”) or sent to shareholders under the 1940 Act and the rules thereunder. The Subadviser agrees to surrender promptly to the Company copies of any records that it maintains for the Fund.

(iv) The Subadviser has adopted and implemented and shall maintain written policies and procedures with respect to its services pursuant to this Agreement that are reasonably designed to prevent violation of the Federal Securities Laws (as defined by Rule 38a-1 under the 1940 Act) and the Advisers Act and the rules thereunder as required by Rule 206(4)-7 under the Advisers Act.

(v) The Subadviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, which it has provided to the Company. The Subadviser has provided a certification to the Board that it has adopted procedures reasonably necessary to prevent Access Persons (as such term is defined in Rule 17j-1) from violating the Subadviser’s Code of Ethics. The Subadviser has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(vi) When providing investment instructions with respect to securities or other assets for the International Segment with any adviser to any other fund under common control with the Fund, the Subadviser or any of its affiliated persons will not consult (other than for purposes of complying with Rule 12d3-1(a) and (b) under the 1940 Act) with such other adviser.

(vii) The Subadviser will provide reasonable assistance to the Company’s Pricing Committee and the Manager’s Valuation Committee in determining or confirming, consistent with the procedures and policies stated in the Fund’s

Prospectus and Statement, the value of any portfolio securities or other assets of the Fund for which the Company’s Pricing Committee or the Manager’s Valuation Committee seek assistance from or identify for review by the Subadviser, and will use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the International Segment for which market prices are not readily available;

(viii) The Subadviser will cooperate with and provide reasonable assistance to the Manager, the Fund’s custodian and foreign custodians, the Company’s transfer agent and all other agents and representatives of the Company and the Manager, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and the Manager, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(ix) The Subadviser will review written communications to Fund shareholders relating to the International Segment and the Subadviser’s services hereunder, including shareholder reports.

(x) The Subadviser agrees that at least annually it shall prepare and furnish to the Manager and the Board a dispersion analysis, in a format acceptable to the Manager and the Board, comparing the performance of the International Segment with the performance of the other accounts managed by the Subadviser that follow substantially similar investment objectives, restrictions and strategies, including discretionary investment management accounts.

(xi) In furnishing services hereunder, the Subadviser shall be subject to, and shall perform in accordance with, the following: (a) the Company’s Charter, as the same may be hereafter modified and/or amended from time to time (the “Charter”); (b) the Company’s By-Laws, as the same may be hereafter modified and/or amended from time to time (the “By-Laws”); (c) the currently effective Prospectus and Statement as filed with the SEC and delivered to the Subadviser, as the same may hereafter be modified, amended and/or supplemented; (d) the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Company and the Fund; (e) the Company’s compliance procedures and other policies and procedures adopted from time to time by the Board; and (f) the written instructions of the Manager that do not conflict with the terms hereof. Prior to the commencement of the Subadviser’s services hereunder, the Manager shall provide the Subadviser with current copies of the Charter, By-Laws, Prospectus and Statement, compliance procedures and other relevant policies and procedures that are adopted by the Board. The Manager undertakes to provide the Subadviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document. The Subadviser agrees to review the Prospectus and the Statement as filed with the SEC and at least annually thereafter to assure that the description therein of the investment policies and strategies followed by the Subadviser in providing services hereunder for the International Segment is consistent with the policies and strategies the Subadviser uses or intends to use upon the Manager’s request, which request shall be inferred by the delivery of the Prospectus and Statement by the Manager to the Subadviser, and the Manager agrees to provide a reasonable time period for the Subadviser’s review.

(xii) The Manager, and not the Subadviser, shall select brokers and dealers and place all purchase and sale orders for portfolio transactions on behalf of the Fund in its discretion. In executing transactions for the Fund, selecting brokers or dealers (including, if permitted by applicable law, Citigroup Global Markets Inc.) and negotiating any brokerage commission rates, the Manager will use its best efforts to seek the best overall terms available. The Subadviser shall cooperate with the Manager with respect to the Manager’s provision of portfolio implementation and coordination services for the International Segment, including implementation by the Manager of instructions furnished to the Manager by the Subadviser concerning the securities to be purchased, held or sold for the International Segment.

(xiii) The Company understands that the Subadviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Subadviser’s so acting, provided that whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the position or the prices obtainable for the Fund. The Subadviser agrees that its trading procedures will, in the good faith belief of the Subadviser, be fair and equitable for the Fund and the Subadviser’s other clients; however, the Manager and the Company recognize that from time to time the Subadviser may place trades with broker-dealers for other clients that will be executed ahead of investment instructions sent to the Manager. In addition, the

Company understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Subadviser or any affiliated person of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

3. Information Provided to the Company and the Manager

The Subadviser shall supply all relevant information to the Board as the Board may request to enable the Board to review this Agreement consistent with Sections 15 and 36 of the 1940 Act, including information about the profitability to the Subadviser of providing services to the Fund pursuant to this Agreement.

4. Compensation

In consideration of the services rendered pursuant to this Agreement, the Manager shall pay to the Subadviser out of the management fee it receives from the Fund, and only to the extent thereof, an annual fee calculated according to the following schedule, such fee to be calculated daily and paid monthly on the average daily net assets of the International Segment:

Average Daily Net Assets of the Fund	Rate of Fee
Up to $1 billion	0.40%
In excess of $1 billion up to $2 billion	0.375%
In excess of $2 billion up to $5 billion	0.35%
In excess of $5 billion up to $10 billion	0.325%
In excess of $10 billion	0.30%

The Subadviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Manager for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement. The Manager shall pay fees monthly in arrears and shall provide to the Subadviser documentation acceptable to the Subadviser supporting its calculation.

5. Expenses

The Subadviser shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses to be borne by the Fund or the Company) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees and administration fees; sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement); fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company’s legal existence and shareholder relations. All other expenses not specifically assumed by the Subadviser hereunder or by the Manager under the Investment Management Agreement are borne by the Fund or the Company.

6. Standard of Care

The Subadviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Subadviser shall not be liable for (i) any breach by the Manager of any representation or warranty or material provision of this Agreement, (ii) the Manager’s or the Fund’s violation of any applicable law or regulation, unless such violation was the result of actions taken or not taken by the Subadviser or information provided by the Subadviser, (iii) any actual or alleged material misstatement or omission in the Prospectus, the Statement, proxy statements or other communications to current or prospective investors, unless the misstatement or omission relates to the Subadviser or services to be provided by the Subadviser, including the investment strategies and policies to be followed by the Subadviser, and is based on information furnished by the Subadviser, (iv) the offer and sale of shares of common stock of the Fund, including without limitation actual or alleged noncompliance with customer suitability, customer identification or anti-money laundering laws or regulations, except that the foregoing shall not apply to liability arising from statements made or documents delivered by the Subadviser in its provision of assistance to the Fund or the Fund’s distributors in their efforts to sell shares of the Fund or (v) any error of judgment or mistake of law or any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadviser against any liability to the Manager, the Company or to the shareholders of the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser’s reckless disregard of its obligations and duties under this Agreement. The U.S. securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights that the Fund may have under any U.S. securities laws.

7. Term of Agreement

This Agreement shall become effective as of the day and year first above written (the “Effective Date”) and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, (i) on 180 days’ written notice by the Manager, unless there has been a material breach of any of the provisions of this Agreement by the Subadviser, in which case this Agreement is terminable on 60 days’ written notice by the Manager, (ii) on 60 days’ written notice by the Board or by vote of holders of a majority of the outstanding voting securities of the Fund, or (iii) upon 60 days’ written notice by the Subadviser. This Agreement will also terminate automatically in the event of its assignment.

8. Representations

(i) Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

(ii) The Subadviser has provided the Company and the Manager with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and will furnish a copy of all amendments to the Manager at least annually.

(iii) The Subadviser agrees to maintain for the term of this Agreement and provide evidence thereof to the Company or the Manager a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to the Manager.

(iv) The Subadviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Company, the Fund, the Manager or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Manager, except as required by rule, regulation or upon the request of a governmental authority. The Subadviser agrees to give the Manager for its review, in advance of use, the form of any marketing material in which the Subadviser proposes to include the Manager’s name in its list of clients.

(v) The Subadviser agrees to promptly notify the Manager and the Company in writing of the occurrence of any event which could have a material impact on the performance of its duties under this Agreement, including but not limited to (a) the occurrence of any event that could disqualify the Subadviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (b) any material change in the Subadviser’s business activities that could have a material impact on the performance of its duties under this Agreement; (c) any event that would constitute a change in control of the Subadviser; (d) any change in the portfolio manager or portfolio management team of the International Segment; (e) the existence of any pending or threatened audit, investigation, examination, complaint or other inquiry (other than routine audits or regulatory examinations or inspections) relating to the Subadviser’s services to the Fund; and (f) any material violation of the Subadviser’s code of ethics.

(vi) The Manager shall comply with all federal and state laws and regulations regarding the offer and sale of shares of common stock of the Fund, including without limitation customer suitability, customer identification and anti-money laundering rules, to which the Manager, the Fund and their agents are subject.

9. Confidentiality of Portfolio Information.

The Subadviser may release portfolio holdings information with respect to the Fund only (i) with the prior written consent of the Manager; provided, that the Subadviser may, without such prior written consent, disclose portfolio holdings information to the Manager, the Board, officers, custodian, administrator, accounting and pricing agents and portfolio analytics systems providers, legal advisers, compliance personnel, auditors and brokers (the “Interested Parties”) solely in connection with the performance of its advisory duties for the Fund, or if required or requested by any regulatory authority with jurisdiction, judicial or administrative process or otherwise by applicable law or regulation; and (ii) if the release of the portfolio holdings information is in conformity with the disclosures set forth in the Fund’s currently effective registration statement. The Subadviser agrees that arrangements to release the Fund’s portfolio holdings information to persons or vendors other than Interested Parties or governmental or regulatory authorities must be in the form of a written agreement between the Subadviser and such third party, which must represent that it will have policies and procedures in place to protect the Fund’s portfolio holdings information.

The Manager agrees that it will treat confidentially all information provided by the Subadviser hereunder regarding the Subadviser’s investment advice and recommendations and business and operations. All confidential information provided by the Subadviser shall be used only in accordance with applicable law and shall not be disclosed to any third party without the prior consent of the Subadviser except as it is relevant to the services performed under this Agreement. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required or requested to be disclosed by any regulatory authority with jurisdiction, by judicial or administrative process or otherwise by applicable law or regulation.

10. Notices

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other parties at such address as such other parties may designate for the receipt of such notice. Until further notice to the other parties, it is agreed that the address of each party is as follows:

(a)	To the Manager:

[Name of Manager]

[address]

(b)	To the Subadviser:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

Suite 1550

Los Angeles, CA 90025

Attn: Turner Swan

11. Governing Law

This Agreement is being made pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to principles of conflict of laws.

12. Interpretation and Definition of Terms

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours,

[ Manager]
By:
Name:
Title:

Accepted:
CAUSEWAY CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Appendix N

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of each registered investment company listed in Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Trustees”). The Board of Trustees of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Trustees of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Trustees of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Trustees

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

N-1

Appendix O-1

Audit and Audit Related Fees

		Audit Fees		Audit Related Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Smith Barney Allocation Series Inc.
Balanced Portfolio	1/31/05	15,500	14,900	None	None
Conservative Portfolio	1/31/05	15,500	14,900	None	None
Growth Portfolio	1/31/05	15,500	14,900	None	None
High Growth Portfolio	1/31/05	15,500	14,900	None	None
Income Portfolio	1/31/05	15,500	14,900	None	None
Select Balanced Portfolio	1/31/05	14,900	14,900	None	None
Select Growth Portfolio	1/31/05	14,900	14,900	None	None
Select High Growth Portfolio	1/31/05	14,900	14,900	None	None

Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio—All Cap Growth and Value	12/31/04	20,000	20,000	None	None
Multiple Discipline Portfolio—Large Cap Growth and Value	12/31/04	21,000	21,000	None	None
Multiple Discipline Portfolio—Global All Cap Growth and Value	12/31/04	21,000	21,000	None	None
Multiple Discipline Portfolio—Balanced All Cap Growth and Value	12/31/04	21,000	21,000	None	None

Smith Barney Institutional Cash Management Fund, Inc.
Cash Portfolio	5/31/04	27,700	26,000	None	None
Government Portfolio	5/31/04	16,500	16,500	None	None
Municipal Portfolio	5/31/04	19,600	18,000	None	None

Smith Barney Aggressive Growth Fund Inc.	8/31/04	31,000	31,000	None	None

Smith Barney Investment Funds Inc.
Smith Barney Hansberger Global Value Fund	4/30/05	23,750	22,750	None	None
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	4/30/05	22,000	N/A	3,500	N/A
Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund	4/30/05	26,000	26,000	None	None
Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund	4/30/05	26,000	26,000	None	None
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	4/30/05	26,500	25,500	None	None
Smith Barney Multiple Discipline Funds—All Cap and International Fund	4/30/05	12,000	N/A	4,000	N/A

Smith Barney Investment Funds Inc.
Smith Barney Real Return Strategy Fund*	N/A	N/A	N/A	N/A	N/A
Smith Barney Small Cap Growth Fund	9/30/04	24,000	24,000	None	None
Smith Barney Small Cap Value Fund	9/30/04	22,600	21,000	None	None

		Audit Fees		Audit Related Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Smith Barney Investment Grade Bond Fund	12/31/04	27,500	27,500	None	None
Smith Barney Government Securities Fund	12/31/04	27,500	27,500	None	None

Smith Barney Equity Funds
Smith Barney Social Awareness Fund	1/31/05	31,500	31,500	None	None

Smith Barney Muni Funds
Smith Barney California Money Market Portfolio	3/31/05	30,500	29,500	None	None
Smith Barney Florida Portfolio	3/31/05	19,000	18,000	None	None
Smith Barney Georgia Portfolio	3/31/05	14,500	12,500	None	None
Smith Barney Limited Term Portfolio	3/31/05	19,000	18,000	None	None
Smith Barney National Portfolio	3/31/05	19,000	18,000	None	None
Smith Barney Massachusetts Money Market Portfolio	3/31/05	19,000	18,000	None	None
Smith Barney New York Money Market Portfolio	3/31/05	27,000	25,000	None	None
Smith Barney New York Portfolio	3/31/05	20,000	19,000	None	None
Smith Barney Pennsylvania Portfolio	3/31/05	14,500	12,500	None	None

Smith Barney Municipal Money Market Fund Inc.	3/31/05	40,000	38,000	None	None

Smith Barney Funds, Inc.
Large Cap Value Fund	12/31/04	19,500	19,500	None	None
U.S. Government Securities Fund	12/31/04	16,500	16,500	None	None
Short-Term Investment Grade Bond Fund	12/31/04	16,500	16,500	None	None

Smith Barney Income Funds
SB Convertible Fund	7/31/04	29,000	29,000	None	None
Smith Barney Dividend and Income Fund	7/31/04	30,500	30,500	None	None
Smith Barney Diversified Strategic Income Fund	7/31/04	33,500	33,500	None	None
Smith Barney Exchange Reserve Fund	7/31/04	29,000	28,000	None	None
Smith Barney High Income Fund	7/31/04	33,500	33,500	None	None
Smith Barney Municipal High Income Fund	7/31/04	31,500	31,500	None	None
Smith Barney Total Return Bond Fund	7/31/04	29,000	29,000	None	None
SB Capital and Income Fund	12/31/04	33,500	33,500	None	None

Smith Barney Small Cap Core Fund, Inc.	12/31/04	20,500	20,500	None	None

Smith Barney Money Funds, Inc.
Cash Portfolio	12/31/04	57,000	57,000	None	None
Government Portfolio	12/31/04	37,000	37,000	None	None

Smith Barney Fundamental Value Fund Inc.	9/30/04	22,000	22,000	None	None

Greenwich Street Series Fund
Diversified Strategic Income Portfolio	12/31/04	14,000	14,000	None	None
Equity Index Portfolio	12/31/04	20,500	20,500	None	None
Salomon Brothers Variable Growth & Income Fund	12/31/04	12,000	12,000	None	None
Salomon Brothers Variable Aggressive Growth Fund	12/31/04	13,000	13,000	None	None
Appreciation Portfolio	12/31/04	19,000	19,000	None	None
Fundamental Value Portfolio	12/31/04	19,000	19,000	None	None
Intermediate High Grade Portfolio	12/31/04	12,000	12,000	None	None
Capital and Income Portfolio*	N/A	N/A	N/A	N/A	N/A

		Audit Fees		Audit Related Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Smith Barney Managed Municipal Funds Inc.	2/28/05	59,200	57,000	None	None

Smith Barney California Municipals Fund Inc.	2/28/05	27,000	27,000	None	None

Smith Barney New Jersey Municipals Fund Inc.	3/31/05	23,800	23,800	None	None

Smith Barney Oregon Municipals Fund	4/30/05	16,600	13,500	None	None

Smith Barney Arizona Municipals Fund Inc.	5/31/04	21,000	21,000	None	None

Smith Barney Core Plus Bond Fund Inc.	7/31/04	32,000	32,000	2,100	2,100

Smith Barney Sector Series Inc.
Smith Barney Financial Services Fund	10/31/04	14,500	14,000	None	None
Smith Barney Health Sciences Fund	10/31/04	14,500	14,000	None	None
Smith Barney Technology Fund	10/31/04	18,700	18,000	None	None

Smith Barney Massachusetts Municipals Fund	11/30/04	13,500	13,000	None	None

Smith Barney Investment Trust
Smith Barney Classic Values Fund	11/30/04	24,000	24,000	None	None
Smith Barney Intermediate Maturity California Municipals Fund	11/30/04	16,600	16,000	None	None
Smith Barney Intermediate Maturity New York Municipals Fund	11/30/04	16,600	16,000	None	None
Smith Barney Large Capitalization Growth Fund	11/30/04	33,000	33,000	None	None
Smith Barney Mid Cap Core Fund	11/30/04	27,000	27,000	None	None
Smith Barney S&P 500 Index Fund	12/31/04	23,800	22,000	None	None

Smith Barney Appreciation Fund Inc.	12/31/04	36,500	36,500	None	None

Smith Barney World Funds, Inc.
Smith Barney Inflation Management Fund	10/31/04	27,000	27,000	None	None
International All Cap Growth Portfolio	10/31/04	55,000	55,000	None	None

Travelers Series Fund Inc.
Smith Barney Money Market Portfolio	10/31/04	25,000	25,000	None	None
SB Adjustable Rate Income Portfolio	10/31/04	20,000	20,000	None	None
Smith Barney Aggressive Growth Portfolio	10/31/04	22,000	20,000	None	None
Smith Barney High Income Portfolio	10/31/04	22,000	22,000	None	None
Smith Barney International All Cap Growth Portfolio	10/31/04	26,000	26,000	None	None
Smith Barney Large Capitalization Growth Portfolio	10/31/04	21,500	21,500	None	None
Smith Barney Large Cap Value Portfolio	10/31/04	27,000	27,000	None	None
Smith Barney Mid Cap Core Portfolio	10/31/04	14,000	13,000	None	None
Social Awareness Stock Portfolio	12/31/04	17,500	14,525	None	None

SB Adjustable Rate Income Fund	5/31/04	44,000	41,000	None	3,500

Smith Barney Investment Series
Smith Barney International Fund	10/31/04	23,000	23,000	None	None
Smith Barney Dividend Strategy Fund	10/31/04	32,000	28,000	None	None
SB Growth and Income Fund	10/31/04	27,000	30,500	None	None

		Audit Fees		Audit Related Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Smith Barney Premier Selections All Cap Growth Portfolio	10/31/04	14,000	12,000	None	None
Smith Barney Growth and Income Portfolio	10/31/04	14,000	12,000	None	None
SB Government Portfolio	10/31/04	11,000	11,000	None	None
Smith Barney Dividend Strategy Portfolio	10/31/04	17,000	13,000	None	None

Smith Barney Trust II
Smith Barney Diversified Large Cap Growth Fund	10/31/04	31,500	31,500	None	None
Smith Barney Small Cap Growth Opportunities Fund	10/31/04	24,500	24,500	None	None
Smith Barney International Large Cap Fund	12/31/04	31,500	31,500	None	None
Smith Barney Capital Preservation Fund	10/31/04	71,000	64,000	None	None
Smith Barney Capital Preservation Fund II	10/31/04	25,000	25,000	None	None
Smith Barney Short Duration Municipal Income Fund	10/31/04	21,000	14,000	None	None

Salomon Brothers Trust
Salomon Brothers National Tax Free Bond Fund	12/31/04	21,000	21,000	None	None
Salomon Brothers California Tax Free Bond Fund	12/31/04	21,000	21,000	None	None
Salomon Brothers New York Tax Free Bond Fund	12/31/04	23,000	23,000	None	None
Salomon Brothers Mid Cap Fund	12/31/04	13,000	13,000	None	None
Smith Barney Small Cap Growth Opportunities Portfolio	12/31/04	24,500	25,000	None	None

CitiFunds Premium Trust
Citi Premium Liquid Reserves	8/31/04	13,450	13,450	None	None
Citi Premium U.S. Treasury Reserves	8/31/04	14,000	14,000	None	None

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	8/31/04	11,750	11,750	None	None
Citi Institutional Cash Reserves	8/31/04	13,000	13,000	None	None
Citi Institutional U.S. Treasury Reserves	8/31/04	14,000	14,000	None	None
Citi Institutional Tax Free Reserves	8/31/04	15,000	15,000	None	None
Citi Institutional Enhanced Income Fund*	N/A	N/A	N/A	N/A	N/A

CitiFunds Trust I
Smith Barney Emerging Markets Equity Fund*	N/A	N/A	N/A	N/A	N/A

CitiFunds Trust III
Citi Cash Reserves	8/31/04	11,750	11,750	None	None
Citi U.S. Treasury Reserves	8/31/04	14,000	14,000	None	None
Citi Tax Free Reserves	8/31/04	14,000	14,000	None	None
Citi California Tax Free Reserves	8/31/04	23,000	23,000	None	None
Citi Connecticut Tax Free Reserves	8/31/04	23,000	23,000	None	None
Citi New York Tax Free Reserves	8/31/04	27,000	27,000	None	None

*	The Fund has recently commenced operations, and information for the Fund’s first fiscal year is not yet available.

Appendix O-2

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Smith Barney Allocation Series Inc.
Balanced Portfolio	1/31/05	2,800	2,600	None	None
Conservative Portfolio	1/31/05	2,800	2,600	None	None
Growth Portfolio	1/31/05	2,800	2,600	None	None
High Growth Portfolio	1/31/05	2,800	2,600	None	None
Income Portfolio	1/31/05	2,800	2,600	None	None
Select Balanced Portfolio	1/31/05	2,600	2,600	None	None
Select Growth Portfolio	1/31/05	2,800	2,600	None	None
Select High Growth Portfolio	1/31/05	2,800	2,600	None	None

Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio—All Cap Growth and Value	12/31/04	2,200	2,200	None	None
Multiple Discipline Portfolio—Large Cap Growth and Value	12/31/04	2,200	2,200	None	None
Multiple Discipline Portfolio—Global All Cap Growth and Value	12/31/04	3,000	3,000	None	None
Multiple Discipline Portfolio—Balanced All Cap Growth and Value	12/31/04	2,500	2,500	None	None

Smith Barney Institutional Cash Management Fund, Inc.
Cash Portfolio	5/31/04	2,200	2,000	None	None
Government Portfolio	5/31/04	2,200	2,200	None	None
Municipal Portfolio	5/31/04	2,600	2,400	None	None

Smith Barney Aggressive Growth Fund Inc.	8/31/04	2,300	2,300	None	None

Smith Barney Investment Funds Inc.
Smith Barney Hansberger Global Value Fund	4/30/05	2,600	2,400	None	None
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	4/30/05	2,500	N/A	None	N/A
Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund	4/30/05	2,500	2,500	None	None
Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund	4/30/05	2,500	2,500	None	None
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	4/30/05	2,700	2,500	None	None
Smith Barney Multiple Discipline Funds—All Cap and International Fund	4/30/05	2,500	N/A	None	N/A

Smith Barney Investment Funds Inc.
Smith Barney Real Return Strategy Fund*	N/A	N/A	N/A	N/A	N/A
Smith Barney Small Cap Growth Fund	9/30/04	2,500	2,500	None	None
Smith Barney Small Cap Value Fund	9/30/04	2,500	2,300	None	None
Smith Barney Investment Grade Bond Fund	12/31/04	2,300	2,300	None	None
Smith Barney Government Securities Fund	12/31/04	2,400	2,400	None	None

Smith Barney Equity Funds
Smith Barney Social Awareness Fund	1/31/05	2,100	2,100	None	None

Smith Barney Muni Funds
Smith Barney California Money Market Portfolio	3/31/05	2,300	2,100	None	None

		Tax Fees		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Smith Barney Florida Portfolio	3/31/05	2,400	2,200	None	None
Smith Barney Georgia Portfolio	3/31/05	2,500	2,300	None	None
Smith Barney Limited Term Portfolio	3/31/05	2,400	2,200	None	None
Smith Barney National Portfolio	3/31/05	2,400	2,200	None	None
Smith Barney Massachusetts Money Market Portfolio	3/31/05	2,400	2,200	None	None
Smith Barney New York Money Market Portfolio	3/31/05	2,500	2,300	None	None
Smith Barney New York Portfolio	3/31/05	2,500	2,300	None	None
Smith Barney Pennsylvania Portfolio	3/31/05	2,500	2,300	None	None

Smith Barney Municipal Money Market Fund Inc.	3/31/05	2,500	2,300	None	None

Smith Barney Funds, Inc.
Large Cap Value Fund	12/31/04	2,300	2,300	None	None
U.S. Government Securities Fund	12/31/04	2,300	2,300	None	None
Short-Term Investment Grade Bond Fund	12/31/04	2,100	2,100	None	None

Smith Barney Income Funds
SB Convertible Fund	7/31/04	2,200	2,200	None	None
Smith Barney Dividend and Income Fund	7/31/04	2,100	2,100	None	None
Smith Barney Diversified Strategic Income Fund	7/31/04	3,500	3,500	None	None
Smith Barney Exchange Reserve Fund	7/31/04	2,300	2,100	None	None
Smith Barney High Income Fund	7/31/04	2,600	2,600	None	None
Smith Barney Municipal High Income Fund	7/31/04	4,500	4,500	None	None
Smith Barney Total Return Bond Fund	7/31/04	2,300	2,100	None	None
SB Capital and Income Fund	12/31/04	2,500	2,500	None	None

Smith Barney Small Cap Core Fund, Inc.	12/31/04	2,300	2,300	None	None

Smith Barney Money Funds, Inc.
Cash Portfolio	12/31/04	2,000	2,000	None	None
Government Portfolio	12/31/04	2,000	2,000	None	None

Smith Barney Fundamental Value Fund Inc.	9/30/04	2,500	2,500	None	None

Greenwich Street Series Fund
Diversified Strategic Income Portfolio	12/31/04	2,100	2,100	None	None
Equity Index Portfolio	12/31/04	2,200	2,200	None	None
Salomon Brothers Variable Growth & Income Fund	12/31/04	2,100	2,100	None	None
Salomon Brothers Variable Aggressive Growth Fund	12/31/04	2,300	2,300	None	None
Appreciation Portfolio	12/31/04	2,200	2,200	None	None
Fundamental Value Portfolio	12/31/04	2,100	2,100	None	None
Intermediate High Grade Portfolio	12/31/04	2,000	2,000	None	None
Capital and Income Portfolio*	N/A	N/A	N/A	N/A	N/A

Smith Barney Managed Municipal Funds Inc.	2/28/05	3,300	3,100	None	None

Smith Barney California Municipals Fund Inc.	2/28/05	2,400	2,400	None	None

		Tax Fees		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Smith Barney New Jersey Municipals Fund Inc.	3/31/05	2,400	2,400	None	None

Smith Barney Oregon Municipals Fund	4/30/05	2,400	2,200	None	None

Smith Barney Arizona Municipals Fund Inc.	5/31/04	1,900	1,900	None	None

Smith Barney Core Plus Bond Fund Inc.	7/31/04	2,000	2,000	None	None

Smith Barney Sector Series Inc.
Smith Barney Financial Services Fund	10/31/04	2,400	2,200	None	None
Smith Barney Health Sciences Fund	10/31/04	2,400	2,200	None	None
Smith Barney Technology Fund	10/31/04	2,400	2,000	None	None

Smith Barney Massachusetts Municipals Fund	11/30/04	2,200	2,000	None	None

Smith Barney Investment Trust
Smith Barney Classic Values Fund	11/30/04	2,200	2,200	None	None
Smith Barney Intermediate Maturity California Municipals Fund	11/30/04	2,100	1,900	None	None
Smith Barney Intermediate Maturity New York Municipals Fund	11/30/04	2,100	1,900	None	None
Smith Barney Large Capitalization Growth Fund	11/30/04	2,500	2,500	None	None
Smith Barney Mid Cap Core Fund	11/30/04	2,400	2,400	None	None
Smith Barney S&P 500 Index Fund	12/31/04	2,600	2,400	None	None

Smith Barney Appreciation Fund Inc.	12/31/04	3,400	3,400	None	None

Smith Barney World Funds, Inc.
Smith Barney Inflation Management Fund	10/31/04	2,800	2,800	None	None
International All Cap Growth Portfolio	10/31/04	2,800	2,800	None	None

Travelers Series Fund Inc.
Smith Barney Money Market Portfolio	10/31/04	2,200	2,200	None	None
SB Adjustable Rate Income Portfolio	10/31/04	2,300	2,300	None	None
Smith Barney Aggressive Growth Portfolio	10/31/04	2,600	2,400	None	None
Smith Barney High Income Portfolio	10/31/04	2,500	2,500	None	None
Smith Barney International All Cap Growth Portfolio	10/31/04	2,600	2,600	None	None
Smith Barney Large Capitalization Growth Portfolio	10/31/04	2,300	2,300	None	None
Smith Barney Large Cap Value Portfolio	10/31/04	2,300	2,300	None	None
Smith Barney Mid Cap Core Portfolio	10/31/04	2,300	2,100	None	None
Social Awareness Stock Portfolio	12/31/04	2,100	2,100	None	None

SB Adjustable Rate Income Fund	5/31/04	2,600	2,400	None	None

Smith Barney Investment Series
Smith Barney International Fund	10/31/04	3,100	3,100	None	None
Smith Barney Dividend Strategy Fund	10/31/04	2,600	2,600	None	None
SB Growth and Income Fund	10/31/04	2,600	2,600	None	None
Smith Barney Premier Selections All Cap Growth Portfolio	10/31/04	2,400	2,200	None	None

		Tax Fees		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Smith Barney Growth and Income Portfolio	10/31/04	2,300	2,100	None	None
SB Government Portfolio	10/31/04	2,100	2,100	None	None
Smith Barney Dividend Strategy Portfolio	10/31/04	2,400	2,200	None	None

Smith Barney Trust II
Smith Barney Diversified Large Cap Growth Fund	10/31/04	4,000	4,000	None	None
Smith Barney Small Cap Growth Opportunities Fund	10/31/04	4,000	4,000	None	None
Smith Barney International Large Cap Fund	12/31/04	4,000	4,000	None	None
Smith Barney Capital Preservation Fund	10/31/04	2,500	2,500	None	None
Smith Barney Capital Preservation Fund II	10/31/04	2,500	2,500	None	None
Smith Barney Short Duration Municipal Income Fund	10/31/04	7,000	7,000	None	None

Salomon Brothers Trust
Salomon Brothers National Tax Free Bond Fund	12/31/04	2,000	2,000	None	None
Salomon Brothers California Tax Free Bond Fund	12/31/04	2,000	2,000	None	None
Salomon Brothers New York Tax Free Bond Fund	12/31/04	2,000	2,000	None	None
Salomon Brothers Mid Cap Fund	12/31/04	2,100	2,100	None	None
Smith Barney Small Cap Growth Opportunities Portfolio	12/31/04	4,000	4,000	None	None

CitiFunds Premium Trust
Citi Premium Liquid Reserves	8/31/04	1,700	1,700	None	None
Citi Premium U.S. Treasury Reserves	8/31/04	2,000	2,000	None	None

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	8/31/04	1,700	1,700	None	None
Citi Institutional Cash Reserves	8/31/04	1,900	1,900	None	None
Citi Institutional U.S. Treasury Reserves	8/31/04	2,000	2,000	None	None
Citi Institutional Tax Free Reserves	8/31/04	2,000	2,000	None	None
Citi Institutional Enhanced Income Fund*	N/A	N/A	N/A	N/A	N/A

CitiFunds Trust I
Smith Barney Emerging Markets Equity Fund*	N/A	N/A	N/A	N/A	N/A

CitiFunds Trust III
Citi Cash Reserves	8/31/04	1,700	1,700	None	None
Citi U.S. Treasury Reserves	8/31/04	2,000	2,000	None	None
Citi Tax Free Reserves	8/31/04	2,000	2,000	None	None
Citi California Tax Free Reserves	8/31/04	2,000	2,000	None	None
Citi Connecticut Tax Free Reserves	8/31/04	2,000	2,000	None	None
Citi New York Tax Free Reserves	8/31/04	2,000	2,000	None	None

*	The Fund has recently commenced operations, and information for the Fund’s first fiscal year is not yet available.

Appendix P

5% Share Ownership

As of August 22, 2005, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated:

Fund	Class	Percent	Name	Address
Citi California Tax Free Reserves	N	11.47%	Citibank NA	Attn: John Malandro, 333 W 34th St., Fl. 3, NY, NY 10001-2402
Citi California Tax Free Reserves	N	75.40%	Citicorp Mortgage Incon Citigold MS 430:	Attn: Reconciliation, 1000 Technology Dr., Saint Charles, MO 63304-2240
Citi California Tax Free Reserves	N	22.71%	Rolando P. Gipulan and Norma E. Gipulan JTWROS	29448 Evans Lane, Highland, CA 92346-7702
Citi California Tax Free Reserves	N	8.77%	Ms. Annette Kay MacDonald, Mr. John Howard MacDonald TTEE, U/A/D 05-24-1988, FBO John & Annette MacDonald FA	2029 W. Mountain, Glendale, CA 91201-1259
Citi California Tax Free Reserves	N	5.88%	Rolando P. Gipulan and Norma E. Gipulan JTWROS	29448 Evens Ln, Highland, CA 92346-7702
Citi California Tax Free Reserves	N	5.12%	Mr. David J. Buckanavage and Deborah L. Buckanavage JTWROS	27946 Suffolk Lane, San Juan Capistrano, CA 92675-1935
Citi California Tax Free Reserves	N	5.12%	Mr. David J. Buckanavage and Deborah L. Buckanavage JTWROS	27946 Suffolk Lane, San Juan Capistrano, CA 92675-1935
Citi Cash Reserves	N	10.09%	Citigroup Global Markets Inc.	33 West 34th St., 3rd Fl., NY, NY 10001-2402
Citi Cash Reserves	N	84.42%	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation, 1000 Technology Dr., Saint Charles, MO 63304-2240
Citi Connecticut Tax Free Reserves	N	84.50%	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation, Attn: John Malandro, 1 Court Sq., Fl. 22, Long Island City, NY 11120-0001
Citi Connecticut Tax Free Reserves	Smith Barney Connecticut Money Market Portfolio—Class Y	82.92%	Fiduciary Trust International Revenue	Attn: John Conte, 600 Fifth Ave., NY, NY 0020-2326
Citi Connecticut Tax Free Reserves	Smith Barney Connecticut Money Market Portfolio—Class Y	17.08%	Fiduciary Trust International—Non Revenue	Attn: John Conte, 600 Fifth Ave., NY, NY 10020-2326
Citi Connecticut Tax Free Reserves	N	30.03%	Mr. Michael G. Beck	24 Mimosa Dr., Cos Cob, CT 06807-1415
Citi Connecticut Tax Free Reserves	N	22.57%	Mr. James G. Benincasa	83 Fairfield Ave., Greenwich, CT 06830-4855
Citi Connecticut Tax Free Reserves	N	13.49%	Timothy Robert Coleman, Allison H. Coleman JTWROS	41 Jones Park, Riverside, CT 06878-2205
Citi Connecticut Tax Free Reserves	N	11.25%	Mrs. Elaine Waldo Broome	887 Farmington Ave., Apt. 2D, West Hartford, CT 06119-1495
Citi Connecticut Tax Free Reserves	N	6.23%	William J. Deutsch and Frances E. Deutsch JTWROS	113 Round Hill Rd., Greenwich, CT 06831-3722
Citi Institutional Cash Reserves	O	18.38%	Citibank NA FBO CNAI The Premcor Refinancing GR	Attn: Hien Nugent, 388 Greenwich St Fl. 19, NY, NY 10013-2375
Citi Institutional Cash Reserves	O	6.30%	Banco De La Republica	Carrera 7 No 14-78, Attn: Rafael De Fex, 4th Fl., Bogota Colombia
Citi Institutional Cash Reserves	O	11.77%	SLM Corp	11600 Sallie Mae Dr., Reston, VA 20193-0001
Citi Institutional Cash Reserves	S	18.73%	Citibank Global Cash Mgt	Attn: Pam Russell, 1 Penns Way, New Castle, DE 19720-2437
Citi Institutional Cash Reserves	S	50.88%	JP Morgan Chase Bank and Trust Series 2002-1 Ford Credit Fl. Plan Master Owner Trust A	Attn: Michael Smith VP, 4 NY Plaza, 6th Fl., NY, NY 10004-2413
Citi Institutional Cash Reserves	S	12.55%	Citibank FBO CUSA #795559 Term A/C Attn: Olga Bravo	111 Wall St., Flr 15, Zone 8, NY, NY 10005-3509
Citi Institutional Cash Reserves	L	9.52%	Avon Products Foundation Inc.	Midland and Peck Ave. S, Attn: Margaret Maceachern, Rye, NY 10580
Citi Institutional Cash Reserves	L	7.78%	Travelers Casualty and Surety Co of America Secured Party FBO AMR Corp	Attn: Anna Nowik National Resource, One Tower Sq. Bond 15cz, Hartford, CT 06183-0001
Citi Institutional Cash Reserves	L	6.85%	Citibank NA As TTEE FBO Lloyd’s US SITUS CRD for Reinsurance TR Fund #102 Gammell Kershaw & Co Ltd	C/O Citibank Wwss/Foreign Tr Un, 111 Wall St., 14th Fl., NY, NY 10043-1000
Citi Institutional Cash Reserves	SVB Late Day Liquid Reserves Shares	100%	ADP Clearing and Outsourcing Services Inc.	26 Brd.Way 13th Fl., Money Funds, NY, NY 10004-1703
Citi Institutional Cash Reserves	S	64.72%	Diane B. Wilsey, TTEE, The Diane Wilsey Rev. Tr., U/A/D 05/14/2002	2589 Jackson St., San Francisco, CA 94115-1121
Citi Institutional Cash Reserves	S	24.40%	Filenet Corporation, Behshid Amini-Rad	3565 Harbor Boulevard, Costa Mesa, CA 92626-1405

Fund	Class	Percent	Name	Address
Citi Institutional Cash Reserves	S	9.86%	Meijer Inc., Attn. Brian Steenbergen, Managed—Outsourced	2929 Walker NW, Grand Rapids, MI 49544-9424
Citi Institutional Enhanced Income	I	56.74%	Citigroup Global Markets FBO Citi Financial Products Inc. Cieif Seed Money	Attn: Meghan Walsh, 100 First Stamford Place, Fl. 5, Stamford CT 6902-6740
Citi Institutional Enhanced Income	I	15.21%	Penrose Family Trust UA DTD 04/19/1999	4373 Osprey St., San Diego, CA 92107-4132
Citi Institutional Liquid Reserves	A	22.94%	News America Incorporated	1211 Ave. of the Americas, NY, NY 10036-8701
Citi Institutional Liquid Reserves	A	7.09%	Chicago Mercantile Exchange Inc. Customer Segregated Acct	30 S Wacker Dr., 6 North Tower, Chicago, IL 60606-7413
Citi Institutional Liquid Reserves	SVB Liquid Reserves Shares	100%	ADP Clearing and Outsourcing Services Inc.	26 Brd.Way 13th Fl., Money Funds, NY, NY 10004-1703
Citi Institutional Liquid Reserves	SVB Institutional Liquid Reserves Shares	100%	ADP Clearing and Outsourcing Services Inc.	26 Brd.Way 13th Fl., Money Funds, NY, NY 10004-1703
Citi Institutional Liquid Reserves	A	11.85%	State Street Bank & Trust CUST FBO Citigroup 401k Plan	105 Rosemont Ave., Westwood, MA 02090-2318
Citi Institutional Tax Free Reserves	—	39.00%	Citibank NA	Attn: John Malandro, 333 W 34th St., Fl. 3, NY, NY 10001-2402
Citi Institutional Tax Free Reserves	—	9.19%	The Edgar M Bronfman Trust Mildred Kalik	C/O Reminick Aarons & Company LLP, Attn: Andrew Weiss, 1430 Brd.Way, NY, NY 10018-3308
Citi Institutional Tax Free Reserves	—	8.38%	Lehman Brothers Holdings Inc.	745 7th Ave., NY, NY 10019-6801
Citi Institutional Tax Free Reserves	—	5.55%	Weyerhaeuser Company	Attn: Norman Lund, 33663 Weyerhaeuser Way South, Mail Stop Chic32, Federal Way, WA 98001-9629
Citi Institutional Tax Free Reserves	—	11.21%	Lowes Companies Inc.	Attn: Treasury Department (1ETR), 1000 Lowes Blvd., Mooresville, NC 28117-8520
Citi Institutional Tax Free Reserves	—	9.20%	ADP Clearing and Outsourcing Services Inc.	26 Brd.Way 13th Fl., Money Funds, NY, NY 10004-1703
Citi Institutional Tax Free Reserves	—	12.72%	Toyota Motor Sales, U.S.A., Inc.	Attn: Treasury OPS Manager, 19001 South Western Ave., Torrance, CA 90501-1106
Citi Institutional Tax Free Reserves	—	7.91%	Int’l Securities Exchange, Inc AMIT MUNI	60 Brd. St., NY, NY 10004-2306
Citi Institutional Tax Free Reserves	—	7.86%	Robert Half International	Attn: Keith Waddell, 2884 Sand Hill Rd., Menlo Park, CA 940525-7072
Citi Institutional Tax Free Reserves		5.09%	East West Bank—Ticor	415 Huntington Dr., San Marino, CA 91108-2358
Citi Institutional U.S. Treasury Reserves	A	27.98%	Citibank NA	Attn: John Malandro, 333 W 34th St., Fl., 3, NY, NY 10001-2402
Citi Institutional U.S. Treasury Reserves	A	5.87%	Walter Oil & Gas Corporation—Operating	1100 Louisiana St., Ste. 200, Houston, TX 77002-5215
Citi Institutional U.S. Treasury Reserves	A	11.93%	Walter Oil & Gas Corporation—Revenue	1100 Louisiana St., Ste. 200, Houston, TX 77002-5215
Citi Institutional U.S. Treasury Reserves	A	9.65%	Pogo Overseas Production B V	5 Greenway Plaza Ste. 2700, Houston, TX 77046-0512
Citi Institutional U.S. Treasury Reserves	A	8.72%	ADP Clearing and Outsourcing Services Inc.	26 Brd.Way 13th Fl., Money Funds, NY, NY 10004-1703
Citi Institutional U.S. Treasury Reserves	A	58.41%	Netexit, Inc., Attn: Emilie Ng	125 S. Dakota Ave.—Ste 1100, Sioux Falls, SD 57104-6403
Citi Institutional U.S. Treasury Reserves	A	5.91%	Jasper Johns	PO Box 642, Sharon, CT 06069-0642
Citi New York Tax Free Reserves	N	19.83%	Citigroup Global Markets Inc.	333 West 34th St., 3rd Fl., NY, NY 10001-2402
Citi New York Tax Free Reserves	N	70.64%	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation, Attn: John Malandro, Court Sq., Fl. 22, Long Island City, NY 11120-0001
Citi New York Tax Free Reserves	N	8.14%	K C Wold Jr.	173 Riverside Dr., NY, NY 10024-1615
Citi Premium Liquid Reserves		22.51%	Citibank NA	Attn: John Malandro, 333 W 34th St., Fl. 3, NY, NY 10001-2402
Citi Premium Liquid Reserves	—	12.13%	Citicorp Services Inc.	Attn: Glenda Finkelstein, Cash Mgmt, 3800 Citibank Ctr., B2-14, Tampa, FL 33610
Citi Premium Liquid Reserves	—	15.58%	Citibank Global Cash Management Ser	Attn: Robin Hampton, 1 Penns Way, New Castle, DE 9720-2437
Citi Premium Liquid Reserves	—	28.78%	Citigroup Global Markets Inc.	333 West 34th St., 3rd Fl., NY, NY 10001-2402
Citi Premium U.S. Treasury Reserves	—	40.13%	Citibank NA	Attn: John Malandro, 333 W 34th St., Fl. 3, NY, NY 10001-2402
Citi Premium U.S. Treasury Reserves	—	9.32%	American National Power Inc.	C/O Andrew Golden, 62 Forest St., Ste. 102, Marlborough, MA 01752-3028
Citi Premium U.S. Treasury Reserves	—	16.43%	Fiduciary Trust INT Revenue	Attn: Frank Lomassaro, 600 5th Ave., Fl. 2, NY, NY 10020-2302
Citi Tax Free Reserves	N	7.49%	Citibank NA	Attn: John Malandro, 333 W 34th St., Fl. 3, NY, NY 10001-2402
Citi Tax Free Reserves	N	81.30%	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation, 1 Court Sq., 22nd Fl., Attn: John Malandro, Long Island City, NY 11120-0001
Citi Tax Free Reserves	N	7.37%	Citigroup Global Markets Inc.	333 West 34th St., 3rd Fl., NY, NY 10001-2402
Citi Tax Free Reserves	N	11.02%	Mr. Neil Arora and Mrs. Deepti Arora JTWROS	238 Crescenzi, West Orange, NJ 07052-4136
Citi U.S. Treasury Reserves	N	79.12%	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation, Attn: John Malandro, 1 Court Sq., Fl. 22, Long Island City, NY 11120-0001

Fund	Class	Percent	Name	Address
Citi U.S. Treasury Reserves	N	11.17%	Citigroup Global Markets Inc.	333 West 34th St., 3rd Fl., NY, NY 10001-2402
Citi U.S. Treasury Reserves	N	20.44%	Mrs. Sondra B. Murray	3202 El Toro Cove, Austin, TX 78746-1513
Citi U.S. Treasury Reserves	N	17.04%	Cumberland Investments, LLC, Mr. Charles V. Cumberland, Mrs. Janet L. Cumberland	3668 Great Bear, Las Vegas, NV 89147-7734
Citi U.S. Treasury Reserves	N	9.041%	Marion Schulman	PO Box 71898, Los Angeles, CA 90071-0898
Citi U.S. Treasury Reserves	N	7.37%	Irwin M. Newman P/Adm, Universal Shielding Corp PS PL	20 West Jefoyn Blvd, Deer Park, NY 11729-4506
Citigroup Investments Corporate Loan Fund Inc.	Common	10.17%	St. Paul Travelers Companies Inc.	385 Washington St., St. Paul, MN 5510 (based on Schedule 4 filed on June 13, 2005)
Citigroup Investments Corporate Loan Fund Inc.	Common	7.00%	First Trust Portfolio L.P. First Trust Advisors L.P. The Charger Corporation	1001 Warrenville Road, Lisle, IL 60532 (based on Schedule 13G filed on June 10, 2005)
Citigroup Investments Corporate Loan Fund Inc.	Auction Rate Cumulative Preferred Stock Series A	87.65%	Citigroup Global Markets Inc.	c/o Pat Haller, 333 West 34th Street, New York, NY 10001
Citigroup Investments Corporate Loan Fund Inc.	Auction Rate Cumulative Preferred Stock Series A	11.47%	NFS LLC Molly Carter	200 Liberty St., New York, NY 10028
Citigroup Investments Corporate Loan Fund Inc.	Auction Rate Cumulative Preferred Stock Series B	90.59%	Citigroup Global Markets Inc.	c/o Pat Haller, 333 West 34th Street, New York, NY 10001
Citigroup Investments Corporate Loan Fund Inc.	Auction Rate Cumulative Preferred Stock Series B	9.41%	Mellon TR Melissa Tarasovich	525 William Penn Place, Suite 3418, Pittsburgh, PA 15259
Greenwich St. Series—Appreciation Portfolio	—	63.58%	Travelers Life and Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Appreciation Portfolio	—	28.61%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Diversified Strategic Income Portfolio	—	55.07%	Travelers Life and Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Diversified Strategic Income Portfolio	—	37.49%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Equity Index Portfolio	II	60.51%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Equity Index Portfolio	II	37.82%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Equity Index Portfolio	1	62.99%	Travelers Life and Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Equity Index Portfolio	1	36.74%	Travelers Life and Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Intermediate High Grade Portfolio	—	100%	IDS Life Variable Account, Smith Barney Funds	222 AXP Financial Ctr., Minneapolis, MN 55474
Greenwich St. Series—Capital and Income Portfolio	—	43.39%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Capital and Income Portfolio	—	34.38%	GSS Capital and Income Portfolio Seed Account	Attn: Meghan Walsh, 300 First Stamford Place, Stamford CT 06902
Greenwich St. Series—Capital and Income Portfolio	—	22.23%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Fundamental Value Portfolio	—	64.86%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, P.O. Box 990027, Hartford, CT 06199-0027
Greenwich St. Series—Fundamental Value Portfolio	—	33.71%	Travelers Insurance Company	Attn: Shareholder Accounting, P.O. Box 990027, Hartford, CT 06199-0027
Managed High Income Portfolio, Inc.	Common	5.20%	First Trust Portfolio L.P. First Trust Advisors L.P. The Charger Corporation	1001 Warrenville Road, Lisle, IL 60532 (based on Schedule 13G filed on June 10, 2005)
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series M	98.40%	Citigroup Global Markets Inc.	c/o Pat Haller, 333 West 34th Street, New York, NY 10001
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series T	85.90%	Citigroup Global Markets Inc.	c/o Pat Haller, 333 West 34th Street, New York, NY 10001
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series T	12.25%	Pershing Al Hernandez Securities Corporation	1 Pershing Place, Jersey City, NJ 07399
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series W	93.30%	Citigroup Global Markets Inc.	c/o Pat Haller, 333 West 34th Street, New York, NY 10001
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series W	6.00%	Bank of New York Mitchel Sobel	One Wall St., 6th Floor, New York, NY 10286
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series Th	90.35%	Citigroup Global Markets Inc.	c/o Pat Haller, 333 West 34th Street, New York, NY 10001
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series Th	6.00%	US Bank NA Keith Frohlicher	Attn: Securities Control, 1555 N. Rivercenter Dr., Suite 300, Milwaukee, WI 53212

Fund	Class	Percent	Name	Address
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series F	83.10%	Citigroup Global Markets Inc.	c/o Pat Haller, 333 West 34th Street, New York, NY 10001
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series F	7.00%	US Bank NA Keith Frohlicher	Attn: Securities Control, 1555 N. Rivercenter Dr., Suite 300, Milwaukee, WI 53212
Managed Municipals Portfolio Inc.	Municipal Auction Rate Cumulative Preferred Series F	6.00%	Bank of New York Mitchel Sobel	One Wall St., 6th Floor, New York, NY 10286
Real Estate Income Fund Inc.	Series M Taxable Auction Rate Preferred Stock	87.52%	Citigroup Global Markets Inc.	c/o Pat Haller, 333 West 34th Street, New York, NY 10001
Real Estate Income Fund Inc.	Series M Taxable Auction Rate Preferred Stock	10.87%	Northern Trust Company	c/o Karen Greene, 801 S. Canal St., Chicago, IL 60607
Salomon Brothers California Tax Free Bond Fund	O	100%	Merrill J. Jacobson Inez R. Jacobson JTWROS	10725 Hess Dr., Lamesa, CA 92041
Salomon Brothers California Tax Free Bond Fund	A	96.42%	Citigroup Global Markets, Inc.	Attn: Peter Booth, 333 West 34th St. 7th Fl., NY, NY 10001-2483
Salomon Brothers California Tax Free Bond Fund	B	91.94%	MLPF&S for the sole benefit of its customers	Attn: Fund Administration, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-0000
Salomon Brothers California Tax Free Bond Fund	C	59.46%	NFSC FEBO #Stl-908657 Joan M. Bowen	202 N. San Jose Dr., Glendora, CA 91741
Salomon Brothers California Tax Free Bond Fund	C	24.31%	First Clearing, LLC A/C 6569-0037 Robert B. Pirkey	813 Wilcox Ave., Apt. 301, Los Angeles, CA 90038-3699
Salomon Brothers California Tax Free Bond Fund	C	16.22%	A.G. Edwards & Sons, Inc. FBO Michael J. Trainor A/C 280-186767	One North Jefferson, St. Louis, MO 63103-2287
Salomon Brothers Mid Cap Fund	O	98.38%	Citigroup Global Markets, Inc.	Attn: Peter Booth, 333 West 34th St. 7th Fl., NY, NY 10001-2483
Salomon Brothers Mid Cap Fund	A	43.41%	Fahnestock & Co. Inc. FBO G251602061 Dina Partners	Attn: David Solomon, 2180 Sand Hill Rd., Apt. 160, Menlo Park, CA 94025-6935
Salomon Brothers Mid Cap Fund	A	28.61%	Smith Barney 401k Advisors Trust Smith Barney Corp Trust Co TTEE	Two Tower Ctr., PO Box 1063, E. Brunswick, NJ 08816-1063
Salomon Brothers Mid Cap Fund	B	17.17%	First Clearing, LLC ADL Enterprises LLC	PO Box 408, Sayville, NJ 11782-0408
Salomon Brothers Mid Cap Fund	B	8.63%	NFS LLC FEBO NFS/FMTC SEP IRA FBO George Randy McCracken	7700 Yankee Hill Rd., Lincoln, NE 68516
Salomon Brothers Mid Cap Fund	B	6.92%	RBC Dain Rauscher James H. Ringer Jr. and Virginia Joan Ringer TTEES James H. Ringer Jr. Living Trust	4668 Mission Dr., Decatur, IL 62526
Salomon Brothers Mid Cap Fund	B	6.91%	Pershing LLC	PO Box 2052, Jersey City, NJ 07030-9998
Salomon Brothers Mid Cap Fund	B	6.17%	UBS Financial Services Inc. FBO UBS-FINSVC CDN FBO Mr. Mark Greenstone	PO Box 3321, 1000 Harbor Blvd., Weehawken, NJ 07086-8154
Salomon Brothers Mid Cap Fund	C	15.77%	A.G. Edwards & Sons Inc. FBO Mary D. Biehn	One North Jefferson, St. Louis, MO 63103-2287
Salomon Brothers Mid Cap Fund	C	9.31%	A.G. Edwards & Sons Inc. FBO Mark D. Woods & Julia L. Allisson Woods TTEE Woods	One North Jefferson, St. Louis, MO 63103-2287
Salomon Brothers Mid Cap Fund	C	7.10%	First Clearing, LLC Richard Keith Hope	6423 Eleanor Ct., Norfolk, VA 23508-1009
Salomon Brothers Mid Cap Fund	C	6.79%	First Clearing, LLC John P. Wineman IRA R/O FCC as Custodian	10700 Wheat First Dr., Glen Allen, VA 23060
Salomon Brothers Mid Cap Fund	C	6.51%	Bruce R. Hutchinson & Karen W. Hutchinson Co TTEES Hutchinson Family Trust U/A DTD 09/07/00	783 Santa Victoria, Solana Beach, CA 92075-1551
Salomon Brothers Mid Cap Fund	C	6.44%	A.G. Edwards & Sons Inc. C/F David M. Mackenzie IRA Account	251 Sturges Rd., Fairfield, CT 06430-4958
Salomon Brothers Mid Cap Fund	C	6.05%	Pershing LLC	PO Box 2052, Jersey City, N 07303-9998
Salomon Brothers Mid Cap Fund	C	5.90%	H R Lewis TTEE H R Lewis MD PA Corporation	Professional Plaza One, One Medical Parkway, Ste 139, Dallas, TX 75234
Salomon Brothers National Tax Free Bond Fund	O	37.89%	Dorothy R. Weiskopf & Karen Weiskopf Preston Co-TTEES Weiskopf Family Trust U/A DTD 04/11/83	145 N. Nilwakee Ave., Apt. 6026, Vernon Hills, IL 60061
Salomon Brothers National Tax Free Bond Fund	O	22.71%	Beverly A. Hammer TTEE The Beverly A. Hammer Family TR U/A DTD 4/17/98	516E-3085 So, Salt Lake City, UT 84106
Salomon Brothers National Tax Free Bond Fund	O	22.51%	William A. Caldwell TTEE The William A. Caldwell Rev Trust UA DTD 3/4/98	13400 Shaker Blvd. No 706, Cleveland, OH 44120
Salomon Brothers National Tax Free Bond Fund	O	15.81%	Thomas Lavan & Anne Lavan JTWROS	35 Quaker Lane, Farmingdale, NY 11735

Fund	Class	Percent	Name	Address
Salomon Brothers National Tax Free Bond Fund	A	77.64%	Citigroup Global Markets, Inc.	Attn: Peter Booth, 333 West 34th St., 7th Fl., NY, NY 10001-2483
Salomon Brothers National Tax Free Bond Fund	B	6.10%	NFSC FEBO #Krp-107107 HMSS Company A Partnership A Partnership	1029 Railrd. St., Corona, CA 92882
Salomon Brothers National Tax Free Bond Fund	B	5.77%	MLPF&S for the sole benefit of its customers	Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-0000
Salomon Brothers National Tax Free Bond Fund	B	5.30%	Pershing LLC	Po Box 2052, Jersey City, NJ 07303-2052
Salomon Brothers National Tax Free Bond Fund	C	43.28%	Citigroup Global Markets, Inc.	Attn: Peter Booth, 333 West 34th St., 7th Fl., NY, NY 10001-2483
Salomon Brothers National Tax Free Bond Fund	C	12.94%	A.G. Edwards & Sons Inc. FBO Linda Knight White TTEE Mark Howard IRREV Trust	One North Jefferson, St. Louis, MO 63103-2287
Salomon Brothers National Tax Free Bond Fund	C	6.38%	RBC Dain Rauscher Herbert L. Zimelis Dorothy Zimelis Co- TTEES U/A DTD 10/14/1997	35 Windsor Dr., Boynton Beach, FL 33436-6062
Salomon Brothers National Tax Free Bond Fund	C	5.85%	James Omer Olson & Connie K. Olson JTWROS	40715 Misty Trail, Richville, MN 56576
Salomon Brothers National Tax Free Bond Fund	C	5.09%	MLPF&S for the sole benefit of its customers	Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-0000
Salomon Brothers National Tax-Free Bond Fund	B	38.50%	Citigroup Global Markets, Inc.	Attn: Peter Booth, 333 West 34th St., 7th Fl., NY, NY 10001-2483
Salomon Brothers New York Tax Free Bond Fund	O	97.90%	Bernard Levy Toby Levy & Barbara Einhorn JTWROS	820 Ocean Parkway #202, Brooklyn, NY 11230
Salomon Brothers New York Tax Free Bond Fund	A	88.32%	Citigroup Global Markets, Inc.	Attn: Peter Booth, 333 West 34th St., 7th Fl., NY, NY 10001-2483
Salomon Brothers New York Tax Free Bond Fund	B	46.70%	MLPF&S for the sole benefit of its customers	Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL.
Salomon Brothers New York Tax Free Bond Fund	B	19.75%	Citigroup Global Markets, Inc.	Attn: Peter Booth, 333 West 34th St., 7th Fl., NY, NY 10001-2483
Salomon Brothers New York Tax Free Bond Fund	B	14.35%	Dean Witter FBO Bruce Meyers	PO Box 250, Church St. Station, NY, NY 10008-0250
Salomon Brothers New York Tax Free Bond Fund	B	7.83%	First Clearing, LLC, Elvira Biondo & Dena Feren &	28 Ave. B, Holbrook, N 11741-2014
Salomon Brothers New York Tax Free Bond Fund	B	6.69%	NFSC FEBO #K1F-001228 Donald J. Bullett TTEE TTEE Elizabeth Gachosh FAM TR U/A 9/10/97	14 Brinker Way, Loudonville, NY 12211
Salomon Brothers New York Tax Free Bond Fund	C	73.27%	MLPF&S for the sole benefit of its customers	Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-0000
Salomon Brothers New York Tax Free Bond Fund	C	23.07%	Citigroup Global Markets, Inc.	Attn: Peter Booth, 333 West 34th St., 7th Fl., NY, NY 10001-2483
SB Adjustable Rate Income Fund	Salomon Share Class A	13.86%	Dean Witter FBO Morgan Stanley Trust SUCC Co-TTE	PO Box 250, Church St. Station, NY, NY 10008-0250
SB Adjustable Rate Income Fund	Salomon Share Class A	12.02%	Dean Witter for the benefit of New Jersey Education Association	PO Box 250, Church St. Station, NY, NY 10008-0250
SB Adjustable Rate Income Fund	Salomon Share Class A	9.27%	MLPF&S for the sole benefit of its customers	Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-0000
SB Adjustable Rate Income Fund	Salomon Share Class A	5.65%	UBS Financial Services Inc. FBO Healthetech Inc.	Attn: Kelly Haley, 523 Park Point Dr., 3rd Fl., Golden, CO 80401-9362
SB Adjustable Rate Income Fund	Salomon Share Class B	21.24%	Wells Fargo Investments LLC	608 Second Ave. South 8th Fl., Minneapolis, MN 55402
SB Adjustable Rate Income Fund	Salomon Share Class B	16.74%	American Enterprise Investment SVCS FBO	PO Box 9446, Minneapolis, MN 55440
SB Adjustable Rate Income Fund	Salomon Share Class B	15.32%	Raymond James & Assoc. Inc. FBO Davison IRA BIN# 57631094	880 Carillon Pkwy, St. Petersburg, FL 33716
SB Adjustable Rate Income Fund	Salomon Share Class B	12.33%	Dean Witter for the benefit of Herb A. Hill	PO Box 250, Church St. Station, NY, NY 10008-0250
SB Adjustable Rate Income Fund	Salomon Share Class B	9.74%	Legg Mason Wood Walker Inc.	PO Box 1476, Baltimore, MD 21202
SB Adjustable Rate Income Fund	Salomon Share Class B	9.73%	First Clearing, LLC, the Audys D. Losche Revocable Trust	1706 Chaise Ct, Carson City, NV 89703-2359
SB Adjustable Rate Income Fund	Salomon Share Class B	5.86%	American Enterprise Investment SVCS FBO 179748091	PO Box 9446, Minneapolis, MN 55440
SB Adjustable Rate Income Fund	Salomon Share Class C	6.10%	Raymond James & Assoc. Inc. FBO Taylor Universi BIN# 48125561	880 Carillon Pkwy, St. Petersburg, FL 33716
SB Adjustable Rate Income Fund	A	5.18%	Miccosukee Tribe, Reserve Account	Attn: Julio Martinez, P.O. Box 440021, Miami, FL 33144-0021
SB Adjustable Rate Income Fund	Y	30.207%	Walter Oil & Gas Corp.	Attn: Emily W. Herrmann, 1100 Louisiana, Suite 200, Houston, TX 77002-5215
SB Adjustable Rate Income Fund	Y	23.98%	David L. Johnson, Tomasz H. Skotnicki Execs, Estate of Kim Magness	c/o Jerry Kaiser, 1670 Brd.Way, Ste #3000, Denver, CO 80202-4801

Fund	Class	Percent	Name	Address
SB Adjustable Rate Income Fund	Y	18.28%	Benderson Development Co. Inc., Randall Benderson, David H. Baldauf, Alan S. Wolfson	8441 Cooper Creek Boulevard , University Park, FL 34201-2006
SB Adjustable Rate Income Fund	Y	10.77%	The Anschutz Corp.	Attn: Thomas G. Kundert, 555 17th St., Suite 2400, Denver, CO 80202-3941
SB Adjustable Rate Income Fund	Y	5.15%	Turkey Creek LLC, James K. Aronstein, Michael Page	1540 Brd.Way, Suite 1400, Denver, CO 80202-5164
SB Capital and Income Fund	Salomon Share Class A	24.22%	A. G. Edwards & Sons Inc. C/F James D. Johnson III Rollover IRA Account	1600 Tucker, Baytown, TX 77521-4668
SB Capital and Income Fund	Salomon Share Class A	19.42%	First Clearing , LLC, Fay I Morgan IRA	57 Jerry S. Rd., Ringtown, PA 17967
SB Capital and Income Fund	Salomon Share Class A	18.85%	A. G. Edwards & Sons Inc. C/F Ruth Murphy Rollover IRA Account	215 Jean Dr., Lawrenceburg, Ky 40342-1430
SB Capital and Income Fund	Salomon Share Class A	9.99%	First Clearing, LLC, Sharon D. Schemer CUST Ashley M. Schemer	10700 Wheat First Dr., Glen Allen, VA 23060
SB Capital and Income Fund	Salomon Share Class B	18.63%	Dean Witter for the benefit of Sibilia Family Irrevocable Trust	PO Box 250, Church St. Station, NY, NY 10008-0250
SB Capital and Income Fund	Salomon Share Class B	14.82%	A. G. Edwards & Sons Inc. FBO Kenneth R. Bear	One North Jefferson, St. Louis, MO 63103-2287
SB Capital and Income Fund	Salomon Share Class B	9.28%	MLPF&S for the sole benefit of its Customers Attn: Fund Administration	4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 42246-0000
SB Capital and Income Fund	Salomon Share Class B	8.59%	UBS Financial Services Inc. FBO Ben Luongo Lisa Luongojtwros	5 Skyline Circle, Canton, Ma 02021-1868
SB Capital and Income Fund	Salomon Share Class B	8.01%	Raymond James & Assoc Inc. FBO Klein IRA BIN# 74967833	880 Carillon Pkwy, St. Petersburg, FL 33716
SB Capital and Income Fund	Salomon Share Class B	7.46%	First Clearing Corporation A/C 8577-4946 Karen M. Vernon Segregated IRA	2501 Polk St., Reno, Nv 89503-1329
SB Capital and Income Fund	Salomon Share Class B	6.69%	Dean Witter Reynolds Cust for Robert Gitlin	Po Box 250, Church St. Station, NY, NY 10008-0250
SB Capital and Income Fund	Salomon Share Class B	6.21%	Dean Witter for the benefit of Philip R. Chappell &	Po Box 250, Church St. Station, NY, NY 10008-0250
SB Capital and Income Fund	Salomon Share Class B	5.31%	RBC Dain Rauscher Inc. FBO Monica Passin	350 East 52nd St., NY, NY 10022
SB Capital and Income Fund	Salomon Share Class B	5.23%	RBC Dain Rauscher Inc. FBO Lawrence Laub Kristen Bogenrief JT Ten/Wros	432 North Nelson St., Arlington, VA 22203-3506
SB Capital and Income Fund	Salomon Share Class C	44.63%	MLPF&S for the sole benefit of its customers	Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-0000
SB Capital and Income Fund	Salomon Share Class C	17.05%	A.G. Edwards & Sons Inc. C/F Robert W. Hendrickson Rollover IRA Account	102 Bobwhite Rd., Egg Hrbr Twp, NJ 08234-1703
SB Capital and Income Fund	Salomon Share Class C	10.20%	LPL Financial Services	9785 Towne Centre Dr., San Diego, CA 92121-1968
SB Capital and Income Fund	Salomon Share Class C	6.93%	First Clearing, LLC, Bobby J. Gordon & Peggy L. Gordon JT Ten	1600 College Park Rd., Claremore, Ok 74017-2015
SB Capital and Income Fund	Salomon Share Class C	6.52%	A.G. Edwards & Sons Inc. C/F Nellie C. Lagrone Rollover IRA Account	6539 Howe St., Groves, TX 77619-5135
SB Capital and Income Fund	Salomon Share Class C	6.33%	A.G. Edwards & Sons C/F Terje F. Thogersen IRA Account	604 2nd Ave., Marmora, NJ 08223-1709
SB Capital and Income Fund	Y	95.12%	Smith Barney Concert Series, SB Allocation Income	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Flr., NY, NY 10281-1008
SB Capital and Income Fund	B	12.00%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
SB Capital and Income Fund	A	16.60%	PFPC Brokerage Services, FBO Primerica Financial Services	211 S. Gulph Rd., King Prussia, PA 19406
SB Convertible Fund	Salomon Share Class A	81.15%	MLPF&S for the sole benefit of its customers	Attn: Fund Administration, 4800 Deer Lake Dr. East, 3rd Fl., Jackson Ville, FL 2246-0000
SB Convertible Fund	Salomon Share Class A	8.18%	NFSC FEBO #W81-102377 Howard Andrew Pearl	1191 Ctr. Point Dr., Unit D, Henderson, NV 89074
SB Convertible Fund	Salomon Share Class B	37.73%	American Enterprise Investment SVCS FBO 315305121	PO Box 9446, Minneapolis, MN 55440
SB Convertible Fund	Salomon Share Class B	21.92%	MLPF&S for the sole benefit of its customers	Attn: Fund Administration, 4800 Deer Lake Dr East, 3rd Fl., Jacksonville, FL 32246-0000
SB Convertible Fund	Salomon Share Class B	14.01%	American Enterprise Investment SVCS FBO 199884841	PO Box 9446, Minneapolis, MN 55440

Fund	Class	Percent	Name	Address
SB Convertible Fund	Salomon Share Class B	12.99%	First Clearing, LLC A/C 3694-9635 property of William A. Roe Sidney Gimple Cons	129 Church St., New Haven, CT 06510-2026
SB Convertible Fund	Salomon Share Class B	5.85%	American Enterprise Investment SVCS FBO 317235051	PO Box 9446, Minneapolis, MN 55440
SB Convertible Fund	Salomon Share Class C	67.18%	MLPF&S for the sole benefit of its customers Attn: Fund Administration	4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-0000
SB Convertible Fund	Y	77.67%	Wachovia Bank	1525 West Wt Harris Blvd., Nc1151, Charlotte, NC 28288-1151
SB Convertible Fund	Y	22.3[ ]%	Smith Barney Inc.	333 W 34th St., NY, NY 10001
SB Government Portfolio	Smith Barney Class A	80.15%	Travelers Life and Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
SB Government Portfolio	Smith Barney Class A	19.88%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
SB Growth & Income Fund	Salomon Share Class A	36.99%	A.G. Edwards & Sons Inc. C/F Arthur J. Nelson Rollover IRA Account	2550 Morningstar Rd., Wall, NJ 08736-2224
SB Growth & Income Fund	Salomon Share Class A	22.95%	UBS Financial Services Inc. FBO James E. Fornero & Lois S. Fornero Ttees FBO The Fornero Family Trust U/A Dated 12/8/86	620 W Hill, Fullerton, CA 92832-2734
SB Growth & Income Fund	Salomon Share Class A	12.02%	LPL Financial Services A/C 5768-8492	9785 Towne Centre Dr., San Diego, CA 92121-1968
SB Growth & Income Fund	Salomon Share Class A	9.99%	First Clearing, LLC, Michael J. Grening Simple IRA FCC as custodian	8615 NW 83rd St., Tamarac, FL 33321-8110
SB Growth & Income Fund	Salomon Share Class A	9.58%	Nicholas J. Van Patten and Susan M. Van Patten JTWROS	4639 Tiemann Ave., Saint Louis, MO 63123-5814
SB Growth & Income Fund	Salomon Share Class A	8.47%	Vicky Pingree & Sheryl Stevens JT TEN	27701 Bahamonde, Mission Viejo, CA 92692-3200
SB Growth & Income Fund	Salomon Share Class B	98.26%	Morgan Stanley DW Inc. Cust For Grace E. Johnson	PO Box 250, Church St. Station, NY, NY 10008-0250
SB Growth & Income Fund	Salomon Share Class C	89.34%	A. G. Edwards & Sons Inc. C/F Ralph Frischstein IRA Account	109 Maple Rd., Easton, CT 06612-1035
SB Growth & Income Fund	Salomon Share Class C	10.66%	William Zorovich	9 W. Orlando St., Massapequa, NY 11758-7423
SB Growth and Income Fund	O	11.42%	Eastern Meat Farms Inc. 401k Profit Sharing Plan 001 F/B/O Pietra Lodico	3880 Sally Lane, Oceanside, NY 11572-5935
SB Growth and Income Fund	O	9.04%	Darrel R. Stephens CGM IRA Rollover Custodian	304 Cimarron Court, Macon, GA 31220-87818
SB Growth and Income Fund	O	8.09%	Eastern Meat Farms Inc. 401k Profit Sharing Plan 001 F/B/O Richard Lodico	2089 Holland Way, Merrick, NY 11566-5421
SB Growth and Income Fund	O	6.95%	Eastern Meat Farms Inc. 401k Profit Sharing Plan 001 F/B/O Vincent A Barbieri	3949 Jane Lane, Oceanside NY 11572-5928
SB Growth and Income Fund	O	6.01%	Carol L. Taylor CGM IRA Rollover Custodian	309 Dickens Dr., Macon, GA 31210-2172
SB Growth and Income Fund	Smith Barney Class 1	100%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
SB Growth and Income Fund	Smith Barney Class B	89.84%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
SB Growth and Income Fund	Y	53.26%	Smith Barney Concert Series, SB Allocation Balanced	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
SB Growth and Income Fund	Y	34.05%	Smith Barney Concert Series, Select Balanced	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
SB Growth and Income Fund	Y	12.69%	Smith Barney Concert Series, SB Allocation Conservative	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Aggressive Growth Fund Inc.	A	24.83%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Aggressive Growth Fund Inc.	A	6.28%	Smith Barney Multi Choice Trust Smith Barney Corporate Trust Co	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Aggressive Growth Fund Inc.	B	29.85%	PFPC Brokerage Services, FBO Primerica Financial Services,	211 S. Gulph Rd., King Prussia, PA 19406
Smith Barney Aggressive Growth Fund Inc.	Y	46.84%	State Street Bank & Trust Cust., FBO Citigroup 401k Plan	105 Rosemont Ave., Westwood, MA 02090-2318
Smith Barney Aggressive Growth Fund Inc.	Y	15.77%	The John Hancock Life Ins. Company (USA)	250 Bloor St. East, 7th Fl., Toronto, Ontario, Canada M4W 1E5
Smith Barney Aggressive Growth Fund Inc.	Y	11.27%	Smith Barney Concert Series, SB Allocation High Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606

Fund	Class	Percent	Name	Address
Smith Barney Aggressive Growth Fund Inc.	Y	5.27%	New York Metropolitan Trans, Author 457 & 401k Plan, Wells Fargo Bank NA West TTE	c/o Fascorp, 8515 E. Orchard Rd., Apt. 2T2, Greenwood Village, CO 80111
Smith Barney All Cap Growth and Value Fund	A	100%	All Cap Growth & Value Fund	Attn: Cindy Teitler, 125 Brd. St., 10th Floor, NY, NY 10001
Smith Barney Allocation Series Inc.—Balanced Portfolio	B	79.08%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Allocation Series Inc.—Balanced Portfolio	Y	100%	Concert Series Seed Account	Attn: James Giallanza, 125 Brd. St., 11th Fl., NY, NY 10001
Smith Barney Allocation Series Inc.—Balanced Portfolio	A	77.64%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Allocation Series Inc.—Conservative Portfolio	B	78.31%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Allocation Series Inc.— Conservative Portfolio	A	76.04%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Allocation Series Inc.—Conservative Portfolio	A	10.87%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co.	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Allocation Series Inc.—Growth Portfolio	A	78.90%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Allocation Series Inc.—Growth Portfolio	B	80.33%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Allocation Series Inc.—Growth Portfolio	Y	100%	1 Concert Series Seed Account	Attn: James Giallanza, 125 Brd. St., 11th Fl., NY, NY 10001
Smith Barney Allocation Series Inc.—High Growth Portfolio	A	85.39%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Allocation Series Inc.—Income Portfolio	Y	100%	1 Concert Series Seed Account	Attn: James Giallanza, 125 Brd. St., 11th Fl., NY, NY 10001
Smith Barney Allocation Series Inc.—Income Portfolio	A	71.24%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Allocation Series Inc.—Income Portfolio	A	9.65%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co.	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Allocation Series Inc.—Income Portfolio	B	75.64%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd, King of Prussia, PA 19406
Smith Barney Allocation Series Inc.—Select Balanced Portfolio	—	70.79%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Allocation Series Inc.—Select Balanced Portfolio	—	14.17%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Allocation Series Inc.—Select Balanced Portfolio	—	13.78%	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting, 1475 Dunwoody Dr., West Chester, PA 19380
Smith Barney Allocation Series Inc.—Select Growth Portfolio	—	66.74%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-007
Smith Barney Allocation Series Inc.—Select Growth Portfolio	—	19.12%	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting, 1475 Dunwoody Dr., Westchester, PA 19380
Smith Barney Allocation Series Inc.—Select Growth Portfolio	—	13.01%	Travelers Insurance Company	Attn: Shareholder, Accounting, 6MS, PO Box 990027, Hartford, CT 06199-007
Smith Barney Allocation Series Inc.—Select High Growth Portfolio	—	68.99%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-007
Smith Barney Allocation Series Inc.—Select High Growth Portfolio	—	19.23%	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting, 1475 Dunwoody Dr., West Chester, PA 19380
Smith Barney Allocation Series Inc.—Select High Growth Portfolio	—	11.03%	Travelers Insurance Company	Attn: Shareholder, Accounting, 6MS, PO Box 990027, Hartford, CT 06199-007
Smith Barney Allocation Series Inc.—Income Portfolio	C	7.33%	First National Bank of McHenry, 401(k) Plan	3814 W. Elm St., McHenry, IL 60050
Smith Barney Allocation Series Inc.—Income Portfolio	C	5.94%	Rita Diana, CGM IRA Custodian	108 Palmetto Lane, Milford, PA 18337-7022
Smith Barney Appreciation Fund	A	17.03%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Appreciation Fund Inc.	Y	59.08%	State Street Bank & Trust Cust. FBO Citigroup 401k Plan	105 Rosemont Ave., Westwood, MA 02090-2318
Smith Barney Appreciation Fund Inc.	Y	16.67%	State of Minnesota Deferred Comp. Plan Trust	C/O Great-West, 8515 E. Orchard Rd. - 2T2, Greenwood Village, CO 80111
Smith Barney Appreciation Fund Inc.	Y	7.48%	Smith Barney Concert Series, SB Allocation Balanced	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Appreciation Fund Inc.	B	36.18%	PFPC Brokerage Services, FBO Primerica Financial Services	211 S. Gulph Rd., King of Prussia, PA 19406

Fund	Class	Percent	Name	Address
Smith Barney Arizona Municipals Fund Inc.	A	7.58%	Bruce Naegeli	7112 N 23rd Way, Phoenix, AZ 85020-5622
Smith Barney Arizona Municipals Fund Inc.	A	5.25%	Nancy K. Doss TTEE, Nancy K Doss Rev. Living Tst, UAB 06/09/2000	7056 East Main St., Scottsdale, AZ 85251-4341
Smith Barney Arizona Municipals Fund Inc.	C	34.36%	Thomas F. Adelson TTEE, FBO C. Revocable Living Trust, U/A/D 02/01/90	4620 East Exeter, Phoenix, AZ 85018-2818
Smith Barney Arizona Municipals Fund Inc.	C	8.12%	Mr. Donald F. Brassil	15221 N. Clubgate Dr., #8-2056, Scottsdale, AZ 85254-2637
Smith Barney Arizona Municipals Fund Inc.	C	7.24%	Mabel & Jack Rappaport Trust, U/A Dtd Jan 6/1983ST, FBO Mable & Jack Rappaport	23010 Country Club Trail, Scottsdale, AZ 85255-4273
Smith Barney Arizona Municipals Fund Inc.	C	6.97%	Barbara W. O’Brien TTEE, Trust Dated 7/19/02	7349 Via Paseo Bel Sur, #515-511, Scottsdale, AZ 85258-3765
Smith Barney Arizona Municipals Fund Inc.	C	6.37%	Thomas H. Littlejohn, SUC. TTEE, FBO Howard A. Littlejohn Trst, U/A/B 05/14/90	23010 Country Club Trail, Scottsdale, AZ 85255-4273
Smith Barney California Money Market Portfolio	Y	76.46%	Fiduciary Trust Intl Revenue	Attn: John Conte, 600 Fifth Ave., NY, NY 10020-2326
Smith Barney California Money Market Portfolio	Y	23.53%	Fiduciary Trust Intl-Non Revenue	Attn: John Conte, 600 Fifth Ave., NY, NY 10020-2326
Smith Barney Capital Preservation Fund	A	39.00%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Capital Preservation Fund	B	7.28%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Capital Preservation Fund II	A	41.89%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Classic Values Fund	Y	100%	James Joseph, CGM Simple IRA Custodian	15201 Leffingwell Rd., Whittier, CA 90604-2253
Smith Barney Convertible Fund	O	37.19%	John J. Madden and Deborah A. Madden JTWROS	4107 Golden Grove Rd, Greenwood, IN 46143-9490
Smith Barney Convertible Fund	O	10.51%	Robert Flippin, Com Profit Sharing Custodian	47 Stonehedge Dr. Sq., Greenwich, CT 06831-3220
Smith Barney Convertible Fund	O	10.43%	George D. Pality Jr. and Cynthia D. Pality JTWROS	9207 Landsdowne Dr., Houston, TX 77096-2917
Smith Barney Convertible Fund	O	10.20%	William S. Silva, Com IRA Rollover Custodian	3656 Newgate Lane, Indianapolis, IN 46235-2380
Smith Barney Convertible Fund	O	9.90%	First Clearing, LLC, A/C 4788-9509, Nancy E. Kittle IRA, FCC As Custodian	918 Shabona Lane, Wilmette, IL 60091-1227
Smith Barney Convertible Fund	O	7.68%	Keith M. Lehrer, Com IRA Custodian	20801 Nordhoff St., Chatsworth, CA 91311-5925
Smith Barney Convertible Fund	O	6.47%	Jacquelyn G. Shay, Com IRA Rollover Custodian	1427 Regatta Rd, Laguna Beach, CA 92651-3029
Smith Barney Core Plus Bond Fund Inc.	Y	24.01%	Smith Barney Concert Series, SB Allocation Balanced	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Core Plus Bond Fund Inc.	Y	22.04%	Smith Barney Concert Series, SB Allocation Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Core Plus Bond Fund Inc.	Y	16.26%	Smith Barney Concert Series, Select Balanced	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Core Plus Bond Fund Inc.	Y	9.69%	Smith Barney Illinois College Pro Fixed Inc.	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Core Plus Bond Fund Inc.	Y	8.834%	Smith Barney Concert Series, SB Allocation Conservative	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Core Plus Bond Fund Inc.	Y	6.28%	Smith Barney Concert Series, SB Allocation High Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Core Plus Bond Fund Inc.	Y	5.698%	Smith Barney Concert Series, SB Allocation Income	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Core Plus Bond Fund Inc.	Y	5.50%	Smith Barney Concert Series, Select Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Diversified Large Cap Growth Fund	C	11.90%	First Clearing, LLC, Kudchadkar Clinic PA, Kudchadkar 401K Trust,	P.O. Box 479, Winnsboro, SC 29180-0479
Smith Barney Diversified Strategic Income Fund	Y	40.82%	Smith Barney Concert Series, SB Allocation Balanced	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Diversified Strategic Income Fund	Y	27.37%	Smith Barney Concert Series, Select Balanced	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Diversified Strategic Income Fund	Y	17.64%	Smith Barney Concert Series, SB Allocation Conservative	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Diversified Strategic Income Fund	Y	6.55%	Smith Barney Concert Series, SB Allocation Income	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Diversified Strategic Income Fund	B	12.71%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Diversified Strategic Income Fund	A	11.20%	PFPC Brokerage Services	211 S. Gulph Rd., King of Prussia, PA 19406

Fund	Class	Percent	Name	Address
Smith Barney Dividend Strategy Fund	I	100%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd, King of Prussia, PA 19406
Smith Barney Dividend Strategy Fund	B	92.31%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Dividend Strategy Fund	A	96.27%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Dividend Strategy Portfolio	I	74.50%	Travelers Life and Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Dividend Strategy Portfolio	I	23.71%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Emerging Markets Equity Fund	A	11.73%	Paul Simon, Umbrella Level V Ps Brd.Way Holdings, I9NC. Selwyn Rogers	1619 Brd.Way, Ste. 500, NY, NY 10019-7449
Smith Barney Emerging Markets Equity Fund	A	7.82%	Spears Family Holdings Limited Partnership, Umbrella Level V	7925 S. Park Place, Orlando, FL 32819-4885
Smith Barney Emerging Markets Equity Fund	B	20.0%	Bruce A. Wilford or Ruth Wilford, Trustees Under The Sarah Eibenschutz Trust Dated 08/09/2000	935 Eastwood Place, Los Altos, CA 94024-5022
Smith Barney Emerging Markets Equity Fund	B	20.0%	Bruce A. Wilford or Ruth Wilford, Trustees under the David Jose O’Leary Trust Dated 08/09/2000	935 Eastwood Place, Los Altos, CA 94024-5022
Smith Barney Emerging Markets Equity Fund	B	20.0%	Bruce A. Wilford or Ruth Wilford, Trustees under the Ruth Almudena O’Leary Trust Dated 08/09/2000	935 Eastwood Place, Los Altos, CA 94024-5022
Smith Barney Emerging Markets Equity Fund	B	20.0%	Bruce A. Wilford or Ruth Wilford, Trustees under the Jessica R. Wilford Trust Dated 08/09/2000	935 Eastwood Place, Los Altos, CA 94024-5022
Smith Barney Emerging Markets Equity Fund	B	20.0%	Bruce A. Wilford or Ruth Wilford, Trustees under the Joshua Gabriele Eibenschutz Trust Dated 7/9/01	935 Eastwood Place, Los Altos, CA 94024-5022
Smith Barney Emerging Markets Equity Fund	Y	100%	Fidelity Investments Institutional Operations Co. Inc. FIIOC as agent for certain employee benefit plans	100 Magellan Way (KWIC), Covington, KY 41015
Smith Barney Exchange Reserve Fund	B	15.84%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Financial Services Fund	A	52.29%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Financial Services Fund	A	7.62%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Financial Services Fund	B	26.60%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Fundamental Value Fund Inc.	A	29.65%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Fundamental Value Fund Inc.	Y	35.71%	State Street Bank & Trust Cust. FBO Citigroup 401k Plan	105 Rosemont Ave., Westwood, MA 02090-2318
Smith Barney Fundamental Value Fund Inc.	Y	33.47%	Smith Barney Concert Series, SB Allocation Balanced	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Fundamental Value Fund Inc.	Y	21.07%	Smith Barney Concert Series Select Balanced, State Street Bank	Attn, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Georgia Portfolio	C	5.93%	E.K. Gandy	5047 Tucker Ridge, Macon, GA 31210-2960
Smith Barney Georgia Portfolio	C	5.79%	James S. Hutto	PO Box 1475, Brunswick, GA 31521-1475
Smith Barney Georgia Portfolio	A	5.23%	Joseph W. Hamilton Jr.	2540 Woodward Way, Atlanta, GA 30305-3562
Smith Barney Georgia Portfolio	B	12.12%	Margaret Due TTEE FBO Margaret Due TR U/A/D 09/06/02	3100 Club Dr., Apt. #334, Lawrenceville, GA
Smith Barney Government Portfolio	A	5.96%	Sanford I. Weill, C/O Cornelia Leo	Citigroup Inc., 399 Park Ave, 3rd FL., NY, NY 10022-4618
Smith Barney Government Securities Fund	B	58.11%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Government Securities Fund	Y	95.53%	State Street Bank & Trust Cust. FBO Citigroup 410k Plan	105 Rosemont Ave., Westwood, MA 02090-2318

Fund	Class	Percent	Name	Address
Smith Barney Government Securities Fund	A	27.40%	PFPC Brokerage Services, FBO Primerica Financial Services	211 S. Gulph Rd., King of Prussia, PA 19406
Smith Barney Government Securities Fund	A	5.02%	Smith Barney Multi Choice Trust	Smith Barney Corporate Trust Co, Two Tower Ctr., P.O. Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Growth and Income Fund	A	61.36%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd, King of Prussia, PA 19406
Smith Barney Growth and Income Portfolio		73.14%	Travelers Life and Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Growth and Income Portfolio		25.62%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Health Sciences Fund	A	31.94%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Health Sciences Fund	A	15.10%	Smith Barney Multi Choice Trust, Smith Barney, Corporate Trust Co	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Health Sciences Fund	B	22.94%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney High Income Fund	Y	37.312%	Smith Barney Concert Series, SB Allocation Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney High Income Fund	Y	21.01%	Meg & Co C/O Ameriserv Trust and Financial Services Company	216 Franklin St., Johnstown, PA 15901-1911
Smith Barney High Income Fund	Y	18.91%	Smith Barney Concert Series, SB Allocation High Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney High Income Fund	Y	8.45%	Smith Barney Concert Series, Select Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-1008
Smith Barney Intermediate Maturity California Municipals Fund	B	9.08%	Audrey L. Heaberlin &, Harold R. Landers, TTEES, FBO Heaberlin-Landers Trust, U/A/D 11/30/98	2309 Park Estates Dr., Sacramenta, Class A 95825-0321
Smith Barney Intermediate Maturity California Municipals Fund	B	7.55%	Sue Talley Jelliffe TTEE, FBO Sue Talley Jelliffe Liv. Tr	232 Marin Ave., Mill Valley, CA 94941-4022
Smith Barney Intermediate Maturity California Municipals Fund	B	7.51%	Landgraf Trust Dtd 6/25/96, Robert B. Landgraf TTEE, Karen S Landgraf TTEE	1472 Camino Robles Court, San Jose, CA 95120-4407
Smith Barney Intermediate Maturity California Municipals Fund	B	7.40%	Alan J. Bleemers, Cindi L. Bleemers TTEE, U/A/D 03/26/04, FBO Bleemers Living Trust	4725 Blackrock, La Verne, CA 91750-1808
Smith Barney Intermediate Maturity New York Municipals Fund	O	5.88%	Muriel S. Kessler	122 East 42nd St., Suite 606, NY, NY 10168-0699
Smith Barney Intermediate Maturity New York Municipals Fund	B	16.37%	Howard Boilen and Phyllis A. Boilen Ten In Cdm	3 Treetop Lane, Pleasantville, NY 10570-2354
Smith Barney Intermediate Maturity New York Municipals Fund	B	12.05%	Robert E. Timerman	377 Brd.Way Ave., West, Watertown, NY 13601-4103
Smith Barney Intermediate Maturity New York Municipals Fund	B	8.94%	Florence Metnick	91 Hamlet Dr., Commack, NY 11725-4442
Smith Barney Intermediate Maturity New York Municipals Fund	B	8.88%	Fredric Levy	4901 Henry Hudson Parkway, Apt. 1J, Bronx, NY 10471-3219
Smith Barney Intermediate Maturity New York Municipals Fund	B	8.60%	Dean Witter for the benefit of James Luttati & Irma Luttati	P.O. Box 250 Church St. Station, NY, NY 10008-0250
Smith Barney Intermediate Maturity New York Municipals Fund	B	7.24%	John Bordi	P.O. Box 1200, Highland, NY 12528-8200
Smith Barney Intermediate Maturity New York Municipals Fund	B	7.24%	Carl Hyman	P.O. Box 1553, Melville, NY 11747-0553
Smith Barney Intermediate Maturity New York Municipals Fund	B	5.26%	Cindy Hyman	P.O. Box 1553, Melville, NY 11747-0553
Smith Barney International Fund	1	100%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney International Fund	B	76.07%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney International Fund	A	91.22%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney International Large Cap Fund	A	6.18%	Citibank, NA, SUCC TTEES Jack Roy Anderson U/A 11/29/	153 East 53rd St., 23rd Fl., NY, NY 10043-0001
Smith Barney International Large Cap Fund	A	6.18%	Citibank, NA, SUCC TTEES Rose-Marie Garcia Anderson U/	153 East 53rd St., 23rd Fl., NY, NY 10043-0001
Smith Barney International Large Cap Fund	A	5.03%	Citibank, NA, TTEE New York Community Trust, U-W M W	153 East 53rd St., 23rd Fl., NY, NY 10043-0001
Smith Barney International Large Cap Fund	Y	100%	Smith Barney Inc	333 W. 34th St., NY, NY 10001
Smith Barney Investment Grade Bond Fund	B	48.64%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406

Fund	Class	Percent	Name	Address
Smith Barney Investment Grade Bond Fund	Y	21.43%	Smith Barney Scholars Choice Portfolio Four (Balanced)	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Investment Grade Bond Fund	Y	12.54%	Smith Barney Illinois College Pro Port 1, State Street Bank	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Investment Grade Bond Fund	Y	9.96%	Smith Barney Scholar’s Choice Portfolio Two	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Investment Grade Bond Fund	Y	9.64%	Smith Barney, Scholar’s Choice Portfolio 3, State Street Bank	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Investment Grade Bond Fund	Y	9.24%	Smith Barney, Illinois College Pro Port 2	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Investment Grade Bond Fund	Y	8.65%	Smith Barney, Illinois College Pro Port 4, State Street Bank	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Investment Grade Bond Fund	Y	8.06%	Smith Barney, Illinois College Pro Port 3	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Investment Grade Bond Fund	Y	6.66%	Smith Barney, Scholars Choice Portfolio One, State Street Bank	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Investment Grade Bond Fund	Y	6.45%	Smith Barney, Scholars Choice Portfolio Five	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Investment Grade Bond Fund	A	30.98%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd, King of Prussia, PA 19406
Smith Barney Investment Grade Bond Fund	A	10.74%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co.	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Investment Grade Bond Fund	A	10.28%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Investment Grade Bond Fund	A	43.40%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co.	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Large Cap Growth and Value Fund	A	100%	Large Cap Growth & Value Fund	Attn: Cindy Teitler, 125 Brd. St., 10th Floor, NY, NY 10001
Smith Barney Large Cap Value Fund	Y	43.55%	Smith Barney Concert Series, SB Allocation High Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Large Cap Value Fund	Y	40.48%	Smith Barney Concert Series, SB Allocation Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Large Cap Value Fund	Y	9.90%	Smith Barney Concert Series, Select Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Large Cap Value Fund	Y	6.08%	Smith Barney Concert Series, Select High Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Large Capitalization Growth Fund	A	10.37%	Citistreet Corporation, State Street Bank & Trust TTEE	3 Batterymarch Park, JMB II Core Market, Quincy, MA 02169
Smith Barney Large Capitalization Growth Fund	A	5.58%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co.	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Large Capitalization Growth Fund	A	5.69%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd, King of Prussia, PA 19406
Smith Barney Large Capitalization Growth Fund	B	5.41%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd, King of Prussia, PA 19406
Smith Barney Large Capitalization Growth Fund	Y	14.05%	State Street Bank & Trust Cust FBO Citigroup 401k Plan	105 Rosemont Ave., Westwood, MA 02090-2318
Smith Barney Large Capitalization Growth Fund	Y	9.61%	State Street Bank & Trust Co, TTEE, State of Michigan 401(K) Plan	105 Rosemont Rd, Westwood, MA, 02090-2318
Smith Barney Large Capitalization Growth Fund	Y	9.05%	Smith Barney Concert Series, SB Allocation High Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Large Capitalization Growth Fund	Y	6.78%	Smith Barney Concert Series, SB Allocation Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Large Capitalization Growth Fund	Y	6.58%	Smith Barney Scholars Choice, Equity Portfolio	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Large Capitalization Growth Fund	Y	5.58%	State Street Bank & Trust Co. TTEE, State of Michigan 457 Plan	105 Rosemont Rd, Westwood, MA 02090-2318
Smith Barney Large Capitalization Growth Fund	Y	7.33%	Smith Barney, Illinois College Pro Equity	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Limited Term Portfolio	B	5.47%	Blanche Schimmel	4000 N. Charles St., Baltimore, MD 21218-1760
Smith Barney Limited Term Portfolio	B	5.02%	Richard Hugh Gilbert Trustee, FBO Richard Hugh Gilbert, U/W/O Frances J. Gilbert, dated 1/21/92	2211 30th Ave. W., Seattle, WA 98199-3305
Smith Barney Managed Municipals Fund Inc	B	8.63%	PFPC Brokerage Services, FBO Primerica Financial Services	211 S. Gulph Rd., King of Prussia, PA 19406
Smith Barney Managed Municipals Fund Inc.	A	5.95%	PFPC Brokerage Service FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Managed Municipals Fund Inc.	Y	57.48%	Barry Baker TTEE, FBO Baker General Trust U/A/D 04/07/93	8520 Bayland Dr., Las Vegas, NV 89134-8641

Fund	Class	Percent	Name	Address
Smith Barney Managed Municipals Fund Inc.	Y	42.41%	David J. Heerensperger	P.O. Box 565, Medina, WA 98039-0575
Smith Barney Managed Municipals Fund Inc.	1	100%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Massachusetts Municipals Fund	C	7.75%	Gail K. Cohen Trustee U/A 6/5/89, Bruce B. Cohen Trust	100 Centre St. #208, Brookline, MA 02446-2818
Smith Barney Mid Cap Core Fund	1	100%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Mid Cap Core Fund	Y	92.87%	Smith Barney Inc.	333 W. 34th St., NY, NY 10001
Smith Barney Mid Cap Core Fund	Y	6.52%	William J Roberts IRA, Com IRA Custodian	2175 Hudson Terrace, Fort Lee, NJ 07024-7721
Smith Barney Mid Cap Core Fund	A	31.14%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Mid Cap Core Fund	A	6.62%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co.	Two Tower Ctr., Po Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Money Funds—Cash Portfolio	C	77.40%	Dina K. Whitaker, CGM IRA Custodian	6705 Pemberton View Dr., Seffner, FL 33584-2423
Smith Barney Money Funds—Cash Portfolio	C	17.21%	SB Corp. Trust Cust FBO Muriel Ouellette, R/O IRA	293 Paquette Ave., Manchester, NH 03104
Smith Barney Money Funds—Cash Portfolio	Y	29.65%	Smith Barney Scholars Choice Portfolio Six	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Money Funds—Cash Portfolio	Y	23.80%	Smith Barney Illinois College Pro Port 5	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Money Funds—Cash Portfolio	Y	16.30%	Smith Barney Scholars Choice Portfolio Five	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Money Funds—Cash Portfolio	Y	15.73%	Smith Barney Illinois College Pro Port 6	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Money Funds—Cash Portfolio	Y	11.13%	Smith Barney Scholars Choice Portfolio 7	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Money Funds—Government Portfolio	C	58.01%	David Burnett	3033 16th St., NW., #407, Washington, D.C. 2009-4264
Smith Barney Money Funds—Government Portfolio	C	38.59%	SB Corp Trust Cust, FBO Janice C. Reddan R/O IRA, 25	Riveredge Dr., Brick, NJ 08724
Smith Barney Money Funds—Government Portfolio	Y	100%	1 CSEA Employee Benefit Fund a Non-Profit Organization	Attn: Karl Bellinger/Director of Internal Operations, 1 Lear Jet Lane, Suite #1, Latham, NY 12110-2313
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	A	34.67%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	A	6.64%	Mary A. Winston	45 Highland Ave., Montclair, NJ 07042-1909
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	A	2.44%	Mr. William Austin White and, Andrea Jackie White JTWROS	3 Ferncreek Dr., Rolling Hills Estates, CA 90274-1503
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	Y	100%	Smith Barney Multiple Discipline Portfolio 2	2 World Financial Ctr., 235 Liberty St., 24th Floor, NY, NY 10281-1024
Smith Barney Multiple Discipline Funds—All Cap and International Fund	A	6.36%	Mr. Subhas Khara Priti S. Khara TTEE U/A/D 11-14-1996 FBO Khara Fam Trust	404 N. Berry St., Brea, CA 92821-3104
Smith Barney Multiple Discipline Funds—All Cap and International Fund	B	7.91%	Britt B. A. Ewen	130 Valley View Ave., Ridgewood, NJ 07450-2346
Smith Barney Multiple Discipline Funds—All Cap and International Fund	Y	100%	Salomon Brothers Holding Co	399 Park Ave., NY, NY 10022-4614
Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund	B	7.20%	PFPC Brokerage Services, FBO Primerica Financial Services	211 S. Gulph Rd., King Prussia, PA 19406
Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund	B	13.47%	PFPC Brokerage Services, FBO Primerica Financial Services	211 S. Gulph Rd., King Prussia, PA 19406
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	Y	100%	Smith Barney Multiple Discipline Portfolio 1	2 World Financial Ctr., 235 Liberty St., 24th Fl. NY, NY 10281-1024
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	A	14.33%	PFPC Brokerage Services, FBO Primerica Financial Services	211 S. Gulph Rd., King Prussia, PA 19406
Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund	Y	100%	Smith Barney Multiple Discipline Portfolio 3	2 World Financial Ctr., 235 Liberty St., 24th Fl. NY, NY 10281-1024
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value	Y	61.20%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027

Fund	Class	Percent	Name	Address
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value	Y	38.80%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value	Y	55.81%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio-Balanced All Cap Growth and Value	Y	44.19%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value	B	12.30%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Multiple Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value	A	23.27%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney New York Money Market Portfolio	Y	88.57%	Fiduciary Trust Intl Revenue	Attn: John Conte, 600 Fifth Ave., NY, NY 10020-2326
Smith Barney New York Money Market Portfolio	Y	11.43%	Fiduciary Trust Intl—Non Revenue	Attn: John Conte, 600 Fifth Ave., NY, NY 10020-2326
Smith Barney New York Portfolio	Y	100%	Peter Nager	121 Beaver Dam Rd., Katonah, NY 10536-3716
Smith Barney Oregon Municipals Fund	A	7.03%	UBS Financial Services Inc., FBO Clinton S. Hastings CNSRV Kimberly L. Hastings CNSRV	532 Cinbar, Roseburg, OR 97470-9385
Smith Barney Pennsylvania Portfolio	A	6.35%	Royal F. Alvis, Marion M. Alvis JTWROS	186 Cherry Hill Circle, Hawley, PA 18428-4018
Smith Barney Premier Selections All Cap Growth Portfolio	—	50.48%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Premier Selections All Cap Growth Portfolio	—	47.10%	Travelers Life and Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Smith Barney Real Return Strategy Fund	A	65.04%	Smith Barney Investment Funds Inc—SB Real Return Strategy Fund/PSR Only	300 First Stamford Place, 3rd Fl., Stamford, CT 06902-6765
Smith Barney Real Return Strategy Fund	C	5.26%	Michael M. Loy, Ivy Y. Loy	88 Deerfield Land, Pleasantville, NY 10570-1402
Smith Barney Real Return Strategy Fund	C	5.23%	Dr. Brian M. Wu, Mrs. Ing-Ing Wu Dtd 04/01/1998 Brian M. Wu Pension Trust	6317 Northwest Hwy, Crystal Lake, IL 60014-7934
Smith Barney Real Return Strategy Fund	C	5.23%	G. ILL Ltd.	74832 S. Cove Dr., Indian Wells, CA 92210-7121
Smith Barney S&P 500 Index Fund	Citi S&P 500 Index Shares	54.90%	Smith Barney 401(K) Advisor Group (Trust) Citigroup Institutional Trust Co	Two Tower Ctr., 400 Atrium Dr., Somerset, NJ 08873-4162
Smith Barney S&P 500 Index Fund	Citi S&P 500 Index Shares	23.14%	Citistreet Core Markets (Trust) State Street Bank and Trust TTEE	Two Tower Ctr., Po Box 1063, East Brunswick, NJ 08816-1063
Smith Barney S&P 500 Index Fund	Smith Barney S&P 500 Index Shares	13.25%	Travelers Insurance Company Separate Account QPN 401(k)-TIC Travelers Life Insurance Shareholder Account Unit	Po Box 990027, Hartford, CT 06199-0027
Smith Barney S&P 500 Index Fund	Smith Barney 500 Index Shares	20.45%	Smith Barney Multi Choice Trust Citigroup Institutional Trust Co	Two Tower Ctr., 400 Atrium Dr., Somerset, NJ 08873-4162
Smith Barney Short Duration Municipal Income Fund	A	7.40%	PPI Inc.	Attn: James Rigney, 217 W. Capitol St., Ste 201, Jackson, MS 39201-2004
Smith Barney Short Duration Municipal Income Fund	A	5.48%	Klein Living Trust UAD 4/2, Yosef Klein TTEE, CA rmela Klein TTEE,	19621 Citronia St., Northridge, CA 91324-2119
Smith Barney Short Duration Municipal Income Fund	A	5.39%	Lea Revocable Trust, James M. Lea & Jane I. Lea TTEE U/A Dtd 05/30/2001	1207 NW Culbertson Dr., Seattle, WA 98177-3941
Smith Barney Short Duration Municipal Income Fund	B	12.61%	Rose Zarucki	190 E. 32nd St., 26D, NY, NY 10021-4370
Smith Barney Short Duration Municipal Income Fund	B	7.81%	Olga E. Cassiere TTEE, FBO Cassiere Family Trust, U/A/D 09/23/81	25282 Pacifica Ave., Mission Viejo, CA 92691-3841
Smith Barney Short Duration Municipal Income Fund	B	6.17%	William Rapp Jr, Bruce Rapp & Gerald Rapp Exec., Estate of William C. Rapp	C/O Bill Rapp Pontiac, Inc., 3449 Burnet Ave., Syracuse, NY 13206-2548
Smith Barney Short Duration Municipal Income Fund	B	5.16%	Norma K. Rapp	4950 Ravine Rd., Fayetteville, NY 13066-2400
Smith Barney Short Duration Municipal Income Fund	B	5.14%	Katherine F. Robbins	131 Cedar Crest, Clinton, MS 39056-9766
Smith Barney Short Duration Municipal Income Fund	Y	100%	Smith Barney Inc.	333 W. 34th St., NY, NY 1001
Smith Barney Short-Term Investment Grade Bond Fund	Y	24.22%	Smith Barney Scholars Choice Portfolio Four (Balanced)	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606

Fund	Class	Percent	Name	Address
Smith Barney Short-Term Investment Grade Bond Fund	Y	14.58%	Smith Barney Scholars Choice Portfolio Five (Balanced)	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Short-Term Investment Grade Bond Fund	Y	14.11%	Smith Barney Illinois College Pro Port 6	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Short-Term Investment Grade Bond Fund	Y	10.66%	Smith Barney Illinois College Pro Port Six	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Short-Term Investment Grade Bond Fund	Y	10.66%	Smith Barney Illinois College Pro Port 5	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Short-Term Investment Grade Bond Fund	Y	9.97%	Smith Barney Scholars Choice Portfolio 7	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Short-Term Investment Grade Bond Fund	Y	9.80%	Smith Barney Illinois College Pro Port 4	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney Small Cap Core Fund, Inc.	A	20.76%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co.	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Small Cap Core Fund, Inc.	Y	43.92%	Smith Barney Concert Series	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Small Cap Core Fund, Inc.	Y	40.00%	Smith Barney Concert Series, Smith Barney Allocation Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Small Cap Core Fund, Inc.	Y	9.76%	Smith Barney Concert Series, Select Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Small Cap Core Fund, Inc.	Y	6.33%	Smith Barney Concert Series, Select High Growth	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Small Cap Core Fund, Inc.	A	88.36%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Small Cap Growth Fund	B	77.35%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Small Cap Growth Fund	1	100%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Small Cap Growth Opportunities Fund	A	26.89%	Smith Barney Multi Choice Trust	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816
Smith Barney Small Cap Growth Opportunities Fund	Y	100%	Citigroup Global Markets Inc	333 W. 34th St., 3rd Fl., NY, NY 10001
Smith Barney Small Cap Growth Opportunities Portfolio	—	57.01%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, P.O. Box 990027, Hartford, CT 06199-0027
Smith Barney Small Cap Growth Opportunities Portfolio	—	36.91%	Travelers Insurance Company	Attn: Shareholder Accounting, P.O. Box 990027, Hartford, CT 06199-0027
Smith Barney Small Cap Growth Opportunities Portfolio	—	5.32%	Travelers Life & Insurance Co., FBO Citicorp Life Ins. Co.	Attn: Shareholding Accounting, P.O. Box 990027, Hartford, CT 06199-0027
Smith Barney Small Cap Value Fund	A	30.34%	The John Hancock Life Ins Company (USA)	250 Bloor St. East, 7th Floor, Toronto, Ontario Canada M42 1E5
Smith Barney Small Cap Value Fund	A	10.48%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Small Cap Value Fund	Y	45.19%	State Street Bank & Trust Cust FBO Citigroup 401k Plan	105 Rosemont Ave., Westwood, MA 02090-2318
Smith Barney Small Cap Value Fund	Y	12.19%	Smith Barney Scholars Choice Equity Portfolio	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Small Cap Value Fund	Y	10.91%	State Street Bank & Trust, Nestle 401k Savings Plan, U/A Dated 09/01/03, Citistreet LLC—Record Keeper	105 Rosemont Ave., Westwood, MA 02090-2318
Smith Barney Small Cap Value Fund	Y	8.27%	Smith Barney, Scholars Choice Portfolio One	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Small Cap Value Fund	Y	5.82%	Smith Barney Scholars Choice Portfolio Four (Balanced)	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Small Cap Value Fund	Y	5.48%	Smith Barney Scholars Choice Portfolio Two	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Small Cap Value Fund	Y	5.45%	Smith Barney Scholars Choice Portfolio 3	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Floor, NY, NY 10281-1008
Smith Barney Social Awareness Fund	B	59.92%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Social Awareness Fund	A	25.06%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Rd, King of Prussia, PA 19406

Fund	Class	Percent	Name	Address
Smith Barney Technology Fund	A	34.09%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney Technology Fund	A	6.78%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co.	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney Technology Fund	B	18.88%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney U.S. Government Securities Fund	A	26.47%	Smith Barney Multi Choice Trust, Smith Barney Corporate Trust Co.	Two Tower Ctr., PO Box 1063, East Brunswick, NJ 08816-1063
Smith Barney U.S. Government Securities Fund	1	100%	PFPC Brokerage Services, FBO Primerica Financial Services	211 South Gulph Rd., King of Prussia, PA 19406
Smith Barney U.S. Government Securities Fund	Y	30.07%	Smith Barney Illinois College Pro Port 4	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney U.S. Government Securities Fund	Y	24.29%	Smith Barney Illinois College Pro Port 5	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney U.S. Government Securities Fund	Y	23.50%	Smith Barney Illinois College Pro Port 2	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Smith Barney U.S. Government Securities Fund	Y	20.74%	Smith Barney Illinois College Pro Port 3	State Street Bank, Two World Financial Ctr., 225 Liberty St., 24th Fl., NY, NY 10281-2606
Travelers Series Funds—Smith Barney Adjustable Rate Income Portfolio	SB Class	51.50%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Adjustable Rate Income Portfolio	SB Class	48.50%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Aggressive Growth Portfolio	—	58.34%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, PO Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Aggressive Growth Portfolio	—	40.89%	Travelers Insurance Company	Attn: Shareholder Accounting, PO Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio	—	63.80%	Travelers Life and Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio	—	36.15%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Mid Cap Core Portfolio	—	75.93%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, PO Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Mid Cap Core Portfolio	—	23.75%	Travelers Insurance Company	Attn: Shareholder Accounting, PO Box 99027, Hartford, CT 06199-0027
Travelers Series Funds—Social Awareness Stock Portfolio	—	70.50%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Social Awareness Stock Portfolio	—	29.49%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, PO Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney High Income Portfolio	—	67.59%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, P.O. Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney High Income Portfolio	—	28.47%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, P.O. Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney International All Cap Growth Portfolio	—	48.82%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, P.O. Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney International All Cap Growth Portfolio	—	41.57%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, P.O. Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney International All Cap Growth Portfolio	—	7.58%	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting, 1475 Dunwoody Dr., West Chester, PA 19380
Travelers Series Funds—Smith Barney Large Cap Value Portfolio	—	52.62%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, P.O. Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Large Cap Value Portfolio	—	32.85%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, P.O. Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Large Cap Value Portfolio	—	12.83%	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting, 1475 Dunwoody Dr., West Chester, PA 19380
Travelers Series Funds—Smith Barney Money Market Portfolio	—	62.26%	Travelers Insurance Company	Attn: Shareholder Accounting, 6MS, P.O. Box 990027, Hartford, CT 06199-0027
Travelers Series Funds—Smith Barney Money Market Portfolio	—	36.63%	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS, P.O. Box 990027, Hartford, CT 06199-0027
Zenix Income Fund Inc.	Auction Rate Preferred	69.43%	Citigroup Global Markets Inc.	c/o Pat Haller, 333 West 34th Street, New York, NY 10001
Zenix Income Fund Inc.	Auction Rate Preferred	23.93%	Northern TR Scarlet Spivey	Processoral C-IN, Chicago, IL 60607

[Form of Proxy Card]

PROXY	CITIGROUP ASSET MANAGEMENT ADVISED INVESTMENT COMPANIES	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 21, 2005

The undersigned, revoking any prior proxies, hereby appoints R. Jay Gerken, Andrew B. Shoup, Robert I. Frenkel and Thomas C. Mandia, and each of them with full power of substitution, as proxies to vote for the undersigned at the Special Meeting of Shareholders of each fund listed below to be held at American Conference Centers, 780 Third Avenue, New York, New York 10017, at 1 p.m. (New York time) on October 21, 2005, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Joint Proxy Statement, which have been received by the undersigned.

This proxy is solicited by each fund’s Board of Directors or Trustees, as applicable. Each fund’s Board of Directors or Trustees has recommended that shareholders vote for all of the proposals.

When properly executed, this proxy card will be voted in the manner directed herein by the undersigned. If no direction is given with respect to one or more proposals, this proxy card will be voted “FOR” Items 1 and 2 and “FOR” the nominees in Item 3, and will be voted in accordance with the proxies’ best judgment as to any other matters that may properly come before the Special Meeting or any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-290-1380

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date	CTI_15555

FUNDS	FUNDS
[Names of applicable Funds held by shareholder to be inserted]	[Names of applicable Funds held by shareholder to be inserted]
[Names of applicable Funds held by shareholder to be inserted]	[Names of applicable Funds held by shareholder to be inserted]

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ■

☐  To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.

1.	To approve a new Management Agreement.

	FOR	AGAINST	ABSTAIN
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

2. To approve a new Subadvisory Agreement.

	FOR	AGAINST	ABSTAIN
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

3.	To elect Board I Members:

01. Walter E. Auch	02. John Ellis	03. Armon E. Kamesar	04. Stephen E. Kaufman
05. John J. Murphy	06. R. Jay Gerken

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

3.	To elect Board II Members:

07. Paul R. Ades	08. Dwight B. Crane	09. Frank G. Hubbard	10. Jerome H. Miller
11. Ken Miller	12. R. Jay Gerken

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

3.	To elect Board III Members:

13. Leopold Abraham II	14. Jane F. Dasher	15. Donald R. Foley*	16. Richard E. Hanson, Jr.
17. Paul Hardin	18. Roderick C. Rasmussen	19. John P. Toolan	20. R. Jay Gerken

* Mr. Foley is an emeritus Board Member of the Boards of Smith Barney Equity Funds and Smith Barney Income Funds, and is therefore not a nominee for those boards.

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

3.	To elect Board IV Members:

21. Robert M. Frayn, Jr.	22. Leon P. Gardner	23. Howard J. Johnson	24. David E. Maryatt
25. Jerry A. Viscione	26. R. Jay Gerken

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

3.	To elect Board V Members:

27. Dwight B. Crane	28. Burt N. Dorsett	29. Elliot S. Jaffe	30. Stephen E. Kaufman
31. Cornelius C. Rose, Jr.	32. R. Jay Gerken

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

3.	To elect Board VI Members:

33. Robert A. Frankel	34. Michael Gellert	35. Rainer Greeven	36. Susan A. Heilbron
37. R. Jay Gerken

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

3.	To elect Board VII Members:

38. Dwight B. Crane	39. Paolo M. Cucchi	40. Robert A. Frankel	41. Paul Hardin
42. William R. Hutchinson	43. George M. Pavia	44. R. Jay Gerken

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

3.	To elect Board VIII Members:

45. Elliott J. Berv	46. Donald M. Carlton	47. A. Benton Cocanougher	48. Mark T. Finn
49. Stephen Randolph Gross	50. Diana R. Harrington	51. Susan B. Kerley	52. Alan G. Merten
53. R. Richardson Pettit	54. R. Jay Gerken

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐
[Names of applicable Funds held by shareholder]	☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CITIGROUP ASSET MANAGEMENT ADVISED INVESTMENT COMPANIES

Citi Funds

Salomon Brothers Funds

Smith Barney Funds

125 Broad Street, 10th Floor

New York, New York 10004

September 8, 2005

Dear Shareholder:

You may have recently received proxy solicitation materials relating to a special meeting of shareholders of Smith Barney Real Return Strategy Fund and other funds that is to be held on October 21, 2005.

The proxy card included in such materials provided you an opportunity to vote on three items: (1) a proposal to approve a new Management Agreement, (2) a proposal to approve a new Subadvisory Agreement, and (3) a proposal to elect Trustees.

Because Smith Barney Real Return Strategy Fund receives investment advice from two subadvisers, as a shareholder of the fund, you are being provided with an opportunity to vote on a proposal to approve a new Subadvisory Agreement with each subadviser. Due to a production error, you may have received a proxy card that did not provide an opportunity to vote separately with respect to each agreement. Therefore, with this letter, we are sending you an additional proxy card that does provide the opportunity to vote on each agreement separately, and we ask that you use the enclosed proxy card to vote your shares of Smith Barney Real Return Strategy Fund. We ask that you also use the previously provided white proxy card to vote with respect to any other funds in which you own shares.

If you need any assistance or have any questions regarding this matter or with respect to the voting of your shares, please call Computershare Fund Services at 1-866-718-0017.

Sincerely,

Robert I. Frenkel

Secretary